[COREFUND LOGO]
1996
SEMI-ANNUAL REPORT
TO OUR
SHAREHOLDERS
FOR SIX MONTHS ENDING
DECEMBER 31, 1996

COREFUNDS...INVESTING OUR EXPERIENCE IN YOUR FUTURE.

[Graphic]
Photo of Trees

[GRAPHIC]
COREFUND LOGO


                                         FUND TRADING
    FUND PORTFOLIOS BY ASSET CLASS         SYMBOL
                                         (Y SHARES)
    CORE EQUITY FUNDS
Equity Index                                 N/A
Core Equity                                 CVEAX
Growth Equity                               CRGEX
Special Equity                              CSEQX
International Growth                        CFIGX

    BALANCED FUNDS
Balanced                                    CBAAX

    FIXED INCOME FUNDS
Short Term Income                           COSTX
Short-Intermediate Bond                     CFBDX
Government Income                            N/A
Bond                                        CONIX
Global Bond                                 CGBIX

    TAX-EXEMPT INCOME FUNDS
Intermediate Municipal Bond                  N/A
Pennsylvania Municipal Bond                  N/A
New Jersey Municipal Bond                    N/A

    MONEY MARKET FUNDS
Treasury Reserve                            CRTXX
Cash Reserve                                CRCXX
Tax-Free Reserve                            CRXXX


TABLE OF CONTENTS
Message to Our Shareholders.................. 1
Choosing the Right Fund.......................2
CSIA Management Profile.......................4
Fund Descriptions.............................5
Investment Advisers' Review.................. 8
Understanding Your
    Semi-Annual Report........................11
Managers' Discussion
    of Fund Performance.......................14
Financial Statements..........................34

SHAREHOLDER SERVICES

FOR MORE INFORMATION ON OPENING A
NEW ACCOUNT,  MAKING  CHANGES TO EXISTING
ACCOUNTS,  PURCHASING,  EXCHANGING OR
REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
PLEASE CALL 1-800-355-CORE  (2673).

MESSAGE
TO OUR
SHAREHOLDERS
                                                                        COREFUND

DECEMBER 31, 1996

     We are pleased to report that the second half of 1996 proved to be a positive period for the CoreFund Family of Mutual Funds. Favorable economic fundamentals continued to support gains for equity, fixed income, and money market investors. As always, your fund managers worked diligently to take advantage of market opportunities.

FULLY MERGED We are also pleased to announce that during the last six months, we have seen the benefits of our merger of Conestoga Fund holdings into the CoreFund Family. This accomplishment has enabled us to expand the scope of mutual funds available for our shareholders and further enhance our experienced investment management team with additional professionals. We're happy with the results of the merger and look forward to additional benefits in the years to come.

DEDICATED TO EDUCATION Another area of special focus has been our continued commitment to investor communications and education. We are proud to be among the first in the industry to provide shareholders, and potential shareholders, with a "plain English" prospectus. Designed to make learning about your investments simpler, the prospectus explains technical financial terms and presents fund information in an easy-to-follow format. Look for a mailing of the new prospectus in the Spring.

     Easy access to all of our funds and services is also available through our voice-response unit. We encourage you to use this resource whenever you have a question. Just call 1-800-355-CORE to quickly find the answers you need, from 8:30 a.m. to 8:00 p.m., Monday through Friday.

A POSITIVE OUTLOOK Looking ahead in 1997, we expect to see economic fundamentals remain generally positive. We believe that the future is bright for investors who diversify their holdings and remain focused on the potential long-term rewards of mutual fund investing.

     We thank you for the privilege of helping you to reach your financial goals. We will continue to explore even more ways to make investing with the CoreFund Family of Funds an easy, efficient, and pleasant experience. We look forward to serving you during 1997 and into the next century.






                            /s/
                            EMIL J. MIKITY
                            CHAIRMAN

[GRAPHIC]
PHOTO OF EMIL J. MIKITY
                                       1

CHOOSING
THE
RIGHT FUND

            MUTUAL FUND CATEGORIES


STABILITY Using money market funds, this category seeks to provide greater safety and stability of principal while providing current income. Funds are built around high-quality, short-term securities with remaining maturities of 13 months or less.

INCOME This category includes intermediate- and long-term taxable or tax-exempt bond funds. Depending on the types of bonds in which the funds invest, these funds seek to provide a moderate-to-high level of current income, while aiming to preserve an investor's original investment value.

INTERNATIONAL INCOME Global bond funds invest in both U.S. and foreign debt securities. These funds seek capital appreciation and current income. This category offers potentially higher returns than domestic bonds, but with less stability of principal.

GROWTH This category includes stock and balanced funds designed to pursue long-term growth. Balanced funds can invest in diversified portfolios of bonds and money market instruments, as well as stocks. Although stocks historically have offered the greatest growth potential, they have fluctuated more in price from day to day.

INTERNATIONAL GROWTH This category includes international stock funds that invest in common stocks and other equity securities of companies located outside the United States. Compared with domestic stocks, these funds offer potentially higher returns, but carry special risks.

      STABILITY/RETURN SPECTRUM
[Graphic]

            COREFUND PORTFOLIOS


*TREASURY RESERVE
*CASH RESERVE
*TAX-FREE RESERVE



*SHORT TERM INCOME
*SHORT-INTERMEDIATE BOND
*GOVERNMENT INCOME
*BOND
*INTERMEDIATE MUNICIPAL BOND
*PENNSYLVANIA MUNICIPAL BOND
*NEW JERSEY MUNICIPAL BOND



*GLOBAL BOND




*BALANCED
*EQUITY INDEX
*CORE EQUITY
*GROWTH EQUITY
*SPECIAL EQUITY


*INTERNATIONAL GROWTH


     EACH INVESTOR HAS A UNIQUE NOTION OF WHAT THE "RIGHT" MIX OF RISK AND REWARD SHOULD BE. YOU MAY, FOR EXAMPLE, BE AN INVESTOR WHO SEEKS TO MAINTAIN THE HIGHEST POSSIBLE DEGREE OF STABILITY IN YOUR PORTFOLIO, AND THEREFORE FAVOR MONEY MARKET SECURITIES. OR, YOU MAY BE AT THE OPPOSITE END OF THE SPECTRUM SOMEONE WHO IS WILLING TO ACCEPT AND TOLERATE HIGHER DEGREES OF RISK IN EXCHANGE FOR THE POTENTIAL OF HIGHER RETURNS OFFERED BY STOCKS. BECAUSE HIGHER RETURNS GENERALLY MEAN GREATER PRICE FLUCTUATIONS, INVESTMENT DECISIONS WILL ALWAYS REVOLVE AROUND THIS TRADEOFF.
     TO HELP YOU ALIGN YOUR PORTFOLIO'S PARTICULAR BLEND OF STABILITY AND RETURN WITH YOUR INVESTMENT PREFERENCES, COREFUNDS STRIVES TO OFFER AN EVENLY BALANCED ARRAY OF INVESTMENT OPTIONS.
     AS ILLUSTRATED AT LEFT, THE COREFUND FAMILY OF FUNDS INCLUDES DISTINCT CATEGORIES THAT MATCH UP WITH THE VARIOUS STAGES ALONG THE STABILITY/RETURN SPECTRUM. USING THIS GUIDE, YOU CAN FASHION A WELL-ROUNDED, DIVERSIFIED PORTFOLIO THAT HELPS YOU ACHIEVE YOUR INDIVIDUAL INVESTMENT GOALS WHILE MAINTAINING A COMFORTABLE LEVEL OF RISK. IN THIS WAY, COREFUNDS' EXPERTISE AND EXPERIENCE CAN BEST BE USED TO SHAPE YOUR INVESTMENT FUTURE.


FINDING
THE RIGHT
MIX
OF RISK
AND
REWARD.

CSIA
MANAGEMENT
PROFILE

DECEMBER 31, 1996

            MORE ABOUT THE INVESTMENT ADVISER TO THE COREFUNDS.




     CoreFunds, Inc. (CoreFunds) is a family of 20 mutual funds* managed by CoreStates Investment Advisers, Inc. (CSIA), an affiliate of CoreStates Financial Corp. CoreStates is one of the nation's largest and most respected banking institutions, with a commitment to exceptional service dating back nearly two centuries. As the investment adviser to CoreFunds, CSIA is dedicated to providing professional investment management to CoreFund investors.
     For years, CSIA has served the financial needs of institutions, corporations, municipalities, and individual investors. And today, it manages more than $17.6 billion in assets, including approximately $4 billion in the CoreFund Family of Mutual Funds.
     Each fund is guided by a professional manager who is responsible for maintaining the fund's investment objectives through research, analysis, and day-to-day investment decisions.
     A full range of quality funds, professional management, clear communication and convenience are all essential elements of what CoreFunds can invest in your future.

[Graphic]
CoreStates Logo


            THE RIGHT CHOICES FOR A WELL-ROUNDED INVESTMENT PROGRAM.

     The CoreFund Family offers a diverse range of high-quality mutual fund investment options designed to help you reach your financial goals.
     These include: the capital appreciation potential of equity and balanced funds; the income potential of fixed income funds; the tax advantages of municipal bond funds; the stability of money market funds; and the expanded reach and potential of international funds. By allowing free exchange among all funds, CoreFunds makes it easy for you to adapt your individual investment program to your changing needs.

*INCLUDES THREE ELITE FUNDS WHICH ARE PRESENTED IN A SEPARATE REPORT.

FUND
DESCRIPTIONS

DECEMBER 31, 1996
                                                 COREFUND FAMILY OF MUTUAL FUNDS
                    EQUITY (STOCK) FUNDS



                    INVESTING PRIMARILY IN SECURITIES SUCH AS COMMON STOCKS. THESE FUNDS SEEK MAXIMUM LONG-TERM GAINS THROUGH CAPITAL APPRECIATION.

                    OBJECTIVE                    FOR AN INVESTOR WHO...

*EQUITY             Seeks to achieve price     ...is investing for the
 INDEX FUND         and yield performance      long term and wants to know
                    similar to the S&P 50      that investment results
                    Index Composite Index.     will be substantially in line
                                               with the performance of the stock
                                               market as a whole.

*CORE EQUITY        Seeks growth of capital    ...seeks growth of capital over
 FUND               by investing primarily     the long term and is willing to
                    in a diversified           take higher risk for potentially
                    portfolio of common        higher returns than from bond
                    stocks.                    funds or money market funds.


*GROWTH             Seeks growth of capital    ...seeks capital  appreciation
 EQUITY FUND        and an increasing flow of  over the long term and is
                    dividends from a           willing to take higher risk for
                    diversified portfolio of   potentially higher returns than
                    common stocks.             from bond or money market funds.


*SPECIAL            Seeks capital growth by    ...seeks growth of capital over
 EQUITY FUND        investing principally in   the long term and is willing
                    a diversified portfolio    to take higher risk and
                    of common stocks.          experience greater volatility
                                               for potentially higher returns.



*INTERNATIONAL     Seeks long-term growth of   ...seeks growth of capital over
 GROWTH FUND       capital by investing in a   the long term and is willing to
                   portfolio of common stock   assume the higher risks inherent
                   diversified by country      in foreign investing in exchange
                   and industry.               for potentially higher returns.


                   BALANCED FUND

                   INVESTING IN BOTH COMMON STOCKS AND FIXED INCOME. THIS FUND SEEKS TO PROVIDE TOTAL RETURN WHILE PRESERVING CAPITAL.


*BALANCED          Seeks to provide total      ...wants to participate in a
 FUND              return while preserving     diversified portfolio program
                   capital.                    that is continuously and
                                               professionally managed and is
                                               willing to take higher risk for
                                               potentially higher returns than
                                               from bond or money market funds.

FUND
DESCRIPTIONS
(CONTINUED)

DECEMBER 31, 1996

                    FIXED INCOME (BOND) FUNDS

                    INVESTING PRIMARILY IN INTEREST-PAYING SECURITIES ISSUED BY THE U.S. GOVERNMENT AND ITS AGENCIES, AS WELL AS CORPORATE BONDS AND COMMERCIAL PAPER. THESE FUNDS SEEK TO PROVIDE A REGULAR STREAM OF CURRENT INCOME.

                  OBJECTIVE                    FOR AN INVESTOR WHO...

*SHORT TERM       Seeks consistent current     ...seeks a higher yield than
 INCOME FUND      income and relative          can be expected from either
                  stability of principal by    cash management funds or other
                  investing primarily in a     short-term investments. This fund
                  diversified portfolio of     will have less volatility than
                  investment-grade debt        most longer-term bond funds.
                  securities with expected
                  or remaining maturities
                  of three years or less.


*SHORT-           Seeks consistent current     ...seeks a higher yield than can
 INTERMEDIATE     income by investing          be expected from other short-term
 BOND FUND        principally in a             investments but would like to
                  diversified portfolio        avoid the wide swings normally
                  of debt securities with      attributable to long-term bond
                  an expected average          funds.
                  weighted maturity of
                  two-to-five years.


*GOVERNMENT       Seeks to provide current     ...wants investment performance
 INCOME FUND      income while preserving      and can tolerate the associated
                  principal value and          risk from an actively managed
                  maintaining liquidity.       portfolio of taxable fixed
                                               income securities and wants no
                                               credit risk.


*BOND             Seeks to maximize long-      ...wants  investment  performance
 FUND             term total return by         and can tolerate the associated
                  investing principally in     risk from an actively managed
                  a diversified portfolio      portfolio of taxable fixed
                  of debt securities.          income securities.

*GLOBAL           Seeks to provide capital     ...seeks capital appreciation and
 BOND FUND        appreciation and current     current income over the long
                  income through  investment   term, is willing to assume the
                  in fixed income securities   higher risks inherent in foreign
                  of the United States and     investing in exchange for
                  foreign issuers.             potentially higher returns and
                                               seeks benefits of international
                                               diversification.

                                                 COREFUND FAMILY OF MUTUAL FUNDS

                    TAX-EXEMPT INCOME FUNDS

                    INVESTING IN GENERAL OBLIGATION BONDS, REVENUE BONDS, AND MUNICIPAL NOTES, ALL OF WHICH FINANCE PUBLIC WORKS AND SERVICES. THESE FUNDS SEEK TO PROVIDE INCOME THAT IS GENERALLY EXEMPT FROM FEDERAL INCOME TAX AND IN SOME CASES FROM STATE AND LOCAL TAXES.

                  OBJECTIVE                    FOR AN INVESTOR WHO...

*INTERMEDIATE     Seeks a high level of        ...wants a conservative
 MUNICIPAL        income exempt from           investment and seeks after-tax
 BOND FUND        federal income tax           yields while protecting
                  consistent with the          principal.
                  preservation of capital.


*PENNSYLVANIA     Seeks a high level of        ...seeks a moderate rate of tax-
 MUNICIPAL        current income consistent    free income with less price
 BOND FUND        with the preservation of     volatility than long term
                  capital from income that     municipal bonds and wants
                  is exempt from Pennsylvania   enhanced investment performance
                  state and local personal     from an actively managed
                  income tax.                  portfolio of tax-free securities.


*NEW JERSEY       Seeks a high level of        ...seeks a moderate rate of tax-
 MUNICIPAL        current income consistent    free income with less price
 BOND FUND        with the preservation of     volatility than long term
                  capital from income that is  municipal bonds and wants
                  exempt from New Jersey state enhanced investment performance
                  and local personal           from an actively managed
                  income tax.                  portfolio of tax-free securities.


               MONEY MARKET FUNDS

               INVESTING PRIMARILY IN QUALITY SHORT-TERM SECURITIES OF THE U.S. GOVERNMENT AND ITS AGENCIES, COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND REPURCHASE AGREEMENTS. THESE FUNDS SEEK TO MAINTAIN A CONSTANT SHARE PRICE OF $1.00 WITH INCOME VARYING ACCORDING TO MARKET CONDITIONS AND INTEREST RATES. HOWEVER, MONEY MARKET FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THESE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00.


 *TREASURY
  RESERVE FUND    Seeks current income with       ...seeks liquidity of assets,
                  liquidity and stability of   current  income, and stability of
                  principal, with investments  principal.
                  exclusively in U.S.
                  Treasury obligations.


*CASH             Seeks current income with    ...seeks liquidity of assets,
 RESERVE FUND     liquidity and stability      current income, and stability of
                  of principal.                principal.


*TAX-FREE         Seeks current  income that    ...seeks current income exempt
 RESERVE FUND     is exempt from regular       from federal income taxes, and
                  income tax with liquidity    desires stability of principal
                  and stability of principal.  and liquidity of assets.

CORESTATES
INVESTMENT
ADVISERS'
REVIEW

DECEMBER 31, 1996

                           COREFUND INVESTMENT REVIEW

     It was another good year for mutual fund investors. Equity market gains for 1996 rivaled 1995 gains. During the last six months of 1996 (the first half of CoreFund's fiscal year), continued favorable economic fundamentals drove financial asset prices higher. Low inflation and sustainable real growth encouraged stock and bond market investors, even in spite of a brief market selloff in July.
     U.S. equities, as measured by the Standard & Poor's 500 index (S&P 500 Index), provided investors with a total return of 22.94% in 1996. The first half of the year provided approximately a 10% return with a 12% return in the second half (and, 10% is considered a good return for most full years!).
     The bond market, as measured by the Salomon Brothers Broad Bond Index, showed a total return of 3.62%. After interest rates rose sharply in early 1996, the bond market rebounded in the second half of the year.
     International equities lagged again with foreign stocks for U.S. dollar-based investors, as measured by the Morgan Stanley Capital International EAFE Index, providing a total return of 6.06%. Most foreign stock markets had greater returns than this in "local" currency terms, but the stronger U.S. dollar reduced returns for U.S. dollar-based investors.
     Global interest rates were generally stable during 1996, with returns exceeding those earned on U.S. fixed income securities. The total rate of return on global bonds as measured by the J.P. Morgan Global Bond Index was 4.39%.

                                 EQUITY REVIEW

We are pleased that the wide range of CoreFund equity funds achieved their objectives in 1996. Overall, stock prices had striking gains throughout the year, picking up right where they ended in 1995.


[PHOTO OF MARK E. STALNECKER]
MARK E. STALNECKER
CHAIRMAN, CSIA

[BAR CHART]
                                       8

                                                                        COREFUND

Following a 10.1% return for the six months ended June 30, 1996, the broad stock market (S&P 500 Index) proved resistant to a July selloff.
     Despite mid-year fears that a strong economy would generate inflationary pressures and lead to interest rate "tightening" by the Federal Reserve, the pace of economic growth slowed and interest rates fell during the second half. Corporate profit growth slowed, too, but with earnings rising and interest rate pressures non-existent, stock investors continued to move new cash into equity securities. This cash helped the market absorb a record level of initial public offerings and encouraged mutual fund managers to hold minimal cash positions in their portfolios.

                          BOND AND MONEY MARKET REVIEW

     Bond market investors experienced a volatile year in 1996, especially those invested in long-term (maturities over 10 years) issues. Interest rates on 30-year U.S. Treasury bonds rose from 6% at year end 1995 to over 7% in July 1996 but then fell to complete the year at about 6.6%.
     This move to higher rates caused price declines, and thus fixed income investors did not experience the strong returns realized by stock investors. Nevertheless, the market provided a small positive return in the last six months of 4.94% as measured by the Salomon Brothers Broad Bond Index.
     In spite of a reduction in the Federal funds rate to 5.25% in January (a cut of .25%), market participants became concerned as the year wore on that the stronger than expected economy would force rates higher. By midyear, most participants expected the Federal Reserve Board to raise the funds rate and the expectation created a market top in July when 30-year bond yields exceeded 7%.
     The economy began to slow down after midyear. This reassured investors that inflation would not accelerate, and bond yields fell steadily. Long Treasury yields dropped below 6.5% following the November election which saw the return of Republican Congressional majorities and President Clinton. The combination was viewed with relief after concerns that Clinton coattails would sweep in new Democratic majorities in the House and Senate.
     As a result, 1996 was a year of stable money market rates (with Federal funds constant at 5.25%) coupled with consider able volatility in longer-term securities.


(CONTINUED)

                                       9
[Graphic]
Line Chart

CORESTATES
INVESTMENT
ADVISERS'
REVIEW
(CONCLUDED)

DECEMBER 31, 1996

                              INTERNATIONAL REVIEW

     In 1996 international equities again provided returns lower than the U.S. markets for U.S. dollar-based investors. Much of the problem was in the Asian region, where the important Japanese market suffered a 6% decline in yen prices, but a 16% decline for U.S. dollar-based investors due to the U.S. dollar's strength.
     Most European markets were strong. However, returns for U.S. investors were again hurt by weak local currencies. Sluggish growth in most economies was offset by low inflation and stronger bond markets. International equities, as measured by the MSCI EAFE index, provided a total return of 6.06% for the calendar year 1996, and 1.48% in the first half of the CoreFunds' fiscal year.

                             OVERALL MARKET OUTLOOK


     Economic fundamentals continue to look positive for financial assets over the long term. However, we believe slowing corporate profit growth will make 1997 a challenging year for stocks.
     We anticipate relative stability in U.S. interest rates over the year ahead. And, we are encouraged by the international trend of lower inflation and freer economic trade, which bodes well for international economic stability.
     As always, we recommend that you keep a long-term perspective when making your investment choices. Stay the course by adhering to the mix of stocks, bonds, and cash equivalents that best meets your individual long-term needs. Attempting to time moves in and out of the market in anticipation of short-run price movements has generally proven a losing proposition.
Please read the pages that follow. They contain reports by our CoreFund portfolio managers. I believe you will find them informative.

/s/
MARK E. STALNECKER
CHAIRMAN, CSIA

WHAT
YOU NEED
TO KNOW                                                                 COREFUND

DECEMBER 31, 1996

     This report provides you with a manager's discussion of fund performance for each fund in the CoreFund Family of Mutual Funds. Each manager's commentary presents a snapshot of fund performance for the six month period ending December 31, 1996. The managers' discussions offer you insight into the investment strategies they are employing, and examine the market forces that are expected to prevail during the first half of 1997.

QUICK FUND FACTS Accompanying each commentary are boxes highlighting important fund information:

  *When the fund was opened
  *Portfolio size
  *Number of shares outstanding
  *Average weighted maturity of the fund's fixed income holdings
   (where applicable)
  *Seven-day effective yield (where applicable)

PORTFOLIO COMPOSITION
     For funds with equity holdings, the individual reports include listings of the top five holdings and the percentage of the total fund invested in these holdings.
     For funds with only fixed income or money market holdings, the reports include pie charts that show how these holdings are divided according to quality ratings, or in the case of the CoreFund Government Income Fund, how the fund is divided among various lengths of maturity.

PERFORMANCE DATA     EQUITY AND FIXED INCOME FUNDS
     The performance box shows the 6-month cumulative total return, as of December 31, 1996, for both the institutional class (Y) shares and individual class (A) shares. (Performance numbers in this report may differ slightly from those shown in other year end reports due to late trading activity). For equity funds, also shown is the change in Net Asset Value (NAV) for each series over the six month period from July 1, 1996 to the end of the year. For fixed income funds, the 30-day yield and the NAV as of December 31, 1996 are shown. Information for both Y and A classes of each fund is compared with the most commonly used industry index to show how the Fund's performance stacks up against its peers.
     For the class A shares, the performance information has been adjusted to reflect the 12b-1 fee associated with these shares. The class A data has also been divided to show performance with and without the assessment of the maximum sales charge, also known as the load.

PERFORMANCE DATA     MONEY MARKET FUNDS
     The performance boxes show six month total return, 7-day and 30-day yields for classes Y and C as compared to the industry benchmark that the fund manager uses to measure performance.

--------------------------------------------------------------------------------
     As you review the information in these Fund reports, please remember that past performance of the portfolios does not predict future results. Also, investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

UNDERSTANDING
YOUR
SEMI-ANNUAL
REPORT
                                       11

WHAT
YOU NEED
TO KNOW
(CONTINUED)

DECEMBER 31, 1996

Various terms used in the fund reports are defined as follows:



CLASS Y/CLASS A & C CoreFund shares are currently available in three different classes. Class Y shares are for institutional investors and 401(k) plan participants. Class A (fixed income and equity) and Class C (money market) shares are for individuals, and offer added shareholder servicing features, as well as some additional fees.

LOAD refers to fees that may be associated with a particular Fund. Where loads are shown, both sales charges (incurred when purchasing shares) and 12b-1 fees have been included. The 12b-1 fee, named after the Securities and Exchange Commission rule that permits it, is sometimes assessed to recover costs incurred through advertising, commission payments to brokers, or other expenses associated with marketing and distributing a fund.

TOTAL RETURN shows how the value of an investment has changed from the beginning to the end of a period, assuming that dividends and capital gains have been reinvested. In the performance tables for equity and fixed income funds, total return is shown on an "annualized" basis - it averages performance at a constant rate for each year over a given period. In the performance boxes for money market funds, the six month total return is shown on a "cumulative" basis - i.e., the return for the period from July 1, 1996 to December 31, 1996.

NET ASSET VALUE (NAV) reflects the market value of one share of the fund on the date listed. This figure is determined by taking the fund's total assets - securities, cash, and any accrued earnings - and then deducting liabilities and dividing by the number of shares outstanding.
     Money market funds seek to maintain a stable NAV of $1.00, although there is no guarantee they will always do so. There are three money market portfolios in the CoreFund Family of Mutual Funds : Cash Reserve, Treasury Reserve, and Tax-Free Reserve.

YIELD refers to the rate of return for an investment portfolio, expressed as a percentage. Yield for mutual funds is established by a formula set by the Securities and Exchange Commission. A fund's yield will fluctuate and reflect the portfolio's net earning power after fund expenses have been paid.


MATURITY refers to the period over which a bond or other fixed income security must be held to earn the full yield offered by the issuer of the security. Average weighted maturity describes the average period of maturity in a portfolio that contains fixed income securities of varying maturities.



DEFINING
THE
TERMS
                                       12

                                                                        COREFUND


DISTRIBUTIONS are the payments of income and capital gains to shareholders of a mutual fund. For tax purposes, capital gains distributions are calculated separately from interest income or dividends.

INDEX is a statistical composite of selected stocks or bonds that is used to measure price fluctuations in these markets. For example, Standard & Poor's 500 Composite Index (S&P 500 Index) is a popular measurement of the stock market's performance based on prices of 500 common stocks listed on the New York and American stock exchanges or traded over the counter.

FACE VALUE is the amount the bondholder receives when the bonds are redeemed at maturity. Interest payments are based on the face value (also called "par value").

VOLATILITY is a description of how much the price of securities, such as mutual funds, moves up or down within a given period.

DOLLAR-COST AVERAGING is an installment-purchase technique that involves investing a fixed amount of money in mutual fund shares at regular intervals rather than all at once. The objective is to buy fewer shares when prices are high and more shares when they are low.

Diversification is the spreading of one's investment risk by putting assets in a wide-ranging portfolio of securities, such as a mutual fund.

HEDGE is a defensive investment strategy, often involving the buying or selling of options, to offset possible losses and thereby reduce risk.

EXPENSE RATIO is the amount, expressed as a percentage of average assets, that shareholders paid in the past year for mutual fund operating expenses and management fees.

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE

DECEMBER 31, 1996

     EQUITY INDEX FUND

SEMI-ANNUAL RESULTS:
     *This Fund returned 11.70%, after expenses, for the six months ending December 31, 1996.
     *The Fund's benchmark, the S&P 500 Composite Index (S&P 500 Index), returned 11.68% for the same period.
     *Assets in the Fund grew 19% from $166.4 million to $197.3 million during the six months.

COMMENTARY:
     The CoreFund Equity Index Fund remains an attractive choice for investors who want to

[Graphic]
Photo of Pencils and Data

harness the potential long-term returns of the equity market without the risks often associated with specific investment management styles. One way that the Fund works to manage risk is by investing in a well-diversified group of large, well known companies. These are primarily the companies represented in the S&P 500 Index.
     For efficiency purposes, the Fund has historically owned significantly fewer than 500 names. When the Fund was small, this strategy played an important role in minimizing the impact of transaction costs.
     In an effort to focus more on tracking error, we greatly expanded the number of issues held last year through a major one-time rebalancing. We also took steps to minimize the cash position held in the Fund. The benefits were demonstrated during the past few quarters with a meaningfully lower tracking error.


    QUICK FUND FACTS - EQUITY INDEX
    -------------------------------
    INCEPTION DATE: February 14, 1985
    PORTFOLIO SIZE: $197.3 million
    SHARES OUTSTANDING: 6,304,339 (Y&A COMBINED)


    TOP FIVE HOLDINGS (AS OF DECEMBER 31, 1996)
    -------------------------------------------
                              % OF FUND INVESTMENTS
                              ---------------------
    General Electric                 2.9%
    Coca-Cola Company                2.3%
    Exxon Corporation                2.2%
    Intel Corporation                2.0%
    Microsoft Inc.                   1.8%

PERFORMANCE (AS OF DECEMBER 31, 1996)
-------------------------------------------------------------------
                            6-MONTH           NAV             NAV
                          TOTAL RETURN      6/30/96        12/31/96
                          ------------      -------        --------
                          (CUMULATIVE)
    Class Y                  11.70%         $28.47          $31.29
    Class A w/o Load          6.85            -              31.28
    Class A w/Load            0.98            -              33.10
    S&P 500 Index            11.68            -                -

                                                                        COREFUND
     CORE EQUITY FUND


SEMI-ANNUAL RESULTS:
     *This Fund returned 13.82% for the six months ending December 31, 1996. *The Fund's benchmark, the S&P 500 Index, returned 11.68% for the same period.
     *Assets in the Fund grew 11% from $426.0 million to $471.1 million during the six months.

COMMENTARY:
     During the last six months, CoreFund Core Equity Fund benefited from an overweighting in the technology sector, with a particularly heavy emphasis on IBM stock. The Fund also profited from a rebound on the part of the tobacco stocks, specifically Philip Morris and RJR Nabisco, as litigation concerns eased for these companies.
     The summer correction proved to be short-lived. The stock market rebounded strongly by September and that strength continued into the fourth quarter. The technology stocks, which led the market into its correction, also led the market out of its corrective phase, paced by leaders such as IBM, Intel, and Microsoft.
     The stock market continues to be supported by a positive economic environment, specifically moderate growth and low inflation. This has led to good corporate profits and relatively modest interest rates, as well as a growing acceptance on the part of the public of the long-term attractiveness of equities. However, we should bear in mind that valuation levels are relatively high, thus making the market somewhat vulnerable to negative news.


    QUICK FUND FACTS - CORE EQUITY
    ------------------------------
    INCEPTION DATE: February 28, 1990
    PORTFOLIO SIZE: $471.1 million
    SHARES OUTSTANDING: 26,036,396 (Y&A COMBINED)


    TOP FIVE HOLDINGS (AS OF DECEMBER 31, 1996)
    -------------------------------------------
                                  % OF FUND INVESTMENTS
                                  ---------------------
    ELI Lilly & Co.                         5.3%
    Airtouch Com. Inc.                      4.8%
    General RE Corp                         4.4%
    IBM Corporation                         4.0%
    AT&T Corporation                        3.4%


 PERFORMANCE (AS OF DECEMBER 31, 1996)
 ----------------------------------------------------------------------
                            6-MONTH              NAV          NAV
                          TOTAL RETURN          6/30/96     12/31/96
                          ------------       ------------  ------------
                          (CUMULATIVE)
    Class Y                  13.82%             $17.26       $18.09
    Class A w/o Load         13.68               17.28        18.11
    Class A w/Load            7.40               18.29        19.16
    S&P 500 Index            11.68                 -            -

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

DECEMBER 31, 1996


     GROWTH EQUITY FUND



SEMI-ANNUAL RESULTS:
     *This Fund returned 5.86% for the six months ending December 31, 1996.
     *The Fund's benchmarks, the Lipper Growth Funds Index and the S&P 500 Index returned 8.23% and 11.68%, respectively, for the same period.
     *Assets in the Fund grew 10% from $123.2 million to $135.3 million during the six months.

COMMENTARY:
     The CoreFund Growth Equity Fund outpaced its benchmarks for the first 11 months of 1996, but gave back much of the gains in December with a decline of 5.0% for that month alone. The decline was partially due to investor profit-taking in the technology and telecommunications equipment stocks which had been strong performers all year.
     However, despite December's performance the Fund remains focused on two principal investment themes. They are computer networking equipment and software, and telecommunications equipment and services. This focus has led us to identify and invest in some of the best performing stocks of this two-year market cycle, including Oracle, Cisco Systems, U.S. Robotics, Microsoft, and Intel.
     The Fund remains well balanced and well diversified with appropriate exposure to other growth sectors such as health care, retail, consumer, and financial stocks. We remain committed to investing in high quality, medium-to-large capitalization stocks of well-managed growth companies. Our style has not varied or changed in the past year. The December experience, however, does point out the short-term volatility potential of growth equity funds versus more diversified core equity funds.

    QUICK FUND FACTS - GROWTH EQUITY
    --------------------------------
    INCEPTION DATE: February 3, 1992
    PORTFOLIO SIZE: $135.3 million
    SHARES OUTSTANDING: 10,067,665 (Y&A COMBINED)

    TOP FIVE HOLDINGS (AS OF DECEMBER 31, 1996)
    -------------------------------------------
                            % OF FUND INVESTMENTS
                            ---------------------
    Gillette Company                2.4%
    General Electric                2.4%
    SmithKline Beecham ADR          2.4%
    Merck & Co.                     2.2%
    MFS Communications Co.          2.2%


PERFORMANCE (AS OF DECEMBER 31, 1996)
-------------------------------------------------------------------------
                            6-MONTH               NAV            NAV
                          TOTAL RETURN          6/30/96        12/31/96
                          ------------        ------------   ------------
                          (CUMULATIVE)
    Class Y                   5.86%              $14.19         $13.44
    Class A w/o Load          5.76                14.17          13.42
    Class A w/Load           (0.03)               14.99          14.20
    S&P 500 Index            11.68                  -              -
    Lipper Growth Funds       8.23                  -              -

                                                                        COREFUND
     SPECIAL EQUITY FUND

SEMI-ANNUAL RESULTS:
     *This Fund returned 6.75% for the six months ending December 31, 1996. *The Fund's benchmark, the Russell 3000 Equally Weighted Index, returned
5.28% for the same period.
     *Assets in the Fund grew 3% from $64.8 million to $66.8 million during the six months.

COMMENTARY:
     During the last six months, CoreFund Special Equity Fund benefited from significant

[Graphic]
Photo of Lampost on Wall Street

holdings in such top-performing  stocks as Biogen,  NBTY, and Oakwood Homes.
     The summer correction proved to be short-lived. The stock market rebounded strongly by September and that strength continued into the fourth quarter. The technology stocks, which led the market into its correction, also led the market out of its corrective phase paced by leaders such as IBM, Intel, and Microsoft.
     The stock market continues to be supported by a positive economic environment, specifically moderate growth and low inflation. This has led to good corporate profits and relatively modest interest rates, as well as a growing acceptance on the part of the public of the long-term attractiveness of equities. However, we should bear in mind that valuation levels are relatively high, thus making the market somewhat vulnerable to negative news.



    QUICK FUND FACTS - SPECIAL EQUITY
    ---------------------------------
    INCEPTION DATE: March 15, 1994
    PORTFOLIO SIZE: $66.8 million
    SHARES OUTSTANDING: 6,547,997 (Y&A COMBINED)


    TOP FIVE HOLDINGS (AS OF DECEMBER 31, 1996)
    -------------------------------------------
                              % OF FUND INVESTMENTS
                              ---------------------
    Scios Nova                       2.0%
    IBM Corporation                  1.9%
    Intel Corporation                1.8%
    Case Corporation                 1.6%
    Lexmark Int'l Group, Inc.        1.6%


PERFORMANCE (AS OF DECEMBER 31, 1996)
--------------------------------------------------------------------------
                            6-MONTH                 NAV          NAV
                          TOTAL RETURN             6/30/96     12/31/96
                         ------------           ------------  ------------
                         (CUMULATIVE)
    Class Y                   6.75%                $11.86       $10.20
    Class A w/o Load          6.63                  11.85        10.19
    Class A w/Load            0.77                  12.54        10.78
    Russell 3000 (EW)         5.28                    -            -

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

DECEMBER 31, 1996

     INTERNATIONAL GROWTH FUND*

SEMI-ANNUAL RESULTS:
     *This Fund returned 3.20% for the six months ending December 31, 1996.
     *The Fund's benchmark, the Morgan Stanley Capital International EAFE Index, returned 1.48% for the same period.
    *Assets in the Fund as of December 31, 1996 totaled $138.7 million.

COMMENTARY:
     International markets generally moved higher in the second half of 1996. European securities, which represent 47% of the Fund's assets, provided the best returns during the six months. The U.K. was particularly rewarding, although part of the gain there reflected the strength of the pound sterling, one of the few currencies to have been appreciating against the U.S. dollar. Despite an increase in interest rates in November, the financial and utility sectors were the best performers in the market.
     The U.K. market finished 1996 at its high point with the prospect of good economic earnings and dividend growth for 1997. Economic activity is picking up, notably in the consumer and housing sectors, corporate earnings should rise further and liquidity is high. The only risks are the effect of the strong currency on earnings and the potential uncertainty associated with the general election which will probably be held in May.
     Elsewhere in Europe, there were good returns from the larger markets of Germany and France, although currency weakness eroded the returns to the U.S. investor. The main driving force continues to be the enhancement of shareholder value. The strongest stock moves over the period were in those companies whose managements have demonstrated commitment to this concept, such as the German chemical company, Hoechst.
     In Japan, which represents 22% of the Fund's holdings, equity market performance has again been disappointing. The Japanese stock

[Graphic]
Photo of Globe and Currency

market fell sharply at the year end, wiping out previous gains. For international investors the loss was exacerbated by a weakening yen which depreciated by more than 10% against the dollar in the year.
     The recovery in the Japanese economy that was proceeding well in the first half of the year has not been sustained. And forecasts for Gross National Product growth for the current fiscal year are now generally below 2%. The foreign investor is now a net seller and most domestic investors are preferring to invest for higher returns abroad (e.g., in U.S. Treasury bonds). Currently, 20% of the Fund's yen assets are protected through a forward sale of yen for U.S. dollars.

                                                                        COREFUND

     Elsewhere in the Asia pacific region, Hong Kong continues to be the best of the major markets, benefiting from an upturn in the economy of Mainland China and an improvement in liquidity, which is good for Hong Kong's real estate-dominated economy and for its stock market. On the other hand, Thailand and India have both performed badly (although India was recovering toward the end of the period).
     In Latin America, our investments in Argentina and Brazil ended the period with nice gains. The Mexican market was also up, but much of the gain was canceled out by the renewed weakness of the peso. Exporting companies seem to us the best investment opportunity at present.
     As for the year ahead, U.K. and European equities should continue to progress aided by low inflation and slow economic growth. Asia, with recovering export markets, should also advance, although Japan's economic problems may be more difficult to overcome. Latin America, with strong company fundamentals, should have another good year.


    QUICK FUND FACTS - INTERNATIONAL GROWTH
    ---------------------------------------
    INCEPTION DATE: February 12, 1990
    PORTFOLIO SIZE: $138.7 million
    SHARES OUTSTANDING: 10,537,925 (Y&A COMBINED)

    TOP FIVE HOLDINGS (AS OF DECEMBER 31, 1996)
    -------------------------------------------
                              % OF FUND INVESTMENTS
                              ---------------------
    Hoechst                         1.8%
    Novartis AG                     1.8%
    AMMB Holdings                   1.7%
    HSBC Holdings                   1.6%
    Roche Holdings                  1.4%

PERFORMANCE (AS OF DECEMBER 31, 1996)
------------------------------------------------------------------
                            6-MONTH           NAV          NAV
                          TOTAL RETURN      6/30/96     12/31/96
                          ------------   ------------ ------------
                          (CUMULATIVE)
    Class Y                   3.20%          $13.97      $13.16
    Class A w/o Load          3.04            13.96       13.16
    Class A w/Load           (2.61)           14.77       13.93
    MSCI/EAFE                 1.48              -           -


*THE INTERNATIONAL GROWTH FUND IS MANAGED BY MARTIN CURRIE, INC.
 AND ABERDEEN MANAGERS. THE REVIEW HEREIN SYNTHESIZES THE VIEWS
 OF THESE TWO MANAGERS.
                                       19

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

DECEMBER 31, 1996



    BALANCED FUND

SEMI-ANNUAL RESULTS:
     *This Fund returned 5.01% for the six months ending December 31, 1996. *In comparison, the S&P 500 Index returned 11.68% and the Lehman Brothers
Intermediate/Corporate Bond Index returned 4.27% for the same period.
     *Assets in the Fund grew 7% from $105.7 million to $113.3 million during the six months.

COMMENTARY:
     We were disappointed with the CoreFund Balanced Fund's six month return as fourth quarter equity holding results moderately underperformed the equity benchmark. Unfortunately, this more than offset the slight outperformance of the Fund's equity portion in the third quarter. It also overshadowed a much improved fixed income performance relative to the bond benchmark for the six months.
     The primary source of this underperformance in the equity portion was a significantly underweighted position in financial stocks, which proved to be the strongest sector in the fourth quarter. The surprisingly powerful post-election rally in stocks was fueled by the financial sector, as investors reacted to favorable election results and a robust bond market rally. It appeared that "value" investors, who had remained out of the market in the Fall fearing both a Democratic majority in Congress and a subsequent bond market selloff, rushed back into the stock market. As they returned, financial stocks were the principal sector of choice.
     We anticipated flat-to-slightly-higher interest rates during the quarter, owing to a healthy Christmas season, and were positioned accordingly with a below-average weighting in financial stocks. We were overweighted in energy stocks, which

[Graphic]
Time Lapse Photo of Stock Market Data

bore higher dividend yields and lower risk profiles than financial stocks. And, the Fund's energy holdings performed in line with that sector of the equity market.
     Selected mid-cap holdings in technology dramatically underperformed large capitalization technology stocks (most notably IBM, which is not a Fund holding). Finally, weakness in telecommunications holdings in the month of December capped a difficult quarter for the Fund's equity holdings.
     In contrast, the Fund's fixed income holdings fared better, posting a 4.2% return versus 4.3% for the benchmark index for the six month period. The dramatic underperformance of the first half of 1996 came to an end. A shortened, but still slightly longer than index, duration resulted in greater participation in the post-election bond rally. Also, the significant increase in the percent of holdings with coupons above 8%, achieved during

                                                                        COREFUND

the third quarter, contributed to the improved quarterly return.
     Our outlook for the next six months is for increased volatility in the capital markets, with interest rates and corporate earnings being the principal drivers of stock prices.
     We are less certain about predicting what the economy will do during the second half of 1997. Thus, we will probably keep the current reduced risk profile of the equity portfolio that we had during the previous quarter. We continue to expect interest rates to range between 6.25% and 7.25% over the same time period. Thus, we will look to increase yield opportunistically without increasing duration during this period.


    QUICK FUND FACTS - BALANCED
    ---------------------------
    INCEPTION DATE: January 4, 1993
    PORTFOLIO SIZE: $113.3 million
    SHARES OUTSTANDING: 9,162,436 (Y&A COMBINED)

    TOP FIVE EQUITY HOLDINGS (AS OF DECEMBER 31, 1996)
    --------------------------------------------------
                                      % OF FUND INVESTMENTS
                                      ---------------------
    Coca-Cola Company                       1.4%
    Gillette Company                        1.4%
    Boeing Co.                              1.4%
    Merck & Co.                             1.3%
    Glaxo PLC ADR                           1.3%

PERFORMANCE (AS OF DECEMBER 31, 1996)
-----------------------------------------------------------------------
                            6-MONTH              NAV          NAV
                          TOTAL RETURN          6/30/96     12/31/96
                          ------------      ------------   ------------
                          (CUMULATIVE)
    Class Y                   5.01%              $12.59      $12.36
    Class A w/o Load          4.97                12.59       12.37
    Class A w/Load           (0.78)               13.32       13.09
    S&P 500 Index            11.68                  -          -
    Lehman Int. Gov't/Corp    4.27                  -          -


     SHORT TERM INCOME FUND

SEMI-ANNUAL RESULTS:
     *This Fund returned 3.05% for the six months ending December 31, 1996. *The Fund's benchmark, the Merrill Lynch 1-year Treasury Bill Index, had a gross return of 3.14% for the same period.
     *Assets in the Fund grew 2% from $30.1 million to $30.6 million during the six months.

COMMENTARY:
     We reduced the average weighted maturity of the CoreFund Short Term Income Fund from 1.13 years to 0.76 years during the last six months. During the period, the Fund kept longer duration than its index and was therefore well positioned to take advantage of the downward shifting yield curve.
     In addition, the corporate position in the portfolio enhanced total return as yield-hungry investors drove down yields with excessive demand for investment grade paper. Furthermore, a significant position in asset-backed paper boosted the Fund's return, as it was the strongest performing asset class for 1996.
     Overall, the third quarter witnessed little change in the yield curve as investors attempted to get a read on the direction of interest rates. By September, soft economic data incited investor confidence that the Federal Reserve Board was keeping interest rates on hold. This, coupled with continued strong foreign demand for U.S. dollar-denominated securities, triggered a rally all along the yield curve.

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

DECEMBER 31, 1996

     SHORT TERM INCOME FUND (CONCLUDED)

     By year end, rates hit yet another inflection point as fears spread that foreign demand may soften in 1997. Overall, the short end of the yield curve shifted down 25 to 50 basis points during the six month period.

     Anticipation that Federal Reserve Board policy is on hold for the next several months should hold bond prices in their current trading range. Therefore, we intend to hold the duration of the Fund at about one year. In addition, we will continue our strategy of buying corporates, asset-backed securities, and treasuries.

    QUICK FUND FACTS - SHORT TERM INCOME
    ------------------------------------
    INCEPTION DATE: May 15, 1995
    PORTFOLIO SIZE: $30.6 million
    SHARES OUTSTANDING: 3,067,902 (Y&A COMBINED)
    AVERAGE WEIGHTED MATURITY: 0.8 years

[Graphic]
Pie Chart
Data for pie chart as follows:

    QUALITY DIVERSIFICATION (AS OF DECEMBER 31, 1996)
    -------------------------------------------------

    MOODY'S RATING   % OF FUND INVESTMENTS

    Other            18%
    BB                4%
    AAA              63%
    BBB               8%
    A                 7%


PERFORMANCE (AS OF DECEMBER 31, 1996)
------------------------------------------------------------------
                            6-MONTH           YIELD          NAV
                          TOTAL RETURN        30-DAY      12/31/96
                          ------------        ------      --------
                          (CUMULATIVE)
    Class Y                   3.05%           5.21%         $9.97
    Class A w/o Load          3.05              -            9.97
    Class A w/Load           (0.27)           4.80          10.30
    Merrill 1-Yr Treasury     3.14            5.50            -


     SHORT-INTERMEDIATE BOND FUND

           SEMI-ANNUAL RESULTS:
     *This Fund returned 4.14% for the six months ending December 31, 1996. *The Fund's benchmark, the Lehman Brothers Intermediate
Government/Corporate Bond Index, returned 4.27% for the same period.
     *Assets in the Fund grew 2% from $162.9 million to $165.8 million during the six months.


COMMENTARY:
     The CoreFund Short-Intermediate Bond Fund maintained an average maturity of
4.30 years, slightly shorter than the Fund's benchmark during the last six months. In the strong rally during the second half of the year, this position did impact performance. However, significant overweighting in the asset-backed securities sector of the market more than compensated for the shorter maturity.
     Overall, the bond market reversed direction in September after suffering negative returns all year. Economic data indicated that perhaps the economy was slowing in the third quarter and, in fact, Gross Domestic Product growth came in at a rate of 2.1% below the Federal Reserve Board's targeted growth rate of 2.5%. Inflation was not a concern for the market as both the Consumer Price Index and the Producer Price Index showed no signs of acceleration from the prior year.
     However, by the end of the fourth quarter, economic growth gathered steam and Gross Domestic Product growth rebounded to an estimated 4.0%. On December 6th, Federal Reserve Board Chairman Greenspan shook the financial community by speaking of "irrational exuberance" in

                                                                        COREFUND

financial asset values. Healthy returns generated in September, October and November were quickly reversed early in December as a result of Greenspan's comments. The market ended the last month of the year on a discouraging note.

[Graphic]
Photo of Graph

     Concern also mounted over the sustainability of foreign capital inflows into the U.S. Treasury market. Interest rates rose over 30 basis points in December from their November lows. Mortgages and asset-backed securities turned in the strongest returns for the year of all the fixed income sectors due to the good supply/demand conditions in that market. For the year, mortgages returned 5.35% with a six month return of 4.98%. Corporates led the six month period, providing a return of 5.55% due to their yield advantage and spread compression to treasury securities.
     The focus for the first quarter of 1997 will be on selecting individual securities which offer particular value in that sector rather than on over or underweighting individual sectors. Interest rates have already risen since the beginning of the year and most likely reflect the midpoint of the trading range. A market neutral duration and average maturity is warranted at this time.


    QUICK FUND FACTS - SHORT-INTERMEDIATE
    -------------------------------------
    INCEPTION DATE: February 3, 1992
    PORTFOLIO SIZE: $165.8 million
    SHARES OUTSTANDING: 16,810,034 (Y&A combined)
    AVERAGE WEIGHTED MATURITY: 4.3 years

[Graphic]
Pie Chart
Data for pie chart is as follows:

    QUALITY DIVERSIFICATION (AS OF DECEMBER 31, 1996)
    -------------------------------------------------

    MOODY'S RATING   % OF FUND INVESTMENTS

    Other                  3%
    Not Rated              7%
    BB                     3%
    BBB                    8%
    AAA                   70%
    A                      8%
    AA                     1%


PERFORMANCE (AS OF DECEMBER 31, 1996)
--------------------------------------------------------------------
                            6-MONTH           YIELD          NAV
                          TOTAL RETURN        30-DAY       12/31/96
                          -------------      --------      ---------
                          (CUMULATIVE)
    Class Y                   4.14%            5.72%         $9.86
    Class A w/o Load          4.01              -             9.86
    Class A w/Load            0.60             5.29          10.19
    Lehman Int. Gov't/Corp    4.27             6.22            -

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

DECEMBER 31, 1996

     GOVERNMENT INCOME FUND

SEMI-ANNUAL RESULTS:
     *This Fund returned 4.77%, after expenses, for the six months ending December 31, 1996.
     *The Fund's benchmarks, the Salomon Brothers Broad Investment Grade Bond Index and the Lehman Brothers Aggregate Bond Index returned 4.94% and 4.90%, respectively, for the same period.
     *Assets in the Fund grew 38% from $15.2 million to $21.0 million during the six months.

COMMENTARY:
     After a startling selloff in the fixed income markets during the first half of 1996, bond prices stabilized and actually staged a strong rally during the second half of the year. The CoreFund Government Income Fund participated fully in the market rally as cash balances were kept at a minimum.
     The maturity structure and duration of the Fund were roughly neutral to the benchmark index during the period, although the effective duration was shortened by year-end to 4.54 from 4.99. The Fund's performance was helped particularly by the high concentration of mortgage-backed securities, which comprised roughly 75% of the portfolio. Also, the Fund added to its holdings of Ginnie Mae 8% coupons, which were higher yielding and shorter duration than the Ginnie Mae 6% and treasury securities that were sold. The pre-expense yield for the Fund was roughly 40 basis points more than its benchmark, which served it well during the period.
     During the last six months, longer-term interest rates dropped 25 to 30 basis points in response to moderating economic growth led by slowing consumer spending. Inflation data continued to be benign, giving additional comfort to holders of longer-dated bonds.

[Graphic]
Photo of Stock Market

     Higher-yielding securities were the best performing investments during the period. Corporate and asset-backed bonds were the strongest performers in the last six months, while mortgage-backed securities modestly outperformed treasuries.
     Looking forward to 1997, the fixed income market seems to have some near-term concerns about strengthening economic signals. With unemployment at a relatively low 5.3%, the Federal Reserve Board will be very careful not to allow wage-related inflation to rekindle, leaving the prospect of a first quarter tightening of monetary policy a possibility.
     Accordingly, the Fund has positioned itself with a modestly shorter maturity structure. We also continue to emphasize yield enhancement as the Fund's primary source of added value.

                                                                        COREFUND

    QUICK FUND FACTS - GOVERNMENT INCOME
    ------------------------------------
    INCEPTION DATE: April 1, 1993
    PORTFOLIO SIZE: $21.0 million
    SHARES OUTSTANDING: 2,155,424 (Y&A COMBINED)
    AVERAGE WEIGHTED MATURITY: 8.8 years

[Graphic]
Pie Chart
Data for pie chart is as follows:

   MATURITY DIVERSIFICATION (AS OF DECEMBER 31, 1996)
   --------------------------------------------------

   MATURITY IN YEARS    % OF FUND INVESTMENTS

   Over 20 years                 7%
   Under 1 year                  1%
   6-10 years                   74%
   1-5 years                    18%


PERFORMANCE (AS OF DECEMBER 31, 1996)
-----------------------------------------------------------------------
                            6-MONTH               YIELD          NAV
                          TOTAL RETURN           30-DAY       12/31/96
                         ------------          ----------    ----------
                         (CUMULATIVE)
    Class Y                  4.77%                6.38%        $9.76
    Class A w/o Load         4.74                   -           9.77
    Class A w/Load           1.37                 6.09         10.10
    Salomon Broad Bond       4.94                 6.73          -
    Lehman Aggregate Bond    4.90                 6.69          -




 BOND FUND

SEMI-ANNUAL RESULTS:
     *This Fund returned 4.63% for the six months ending *December 31, 1996. *The Fund's benchmark, the Lehman Aggregate Bond Index returned 4.90%
for the same period.
     *Assets in the Fund as of December 31, 1996 totaled $196.4 million.


COMMENTARY:
     During the last six months, CoreFund Bond Fund was positioned with a slightly longer duration and an overweighting in the Yankee and Home Equity Loan sectors. All of this benefited the Fund's return over the period. Holdings were distributed across the yield curve but with a concentration in shorter intermediate maturities.
     Overall, the bond market reversed direction in September after suffering negative returns all year. Economic data indicated that perhaps the economy was slowing in the third quarter and in fact, Gross Domestic Product growth came in at a rate of 2.1% below the Federal Reserve Board's targeted growth rate of 2.5%. Inflation was not a concern for the market as both the Consumer Price Index and the Producer Price Index showed no signs of acceleration from the prior year.
     However, by the end of the fourth quarter, economic growth gathered steam and Gross Domestic Product growth rebounded to an estimated 4.0%. On December 6th, Federal Reserve Board Chairman Greenspan shook the financial community by speaking of "irrational exuberance"

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

DECEMBER 31, 1996

     BOND FUND (CONCLUDED)

in financial asset values. Healthy returns generated in September, October, and November were quickly reversed early in December as a result of Greenspan's comments. The market ended the last month of the year on a discouraging note.
     Concern also mounted over the sustainability of foreign capital inflows into the U.S. Treasury market. Interest rates rose over 30 basis points in December from their November lows. Mortgages and asset-backed securities turned in the strongest returns for the year of all the fixed income sectors due to the good supply/demand conditions in that market. For the year, mortgages returned 5.35% with a six month return of 4.98%. Corporates led the six month period, providing a return of 5.55% due to their yield advantage and spread compression to Treasury securities.
     The focus for the first quarter of 1997 will be on selecting individual securities which offer particular value in that sector rather than on over or underweighting individual sectors. Interest rates have already risen since the beginning of the year and most likely reflect the midpoint of the trading range. A market neutral duration and average maturity is warranted at this time.

[Graphic]
Photo of Currency

    QUICK FUND FACTS - BOND
    -----------------------
    INCEPTION DATE: February 28, 1990
    PORTFOLIO SIZE: $196.4 million
    SHARES OUTSTANDING: 19,088,535 (Y&A COMBINED)
    AVERAGE WEIGHTED MATURITY: 9.6 years

[Graphic]
Pie Chart
Data for pie chart is as follows:

    QUALITY DIVERSIFICATION (AS OF DECEMBER 31, 1996)
    -------------------------------------------------

    MOODY'S RATING       % OF FUND INVESTMENTS

    Other                          1%
    Not Rated                      8%
    BBB                           10%
    AAA                           68%
    BB                             1%
    A                             12%


PERFORMANCE (AS OF DECEMBER 31, 1996)
--------------------------------------------------------------------
                            6-MONTH            YIELD          NAV
                          TOTAL RETURN        30-DAY       12/31/96
                          -------------       -------     ----------
                          (CUMULATIVE)
    Class Y                   4.63%            6.19%        $10.29
    Class A w/o Load          4.49              -            10.29
    Class A w/Load           (0.51)            5.66          10.80
    Lehman Aggregate Bond     4.90             6.69            -

                                                                        COREFUND
     GLOBAL BOND FUND

SEMI-ANNUAL RESULTS:
     *This Fund returned 4.48% for the six months ending December 31, 1996. *The Fund's benchmark, the J.P. Morgan Global Government Bond Index $U.S.,
returned 5.63% for the same period.
     *Assets in the Fund grew 5% from $33.2 million to $34.8 million during the six months.

COMMENTARY:
     Over the period, the Global Bond Fund's performance was satisfactory. However, the performance was eroded by the cost of options to protect against the uncertain short-term outlook in both the bond and currency markets.
     Beginning in the third quarter, and continuing through the fourth, investors were uncertain about the strength of the U.S. economy. This is important since the performance of U.S. Treasuries has been setting the tone for other world bond markets. Even though the factors may be totally different between the United States and Continental Europe, U.S. Treasuries tend to have an impact.
     The performance of U.S. Treasuries during the six month period was as good, or bad, as the last set of statistics announced. Mr. Greenspan's comments on the dangers of dollar asset over-evaluation had a brief and dramatic effect, soon to be reversed, but not to be forgotten. As of year end, evidence was building to indicate a strengthening economy.
     The other major theme dominating European markets was the questionable strength of markets such as Italy and Spain on the hopes of first round entry to the European Monetary Union (EMU). This encouraged volatile trading as their prospects were examined and re-examined to produce a justification for yield convergence in the U.K.
     The short-term outlook for bonds is not particularly encouraging from either a technical or fundamental point of view. Although we can see how this outlook could change by midyear, some caution is required in the meantime.


    QUICK FUND FACTS - GLOBAL BOND
    ------------------------------
    INCEPTION DATE: December 15, 1993
    PORTFOLIO SIZE: $34.8 million
    SHARES OUTSTANDING: 3,582,694 (Y&A COMBINED)
    AVERAGE WEIGHTED MATURITY: 4.8 years

[Graphic]
Pie Chart
Data for pie chart is as follows:

    QUALITY DIVERSIFICATION (AS OF DECEMBER 31, 1996)
    -------------------------------------------------

    MOODY'S RATING        % OF FUND INVESTMENTS
    AA                              6%
    Not Rated                       7%
    AAA                            87%


PERFORMANCE (AS OF DECEMBER 31, 1996)
------------------------------------------------------------------
                            6-MONTH         YIELD          NAV
                          TOTAL RETURN     30-DAY        12/31/96
                          -------------    -------       ---------
                          (CUMULATIVE)
    Class Y                   4.48%         4.92%         $9.70
    Class A w/o Load          4.47            -            9.69
    Class A w/Load           (0.47)         4.52          10.17
    JPM Global Bond U.S.$     5.63          3.75             -

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

DECEMBER 31, 1996

     INTERMEDIATE MUNICIPAL BOND

SEMI-ANNUAL RESULTS:
     *This Fund returned 3.54% for the six months ending December 31, 1996. *The Fund's benchmark, the Lehman Brothers 7-Year Municipal Bond Index, returned 4.29% for the same period.
     *Assets in the Fund grew 36% from $1.4 million to $1.9 million during the six months.

COMMENTARY:
     During the period, we focused our purchases for the CoreFund Intermediate Municipal Bond Fund in the long intermediate maturity range. We sought to increase our portfolio yield and average maturity in a declining rate environment. We also concentrated on improving quality by adding insured bonds.
     As the second half of 1996 started, bonds were under pressure from strong growth in the second quarter. Anxiety over inflation and tighter Federal Reserve Board policy drove interest rates to their peaks in both markets (treasuries 7.22% and insured municipals 6.10%). However, municipals outperformed their treasury counterparts during this period. While supply was diminishing due to the rising rate environment, investors were pouring cash into the market. The heavy demand drove dealer inventories down and supported prices.
     By the end of the third quarter, slower economic growth and lack of monetary policy change at three successive Federal Reserve Board meetings served to suppress market fears. Yields declined across the curve through much of the fourth quarter as economic releases confirmed that third quarter growth had moderated from the pace of the second quarter.
     While municipal yields declined, several factors kept them from fully participating in the rally. Supply was reaching 1996 highs as investor demand was ebbing. This was due to resistance to the lower yields and the lure of the equity market's record setting pace.
     Looking forward, January's bond redemptions, combined with typically lower supply, should support the market. We expect the economy to weaken as an overextended consumer regroups. Our strategy is to incrementally add yield to the portfolio through longer duration bonds with good call provisions.

    QUICK FUND FACTS - INT. MUNICIPAL BOND
    --------------------------------------
    INCEPTION DATE: May 3, 1993
    PORTFOLIO SIZE: $1.9 million
    SHARES OUTSTANDING: 190,986 (Y&A COMBINED)
    AVERAGE WEIGHTED MATURITY: 6.2 years

[Graphic]
Pie Chart
Data for pie chart is as follows:

    QUALITY DIVERSIFICATION (AS OF DECEMBER 31, 1996)
    -------------------------------------------------

    MOODY'S RATING              % OF FUND INVESTMENTS
    Other                                  8%
    Not Rated                              3%
    A                                      3%
    AAA                                   61%
    AA                                    25%


PERFORMANCE (AS OF DECEMBER 31, 1996)
-------------------------------------------------------------------
                            6-MONTH           YIELD          NAV
                          TOTAL RETURN        30-DAY       12/31/96
                          -------------      -------       --------
                          (CUMULATIVE)

    Class Y                   3.54%            4.08%        $10.06
    Class A w/o Load          3.41               -           10.06
    Class A w/Load            0.08             3.71          10.40
    Lehman 7-Year Muni        4.29             4.80             -

                                                                        COREFUND

     PA MUNICIPAL BOND FUND

SEMI-ANNUAL RESULTS:
     *This Fund returned 4.75% for the six months ending December 31, 1996. *The Fund's benchmark, the Lehman Brothers Pennsylvania Bond Index, returned 4.87% for the same period.
     *Assets in the Fund grew 10% from $9.9 million to $10.9 million during the six months.

COMMENTARY:
     We focused our purchases in the CoreFund Pennsylvania Municipal Bond Fund during the period in the 15-20 year maturity range. We did this to maintain our portfolio yield and duration in a declining rate environment. As always, we concentrated on solid credits with particular emphasis on revenue bonds.
     As the second half of 1996 started, bonds were under pressure from strong growth in the second quarter. Anxiety over inflation and tighter Federal Reserve Board policy drove interest rates to their peaks in both markets (treasuries 7.22% and insured municipals 6.10%). However, municipals outperformed their treasury counterparts during this period. While supply was diminishing due to the rising rate environment, investors were pouring cash into the market. The heavy demand drove dealer inventories down and supported prices.
     By the end of the third quarter, slower economic growth and lack of monetary policy change at three successive Federal Reserve Board meetings served to suppress market fears. Yields declined across the curve through much of the fourth quarter as economic releases confirmed third quarter growth moderated from the pace of the second quarter.
     While municipal yields declined, several factors kept them from fully participating in the rally. Supply was reaching 1996 highs as investor demand was ebbing. This was due to resistance to the lower yields and the lure of the equity market's record setting pace.
     Looking forward, January's bond redemptions combined with typically lower supply should support the market. We expect the economy to weaken as an overextended consumer regroups. Our strategy is to incrementally add yield to the portfolio through longer duration bonds with good call provisions.


    QUICK FUND FACTS - PA MUNICIPAL BOND
    -----------------------------------
    INCEPTION DATE: May 16, 1994
    PORTFOLIO SIZE: $10.9 million
    SHARES OUTSTANDING: 1,046,264 (Y&A COMBINED)
    AVERAGE WEIGHTED MATURITY: 10.8 years

[Graphic]
Pie Chart
Data for pie chart is as follows:

    QUALITY DIVERSIFICATION (AS OF DECEMBER 31, 1996)
    -------------------------------------------------

    MOODY'S RATING        % OF FUND INVESTMENTS

    Other                           1%
    Not Rated                       7%
    SP1                             3%
    AAA                            67%
    A                               7%
    AA                             15%


PERFORMANCE (AS OF DECEMBER 31, 1996)
----------------------------------------------------------------
                            6-MONTH         YIELD          NAV
                          TOTAL RETURN      30-DAY      12/31/96
                          ------------      ------      --------
                          (CUMULATIVE)
    Class Y                   4.75%         5.11%       $10.43
    Class A w/o Load          4.62           -           10.43
    Class A w/Load           (0.36)         4.63         10.95
    Lehman Bros. PA Bond      4.87          5.05            -

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

DECEMBER 31, 1996


     NJ MUNICIPAL BOND FUND

SEMI-ANNUAL RESULTS:
     *This Fund returned 3.83% for the six months ending December 31, 1996. *The Fund's benchmark, the Lehman Brothers New Jersey Bond Index, returned
4.72% for the same period.
     *Assets in the Fund grew 6% from $1.6 million to $1.7 million during the six months.

COMMENTARY:
     We focused our purchases in the CoreFund New Jersey Municipal Bond Fund during the period in long intermediate maturity range bonds. We did this to maintain our portfolio yield and duration in a declining rate environment. As always, we concentrated on solid credits with particular emphasis on improving quality by adding general obligation bonds.
     As the second half of 1996 started, bonds were under pressure from strong growth in the second quarter. Anxiety over inflation and tighter Federal Reserve Board policy drove interest rates to their peaks in both markets (treasuries 7.22% and insured municipals 6.10%). However, municipals outperformed their treasury counterparts during this period. While supply was diminishing due to the rising rate environment, investors were pouring cash into the market. The heavy demand drove dealer inventories down and supported prices.
     By the end of the third quarter, slower economic growth and lack of monetary policy change at three successive Federal Reserve Board meetings served to suppress market fears. Yields declined across the curve through much of the fourth quarter as economic releases confirmed third quarter growth moderated from the pace of the second quarter.
     While municipal yields declined, several factors kept them from fully participating in the rally. Supply was reaching 1996 highs as investor demand was ebbing. This was due to resistance to the lower yields and the lure of the equity market's record setting pace.
     Looking forward, January's bond redemptions combined with typically lower supply should support the market. We expect the economy to weaken as an over extended consumer regroups. Our strategy is to incrementally add yield to the portfolio through longer duration bonds with good call provisions.


    QUICK FUND FACTS - NJ MUNICIPAL BOND
    -----------------------------------
    INCEPTION DATE: May 16, 1994
    PORTFOLIO SIZE: $1.7 million
    SHARES OUTSTANDING: 165,318 (Y&A COMBINED)
    AVERAGE WEIGHTED MATURITY: 10.0 years


[Graphic]
Pie Chart
Data on pie chart is as follows:

    QUALITY DIVERSIFICATION (AS OF DECEMBER 31, 1996)
    -------------------------------------------------

    MOODY'S RATING         % OF FUND INVESTMENTS

    Other                             6%
    AAA                              37%
    Not Rated                        29%
    AA                               28%

PERFORMANCE (AS OF DECEMBER 31, 1996)
----------------------------------------------------------------
                            6-MONTH        YIELD          NAV
                          TOTAL RETURN     30-DAY       12/31/96
                          ------------     ------       --------
                          (CUMULATIVE)
    Class Y                   3.83%         5.02%        $10.14
    Class A w/o Load          3.80            -           10.14
    Class A w/Load           (1.11)         4.55          10.65
    Lehman Bros. NJ Bond      4.72          5.12            -

                                                                        COREFUND

     TREASURY RESERVE

SEMI-ANNUAL RESULTS:
     *This Fund returned 2.46% for the six months ending December 31, 1996. *The Fund's benchmark, the IBC Donoghue Treasury Fund Average, returned
2.34% for the same period.
     *Assets in the Fund as of December 31, 1996 totaled $861.1 million.

COMMENTARY:
     The average weighted maturity of the CoreFund Treasury Reserve changed from 58 to 52 days during the six months. This six day decrease in the average weighted maturity was mainly due to the lack of buying opportunities and an increase in assets during the reporting period.
     Treasury securities remained very expensive as investors flocked to the short-term bill market. This flight to quality is not unusual when the market lacks a clear sense of the economy's direction. The three month treasury bill area is considered a "safe haven" for investors and its demand helped keep short-term bill yields down and prices up. The Fund significantly outperformed its benchmark because longer-term purchases were limited and a higher percentage of assets were kept in overnight repurchase agreements.
     Going forward, purchases will continue to be made on market weakness. It is our view that short-term rates will remain stable during the first quarter of 1997, unless inflationary indicators trend higher. As buying opportunities arise, specific positions will be taken along the curve to maintain a laddered approach strategy. The average weighted maturity will remain in the area of 50 to 55 days until there is clear direction on the Federal Reserve Board's next move.


    QUICK FUND FACTS - TREASURY RESERVE
    -----------------------------------
    INCEPTION DATE: November 21, 1988
    PORTFOLIO SIZE: $861.1 million
    AVERAGE WEIGHTED MATURITY: 52 days


[Graphic]
Pie Chart
Data on pie chart is as follows:

    QUALITY DIVERSIFICATION (AS OF DECEMBER 31, 1996)
    -------------------------------------------------

    MOODY'S RATING     % OF FUND INVESTMENTS

    AAA                           41%
    Not Rated                     59%


PERFORMANCE (AS OF DECEMBER 31, 1996)
-----------------------------------------------------------------
                            6-MONTH        YIELD         YIELD
                          TOTAL RETURN     7-DAY         30-DAY
                          ------------    --------       --------
                          (CUMULATIVE)
    Class Y                   2.46%        4.99%          4.87%
    Class C                   2.34         4.74           4.62
    IBC/Donoghue Treasury     2.34         4.56           4.58

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

DECEMBER 31, 1996

     CASH RESERVE

SEMI-ANNUAL RESULTS:
     *This Fund returned 2.51% for the six months ending December 31, 1996. *The Fund's benchmark, the IBC Donoghue All-Taxable Money Fund Average, returned 2.46% for the same period.
     *Assets in the Fund as of December 31, 1996 totaled $809.1 million.


COMMENTARY:
     During the period, the average weighted maturity of the Fund was increased from approximately 50 to 65 days, as a laddered maturity approach was instituted. This approach involves owning maturities all along the money market curve in order to take advantage of the higher yielding, longer term, maturities while maintaining adequate liquidity. It is a strategy often utilized when the slope of the money market curve is positive.
     As a result of the extension of average maturity, the Fund performed well as rates declined. Furthermore, the addition of eligible callable agencies and asset-backed securities boosted the overall yield of the portfolio.
     The Federal Funds rate remained unchanged throughout the six months. This does not, however, imply that volatility of short-term interest rates was nonexistent. Throughout the majority of the third quarter, the market was concerned that the Federal Reserve would need to raise interest rates in order to stay ahead of impending inflation. This inflation scare was caused by the ever tightening labor markets and factory capacity, along with continued consumer spending. By September, evidence of a softer economy quelled these fears and rates dropped significantly.
     Going forward, we will continue to maintain our laddered approach. In addition, we will take specific positions along the curve when value dictates it, in order to enhance the overall yield in the portfolio.


    QUICK FUND FACTS - CASH RESERVE
    -------------------------------
    INCEPTION DATE: August 16, 1985
    PORTFOLIO SIZE: $809.1 million
    AVERAGE WEIGHTED MATURITY: 65 days

[Graphic]
Pie Chart
Data for pie chart is as follows:

    QUALITY DIVERSIFICATION (AS OF DECEMBER 31, 1996)
    -------------------------------------------------

    MOODY'S RATING      % OF FUND INVESTMENTS

    AAA                           9%
    Not Rated                     7%
    AA                            4%
    Other                        79%
    A                             1%

PERFORMANCE (AS OF DECEMBER 31, 1996)
--------------------------------------------------------------------
                            6-MONTH            YIELD         YIELD
                          TOTAL RETURN          7-DAY        30-DAY
                         ------------         ------        --------
                         (CUMULATIVE)
    Class Y                  2.51%             4.96%          4.94%
    Class C                  2.38              4.71           4.69
    IBC/Donoghue Taxable     2.46              4.90           4.85

                                                                        COREFUND



     TAX-FREE RESERVE

SEMI-ANNUAL RESULTS:
     *This Fund returned 1.53% for the six month period ended December 31, 1996. *The Fund's benchmark, the IBC Donoghue Tax-Free Average, returned 1.49%
for the same period.
     *The Fund's assets grew 14% from $107.0 million to $122.1 million during the six months.


COMMENTARY:
     The average weighed maturity of the Tax-Free Reserve was changed from 46 days to 58 days during the six months. The Fund's one year effective yield was 3.07%. Toward the end of the year, the average maturity was reduced to 47 days as a defensive posture against possible significant year-end outflows.
     The Fund was extended cautiously and selectively throughout the period. There was much debate over expectations for short-term interest rates and the viability of the U.S. economy. Market participants interpreted economic data piecemeal. During the third quarter, yields on one-year notes fluctuated and reached a high of 4% in late August. They then steadily declined throughout the fourth quarter.
     We continue to watch economic indicators that are directly related to inflation - specifically, retail sales, manufacturing capacity utilization, employment reports, and average hourly earnings. We feel that these are the indicators being closely watched by the Federal Reserve Board. If these indicators continue to move along the same trend as recent months, we see no action being taken by the Federal Reserve Board during the first quarter of 1997.


    QUICK FUND FACTS - TAX-FREE RESERVE
    -----------------------------------
    INCEPTION DATE: April 16, 1991
    PORTFOLIO SIZE: $122.1 million
    AVERAGE WEIGHTED MATURITY: 47 days


[Graphic]
Pie Chart
Data for pie chart is as follows:

    QUALITY DIVERSIFICATION (AS OF DECEMBER 31, 1996)
    -------------------------------------------------

    MOODY'S RATING         % OF FUND INVESTMENTS

    AAA                             5%
    SP1                            10%
    AA                              3%
    Not Rated                      26%
    Other                          56%


PERFORMANCE (AS OF DECEMBER 31, 1996)
----------------------------------------------------------------------
                            6-MONTH              YIELD         YIELD
                          TOTAL RETURN           7-DAY         30-DAY
                          ------------           ------        -------
                          (CUMULATIVE)
    Class Y                  1.53%                3.32%         3.08%
    Class C                  1.41                 3.07          2.83
    IBC/Donoghue Tax-Free    1.49                 3.32          3.06

STATEMENT OF NET ASSETS

AS OF
DECEMBER 31, 1996
(UNAUDITED)



      EQUITY INDEX FUND

[Graphic]
Pie Chart
Data for pie chart as follows:


Consumer Products     14%
Miscellaneous          6%
Utilities              9%
Chemicals & Drugs     15%
Transportation         1%
Retail                 5%
Finance               15%
Durable Goods         26%
Energy                 9%

% OF TOTAL PORTFOLIO INVESTMENTS

-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
COMMON STOCKS - 98.3%
AEROSPACE & DEFENSE - 0.6%
  Lockheed Martin                          6,800       $   622
  Raytheon                                 8,900           428
  TRW                                      3,000           148
                                                       -------
                                                         1,198
                                                       -------
AGRICULTURE - 0.1%
  Pioneer Hi-Bred International            3,000           210
                                                       -------
AIR TRANSPORTATION - 0.4%
  AMR*                                     2,800           247
  Delta Air Lines                          2,500           177
  US Air Group*                           15,300           358
                                                       -------
                                                           782
                                                       -------
AIRCRAFT - 1.8%
  Boeing                                  12,404         1,320
  General Dynamics                         1,700           120
  McDonnell Douglas                        8,200           525
  Northrop Grumman                         1,700           141
  Parker Hannifin                          2,850           110
  Rockwell International*                  8,763           533
  Textron                                  2,000           188
  United Technologies                      8,600           568
                                                       -------
                                                         3,505
                                                       -------
APPAREL/TEXTILES - 0.4%
  Footstar*                                1,842            46
  Liz Claiborne                            5,000           193
  Nike, Class B                            8,800           526
  Russell                                  3,100            92
                                                       -------
                                                           857
                                                       -------
APPLIANCES - 0.1%
  Allegheny Teledyne                       8,300           191
  Choice Hotels International*             3,900            69
  Tci Satellite Entertainment*             1,890            19
                                                       -------
                                                           279
                                                       -------
-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
AUTOMOTIVE - 2.3%
  Allied Signal                            9,100       $   610
  Chrysler                                26,200           865
  Dial                                     3,300            49
  Echlin                                   8,300           262
  Ford Motor                              39,900         1,272
  General Motors                          25,600         1,427
  Paccar                                   1,500           102
                                                       -------
                                                         4,587
                                                       -------
BANKS - 8.0%
  Banc One                                13,444           578
  Bank of Boston                           7,900           508
  Bank of New York                        11,000           371
  BankAmerica                             12,800         1,277
  Bankers Trust New York                   1,800           155
  Barnett Banks of Florida                 4,400           181
  Boatmens Bancshares                      4,600           297
  Chase Manhattan                         15,766         1,407
  Citicorp                                16,800         1,730
  Comerica                                 3,600           189
  Fifth Third Bancorp                      3,000           188
  First Bank System                        3,800           259
  First Chicago                           12,701           683
  First Union                             10,530           779
  Fleet Financial Group                    9,801           489
  Golden West Financial                    1,800           114
  Great Western Financial                  9,800           284
  H.F. Ahmanson                           10,000           325
  J.P. Morgan                              5,800           566
  Keycorp                                  7,800           394
  MBNA                                     7,950           330
  National City                            6,800           305
  NationsBank                             11,000         1,075
  Norwest                                 15,300           666
  PNC Bank                                13,900           523
  Suntrust Banks                           8,400           414
  U.S. Bancorp                             4,300           193
  UST                                      4,600           149
  Wachovia                                 7,100           401
  Wells Fargo                              3,433           926
                                                       -------
                                                        15,756
                                                       -------
BEAUTY PRODUCTS - 1.8%
  Alberto Culver, Class B                  3,200           154
  Avon Products                            3,200           183
  Colgate Palmolive                        4,246           392
  Ecolab                                   3,300           124
  International Flavors &
  Fragrances                               2,500           112
  Procter & Gamble                        23,900         2,569
                                                       -------
                                                         3,534
                                                       -------
BROADCASTING, NEWSPAPERS & ADVERTISING - 0.6%
  Comcast, Class A                         5,400            96
  Interpublic Group                        2,200           104
  Tele-Communications, Class A*           18,900           247
  US West Media Group*                    21,800           403
  Viacom, Class B*                        10,526           367
                                                       -------
                                                         1,217
                                                       -------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                    34

                                                           COREFUND EQUITY FUNDS

-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
BUILDING & CONSTRUCTION - 0.3%
  Fluor                                    1,900       $  119
  Foster Wheeler                           3,300          123
  Halliburton                              4,600          277
  McDermott International                  3,400           57
                                                      -------
                                                          576
                                                      -------
BUILDING MATERIALS - 0.1%
  Owens Corning                            2,800          119
                                                      -------
CHEMICALS - 2.6%
  Air Products & Chemical                  2,600          180
  B.F. Goodrich                            4,200          170
  Dow Chemical                             8,150          639
  E.I. DuPont de Nemours                  19,000        1,793
  Eastman Chemical                         1,900          105
  FMC*                                     1,400           98
  Great Lakes Chemical                     5,100          238
  Hercules                                 2,700          117
  Monsanto                                19,500          758
  Nalco Chemical                           6,900          249
  Rohm & Haas                              2,500          204
  Sigma Aldrich                            5,300          331
  Union Carbide                            3,400          139
  W.R. Grace & Company                     3,100          160
                                                      -------
                                                        5,181
                                                      -------
COMMUNICATIONS EQUIPMENT - 2.0%
  Andrew*                                  3,100          164
  Cisco Systems*                          22,100        1,406
  ITT Industries                          10,500          257
  ITT*                                     3,600          156
  Motorola                                19,000        1,166
  Northern Telecom                         8,300          514
  Tellabs*                                 6,200          233
                                                      -------
                                                        3,896
                                                      -------
COMPUTERS & SERVICES - 7.4%
  3COM*                                    5,000          367
  Apple Computer*                          7,600          159
  Automatic Data Processing                9,400          403
  Bay Networks*                            5,500          115
  Ceridian*                                3,400          138
  Compaq Computer*                         8,700          646
  Computer Associates
    International                         12,050          599
  Computer Sciences*                       1,900          156
  Dell Computer*                           6,200          329
  Digital Equipment*                       3,900          142
  EMC*                                     7,100          235
  First Data                              15,400          562
  Harris Computer Systems                  1,600          110
  Hewlett Packard                         35,300        1,774
  International Business
    Machines                              18,900        2,854
  Microsoft*                              41,600        3,437
  Novell*                                  8,300           79
  Oracle Systems*                         21,575          901
  Pitney Bowes                             5,000          272
  Seagate Technology*                      7,200          284
  Shared Medical Systems                   2,400          118
-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
  Silicon Graphics*                        4,600      $   117
  Sun Microsystems*                       11,200          288
  Tandem Computers*                       18,986          261
  Tandy                                    2,000           88
  Unisys*                                 23,500          159
                                                      -------
                                                       14,593
                                                      -------
CONTAINERS & PACKAGING - 0.2%
  Crown Cork & Seal                        3,700          201
  Newell                                   3,600          113
                                                      -------
                                                          314
                                                      -------
DRUGS - 6.4%
  Allergan                                 4,300          153
  Alza*                                    3,400           88
  American Home Products                  22,800        1,337
  Amgen*                                   9,600          522
  Bristol-Myers Squibb                    16,720        1,818
  Eli Lilly & Co.                         19,900        1,453
  Merck                                   41,900        3,321
  Pfizer                                  22,600        1,873
  Pharmacia & Upjohn                      16,255          644
  Schering Plough                         12,100          783
  Warner Lambert                           9,400          705
                                                      -------
                                                       12,697
                                                      -------
ELECTRICAL EQUIPMENT - 3.4%
  Emerson Electric                         7,300          706
  General Electric                        57,700        5,705
  Westinghouse Electric                   11,900          237
                                                      -------
                                                        6,648
                                                      -------
ELECTRICAL SERVICES - 2.5%
  American Electric Power                  5,300          218
  Baltimore Gas & Electric                 4,700          126
  Carolina Power & Light                   3,600          131
  Central & South West                     5,400          138
  Cinergy                                  4,600          154
  Consolidated Edison of New York          5,300          155
  Dominion Resources of Virginia           5,500          212
  Duke Power                               6,100          282
  Edison International                    13,400          266
  Entergy                                  5,200          144
  FPL Group                                6,100          281
  GPU                                      4,200          141
  Houston Industries                       5,800          131
  Niagara Mohawk Power*                   26,200          259
  Northern States Power                    3,700          170
  Ohio Edison                             11,600          264
  Pacific Gas and Electric                11,500          241
  Pacificorp                               6,400          131
  PECO Energy                              5,000          126
  PP&L Resources                           5,500          126
  Public Service Enterprise Group          5,500          150
  Southern                                20,100          455
  Texas Utilities                          7,300          297
  Unicom                                   4,800          130
  Union Electric Power                     4,300          166
                                                      -------
                                                        4,894
                                                      -------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 1996
(UNAUDITED)
EQUITY INDEX FUND (CONTINUED)
-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
ENTERTAINMENT - 1.0%
  King World Productions*                   6,600     $   243
  Walt Disney                              23,426       1,631
                                                      -------
                                                        1,874
                                                      -------
ENVIRONMENTAL SERVICES - 0.4%
  Browning Ferris Industries                5,900         155
  Laidlaw, Class B                         14,000         161
  WMX Technologies                         15,200         496
                                                      -------
                                                          812
                                                      -------
FINANCIAL SERVICES - 3.0%
  Allstate                                 14,200         822
  American Express                         16,600         938
  Beneficial                                2,400         152
  Dean Witter Discover                      5,200         344
  FHLMC                                     5,800         639
  FNMA                                     35,800       1,334
  Household International                   4,100         378
  Mellon Bank                               5,700         405
  Merrill Lynch                             5,600         456
  Morgan Stanley Group                      4,200         240
  Providian                                 2,300         118
  Salomon                                   2,500         118
                                                      -------
                                                        5,944
                                                      -------
FOOD, BEVERAGE & TOBACCO - 8.3%
  American Brands                           7,600         377
  Anheuser Busch                           16,400         656
  Archer Daniels Midland                   16,455         362
  Brown Forman, Class B                     2,700         124
  Campbell Soup                             8,100         650
  Coca Cola                                85,600       4,505
  ConAgra                                   7,300         363
  Coors, Adolph, Class B                    5,600         106
  CPC International                         5,400         418
  General Mills                             5,900         374
  H.J. Heinz                               10,650         381
  Hershey Foods                             4,000         175
  Kellogg                                   6,100         400
  Pepsico                                  53,800       1,574
  Philip Morris                            28,800       3,244
  Ralston-Purina Group                      3,900         286
  Sara Lee                                 16,900         630
  Seagram                                  12,300         477
  Unilever                                  5,300         929
  Whitman                                   5,100         117
  Wrigley, William Jr.                      4,000         225
                                                      -------
                                                       16,373
                                                      -------
GAS/NATURAL GAS - 1.2%
  Coastal                                   2,500         122
  Columbia Gas Systems                      3,500         223
  Consolidated Natural Gas                  2,100         116
  El Paso Natural Gas                         465          23
  Enron                                     7,300         315
  Nicor                                     3,700         132
  Noram Energy                             17,800         274
  Oneok                                     5,900         177
  Pacific Enterprises                       3,800         115
  Panenergy                                 4,200         189
-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
  Peoples Energy                           4,100      $   139
  Sonat                                    6,800          350
  Williams                                 3,750          141
                                                      -------
                                                        2,316
                                                      -------
GLASS PRODUCTS - 0.4%
  Corning                                  6,100          282
  PPG Industries                           7,300          410
                                                      -------
                                                          692
                                                      -------
HEALTHCARE SERVICES - 0.3%
  Aetna                                    5,308          425
  United Healthcare                        5,100          229
                                                      -------
                                                          654
                                                      -------
HOTELS & LODGING - 0.3%
  HFS*                                     4,100          245
  Hilton Hotels                            4,400          115
  Marriott International                   2,900          160
                                                      -------
                                                          520
                                                      -------
HOUSEHOLD FURNITURE & FIXTURES - 0.3%
  Armstrong World Industries               1,600          111
  Masco                                    3,500          126
  Sherwin Williams                         2,300          129
  Snap-On Tools                            4,050          144
  Stanley Works                            3,600           97
                                                      -------
                                                          607
                                                      -------
HOUSEHOLD PRODUCTS - 0.9%
  Clorox                                   2,900          291
  Gillette                                15,600        1,213
  Maytag                                   5,600          111
  National Service Industries              3,000          112
  Whirlpool                                1,700           79
                                                      -------
                                                        1,806
                                                      -------
INSURANCE - 3.5%
  Alexander & Alexander
  Services                                12,400          215
  American General                         5,400          221
  American International Group            16,268        1,761
  AON                                      3,500          217
  Chubb                                    6,600          355
  Cigna                                    2,900          396
  General Re                               2,400          379
  ITT Hartford Group                       3,100          209
  Jefferson-Pilot                          2,100          119
  Lincoln National                         2,100          110
  Loews                                    3,400          320
  Marsh and McLennan                       1,700          177
  MBIA                                     1,900          192
  MGIC Investment                          2,500          190
  Safeco                                   2,800          110
  St. Paul                                 2,827          166
  Torchmark                                5,400          273
  Transamerica                             1,600          126
  Travelers                               21,865          992
  USF&G                                   13,500          282
  USLife                                   3,900          130
                                                      -------
                                                        6,940
                                                      -------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                       36

-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
LUMBER & WOOD PRODUCTS - 0.1%
  Georgia Pacific                          2,700      $   194
  Potlatch                                 2,100           90
                                                      -------
                                                          284
                                                      -------
MACHINERY - 1.9%
  Applied Materials*                       4,600          165
  Baker Hughes                             4,000          138
  Black & Decker                           3,500          105
  Briggs & Stratton                        3,800          167
  Brunswick                                9,500          228
  Case                                     3,000          163
  Caterpillar                              5,900          444
  Crane                                    4,650          135
  Deere                                    7,800          317
  Dover                                    2,800          141
  Dresser Industries                       3,900          121
  Eaton                                    2,700          188
  General Instrument*                      5,800          125
  Illinois Tool Works                      4,100          327
  Ingersoll Rand                           2,400          107
  Tenneco*                                 5,000          226
  Texas Instruments                        5,200          331
  Timken                                   2,500          115
  Tyco International                       5,300          280
                                                      -------
                                                        3,823
                                                      -------
MANUFACTURING - 0.0%
  Newport News Shipbuilding*               1,000           15
                                                      -------
MEASURING DEVICES - 0.6%
  General Signal                           6,400          274
  Honeywell                                4,400          289
  Johnson Controls                         1,500          124
  Mallinckrodt                             3,300          146
  Millipore                                3,400          141
  Pall                                     4,500          115
                                                      -------
                                                        1,089
                                                      -------
MEDICAL PRODUCTS & SERVICES - 3.6%
  Abbott Labs                             26,000        1,319
  Allegiance                               1,560           43
  Bausch & Lomb                            2,000           70
  Baxter International                     7,800          320
  Beverly Enterprises*                    19,600          250
  Biomet*                                  7,400          112
  Boston Scientific*                       5,800          348
  Columbia/HCA Healthcare                 22,850          931
  Fresenius National
     Medical Care (ADR)*                   3,252           91
  Humana*                                 10,800          207
  Johnson & Johnson                       45,500        2,264
  Manor Care                               3,900          105
  Medtronic                                8,000          544
  St. Jude Medical                         3,300          141
  Tenet Healthcare*                       12,900          282
                                                      -------
                                                        7,027
                                                      -------
-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
METALS & MINING - 0.9%
  Alcan Aluminum                           7,700      $   259
  Aluminum Company of America              5,200          331
  Asarco                                   3,300           82
  Cyprus AMAX Minerals                     7,400          173
  Freeport-McMoran Copper
     and Gold, Class B                     6,000          179
  Inco                                     7,600          242
  Newmont Mining                           1,900           85
  Phelps Dodge                             1,600          108
  Reynolds Metals                          1,500           85
  Santa Fe Pacific Gold                    9,000          138
                                                      -------
                                                        1,682
                                                      -------
MISCELLANEOUS BUSINESS SERVICES - 0.0%
  Acnielsen                                1,565           24
                                                      -------
MISCELLANEOUS CHEMICAL PRODUCTS - 0.1%
  Morton International                     3,300          134
  Raychem                                  1,900          152
                                                      -------
                                                          286
                                                      -------
MISCELLANEOUS CONSUMER SERVICES - 0.1%
  Service International                    5,800          162
                                                      -------
MISCELLANEOUS MANUFACTURING - 0.2%
  Hasbro                                   2,400           93
  Jostens                                  6,000          127
  Mattel                                   8,250          229
                                                      -------
                                                          449
                                                      -------
PAPER & PAPER PRODUCTS - 2.2%
  Avery Dennison                           4,600          163
  Bemis                                    3,500          129
  Champion International                   2,200           95
  International Paper                     12,035          486
  James River                              3,200          106
  Kimberly Clark                          11,252        1,072
  Minnesota Mining &
     Manufacturing                        14,600        1,210
  Moore                                    7,600          155
  Stone Container                          3,800           57
  Temple Inland                            2,400          130
  Union Camp                               4,750          227
  Westvaco                                 3,150           91
  Weyerhaeuser                             6,006          285
  Willamette Industries                    1,900          132
                                                      -------
                                                        4,338
                                                      -------
PETROLEUM & FUEL PRODUCTS - 0.1%
  Union Pacific Resources Group            8,629          252
                                                      -------
PETROLEUM REFINING - 8.6%
  Amerada Hess                             2,100          122
  Amoco                                   17,500        1,409
  Ashland                                  4,300          189
  Atlantic Richfield                       5,000          663
  Burlington Resources                     2,900          146
  Chevron                                 23,300        1,515
  Enserch                                  6,600          152

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
  Exxon                                   43,200       $4,234
  Helmerich and Payne                      6,600          344
  Kerr-McGee                               1,500          108
  Mobil                                   13,700        1,675
  Occidental Petroleum                     9,900          231
  Oryx Energy*                             8,400          208
  Pennzoil                                 4,700          266
  Phillips Petroleum                       7,200          319
  Royal Dutch Petroleum                   18,400        3,142
  Santa Fe Energy Resources*               7,300          101
  Schlumberger                             7,900          789
  Sun                                      5,200          127
  Texaco                                   8,500          834
  Unocal                                   6,400          260
  USX Marathon Group                       6,500          155
                                                      -------
                                                       16,989
                                                      -------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 0.9%
  Eastman Kodak                           10,800          867
  Polaroid                                 6,100          265
  Xerox                                   10,800          568
                                                      -------
                                                        1,700
                                                      -------
PRECIOUS METALS - 0.3%
  Barrick Gold                            12,000          345
  Battle Mountain Gold                    10,000           69
  Echo Bay Mines                           9,100           60
  Homestake Mining                         6,800           97
  Placer Dome Group                        5,400          117
                                                      -------
                                                          688
                                                      -------
PRINTING & PUBLISHING - 1.1%
  American Greetings, Class A              3,200           91
  Deluxe                                   2,500           82
  Donnelly R.R. & Sons                     3,200          100
  Dow Jones                                5,600          190
  Gannett                                  4,800          359
  Knight-Ridder                            3,000          115
  McGraw-Hill                              2,200          101
  Meredith                                 3,000          158
  New York Times, Class A                  3,200          122
  Time Warner, Class A                    19,800          743
  Times Mirror, Class A                    3,900          194
                                                      -------
                                                        2,255
                                                      -------
PROFESSIONAL SERVICES - 0.2%
  Cognizant                               11,000          363
  Dun & Bradstreet                         4,700          112
                                                      -------
                                                          475
                                                      -------
RAILROADS - 0.9%
  Burlington Northern Santa Fe             5,464          472
  Conrail                                    800           80
  CSX                                      6,200          262
  Norfolk Southern                         4,600          403
  Union Pacific                            8,300          499
                                                      -------
                                                        1,716
                                                      -------
-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
RESTAURANTS - 0.6%
  Darden Restaurants                      11,800      $   103
  McDonald's                              22,400        1,014
  Wendy's International                    5,900          121
                                                      -------
                                                        1,238
                                                      -------
RETAIL - 4.4%
  Albertson's                              8,400          299
  American Stores                          3,200          131
  Charming Shoppes*                       35,000          177
  Circuit City Stores                      3,000           90
  CVS                                      6,400          265
  Dayton-Hudson                            7,800          306
  Dillard Department Stores,
     Class A                               2,700           83
  Federated Department Stores*             5,700          195
  Gap                                      9,600          289
  Giant Food, Class A                      3,900          135
  Harcourt General                         2,300          106
  Home Depot                              15,266          765
  J.C. Penney                              6,500          317
  K Mart*                                 10,000          104
  Kroger*                                  3,100          144
  Limited                                  9,500          175
  Longs Drug Stores                        2,900          142
  Lowes                                    5,500          195
  May Department Stores                    6,900          323
  Mercantile Stores                        2,500          123
  Nordstrom                                7,300          259
  Pep Boys - Manny Moe & Jack              3,226           99
  Price/Costco*                            4,900          123
  Rite Aid                                 3,700          147
  Sears Roebuck                           13,500          623
  TJX Companies                            6,700          317
  Toys R Us*                               9,800          294
  Wal Mart Stores                         78,600        1,798
  Walgreen                                 7,600          304
  Winn Dixie Stores                        3,400          108
  Woolworth*                               7,500          164
                                                      -------
                                                        8,600
                                                      -------
RUBBER & PLASTIC - 0.4%
  Goodyear Tire & Rubber                   5,380          276
  Reebok International                     7,300          307
  Tupperware                               5,700          306
                                                      -------
                                                          889
                                                      -------
SEMI-CONDUCTORS/INSTRUMENTS - 2.4%
  Advanced Micro Devices*                  7,500          193
  AMP                                      6,200          238
  Intel                                   29,400        3,850
  LSI Logic*                               4,000          107
  Micron Technology                        5,900          172
  National Semiconductor*                  5,600          137
                                                      -------
                                                        4,697
                                                      -------
SPECIALTY MACHINERY - 0.1%
  Cooper Industries                        2,600          110
                                                      -------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           COREFUND EQUITY FUNDS
-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
STEEL & STEEL WORKS - 0.2%
  Bethlehem Steel*                         5,900       $   53
  Nucor                                    2,000          102
  USX U.S. Steel Group                     1,900           60
  Worthington Industries                   4,600           83
                                                      -------
                                                          298
                                                      -------
TECHNOLOGY, SERVICES - 0.2%
  Cabletron Systems*                       4,000          133
  CUC International*                      13,350          317
                                                      -------
                                                          450
                                                      -------
TELEPHONES & TELECOMMUNICATION - 6.8%
  AT&T                                    54,736        2,381
  Airtouch Communications*                19,100          482
  Alltel                                   5,500          173
  Ameritech                               18,300        1,109
  Bell Atlantic                           14,400          932
  Bellsouth                               33,900        1,369
  GTE                                     33,600        1,529
  Lucent Technologies                     15,100          698
  MCI Communications                      26,658          871
  NYNEX                                   14,600          703
  Pacific Telesis Group                   15,600          573
  SBC Telecommunications                  22,176        1,148
  Sprint                                  14,000          558
  US West                                 17,600          568
  Worldcom*                               12,000          313
                                                      -------
                                                       13,407
                                                      -------
TRUCKING - 0.1%
  Cummins Engine                           1,900           87
  Roadway Express                            650           13
  Ryder System                             5,000          141
                                                      -------
                                                          241
                                                      -------
WHOLESALE - 0.7%
  Alco Standard                            3,600          186
  Fleming Companies                       17,000          293
  Genuine Parts                            2,800          125
  Praxair                                  3,500          161
  Super-Valu                               8,100          230
  Sysco                                    4,100          134
  W.W. Grainger                            2,000          161
                                                      -------
                                                        1,290
                                                      -------
TOTAL COMMON STOCKS
(Cost $132,133)                                       193,855
                                                      -------
PREFERREED STOCK - 0.0%
  Fresenius National
  Medical Care*                            3,100           --
                                                      -------
TOTAL PREFERRED STOCK
(Cost $0)                                                  --
                                                      -------
-------------------------------------------------------------------
DESCRIPTION                                             VALUE (000)
-------------------------------------------------------------------
TOTAL INVESTMENTS - 98.3%
(Cost $132,133)                                      $193,855
                                                      -------
OTHER ASSETS AND LIABILITIES,
  NET - 1.7%                                            3,406
                                                      -------
NET ASSETS:
  Portfolio Shares of Class Y
     ($0.001 par value - 500
     million authorized)
     based on 6,274,561
     outstanding shares                               133,927
  Portfolio Shares of Class A
     ($0.001 par value - 500
     million authorized)
     based on 29,778 outstanding
     shares                                               931
  Accumulated Net Realized Gain
     on Investments                                       681
  Net Unrealized Appreciation
     on Investments                                    61,722
                                                      -------
TOTAL NET ASSETS - 100.0%                            $197,261
                                                      =======

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE -
  CLASS Y                                              $31.29
                                                      =======

NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE - CLASS A                            $31.28
                                                      =======

* NON - INCOME PRODUCING SECURITY
AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(ADR) -AMERICAN DEPOSITORY RECEIPT
FHLMC - FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA - FEDERAL NATIONAL MORTGAGE ASSOCIATION

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS

AS OF
DECEMBER 31, 1996
(UNAUDITED)

CORE EQUITY FUND

[Graphic]
Pie Chart
Data for pie chart as follows:


Building & Construction           2%
Miscellaneous                     6%
Chemicals & Drugs                12%
Utilities                        12%
Consumer Products                10%
Transportation                    1%
Retail                            2%
Metals & Mining                   1%
Durable Goods                    33%
Finance                          16%
Energy                            5%

% OF TOTAL PORTFOLIO INVESTMENTS


-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
COMMON STOCKS - 99.3%
AIRCRAFT - 2.8%
  Boeing                                   60,000     $ 6,382
  McDonnell Douglas                        60,000       3,840
  Textron                                  30,000       2,827
                                                      -------
                                                       13,049
                                                      -------
APPAREL/TEXTILES - 0.2%
  Burlington Industries*                   49,771         547
  Shaw Industries                          22,900         269
                                                      -------
                                                          816
                                                      -------
AUTOMOTIVE - 1.6%
  Allied Signal                            65,000       4,355
  Ford Motor                              108,300       3,452
                                                      -------
                                                        7,807
                                                      -------
BANKS - 1.3%
  Bank of Boston                           51,000       3,277
  PNC Bank                                 80,000       3,010
                                                      -------
                                                        6,287
                                                      -------
BUILDING & CONSTRUCTION - 1.1%
  Clayton Homes                           180,000       2,430
  Foster Wheeler                           70,000       2,599
                                                      -------
                                                        5,029
                                                      -------
CHEMICALS - 2.9%
  Hercules                                 20,000         865
  IMC Global                              120,000       4,695
  Monsanto                                 99,000       3,849
  Praxair                                  97,200       4,483
                                                      -------
                                                       13,892
                                                      -------
COMMUNICATIONS EQUIPMENT - 3.0%
  Bay Networks*                            65,000       1,357
  Cabletron Systems*                       86,000       2,860
  ITT Industries                           47,500       1,164
-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
  Lucent Technologies                      51,853     $ 2,398
  Motorola                                 58,700       3,603
  U.S. Robotics*                           35,000       2,520
                                                      -------
                                                       13,902
                                                      -------
COMPUTERS & SERVICES - 6.8%
  America Online*                          75,000       2,494
  Computer Associates
     Interational                          55,000       2,736
  Hewlett Packard                          57,000       2,864
  International Business
  Machines                                110,000      16,610
  Microsoft*                               87,000       7,188
                                                      -------
                                                       31,892
                                                      -------
CONTAINERS & PACKAGING - 0.4%
  Ball                                     67,500       1,755
                                                      -------
DRUGS - 8.4%
  Alza*                                   198,600       5,139
  Biogen*                                 130,000       5,037
  Elan (ADR)*                              16,100         535
  Eli Lilly & Co.                         300,000      21,900
  Ivax                                    216,900       2,223
  Mylan Laboratories                      275,200       4,610
                                                      -------
                                                       39,444
                                                      -------
ELECTRICAL EQUIPMENT - 2.6%
  General Electric                        125,000      12,359
                                                      -------
ELECTRICAL SERVICES - 1.6%
  FPL Group                                27,000       1,242
  Unicom                                  235,000       6,374
                                                      -------
                                                        7,616
                                                      -------
ENVIRONMENTAL SERVICES - 0.7%
  Browning Ferris Industries              130,000       3,412
                                                      -------
FINANCIAL SERVICES - 0.9%
  Mercury Finance                         330,000       4,043
                                                      -------
FOOD, BEVERAGE & TOBACCO - 7.1%
  Canandaigua Wine, Class A*              207,505       5,914
  Chiquita Brands International           225,200       2,871
  Nabisco Holdings, Class A               287,500      11,177
  Philip Morris                            85,000       9,573
  RJR Nabisco Holdings                    122,400       4,162
                                                      -------
                                                       33,697
                                                      -------
HEALTHCARE SERVICES - 3.4%
  Foundation Health*                       75,000       2,381
  HBO                                      45,000       2,672
  Medpartners*                            525,572      11,037
                                                      -------
                                                       16,090
                                                      -------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                           COREFUND EQUITY FUNDS
-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
HOTELS & LODGING - 0.7%
  HFS*                                     16,500     $   986
  ITT*                                     55,000       2,386
                                                      -------
                                                        3,372
                                                      -------
INSURANCE - 12.2%
  American International Group             85,000       9,201
  Equitable                               215,000       5,294
  Everest Reinsurance Holdings            252,000       7,245
  General Re                              115,000      18,141
  ITT Hartford Group                       56,500       3,814
  Travelers                               306,665      13,915
                                                      -------
                                                       57,610
                                                      -------
MACHINERY - 2.0%
  Case                                     85,675       4,669
  Caterpillar                              30,000       2,258
  Cummins Engine                           55,000       2,530
                                                      -------
                                                        9,457
                                                      -------
MEDICAL PRODUCTS & SERVICES - 0.4%
  Beverly Enterprises*                    136,600       1,742
  United States Surgical                    7,600         299
                                                      -------
                                                        2,041
                                                      -------
METALS & MINING - 1.4%
  Phelps Dodge                             28,000       1,890
  Potash of Saskatchewan                   56,800       4,828
                                                      -------
                                                        6,718
                                                      -------
PETROLEUM & FUEL PRODUCTS - 4.1%
  Repsol (ADR)                            225,000       8,578
  Tidewater                                85,000       3,846
  Triton Energy, Class A*                  63,100       3,060
  Union Pacific Resources Group            43,000       1,258
  USX Marathon Group                      100,000       2,388
                                                      -------
                                                       19,130
                                                      -------
PETROLEUM REFINING - 5.2%
  British Petroleum (ADR)                  61,561       8,703
  Mobil                                   100,000      12,225
  Texaco                                   35,000       3,434
                                                      -------
                                                       24,362
                                                      -------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.4%
  Xerox                                   125,000       6,578
                                                      -------
PRINTING & PUBLISHING - 0.8%
  Banta                                    75,000       1,716
  News (ADR)                              110,000       1,939
                                                      -------
                                                        3,655
                                                      -------
RAILROADS - 0.7%
  CSX                                      45,000       1,901
  Union Pacific                            25,000       1,503
                                                      -------
                                                        3,404
                                                      -------
REAL ESTATE - 0.3%
  Kimco Realty                             37,500       1,308
                                                      -------
-------------------------------------------------------------------
DESCRIPTION                          SHARES/PAR (000)   VALUE (000)
-------------------------------------------------------------------
RESTAURANTS - 1.3%
  Darden Restaurants                      484,656     $ 4,241
  Lone Star Steakhouse & Saloon            45,000       1,204
  Vicorp Restaurants*                      61,534         815
                                                      -------
                                                        6,260
                                                      -------
RETAIL - 4.2%
  Borders Group*                           55,000       1,973
  CML Group                               275,000         928
  Corporate Express*                       50,300       1,481
  General Nutrition*                      435,550       7,350
  Pep Boys - Manny,
     Moe & Jack                            53,000       1,630
  Staples*                                226,100       4,084
  Warnaco Group                            75,000       2,222
                                                      -------
                                                       19,668
                                                      -------
RUBBER & PLASTIC - 1.4%
  Goodyear Tire & Rubber                  125,000       6,422
                                                      -------
SEMI-CONDUCTORS/INSTRUMENTS - 3.5%
  Atmel*                                  108,700       3,601
  Intel                                    75,000       9,820
  Parker Hannifin                          60,000       2,325
  Silicon Valley Group*                    28,800         580
                                                      -------
                                                       16,326
                                                      -------
SPECIALTY MACHINERY - 0.6%
  Westinghouse Electric                   150,000       2,981
                                                      -------
STEEL & STEEL WORKS - 0.6%
  USX U.S. Steel Group                     85,400       2,679
                                                      -------
TELEPHONES & TELECOMMUNICATION - 13.7%
  AT&T                                    325,000      14,138
  Airtouch Communications*                786,300      19,854
  Bellsouth                               131,400       5,305
  Mcleod, Class A*                        185,000       4,718
  MFS Communications*                      50,000       2,725
  Qualcomm*                               235,000       9,371
  Worldcom*                               325,000       8,470
                                                      -------
                                                       64,581
                                                      -------
TOTAL COMMON STOCKS
(Cost $399,272)                                       467,642
                                                      -------
REPURCHASE AGREEMENTS - 0.6%
Aubrey Lanston
  6.600%, dated 12/31/96,
  matures 01/02/97, repurchase
  price $1,555,570 (collateralized
  by U.S. Treasury Note, par value
  $1,475,000, 8.25%, 07/15/98;
  market value $1,636,494)                 $1,555       1,555
Hong Kong Shanghai Bank
  6.625%, dated 12/31/96,
  matures 01/02/97, repurchase
  price $1,554,572 (collateralized
  by U.S. Treasury Note, par value
  $1,605,000, 5.125%, 11/30/98;
  market value $1,595,474)                  1,554       1,554
                                                      -------

SEE ACCOMPANYING NOTES FO FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 1996
(UNAUDITED)

CORE EQUITY FUND (CONCLUDED)

-------------------------------------------------------------------
DESCRIPTION                                            VALUE (000)
-------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
(Cost $3,109)                                          $3,109
                                                      -------
TOTAL INVESTMENTS - 99.9%
(Cost $402,381)                                       470,751
                                                      -------
OTHER ASSETS AND LIABILITIES,
  NET - 0.1%                                              346
                                                      -------
NET ASSETS:
Portfolio Shares - Class Y
  ($0.001 par value - 50
  million authorized) based
  on 25,316,821 outstanding shares                    381,334
Portfolio Shares - Class A
  ($0.001 par value - 50
  million authorized) based
  on 719,575 outstanding shares                         9,330
Accumulated Net Realized
  Gain on Investments                                  12,064
Net Unrealized Appreciation
  on Investments                                       68,370
Distributions in Excess of
  Net Investment Income                                    (1)
                                                      -------
TOTAL NET ASSETS - 100.0%                            $471,097
                                                      =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE -
  CLASS Y                                              $18.09
                                                      =======

NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE - CLASS A                            $18.11
                                                      =======

*NON-INCOME PRODUCING SECURITY
(ADR) - AMERICAN DEPOSITORY RECEIPT
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      GROWTH EQUITY FUND

[Graphic]
Pie Chart
Data for pie chart as follows:


Cash Equivalent           3%
Miscellaneous             7%
Chemical & Drugs         20%
Utilities                 5%
Retail                    5%
Consumer Products        13%
Finance                   9%
Energy                    4%
Durable Goods            34%

% OF TOTAL PORTFOLIO INVESTMENTS

-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
COMMON STOCKS - 98.3%
BANKS - 4.9%
  Barnett Banks of Florida                 70,000      $2,879
  Citicorp                                 22,000       2,266
  Norwest                                  35,000       1,522
                                                      -------
                                                        6,667
                                                      -------
BEAUTY PRODUCTS - 1.9%
  Colgate Palmolive                        28,000       2,583
                                                      -------
CHEMICALS - 1.0%
  Monsanto                                 33,600       1,306
                                                      -------
COMMUNICATIONS EQUIPMENT - 4.9%
  Ascend Communications*                   21,000       1,305
  Cascade Communications*                  20,200       1,114
  Cisco Systems*                           43,900       2,793
  U.S. Robotics*                           19,212       1,383
                                                      -------
                                                        6,595
                                                      -------
COMPUTERS & SERVICES - 9.9%
  Compaq Computer*                         32,000       2,376
  Computer Sciences*                       15,494       1,272
  CUC International*                       99,000       2,351
  First Data                               31,800       1,161
  Microsoft*                               30,032       2,481
  Oracle Systems*                          59,124       2,468
  Paychex                                  24,525       1,261
                                                      -------
                                                       13,370
                                                      -------
DRUGS - 11.5%
  American Home Products                   44,200       2,591
  Amgen*                                   41,864       2,276
  Merck                                    38,700       3,067
  Schering Plough                          20,000       1,295
  SmithKline Beecham (PLC)
     (ADR)                                 48,550       3,301
  Warner Lambert                           40,000       3,000
                                                      -------
                                                       15,530
                                                      -------
                                       42

COREFUND EQUITY FUNDS
-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 6.5%
  Emerson Electric                         28,000     $ 2,709
  GE                                       33,589       3,321
  Illinois Tool Works                      35,000       2,796
                                                      -------
                                                        8,826
                                                      -------
ELECTRICAL SERVICES - 3.1%
  Duke Power                               30,000       1,387
  Texas Utilities                          69,300       2,824
                                                      -------
                                                        4,211
                                                      -------
ENTERTAINMENT - 5.1%
  Hilton Hotels                            81,000       2,116
  International Game
  Technology                              140,000       2,555
  Mirage Resorts*                         101,972       2,205
                                                      -------
                                                        6,876
                                                      -------
FINANCIAL SERVICES - 2.1%
  FNMA                                     74,656       2,781
                                                      -------
FOOD, BEVERAGE & TOBACCO - 7.0%
  Coca Cola                                25,600       1,347
  ConAgra                                  53,000       2,637
  Hershey Foods                            60,000       2,625
  Sara Lee                                 78,500       2,924
                                                      -------
                                                        9,533
                                                      -------
HEALTHCARE SERVICES - 4.3%
  Cardinal Health                          51,600       3,006
  Health Management
  Associates, Class A*                    124,025       2,791
                                                      -------
                                                        5,797
                                                      -------
HOUSEHOLD PRODUCTS - 4.5%
  Gillette                                 42,800       3,328
  Sunbeam Oster                           107,000       2,755
                                                      -------
                                                        6,083
                                                      -------
INSURANCE - 1.5%
  American International Group             18,400       1,992
                                                      -------
MEASURING DEVICES - 1.0%
  Honeywell                                21,000       1,381
                                                      -------
MEDICAL PRODUCTS & SERVICES - 2.8%
  HBO                                      24,000       1,425
  Johnson & Johnson                        49,000       2,438
                                                      -------
                                                        3,863
                                                      -------
MISCELLANEOUS BUSINESS SERVICES - 3.3%
  Parametric Technology*                   56,200       2,887
  Peoplesoft*                              33,000       1,582
                                                      -------
                                                        4,469
                                                      -------
MISCELLANEOUS CONSUMER SERVICES - 0.9%
  Service International                    42,900       1,201
                                                      -------
PAPER & PAPER PRODUCTS - 1.0%
  Kimberly Clark                           14,300       1,362
                                                      -------
-------------------------------------------------------------------
DESCRIPTION                          SHARES/PAR (000)  VALUE (000)
-------------------------------------------------------------------
PETROLEUM SERVICES - 4.2%
  Baker Hughes                             38,000    $  1,311
  Halliburton                              48,000       2,892
  Schlumberger                             15,100       1,508
                                                      -------
                                                        5,711
                                                      -------
RETAIL - 5.2%
  Dayton-Hudson                            72,000       2,826
  Home Depot                               28,000       1,404
  Walgreen                                 70,000       2,800
                                                      -------
                                                        7,030
                                                      -------
TECHNOLOGY, SERVICES - 2.8%
  Computer Associates
  Interational                             42,000       2,090
  Intel                                    13,200       1,728
                                                      -------
                                                        3,818
                                                      -------
TELEPHONES & TELECOMMUNICATION - 8.9%
  Brooks Fiber Properties*                 47,400       1,209
  Icg Communications*                      57,000       1,005
  LCI International*                      126,834       2,727
  MCI Communications                       42,300       1,383
  McLeod, Class A*                         42,000       1,071
  MFS Communications*                      56,256       3,066
  Worldcom*                                60,000       1,564
                                                      -------
                                                       12,025
                                                      -------
TOTAL COMMON STOCKS
(Cost $101,559)                                       133,010
                                                      -------
REPURCHASE AGREEMENTS - 2.9%
Aubrey Lanston
  6.600%, dated 12/31/96,
  matures 01/02/97, repurchase
  price $1,316,483 (collateralized
  by U.S. Treasury Note, par value
  $1,250,000, 8.250%, 07/15/98;
  market value $1,386,859)                 $1,316       1,316
Hong Kong Shanghai Bank
  6.625%, dated 12/31/96,
  matures 01/02/97, repurchase
  price $1,315,484 (collateralized
  by U.S. Treasury Note, par value
  $1,355,000, 5.125%, 11/30/98;
  market value $1,346,958)                 1,315        1,315
Swiss Bank
  6.750%, dated 12/31/96,
  matures 01/02/97, repurchase
  price $1,315,493 (collateralized
  by U.S. Treasury Note, par value
  $1,320,000, 5.750%, 11/30/98;
  market value $1,340,856)                 1,315        1,315
                                                      -------
TOTAL REPURCHASE AGREEMENTS
(Cost $3,946)                                           3,946
                                                      -------
TOTAL INVESTMENTS - 101.2%
(Cost $105,505)                                       136,956
                                                      -------
OTHER ASSETS AND LIABILITIES,
  NET - (1.2%)                                         (1,614)
                                                      -------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 1996
(UNAUDITED)

COREFUND EQUITY FUND (CONCLUDED)
-------------------------------------------------------------------
DESCRIPTION                                              VALUE (000)
-------------------------------------------------------------------
NET ASSETS:
Portfolio Shares - Class Y
  ($0.001 par value - 100
  million authorized) based
  on 9,777,350 outstanding shares                    $100,210
Portfolio Shares - Class A
  ($0.001 par value - 100
  million authorized) based
  on 290,315 outstanding shares                         3,102
Accumulated Net Realized
  Gain on Investments                                     579
Net Unrealized Appreciation
  on Investments                                       31,451
                                                      -------

TOTAL NET ASSETS - 100.0%                            $135,342
                                                      =======

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE -
  CLASS Y                                              $13.44
                                                      =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE - CLASS A                            $13.42
                                                      =======

* NON-INCOME PRODUCING SECURITY
(ADR) - AMERICAN DEPOSITORY RECEIPT
FNMA - FEDERAL NATIONAL MORTGAGE ASSOCIATION
(PLC) - PUBLIC LIMITED COMPANY
  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


      SPECIAL EQUITY FUND

[Graphic]
Pie Chart
Data for pie chart as follows:

Building & Construction          3%
Cash Equivalent                  2%
Chemical & Drugs                 7%
Miscellaneous                    9%
Consumer Products                7%
Utilities                        3%
Retail                           2%
Real Estate                      5%
Durable Goods                   51%
Finance                         11%

% OF TOTAL PORTFOLIO INVESTMENTS

-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
COMMON STOCKS - 98.5%
AIRCRAFT - 1.4%
  McDonnell Douglas                       15,000      $   960
                                                      -------
APPAREL/TEXTILES - 2.1%
  Burlington Industries*                   5,117           56
  Fieldcrest Cannon*                      17,400          278
  Haggar                                  20,000          317
  Oneita Industries*                      55,000           96
  Oxford Industries                       20,000          480
  Quaker Fabric*                          11,900          167
                                                      -------
                                                        1,394
                                                      -------
AUTOMOTIVE - 0.5%
  Earl Scheib*                             4,900           34
  Ford Motor                               7,500          239
  Walbro                                   3,000           55
                                                      -------
                                                          328
                                                      -------
BANKS - 1.1%
  Bank of Boston                           6,000          385
  PNC Bank                                10,000          376
                                                      -------
                                                          761
                                                      -------
BUILDING & CONSTRUCTION - 1.4%
  Cavalier Homes                          20,483          236
  Jacobs Engineering Group*               29,500          697
                                                      -------
                                                          933
                                                      -------
CHEMICALS - 2.2%
  Foster Wheeler                          20,000          743
  Kinark*                                 57,500          219
  Royal Plastics Group*                   27,500          512
                                                      -------
                                                        1,474
                                                      -------
COMMUNICATIONS EQUIPMENT - 1.6%
  ITT Industries                           5,000          122
  Scientific-Atlanta                      62,000          930
                                                      -------
                                                        1,052
                                                      -------
                                       44

-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
COMPUTERS & SERVICES - 7.0%
  America Online*                          20,000      $  665
  Computer Associates
    Interational                            7,000         348
  Gametek*                                 10,000          14
  International Business
     Machines                               8,500       1,283
  Lexmark International
  Group*                                   39,000       1,077
  Mizar*                                   18,200          89
  Mylex*                                   75,000         937
  Pace Health
     Management Systems*                   43,500         130
  Video Lotteries Technologies*            34,200         120
                                                      -------
                                                        4,663
                                                      -------
CONTAINERS & PACKAGING - 1.1%
  Ball                                     20,000         520
  Cronos Group*                            31,400         220
                                                      -------
                                                          740
                                                      -------
DRUGS - 13.0%
  Anesta*                                  45,200         870
  Aphton*                                  52,500       1,024
  Biogen*                                  18,000         697
  Collagenex Pharmaceuticals*              46,300         376
  Elan (ADR)*                               3,400         113
  Flamel Technologies (ADR)*               97,700         733
  Guilford Pharmaceuticals*                40,500         942
  Hybridon*                                22,500         132
  Isis Pharmaceutical*                     27,300         491
  Medpartners*                             45,000         945
  NBTY*                                    26,500         503
  Pharmaceutical Resources*               105,000         367
  Roberts Pharmaceuticals*                 12,500         141
  Scios Nova*                             218,200       1,340
                                                      -------
                                                        8,674
                                                      -------
ELECTRONICS - 3.4%
  Kuhlman                                  50,000         969
  Lam Research*                            12,700         357
  Smartflex Systems*                        2,300          38
  Teradyne*                                23,000         561
  Videonics*                               42,600         378
                                                      -------
                                                        2,303
                                                      -------
ENTERTAINMENT - 1.2%
  Boomtown*                                 5,700          50
  Cinergi Pictures Entertainment*          14,300          28
  Meridian Sports*                         17,300          22
  Mikohn Gaming*                          110,000         577
  Sports Club*                             38,000         109
                                                      -------
                                                          786
                                                      -------
ENVIRONMENTAL SERVICES - 1.6%
  Harding Lawson
  Associates Group*                        40,300         282
  Philip Environmental*                    52,500         761
                                                      -------
                                                        1,043
                                                      -------
-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
FINANCIAL SERVICES - 6.6%
  Delta Financial*                         34,700     $   625
  Jayhawk Acceptance*                      68,000         765
  Mercury Finance                          75,000         919
  Olympic Financial*                       45,400         653
  Prentiss Properties Trust*               34,000         850
  Repsol (ADR)                             15,000         572
                                                      -------
                                                        4,384
                                                      -------
FOOD, BEVERAGE & TOBACCO - 2.4%
  General Nutrition*                      49,500          835
  Philip Morris                            5,700          642
  RJR Nabisco Holdings                     1,800           61
  Rymer Foods*                           110,100           38
                                                      -------
                                                        1,576
                                                      -------
HOTELS & LODGING - 3.5%
  HFS*                                    10,000          597
  ITT*                                    13,500          586
  John Q. Hammons Hotels*                  9,600           82
  Prime Hospitality*                      64,500        1,040
  U.S. Franchise Systems, Class A*         4,500           46
                                                      -------
                                                        2,351
                                                      -------
HOUSEHOLD FURNISHINGS - 0.6%
  Winsloew Furniture*                     44,180          431
                                                      -------
INSURANCE - 5.1%
  Everest Reinsurance Holdings            32,700          940
  Gryphon Holdings*                       36,700          518
  Pac Rim Holding*                        96,400          229
  Travelers                               23,333        1,059
  Travelers/Aetna
    Property Casualty*                    18,100          640
                                                      -------
                                                        3,386
                                                      -------
MACHINERY - 4.5%
  Case                                    20,000        1,090
  Caterpillar                              5,000          376
  Cummins Engine                          17,000          782
  Giddings & Lewis                        60,000          773
                                                      -------
                                                        3,021
                                                      -------
MEASURING DEVICES - 0.6%
  Rofin-Sinar Technologies *              36,000          423
                                                      -------
MEDICAL PRODUCTS & SERVICES - 5.1%
  Acme United*                           129,200          711
  Emeritus*                               27,000          365
  Harborside Healthcare*                  18,000          214
  Innovasive Devices*                      9,000           70
  Keravision*                             34,500          474
  Metra Biosystems*                        6,800           32
  Molecular Dynamics*                      1,400           15
  Possis Medical*                         22,600          472
  Quest Medical*                           9,000           70
  Resound*                                47,400          338
  Spectranetics*                          27,000          113
  Urologix*                               26,500          431
  Value Health*                            5,400          105
                                                      -------
                                                        3,410
                                                      -------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 1996
(UNAUDITED)

SPECIAL EQUITY FUND (CONCLUDED)
-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
METALS & MINING - 1.6%
  Potash of Saskatchewan                    4,300        $366
  UCAR International*                      18,500         696
                                                      -------
                                                        1,062
                                                      -------
MISCELLANEOUS BUSINESS SERVICES - 0.9%
  Mecon*                                   62,000         411
  RMH Teleservices*                        27,500         213
                                                      -------
                                                          624
                                                      -------
PETROLEUM & FUEL PRODUCTS - 1.6%
  Tidewater                                20,000         905
  Union Pacific Resources Group             5,928         173
                                                      -------
                                                        1,078
                                                      -------
PETROLEUM REFINING - 0.7%
  USX-U.S. Steel Group                     14,000         439
                                                      -------
RAILROADS - 0.6%
  Union Pacific                             7,000         421
                                                      -------
REAL ESTATE - 3.3%
  Agree Realty                              9,400         201
  Liberty Property Trust                   25,800         664
  Macerich                                 27,200         711
  Pacific Gulf Properties                  31,400         612
                                                      -------
                                                        2,188
                                                      -------
RESTAURANTS/FOOD SERVICES - 1.9%
  Darden Restaurants                       61,800         541
  Uno Restaurant*                          90,000         596
  Vicorp Restaurants*                       5,000          66
  Vie de France*                           21,000          39
                                                      -------
                                                        1,242
                                                      -------
RETAIL - 2.8%
  Bon-Ton Stores*                          46,300         284
  Borders Group*                           17,500         628
  Chicos*                                   4,500          19
  CML Group                                92,200         311
  Drug Emporium*                           92,100         391
  Hot Topic*                                4,400          87
  Sportmart*                               14,400          49
  Sportmart, Class A*                      14,400          40
  Strouds*                                 19,000          62
                                                      -------
                                                        1,871
                                                      -------
RUBBER & PLASTIC - 1.0%
  Goodyear Tire & Rubber                    4,000         206
  O'Sullivan                               45,000         495
                                                      -------
                                                          701
                                                      -------
-------------------------------------------------------------------
DESCRIPTION                         SHARES/PAR (000)    VALUE (000)
-------------------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS - 2.3%
  Ess Technology*                          4,600     $    129
  Intel                                    9,000        1,178
  Silicon Valley Group*                   10,000          201
                                                      -------
                                                        1,508
                                                      -------
SPECIALTY CONSTRUCTION - 1.0%
  Oakwood Homes                           30,000          686
                                                      -------
TECHNOLOGY, SERVICES - 2.1%
  Cabletron Systems*                      20,000          665
  Donelly Enterprise Solutions*           13,500          331
  Ontrack Data International*             27,000          405
                                                      -------
                                                        1,401
                                                      -------
TELEPHONES & TELECOMMUNICATION - 11.8%
  Aerial Communications*                  92,000          748
  Airtouch Communications*                41,500        1,048
  Amnex*                                 171,500          525
  Clearnet, Class A*                      40,000          440
  Intermedia Communications
  of Florida*                             25,000          644
  Lucent Technologies                     16,500          763
  Mcleod, Class A*                        25,000          638
  Metrocall*                              25,000          125
  Qualcomm*                               20,000          798
  Rural Cellular*                         92,000          886
  Smartalk Teleservices*                  45,000          765
  Viatel*                                 59,200          533
                                                      -------
                                                        7,913
                                                      -------
TESTING LABORATORIES - 0.7%
  Genome Therapeutics*                    45,000          484
                                                      -------
TRUCKING & LEASING - 0.2%
  PST Vans*                               45,900          126
                                                      -------
TOTAL COMMON STOCKS
(Cost $63,714)                                         65,837
                                                      -------
RIGHTS - 0.0%
  Kinark*                                 57,500           --
                                                      -------
TOTAL RIGHTS
(Cost $0)                                                  --
                                                      -------
REPURCHASE AGREEMENT - 1.4%
Hong Kong Shanghai Bank
  6.625%, dated 12/31/96,
  matures 01/02/97, repurchase
  price $931,343 (collateralized
  by U.S. Treasury Note, par value
  $905,000, 7.750%, 12/31/99;
  market value $940,386)                    $931          931
                                                      -------
TOTAL REPURCHASE AGREEMENT
(Cost $931)                                               931
                                                      -------
TOTAL INVESTMENTS - 99.9%
(Cost $64,645)                                         66,768
                                                      -------
OTHER ASSETS AND LIABILITIES,
  NET - 0.1%                                               51
                                                      -------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           COREFUND EQUITY FUNDS
-------------------------------------------------------------------
DESCRIPTION                                             VALUE (000)
-------------------------------------------------------------------
NET ASSETS:
Portfolio Shares - Class Y
  ($0.001 par value - 1 billion
  authorized) based on
  6,386,529 outstanding shares                        $62,268
Portfolio Shares - Class A
  ($0.001 par value - 1 billion
  authorized) based on
  161,468 outstanding shares                            1,711
Accumulated Net Realized
  Gain on Investments                                     717
Net Unrealized Appreciation
  on Investments                                        2,123
                                                      -------
TOTAL NET ASSETS - 100.0%                             $66,819
                                                      =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE -
  CLASS Y                                              $10.20
                                                      =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE - CLASS A                            $10.19
                                                      =======

* NON-INCOME PRODUCING SECURITY
AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(ADR) - AMERICAN DEPOSITORY RECEIPT

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        INTERNATIONAL GROWTH FUND


[Graphic]
Pie Chart
Data for pie chart as follows:

Cash Equivalents             3%
United Kingdom              16%
Europe                      31%
Smaller Markets              7%
Other Pacific Rim           21%
Japan                       22%

% OF TOTAL PORTFOLIO INVESTMENTS

-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
FOREIGN STOCKS - 96.2%
ARGENTINA - 1.3%
  Banco Frances ADR                         4,025        $111
  Irsa GDR                                  1,440          46
  Perez Companc                            75,000         527
  Telefonica Argentina ADR                 45,000       1,164
                                                      -------
                                                        1,848
                                                      -------
AUSTRALIA - 2.8%
  Australian Gas Light                    125,000         711
  Broken Hill Proprietary                 105,770       1,506
  Lend Lease                               25,000         485
  Qantas Airways                          313,000         522
  QBE Insurance                           125,000         658
                                                      -------
                                                        3,882
                                                      -------
AUSTRIA - 0.6%
  VA Technologie                           5,700          894
                                                      -------
BRAZIL - 1.6%
  Centrais Electricas SA GDR*                750           70
  Compania Vale Rio
  Doce ADR                                23,900          457
  Electrobras ADR                         38,500          689
  Telebras ADR                            12,950          991
                                                      -------
                                                        2,207
                                                      -------
CHILE - 0.2%
  Compania de Telecom Chile ADR              500           51
  Enersis ADR                              6,500          180
  Santa Isabel ADR                         2,100           48
  Sociedad Quimica y Minera ADR              100            5
                                                      -------
                                                          284
                                                      -------
COLUMBIA - 0.0%
  Cementos Diamante GDS                    2,500           31
                                                      -------
                                       47

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 1996
(UNAUDITED)

INTERNATIONAL GROWTH FUND (CONTINUED)
-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
DENMARK - 0.6%
  Coloplast, Series B                       3,100        $353
  Falck                                     1,800         538
                                                      -------
                                                          891
                                                      -------
FINLAND - 0.4%
  Amer Group                               20,000         413
  Nokia, Class A                            2,700         157
                                                      -------
                                                          570
                                                      -------
FRANCE - 6.2%
  Air Liquide                               8,750       1,367
  AXA                                      25,395       1,616
  Imetal SA                                 3,487         515
  Michelin, Series B                       23,200       1,253
  Rhone Poulenc                            38,000       1,296
  Schneider                                20,500         949
  Seita                                    18,400         770
  Societe Nationale Elf Aquitaine           7,266         662
  Valeo                                     3,000         185
                                                      -------
                                                        8,613
                                                      -------
GERMANY - 8.5%
  Deutsche Telekom*                        13,446         280
  Bayer                                     2,500         101
  BMW                                         400         276
  Deutsche Bank AG                         31,400       1,465
  Eurobike*                                18,000         550
  Fresenius                                 2,000         415
  Fried Krupp                               2,400         391
  Hoechst                                  52,400       2,428
  Leica Camera*                            14,800         459
  Mannesmann                                4,300       1,850
  Puma                                      9,000         310
  SGL Carbon                                9,900       1,249
  Veba                                     28,749       1,653
  Wella                                       700         373
                                                      -------
                                                       11,800
                                                      -------
HONG KONG - 7.6%
  Amoy Properties                         822,000       1,185
  Cheung Kong Holdings                    125,000       1,111
  Citic Pacific                           100,000         581
  Giordano                                600,000         512
  Hong Kong
    Telecommunications                    600,000         966
  HSBC Holdings                           103,081       2,206
  Hutchison Whampoa                       170,000       1,335
  New World Development                   180,000       1,216
  Swire Pacific, Series A                  72,000         687
  Swire Pacific, Series B                 500,000         756
                                                      -------
                                                       10,555
                                                      -------
HUNGARY - 0.1%
  Pannoplast RT                             3,200         118
                                                      -------
INDIA - 1.1%
  Himilayan Fund*                          49,718         641
  Icici GDR*                               60,000         585
  Indian Opportunities Fund*               41,981         326
                                                      -------
                                                        1,552
                                                      -------
-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
INDONESIA - 2.0%
  Bank Bali                               300,000     $   750
  Indosat "F"                             275,000         757
  Indosat ADR                               1,800          49
  PT Telekom Indonesia                    670,000       1,156
                                                      -------
                                                        2,712
                                                      -------
ISRAEL - 0.1%
  Tadarin Limited*                         25,000         114
                                                      -------
ITALY - 2.4%
  Bulgari                                  22,000         446
  ENI Spa                                 189,967         974
  Gucci Group ADR                           2,400         154
  Industrie Natuzzi Spa ADR                10,000         233
  Saes Getters                             12,000         186
  Telecom Italia                          522,000       1,355
                                                      -------
                                                        3,348
                                                      -------
JAPAN - 21.0%
  77th Bank                                44,000         361
  Amano                                    44,000         471
  Amway Japan Limited                       8,100         260
  Asahi Diamond Industrial                 42,000         381
  Canon                                    86,000       1,902
  Daifuku                                  40,000         504
  DDI                                         145         959
  Eiden Sakakiya                           30,000         303
  Hitachi                                 120,000       1,120
  Hitachi Metals                           67,000         533
  Honda Motor                               2,000          57
  Hoya                                      8,000         314
  Ito Yokado                               25,000       1,088
  Jusco                                     3,000         102
  Kamigumi                                 95,000         624
  Kao                                      35,000         408
  Kirin Beverage                           24,000         323
  Komori                                   22,000         468
  Kuraray Warrants*                           360         108
  Kyocera                                  24,000       1,497
  Mabuchi Motor                             8,000         403
  Marui Company                            41,000         740
  Mitsubishi Heavy Industries             200,000       1,590
  Mitsui Fudosan                           71,000         711
  Nippon Express                          124,000         851
  Nitto Denko                              32,000         470
  Nomura Securities                        65,000         977
  Omron                                     4,000          75
  Riso Kagaku Corporation                   5,100         328
  Rohm Company                             23,000       1,510
  Secom                                     7,000         424
  Sharp                                    18,000         257
  Shimachu                                 17,000         436
  Shin-Etsu Chemical                       63,000       1,148
  Sony Corporation                         22,000       1,442
  Sumitomo Electric                        78,000       1,092
  Sumitomo Forestry                        53,000         646
  Sumitomo Trust & Banking                 87,000         872
  Suzuki Motor                             24,000         220
  Taisho Pharmaceutical                    25,000         590
  Tokio Marine & Fire Insurance           102,000         960
  Toyota Motor                             55,000       1,582
                                                      -------
                                                       29,107
                                                      -------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           COREFUND EQUITY FUNDS
-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
MALAYSIA - 3.5%
  AMMB Holdings                           272,000      $2,284
  Edaran Otomobil                          80,000         800
  Resorts World Berhad                     88,000         401
  United Engineers                        150,000       1,354
                                                      -------
                                                        4,839
                                                      -------
MEXICO - 1.8%
  ALFA, Series A                           61,945         285
  Carso Global Telecom ADR*                 2,500          12
  Cemex, Series B                          68,500         266
  Cifra SA, Series B*                     180,000         220
  Empresas ICA Sociedad                    18,300         268
  Grupo Carso SA ADS*                       2,500          26
  Grupo Corvi SA UBL*                     120,000          82
  Grupo Financiero Banamex,
    Series B*                             165,000         349
  Grupo Modelo, Series C                   12,000          69
  Grupo Radio Centro ADR*                   7,200          50
  Grupo Televisa SA GDR*                    4,000         102
  Industrias CH SA, Series B*              30,000          93
  Invercorporacion ADR                         34           1
  Kimberly Clark ADR                        3,500         136
  Tubos de Acero ADR*                      34,000         536
                                                      -------
                                                        2,495
                                                      -------
NETHERLANDS - 2.6%
  Elsevier NV                              94,750       1,601
  Getronics                                 4,800         130
  ING Groep                                48,805       1,757
  Wolters Kluwer                              800         106
                                                      -------
                                                        3,594
                                                      -------
NORWAY - 0.3%
  Nera AS                                   8,400         364
                                                      -------
PERU - 0.2%
  Credicorp                                 3,525          64
  Telefonica de Peru ADR                   11,200         213
                                                      -------
                                                          277
                                                      -------
PHILIPPINES - 1.3%
  Ayala Land, Series B                    500,000         571
  Philippine Long Distance
     Telephone ADR                         24,000       1,221
                                                      -------
                                                        1,792
                                                      -------
SINGAPORE - 1.4%
  Development Bank of
  Singapore                               141,000       1,905
  Jardine Matheson &
  Company (U.S.)                              166           1
                                                      -------
                                                        1,906
                                                      -------
SOUTH AFRICA - 0.2%
  Safmarime & Rennies Holdings             93,000         209
                                                      -------
SOUTH KOREA - 0.9%
  CITIC Seoul Excel Trust IDR*                 18         192
  Korea Electric Power ADR                 35,000         718
  Korea Preferred Share Fund*              41,000         229
-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
  Samsung Electronics*                      2,463     $    45
  Samsung Electronics new 1/2*
     Non-voting GDS                           115           5
                                                      -------
                                                        1,189
                                                      -------
SPAIN - 1.8%
  Banco de Santander                       23,800       1,524
  Corp Financiera Reunida                  75,000         246
  Continente                               37,872         776
                                                      -------
                                                        2,546
                                                      -------
SWEDEN - 2.3%
  Ericsson, Series B                       48,008       1,486
  Ericsson Telephone ADR                   17,000         512
  SSAB A                                   20,000         333
  Stora Kopparbergs,
     Series A Free                         61,000         841
                                                      -------
                                                        3,172
                                                      -------
SWITZERLAND - 5.3%
  Forbo Holdings                             700          282
  Nestle SA Registered                     1,350        1,449
  Novartis AG*                             2,088        2,391
  Roche Holding                              246        1,913
  Zurich Insurance                         4,960        1,378
                                                      -------
                                                        7,413
                                                      -------
THAILAND - 0.7%
  Ruam Pattana Fund II                 1,250,000          512
  Siam Cement "F"                         15,000          470
                                                      -------
                                                          982
                                                      -------
UNITED KINGDOM - 16.3%
  Argyll Group                           140,144          969
  Barclays Bank                           10,200          175
  Bass                                    10,700          150
  British Aerospace                       11,750          257
  British Petroleum                       17,300          207
  British Sky Broadcasting                 7,000           63
  British Sky Broadcasting ADR             4,200          221
  British Steel                           35,000           96
  British Telecommunications             126,000          851
  Cable & Wireless                        93,000          773
  GKN                                     52,500          900
  Glaxo Wellcome                          67,000        1,087
  Granada Group                           60,750          896
  Imperial Chemical                        9,100          120
  Ladbroke                               272,000        1,076
  Lasmo                                  240,318          979
  Logica                                  13,000          204
  Marks & Spencer                        127,000        1,067
  McKenchie                               76,500          726
  Next                                    20,500          199
  NFC                                    263,000          840
  Perpetual                                4,500          176
  Prudential                              19,100          161
  Reckitt & Coleman                       85,500        1,058
  Rentokil Group                          20,700          156
  Reuters Holdings                        16,000          206
  Royal Bank of Scotland                 110,000        1,061

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 1996
(UNAUDITED)

INTERNATIONAL GROWTH FUND (CONCLUDED)
-------------------------------------------------------------------
DESCRIPTION                               SHARES        VALUE (000)
-------------------------------------------------------------------
  RTZ                                       9,850     $   158
  Scottish Power                          120,000         723
  Shell Transportation & Trading           55,500         961
  SmithKline Beecham Units                 20,500         284
  Smiths Industries                        50,782         696
  Standard Chartered Bank                  16,600         204
  Tesco                                    36,300         220
  TSB Lloyds Group                        170,500       1,256
  Unilever                                 47,500       1,152
  Wassall                                 152,250         826
  Wolseley                                136,000       1,076
  Zeneca Group                             12,250         345
                                                      -------
                                                       22,575
                                                      -------
UNITED STATES - 0.4%
  Near East Opportunities Fund*            59,000         622
                                                      -------
VENEZUELA - 0.7%
  Cia Anonima Telecom ADR*                 33,000         928
                                                      -------
TOTAL FOREIGN STOCKS
(COST $118,025)                                       133,429
                                                      -------
FOREIGN PREFERRED STOCK - 0.7%
AUSTRALIA - 0.7%
  Newscorp                                220,000         979
                                                      -------
TOTAL FOREIGN PREFERRED STOCK
(COST $1,029)                                             979
                                                      -------
FOREIGN CONVERTIBLE BONDS - 0.9%
JAPAN - 0.5%
Mitsubishi Bank
  3.000%,  11/30/02                          $630         662
                                                      -------
THAILAND - 0.4%
Siam Commerical Bank
  3.250%,  01/24/04                          $600         532
                                                      -------
TOTAL FOREIGN CONVERTIBLE BONDS
(COST $1,288)                                           1,194
                                                      -------
DEMAND DEPOSIT - 3.5%
Morgan Stanley
  4.15%,  01/02/97                         $4,856       4,856
                                                      -------
TOTAL DEMAND DEPOSIT
(COST $4,856)                                           4,856
                                                      -------
TOTAL INVESTMENTS - 101.3%
(Cost $125,198)                                       140,458
                                                      -------
OTHER ASSETS AND LIABILITIES, NET - (1.3%)
Income Distibution Payable                             (3,855)
Other Assets and Liabilities                            2,068
                                                      -------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (1,787)
                                                      -------
NET ASSETS:
Portfolio Shares - Class Y
  ($0.001 par value - 25
  million authorized) based
  on 10,375,133 outstanding shares                   $121,566
Portfolio Shares - Class A
  ($0.001 par value - 25
  million authorized) based
  on 162,792 outstanding shares                         2,096
Distribution in excess of net
  investment income                                    (1,123)
Accumulated net realized gain
  on investments                                          545
Net unrealized appreciation on forward
  foreign currency contracts, foreign
  currency and translation of
  other assets and liabilities in
  foreign currency                                        327
Net unrealized appreciation
  on investments                                       15,260
                                                      -------
TOTAL NET ASSETS - 100.0%                            $138,671
                                                      =======

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
    CLASS Y                                            $13.16
                                                      =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE - CLASS A                            $13.16
                                                      =======
*NON-INCOME PRODUCING SECURITY
"F" - FOREIGN SHARES
ADR - AMERICAN DEPOSITORY RECEIPTS
ADS - AMERICAN DEPOSITORY SHARES
GDR - GLOBAL DEPOSITORY RECEIPTS
GDS - GLOBAL DEPOSITORY SHARES
IDR - INTERNATIONAL DEPOSITORY RECEIPTS
UBL - UNITS OF "B" AND "L" SHARES

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                       * COREFUND EQUITY FUNDS

      BALANCED FUND

[Graphic]
Pie Chart
Data for pie chart as follows:

Cash Equivalents             6%
U.S. Government Bonds       26%
Common Stock                60%
Corporate Bonds              8%

% OF TOTAL PORTFOLIO INVESTMENTS

-------------------------------------------------------------------
DESCRIPTION                               SHARES     VALUE (000)
-------------------------------------------------------------------
COMMON STOCKS - 59.5%
AEROSPACE & DEFENSE - 0.9%
  General Motors, Class H                  18,900        $1,063
                                                          -----
AIR TRANSPORTATION - 0.7%
  Southwest Airlines                       36,500           808
                                                          -----
AIRCRAFT - 1.4%
  Boeing                                   14,600         1,553
                                                          -----
BANKS - 0.9%
  Citicorp                                 10,000         1,030
                                                          -----
BEAUTY PRODUCTS - 2.0%
  Colgate Palmolive                        15,500         1,430
  Procter & Gamble                          7,775           836
                                                          -----
                                                          2,266
                                                          -----
BROADCASTING, NEWSPAPERS & ADVERTISING - 0.5%
  Tele-Communications,
  Class A*                                 43,000           562
                                                          -----
CHEMICALS - 0.7%
  Monsanto                                 21,750           846
                                                          -----
COMMUNICATIONS EQUIPMENT - 1.6%
  Cascade Communications*                  13,900           766
  Cisco Systems*                           16,600         1,056
                                                          -----
                                                          1,822
                                                          -----
COMPUTERS & SERVICES - 2.1%
  Compaq Computer*                          7,400           549
  Microsoft*                               14,000         1,157
  Oracle Systems*                          16,700           697
                                                          -----
                                                          2,403
                                                          -----
DRUGS - 8.6%
  American Home Products                   20,000         1,172
  Amgen*                                   13,600           739
  Bristol-Myers Squibb                      6,000           652
  Chiron*                                  15,068           281
-------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
-------------------------------------------------------------------
  Genzyme*                                 30,000        $  652
  Glaxo (ADR)                              47,400         1,505
  Merck                                    19,000         1,506
  Schering Plough                          10,000           647
  SmithKline Beecham (ADR)                 16,000         1,088
  Warner Lambert                           20,000         1,500
                                                          -----
                                                          9,742
                                                          -----
ELECTRICAL EQUIPMENT - 2.8%
  Emerson Electric                         11,450         1,108
  General Electric                         14,100         1,394
  Westinghouse Electric                    33,300           662
                                                          -----
                                                          3,164
                                                          -----
ENTERTAINMENT - 1.0%
  International Game Technology            60,000         1,095
                                                          -----
FINANCIAL SERVICES - 1.1%
  FNMA                                     32,600         1,214
                                                          -----
FOOD, BEVERAGE & TOBACCO - 3.0%
  Coca Cola                                29,750         1,566
  Philip Morris                             9,000         1,014
  Sara Lee                                 21,400           797
                                                          -----
                                                          3,377
                                                          -----
HEALTHCARE SERVICES - 2.1%
  HBO                                      19,500         1,158
  Health Management Associates*            52,299         1,177
                                                          -----
                                                          2,335
                                                          -----
HOTELS & LODGING - 0.9%
  Hilton Hotels                            37,000           967
                                                          -----
HOUSEHOLD PRODUCTS - 2.3%
  Gillette                                 20,100         1,563
  Sunbeam Oster                            40,500         1,043
                                                          -----
                                                          2,606
                                                          -----
INSURANCE - 1.3%
  American International Group             6,000            649
  General Re                               5,000            789
                                                          -----
                                                          1,438
                                                          -----
MACHINERY - 2.2%
  Caterpillar                             17,900          1,347
  Deere                                   28,600          1,162
                                                          -----
                                                          2,509
                                                          -----
MEASURING DEVICES - 1.0%
  Honeywell                               17,000          1,118
                                                          -----
MEDICAL PRODUCTS & SERVICES - 2.6%
  Cardinal Health                         25,050          1,459
  Guidant                                 15,100            861
  Johnson & Johnson                       13,200            657
                                                          -----
                                                          2,977
                                                          -----
METALS & MINING - 1.3%
  Aluminum Company of America             23,000          1,466
                                                          -----
SEE ACCOMPANYING NOTES TO FINANICAL STATEMENTS.

STATEMENT
OF
NET ASSETS

AS OF DECEMBER 31, 1996
(UNAUDITIED)

BALANCED FUND (CONCLUDED)
-------------------------------------------------------------------
DESCRIPTION                        SHARES/PAR (000)     VALUE (000)
-------------------------------------------------------------------
PAPER & PAPER PRODUCTS - 1.6%
  Kimberly Clark                            7,304         $ 696
  Willamette Industries                    16,000         1,114
                                                          -----
                                                          1,810
                                                          -----
PETROLEUM & FUEL PRODUCTS - 0.9%
  Anadarko Petroleum                       16,500         1,068
                                                          -----
PETROLEUM REFINING - 6.4%
  Amoco                                    12,400           998
  Atlantic Richfield                        9,900         1,312
  Chevron                                  17,100         1,111
  Exxon                                    13,500         1,323
  Mobil                                    10,200         1,247
  Texaco                                   12,500         1,227
                                                          -----
                                                          7,218
                                                          -----
PETROLEUM SERVICES - 1.1%
  Schlumberger                             13,000         1,298
                                                          -----
PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 0.8%
  Eastman Kodak                            10,600           851
                                                          -----
RETAIL - 1.7%
  Gap                                      30,000           904
  May Department Stores                    22,500         1,052
                                                          -----
                                                          1,956
                                                          -----
SEMI-CONDUCTORS/INSTRUMENTS - 1.2%
  Intel                                    10,000         1,309
                                                          -----
TECHNOLOGY, SERVICES - 1.2%
  First Data                               14,000           511
  Paychex                                  17,100           880
                                                          -----
                                                          1,391
                                                          -----
TELEPHONES & TELECOMMUNICATION - 3.6%
  Alltel                                   30,000           941
  Brooks Fiber Properties*                 23,467           598
  LCI International*                       31,700           682
  McLeod, Class A*                         23,300           594
  MFS Communications*                      19,000         1,035
  Qualcomm*                                 4,500           179
  TCI Satellite Entertainment*              4,300            42
                                                          -----
                                                          4,071
                                                          -----
TOTAL COMMON STOCKS
(Cost $53,083)                                           67,333
                                                          -----
U.S. TREASURY OBLIGATIONS - 14.6%
U.S. Treasury Notes
  8.500%,  07/15/97                        $1,215         1,235
  8.125%,  02/15/98                         1,670         1,713
  6.125%,  05/15/98                         1,000         1,005
  9.250%,  08/15/98                         1,620         1,704
  8.875%,  11/15/98                         1,105         1,163
  8.875%,  02/15/99                           110           116
  6.000%,  10/15/99                           500           500
  7.750%,  11/30/99                           700           731
  6.375%,  01/15/00                           500           505
  7.500%,  11/15/01                         3,235         3,406
  7.500%,  02/15/05                           600           641
  6.500%,  08/15/05                           500           503
  6.875%,  05/15/06                           500           515
-------------------------------------------------------------------
DESCRIPTION                              PAR (000)     VALUE (000)
-------------------------------------------------------------------
U.S. Treasury Bonds
  6.000%,  08/15/99                         $1,500       $1,499
  7.250%,  05/15/16                            500          528
  8.750%,  05/15/17                            665          811
                                                          -----
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $16,677)                                           16,575
                                                          -----
U.S.GOVERNMENT AGENCY OBLIGATIONS - 5.8%
FHLB
  8.120%,  09/26/06                         1,800         1,813
  8.000%,  10/17/11                         1,250         1,234
FHLMC
  6.440%,  01/28/00                           500           503
  8.150%,  09/12/06                           500           504
  8.025%,  09/15/06                         1,000         1,025
  8.055%,  09/30/11                         1,000         1,025
FNMA
  5.940%,  12/12/05                           500           477
                                                          -----
TOTAL U.S.GOVERNMENT AGENCY OBLIGATIONS
(Cost $6,548)                                             6,581
                                                          -----
U.S. GOVERNMENT MORTGAGE-BACKED
BONDS - 5.8%
FHLMC
  6.000%,  05/01/08                           697           672
  5.500%,  11/01/08                           725           683
FNMA
  6.500%,  07/01/10                           249           245
  6.500%,  09/01/10                           324           319
  6.500%,  11/01/24                           484           462
GNMA
  7.500%,  10/15/11                         2,408         2,454
  9.000%,  10/15/19                           171           180
  7.500%,  03/15/26                         1,510         1,511
                                                          -----
TOTAL U.S. GOVERNMENT
MORTGAGE-BACKED BONDS
(Cost $6,568)                                             6,526
                                                          -----
CORPORATE OBLIGATIONS - 7.7%
Arco Chemical
  10.250%,  11/01/10                         210            270
Bellsouth
  7.000%,  02/01/05                          500            507
Coastal
  10.250%,  10/15/04                         195            230
Coca Cola
  6.000%,  07/15/03                        1,000            961
CSR Finance
  7.700%,  07/21/25                          200            201
Dayton Hudson
  8.500%,  12/01/22                          500            509
Donaldson Lufkin & Jenrette
  6.875%,  11/01/05                          185            180
First Bank System
  6.875%,  09/15/07                          500            491
Ford Motor Credit
  6.375%,  04/15/00                          500            497
  6.250%,  11/08/00                          500            494
  7.500%,  01/15/03                        1,000          1,043

SEE ACCOMPANYING NOTES TO FINANICAL STATEMENTS.

                                                        *  COREFUND EQUITY FUNDS
-------------------------------------------------------------------
DESCRIPTION                               PAR (000)     VALUE (000)
-------------------------------------------------------------------
ITT
  7.375%,  11/15/15                        $ 360          $ 344
Laidlaw
  8.750%,  04/15/25                           75             82
MacMillan Bloedel
  7.700%,  02/15/26                          215            201
MBNA
  7.250%,  09/15/02                          185            189
Merck
  6.300%,  01/01/26                        1,000            899
Merrill Lynch
  7.000%,  04/27/08                          250            248
Midland Bank
  6.950%,  03/15/11                          200            196
Nationsbank
  6.500%,  03/15/06                          200            192
Noranda
  8.125%,  06/15/04                          195            206
Provident Bank
  6.125%,  12/15/00                           25             25
Royal Bank of Scotland
  6.375%,  02/01/11                          205            189
Santander
  7.250%,  11/01/15                          100             97
U.S. Bancorp
  6.750%,  10/15/05                          500            490
                                                       --------
TOTAL CORPORATE OBLIGATIONS
(Cost $8,899)                                             8,741
                                                       --------
REPURCHASE AGREEMENTS - 5.7%
Aubrey Lanston
  6.600%, dated 12/31/96,
  matures 01/02/97, repurchase
  price $1,622,595 (collateralized
  by U.S. Treasury Note, par value
  $1,540,000, 8.250%, 07/15/98;
  market value $1,658,644)                 1,622          1,622
Hong Kong Shanghai Bank
  6.625%, dated 12/31/96,
  matures 01/02/97, repurchase
  price $1,621,597 (collateralized
  by U.S. Treasury Note, par value
  $1,670,000, 5.125%, 11/30/98;
  market value $1,660,088)                 1,621          1,621
-------------------------------------------------------------------
DESCRIPTION                               PAR (000)     VALUE (000)
-------------------------------------------------------------------
Merrill Lynch
  6.000%, dated 12/31/96,
  matures 01/02/97, repurchase
  price $1,622,541 (collateralized
  by U.S. Treasury Note, par value
  $1,640,000, 6.000%, 05/31/98;
  market value $1,659,860)                 $1,622        $1,622
Swiss Bank
  6.750%, dated 12/31/96,
  matures 01/02/97, repurchase
  price $1,621,608 (collateralized
  by U.S. Treasury Note, par value
  $1,630,000, 5.750%, 09/30/97;
  market value $1,655,754)                  1,621         1,621
                                                       --------
TOTAL REPURCHASE AGREEMENTS
(Cost $6,486)                                             6,486
                                                       --------
TOTAL INVESTMENTS - 99.1%
(Cost $98,261)                                          112,242
                                                       --------
OTHER ASSETS AND LIABILITIES,
  NET - 0.9%                                              1,029
                                                       --------
NET ASSETS:
  Portfolio Shares - Class Y
  ($0.001 par value - 100 million
  authorized) based on 8,877,302
  outstanding shares                                     95,979
  Portfolio Shares - Class A
  ($0.001 par value - 100 million
  authorized) based on 285,134
  outstanding shares                                      3,083
  Accumulated Net Realized
  Gain on Investments                                       228
  Net Unrealized Appreciation
  on Investments                                         13,981
                                                       --------
TOTAL NET ASSETS - 100.0%                              $113,271
                                                       ========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE -
  CLASS Y                                                $12.36
                                                       ========
NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE - CLASS A                              $12.37
                                                       ========


*NON-INCOME PRODUCING SECURITY
(ADR) - AMERICAN DEPOSITORY RECEIPT
FHLB - FEDERAL HOME LOAN BANK
FHLMC - FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA - FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA - GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                      -53-

STATEMENT
OF
NET ASSETS

AS OF
DECEMBER 31, 1996
(UNAUDITED)

SHORT TERM INCOME FUND

[Graphic]
Pie Chart
Data for pie chart as follows:

Cash Equivalent              19%
Corporate Bonds              27%
U.S. Treasury Obligations    54%

% OF TOTAL PORTFOLIO INVESTMENTS

-------------------------------------------------------------------
DESCRIPTION                           PAR (000)    VALUE (000)
-------------------------------------------------------------------
CORPORATE BONDS - 18.2%
American General Finance
  7.000%,  10/01/97                       $ 985          $ 993
AT&T Capital
  5.970%,  02/27/98                       1,000            997
Lehman Brothers Holdings
  6.375%,  06/01/98                         500            501
Smith Barney
  6.000%,  03/15/97                         600            601
Time Warner
  7.450%,  02/01/98                         735            744
Transcont Gas
  8.125%,  01/15/97                         525            525
USX
  6.650%,  10/09/97                       1,200          1,205
                                                      --------
TOTAL CORPORATE BONDS
(Cost $5,557)                                            5,566
                                                      --------
U.S. TREASURY OBLIGATIONS - 53.9%
U.S. Treasury Notes
  6.500%,  05/15/97                         500            502
  5.875%,  07/31/97                       1,000          1,002
  5.625%,  08/31/97                       1,500          1,501
  5.750%,  10/31/97                         500            501
  7.375%,  11/15/97                       4,000          4,058
  6.000%,  12/31/97                       2,575          2,585
  5.625%,  01/31/98                         750            750
  7.250%,  02/15/98                       1,000          1,016
  6.125%,  03/31/98                       2,500          2,512
  8.250%,  07/15/98                       2,000          2,071
                                                      --------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $16,474)                                          16,498
                                                      --------
-------------------------------------------------------------------
DESCRIPTION                            PAR (000)      VALUE (000)
-------------------------------------------------------------------
ASSET-BACKED SECURITIES - 8.3%
Independent National Mortgage,
  Series 96-A, Class A1
  6.710%,  09/25/26                        $900         $  907
Money Store Home Equity Loan
  Trust, Series 93-B
  5.400%,  08/15/05                         421            417
Union Acceptance,
  Series 96-A
  5.400%,  04/07/03                         737            731
WFS Financial Owner Trust
  (CMO) Series 1996-B, Class A2
  6.200%,  05/20/99                         488            490
                                                      --------
TOTAL ASSET-BACKED SECURITIES
(Cost $2,546)                                            2,545
                                                      --------
REPURCHASE AGREEMENT - 18.6%
Hong Kong Shanghai Bank
  6.625%, dated 12/31/96, matures
  01/02/97, repurchase price
  $5,673,087 (collateralized by
  U.S. Treasury Note, par value
  $5,850,000, 5.125%, 11/30/98;
  market value $5,815,278)                 5,671         5,671
                                                      --------
TOTAL REPURCHASE AGREEMENT
(Cost $5,671)                                            5,671
                                                      --------
TOTAL INVESTMENTS - 99.0%
(Cost $30,248)                                          30,280
                                                      --------
OTHER ASSETS AND LIABILITIES,
  NET - 1.0%                                               314
                                                      --------
NET ASSETS:
Portfolio Shares - Class Y
  ($0.001 par value - 1 billion
  authorized) based on 3,053,332
  outstanding shares                                    30,505
Portfolio Shares - Class A
  ($0.001 par value - 1 billion
  authorized) based on 14,570
  outstanding shares                                       145
Accumulated Net Realized Loss
  on Investments                                           (88)
Net Unrealized Appreciation
  on Investments                                            32
                                                      --------
TOTAL NET ASSETS - 100.0%                              $30,594
                                                      ========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE -
  CLASS Y                                                $9.97
                                                      ========
NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE - CLASS A                              $9.97
                                                      ========

(CMO) - COLLATERALIZED MORTGAGE OBLIGATION

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  * COREFUND FIXED INCOME FUNDS

      SHORT-INTERMEDIATE BOND FUND

[Graphic]
Pie Chart
Data for pie chart as follows:

Cash Equivalent          3%
Corporate Bonds         35%
U.S. Agency
Backed Bonds             3%
U.S. Treasury
 Obligations            59%

% OF TOTAL PORTFOLIO INVESTMENTS

---------------------------------------------------------------------------
DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 59.4%
U.S. Treasury Notes
  6.000%,  08/31/97                                    $1,500      $ 1,504
  7.375%,  11/15/97                                     4,000        4,058
  5.125%,  02/28/98                                     1,500        1,490
  6.000%,  05/31/98                                    12,145       12,183
  6.125%,  08/31/98                                     9,035        9,076
  8.875%,  02/15/99                                     6,270        6,633
  6.000%,  10/15/99                                     2,200        2,201
  7.750%,  12/31/99                                     2,500        2,615
  7.750%,  01/31/00                                         8            8
  7.125%,  02/29/00                                    14,335       14,754
  6.750%,  04/30/00                                       300          306
  6.375%,  03/31/01                                     9,645        9,711
  6.625%,  07/31/01                                     9,680        9,831
  6.500%,  08/31/01                                     3,850        3,892
  7.500%,  05/15/02                                     8,850        9,358
  7.000%,  07/15/06                                    10,465       10,871
                                                                   -------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $98,026)                                                      98,491
                                                                   -------
U.S. AGENCY MORTGAGE-BACKED BONDS - 2.7%
FHLMC
  6.750%,  03/15/07                                     1,755        1,776
FNMA
  6.500%,  07/01/10                                     1,568        1,540
  6.500%,  10/01/10                                     1,201        1,179
                                                                   -------
TOTAL U.S. AGENCY MORTGAGE-BACKED BONDS
(Cost $4,481)                                                        4,495
                                                                   -------
CORPORATE OBLIGATIONS - 20.6%
Associates Corporation of
  North America
  6.375%,  08/15/98                                     1,500        1,508
AT&T Capital
  5.970%,  02/27/98                                     2,255        2,249
---------------------------------------------------------------------------
DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
Boise Cascade
  9.850%,  06/15/02                                    $1,705       $1,920
Coastal
  8.125%,  09/15/02                                     1,370        1,454
Comdisco
  6.375%,  11/30/01                                     2,285        2,245
CSR America
  6.875%,  07/21/05                                     1,670        1,655
Ford Motor Credit
  6.800%,  08/15/97                                     1,000        1,008
H.F. Ahmanson
  6.000%,  03/27/97                                     1,500        1,501
Hanson Overseas
  6.750%,  09/15/05                                     1,770        1,732
Lehman Brothers Holding
  8.750%,  05/15/02                                     2,000        2,155
Nabisco
  6.850%,  06/15/05                                     1,425        1,386
Noranda
  8.125%,  06/15/04                                     1,350        1,424
Paine Webber Group
  6.500%,  11/01/05                                     1,745        1,647
Penn Power and Light
  7.750%,  05/01/02                                     1,280        1,347
Santander Financial Issuances
  7.875%,  04/15/05                                     1,625        1,700
Security Pacific
  11.500%,  11/15/00                                    1,955        2,275
Societe Generale
  7.400%,  06/01/06                                     1,755        1,786
Transcont Gas
  8.125%,  01/15/97                                     1,055        1,055
United Air Lines
  6.750%,  12/01/97                                     2,435        2,445
USX
  9.625%,  08/15/03                                     1,490        1,686
                                                                   -------
TOTAL CORPORATE OBLIGATIONS
(Cost $34,130)                                                      34,178
                                                                   -------
ASSET-BACKED SECURITIES - 13.7%
Aames Mortgage Trust,
  Ser 96-B A1B
  7.275%,  05/15/20                                     2,100        2,133
Delta Funding Home Equity Loan
  Trust, Ser 96-1 A4
  7.230%,  06/25/11                                     1,520        1,536
Eqcc Series 1996-4, Class A5
  6.710%,  07/15/11                                     1,875        1,875
Equivantage Home Loan Trust,
  Ser 96-1 A1
  6.550%,  10/25/25                                     1,101        1,087
Independent National Mortgage,
  Ser 96-A  A1
  6.710%,  09/25/26                                     3,812        3,839
Money Store Home Equity Trust,
  Ser 93-B
  5.400%,  08/15/05                                     2,223        2,199
Money Store Home Equity Trust,
  Ser 96-B A7
  7.550%,  06/15/20                                     3,000        3,077

SEE ACCOMPANYING NOTES TO FINANICAL STATEMENTS.

STATEMENT
OF
NET ASSETS

AS OF DECEMBER 31, 1996
(UNAUDITIED)

SHORT-TERM ITERMEDIATE BOND FUND (CONCLUDED)
----------------------------------------------------------------------------
DESCRIPTION                                        PAR (000)     VALUE (000)
----------------------------------------------------------------------------
Sears Credit Account Master
  Trust, Ser 95-3 A
  7.000%,  10/15/04                                    $3,000      $ 3,063
Standard Credit Card Master
  Trust, Ser 95-6 A
  6.750%,  06/07/00                                     2,000        2,021
Union Acceptance, Ser 96-A
  5.400%,  04/07/03                                     1,931        1,915
                                                                   -------
TOTAL ASSET-BACKED SECURITIES
(Cost $22,536)                                                      22,745
                                                                   -------
REPURCHASE AGREEMENT - 3.2%
Hong Kong Shanghai Bank
  6.625%, dated 12/31/96,
  matures 01/02/97, repurchase
  price $5,248,931 (collateralized
  by U.S. Treasury Note, par value
  $5,415,000, 5.125%, 11/30/98;
  market value $5,382,860)                             5,247         5,247
                                                                   -------
TOTAL REPURCHASE AGREEMENT
(Cost $5,247)                                                        5,247
                                                                   -------
TOTAL INVESTMENTS - 99.6%
(Cost $164,420)                                                    165,156
                                                                   -------
OTHER ASSETS AND LIABILITIES,
  NET - 0.4%                                                           664
                                                                   -------
----------------------------------------------------------------------------
DESCRIPTION                                                      VALUE (000)
----------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares - Class Y
  ($0.001 par value - 100 million
  authorized) based on 16,500,050
  outstanding shares                                              $164,081
Portfolio Shares - Class A
  ($0.001 par value - 100 million
  authorized) based on 309,984
  outstanding shares                                                 3,675
Accumulated Net Realized Loss
  on Investments                                                    (2,672)
Net Unrealized Appreciation
  on Investments                                                       736
                                                                   -------
TOTAL NET ASSETS - 100.0%                                         $165,820
                                                                   =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE -
  CLASS Y                                                            $9.86
                                                                   =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE - CLASS A                                          $9.86
                                                                   =======

FHLMC - FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA - FEDERAL NATIONAL MORTGAGE ASSOCIATION

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                   * COREFUND FIXED INCOME FUNDS

      GOVERNMENT INCOME FUND

[Graphic]
Pie Chart
Data for pie chart as follows:

U.S. Agency Backed Bonds              5%
U.S. Treasury
 Obligations                         27%
U.S. Government Backed Bonds         68%

% OF TOTAL PORTFOLIO INVESTMENTS
-------------------------------------------------------------------
DESCRIPTION                                PAR (000)    VALUE (000)
-------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
BONDS - 67.8%
FHLMC
  7.000%,  06/01/26
FNMA
  7.000%,  11/01/26                        $ 420            $ 411
GNMA
  8.000%,  09/15/09                          685              708
  8.000%,  02/15/22                          357              365
  8.000%,  09/15/22                           59               61
  8.000%,  10/15/22                          270              276
  8.000%,  11/15/22                          471              481
  7.000%,  04/15/23                          350              343
  7.500%,  08/15/23                        1,216            1,217
  6.500%,  11/15/23                          459              438
  7.000%,  01/15/24                          888              868
  8.000%,  05/15/25                          843              860
  6.500%,  12/15/25                          998              952
  7.500%,  02/15/26                          489              490
  8.000%,  05/15/26                          985            1,005
  8.000%,  06/15/26                          696              711
  8.000%,  08/15/26                        2,980            3,042
  8.000%,  09/15/26                        2,000            2,041
                                                          -------
TOTAL U.S. GOVERNMENT
MORTGAGE-BACKED BONDS
(Cost $14,235)                                             14,269
                                                          -------
U.S. AGENCY MORTGAGE-BACKED BONDS - 5.1%
FHLMC
  6.000%,  05/01/08                         350               337
FNMA
  7.000%,  10/01/22                         742               726
                                                          -------
TOTAL U.S. AGENCY MORTGAGE-BACKED BONDS
(Cost $1,099)                                               1,063
                                                          -------
-------------------------------------------------------------------
DESCRIPTION                                PAR (000)    VALUE (000)
-------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 27.3%
U.S. Treasury Notes
  6.375%,  05/15/99                       $1,000           $1,009
  6.500%,  05/31/01                          320              324
  6.500%,  08/31/01                        1,500            1,516
  7.000%,  07/15/06                        1,800            1,870
U.S. Treasury Bond
  6.875%,  08/15/25                        1,000            1,019
                                                          -------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,753)                                               5,738
                                                          -------
REPURCHASE AGREEMENT - 0.4%
Hong Kong Shanghai Bank
  6.625%, dated 12/31/96,
  matures 01/02/97, repurchase
  price $94,035 (collateralized
  by U.S. Treasury Note, par value
  $95,000, 5.125%, 11/30/98;
  market value $94,436)                      94                94
                                                          -------
TOTAL REPURCHASE AGREEMENT
(Cost $94)                                                     94
                                                          -------
TOTAL INVESTMENTS - 100.6%
(Cost $21,181)                                             21,164
                                                          -------
OTHER ASSETS AND LIABILITIES,
  NET - (0.6%)                                               (118)
                                                          -------
NET ASSETS:
Portfolio Shares - Class Y
  ($0.001 par value - 100 million
  authorized) based on 2,001,961
  outstanding shares                                       19,811
Portfolio Shares - Class A
  ($0.001 par value - 100 million
  authorized) based on 153,463
  outstanding shares                                        1,564
Accumulated Net Realized Loss
  on Investments                                             (312)
Net Unrealized Depreciation
  on Investments                                              (17)
                                                          -------
TOTAL NET ASSETS - 100.0%                                 $21,046
                                                          =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE -
  CLASS Y                                                   $9.76
                                                          =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE - CLASS A                                 $9.77
                                                          =======

FHLMC - FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA - FEDERAL NATIONAL MORTGAGE CORPORATION
GNMA - GOVERNMENT NATIONAL MORTGAGE CORPORATION

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS

AS OF
DECEMBER 31, 1996
(UNAUDITED)

BOND FUND

[Graphic]
Pie Chart
Data for pie chart as follows:

Corporate Bonds                 34%
U.S. Treasury Obligations       39%
U.S. Government Backed Bonds    27%

% OF TOTAL PORTFOLIO INVESTMENTS

---------------------------------------------------------------------------
DESCRIPTION                                          PAR (000)  VALUE (000)
---------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 38.6%
  U.S. Treasury Notes
    6.125%,  08/31/98                                 $6,610      $  6,640
    5.625%,  11/30/98                                  4,075         4,056
    8.875%,  02/15/99                                 12,755        13,494
    7.750%,  01/31/00                                    503           526
    7.125%,  02/29/00                                  8,475         8,723
    6.750%,  04/30/00                                  5,585         5,690
    6.625%,  07/31/01                                  7,705         7,825
    7.500%,  05/15/02                                  4,360         4,610
    7.000%,  07/15/06                                 15,100        15,685
  U.S. Treasury Bonds
    7.875%,  02/15/21                                  2,560         2,895
    8.000%,  11/15/21                                  2,090         2,398
    6.875%,  08/15/25                                    150           153
    6.750%,  08/15/26                                  1,190         1,200
    6.500%,  11/15/26                                  2,000         1,962
                                                                   -------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $75,502)                                                      75,857
                                                                   -------
U.S. GOVERNMENT MORTGAGE-BACKED BONDS - 27.4%
  FHLMC
    6.750%,  03/15/07                                  2,355         2,384
    7.500%,  10/01/10                                  2,806         2,847
    8.000%,  07/01/25                                  3,592         3,662
  FNMA
    6.500%,  07/01/10                                  3,276         3,216
    6.500%,  09/01/10                                  3,691         3,624
    7.500%,  06/01/11                                  2,613         2,649
    6.500%,  03/25/19                                  1,690         1,662
    8.500%,  01/25/20                                  2,111         2,175
    8.500%,  02/01/25                                  3,712         3,844
    7.500%,  08/01/25                                  3,114         3,112
    8.500%,  08/01/26                                  3,700         3,832
    7.000%,  11/01/26                                  4,200         4,108
  GNMA
    7.750%,  06/16/20                                  1,780         1,834
    7.500%,  12/15/25                                  7,850         7,853
---------------------------------------------------------------------------
DESCRIPTION                                          PAR (000)  VALUE (000)
---------------------------------------------------------------------------
    7.500%,  06/15/26                                 $4,150       $ 4,152
    8.000%,  08/15/26                                  2,877         2,936
                                                                   -------
TOTAL U.S. GOVERNMENT
MORTGAGE-BACKED BONDS
(Cost $53,687)                                                      53,890
                                                                   -------
ASSET-BACKED SECURITIES - 9.5%
AAMES Mortgage Trust,
  Ser 96-B A1B
  7.275%,  05/15/20                                    2,489         2,528
Contimortgage Home Equity
  Loan Trust, Ser 96-4 A7
  6.990%,  03/15/21                                    2,200         2,173
Delta Funding Home Equity
  Loan Trust, Ser 96-1 A4
  7.230%,  06/25/11                                    3,200         3,234
EQCC Ser 96-4 A5
  6.710%,  07/15/11                                    2,000         1,999
Equivantage Home Equity Loan
  Trust, Ser 96-1 A1
  6.550%,  10/25/25                                    1,954         1,929
Independent National Mortgage,
  Ser 96-A  A1
  6.710%,  09/25/26                                      135           136
Money Store Home Equity Trust,
  Ser 93-B A1
  5.400%,  08/15/05                                      125           124
Money Store Home Equity Trust,
  Ser 96-B A7
  7.550%,  06/15/20                                    3,145         3,226
Money Store Home Equity Trust,
  Ser 96-C A6
  7.690%,  05/15/24                                    1,765         1,805
UCFC, Ser 96-D A2
  6.381%,  07/15/10                                    1,480         1,481
                                                                   -------
TOTAL ASSET-BACKED SECURITIES
(Cost $18,508)                                                      18,635
                                                                   -------
NON-AGENCY MORTGAGE-BACKED BONDS - 1.4%
  GE Capital Mortgage Services,
  Ser 94-2 A4 (CMO)
  6.000%,  01/25/09                                    2,705         2,665
                                                                   -------
TOTAL NON-AGENCY MORTGAGE-BACKED BONDS
(Cost $2,622)                                                        2,665
                                                                   -------
CORPORATE BONDS - 22.4%
American Stores
  8.000%,  06/01/26                                    2,110         2,168
AT&T Capital
  5.970%,  02/27/98                                    2,210         2,205
Banc One
  7.750%,  07/15/25                                    2,235         2,291
Boise Cascade
  7.350%,  02/01/16                                    2,450         2,315
Chase Manhattan
  9.750%,  11/01/01                                    2,665         2,988

SEE ACCOMPANYING NOTES TO FINANICAL STATEMENTS.

                                                   * COREFUND FIXED INCOME FUNDS
---------------------------------------------------------------------------
DESCRIPTION                                          PAR (000)  VALUE (000)
---------------------------------------------------------------------------
Coastal
  10.250%,  10/15/04                                $   1,940     $  2,292
CSR Finance
  7.700%,  07/21/25                                     1,835        1,849
H.F. Ahmanson
  6.000%,  03/27/97                                     1,900        1,901
Hanson Overseas
  6.750%,  09/15/05                                     2,000        1,958
ITT
  7.375%,  11/15/15                                     2,140        2,046
Lehman Brothers Holding
   7.625%,  07/15/99                                    2,105        2,158
   8.750%,  05/15/02                                    1,650        1,778
Nabisco
  7.550%,  06/15/15                                     1,845        1,815
Nationsbank
  7.800%,  09/15/16                                     2,000        2,068
Noranda
  8.125%,  06/15/04                                     1,940        2,047
Paine Webber
  7.625%,  10/15/09                                     2,775        2,796
Quebec Province
  7.500%,  07/15/23                                     2,105        2,092
Santander Fin Issuances
  6.375%,  02/15/11                                     1,955        1,806
Smurfit Capital Funding
  7.500%,  11/20/25                                     1,975        1,889
Societe Generale
  7.400%,  06/01/06                                     2,115        2,152
Tosco
  7.625%,  05/15/06                                     1,410        1,442
                                                                   -------
Total Corporate Bonds
(Cost $43,990)                                                      44,056
                                                                   -------
TOTAL INVESTMENTS - 99.3%
(Cost $194,309)                                                    195,103
                                                                   -------
OTHER ASSETS AND LIABILITIES,
  NET - 0.7%                                                         1,319
                                                                   -------
---------------------------------------------------------------------------
DESCRIPTION                                                    VALUE (000)
---------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares - Class Y
  ($.001 par value - 1 billion
  authorized) based on 18,954,780
  outstanding shares                                              $195,219
Portfolio Shares - Class A
  ($.001 par value - 1 billion
  authorized) based on 133,755
  outstanding shares                                                 1,415
Accumulated Net Realized Loss
  on Investments                                                    (1,004)
Net Unrealized Appreciation
  on Investments                                                       794
Distributions in Excess of Net
  Investment Income                                                     (2)
                                                                   -------
TOTAL NET ASSETS - 100.0%                                         $196,422
                                                                   =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE -
  CLASS Y                                                           $10.29
                                                                   =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE - CLASS A                                         $10.29
                                                                   =======

(CMO) - COLLATERALIZED MORTGAGE OBLIGATION
FHLMC - FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA - FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA - GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS

AS OF
DECEMBER 31, 1996
(UNAUDITED)

GLOBAL BOND FUND

[Graphic]
Pie Chart
Data for pie chart as follows:

Australia               10%
Cash Equivalent          5%
Denmark                  6%
France                   8%
United States           31%
Germany                 23%
Portugal                 5%
Netherlands              4%
New Zealand              8%

% OF TOTAL PORTFOLIO INVESTMENTS

-------------------------------------------------------------------
DESCRIPTION                            PAR (000)(1)     VALUE (000)
-------------------------------------------------------------------
FOREIGN BONDS - 48.0%
AUSTRALIA - 4.4%
New South Wales Treasury
  12.000%,  12/01/01                    $1,600             $ 1,529
                                                             -----
DENMARK - 5.7%
Kingdom of Denmark
  8.000%,  05/15/03                      5,478               1,032
  8.000%,  03/15/06                      5,015                 937
                                                             -----
                                                             1,969
                                                             -----
FRANCE - 7.8%
Electric de France
  7.500%,  05/11/12                      3,950                 858
Government of France
  7.500%,  04/25/05                      6,028               1,303
Kansai Electric Power
  7.000%,  08/04/03                      2,700                 567
                                                             -----
                                                             2,728
                                                             -----
GERMANY - 16.8%
Bundesrepublic
  7.375%,  01/03/05                      5,765               4,157
  6.250%,  01/04/24                        450                 277
World Bank
  7.125%,  04/12/05                      1,980               1,396
                                                             -----
                                                             5,830
                                                             -----
NETHERLANDS - 4.1%
LKB Baden-Wuerttenburg
  5.750%,  02/10/04                      2,420               1,422
                                                             -----
NEW ZEALAND - 4.9%
Government of New Zealand
  8.000%,  02/15/01                      2,336               1,706
                                                             -----
-------------------------------------------------------------------
DESCRIPTION                            PAR (000)(1)     VALUE (000)
-------------------------------------------------------------------
PORTUGAL - 4.3%
Republic of Portugal
  7.700%,  06/07/05                 FRF    6,910           $ 1,511
                                                             -----
TOTAL FOREIGN BONDS
(Cost $16,030)                                              16,695
                                                             -----
U.S. TREASURY OBLIGATIONS - 27.2%
U.S. Treasury Notes
  4.750%,  09/30/98                        6,800             6,679
  6.875%,  07/31/99                        1,180             1,204
  7.750%,  11/30/99                        1,510             1,577
                                                             -----
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $9,461)                                                9,460
                                                             -----
EURO COMMERCIAL PAPER - 17.1%
Depfa Bank Europe
  5.470%,  03/03/97                       $1,000               989
Ford Credit Europe
  5.450%,  02/28/97                       $1,000               989
Kommunekredit
  5.520%,  01/31/97                       $1,000               989
National Bank of Australia
  5.440%,  02/21/97                       $1,000               989
Societe Generale Australia
  5.470%,  03/12/97                       $1,000               989
Transpower New Zealand
  5.470%,  03/04/97                       $1,000               989
                                                             -----
TOTAL EURO COMMERCIAL PAPER
(Cost $5,950)                                                5,934
                                                             -----
DEMAND DEPOSIT - 4.9%
Morgan Stanley
  4.15%, 01/02/97                          1,693             1,693
                                                             -----
TOTAL DEMAND DEPOSIT
(Cost $1,693)                                                1,693
                                                             -----
DEBT OPTIONS - 0.2%
FRANCE - 0.1%
Government of France OAT
  7.5% Put, strike @ 112.03*              23,000                25
GERMANY - 0.1%
Bundesrepublic 7.375% Put,
  strike @ 110.00*                         7,300                36
                                                             -----
TOTAL DEBT OPTIONS
(Cost $149)                                                     61
                                                             -----
TOTAL INVESTMENTS - 97.4%
(Cost $33,283)                                              33,843
                                                             -----
OTHER ASSETS AND LIABILITIES - 2.6%
Income Distribution Payable                                   (941)
Accrued Income                                                 890
Capital Shares Sold                                            792
Other Assets and Liabilities                                   182
                                                             -----
TOTAL OTHER ASSETS AND LIABILITIES, NET                        923
                                                             -----
SEE ACCOMPANYING NOTES TO FINANICAL STATEMENTS.

                                                    *COREFUND FIXED INCOME FUNDS
-------------------------------------------------------------------
DESCRIPTION                                             VALUE (000)
-------------------------------------------------------------------
NET ASSETS:
Portfolio Shares - Class Y
  ($0.001 par value - 25 million
  authorized) based on 3,565,455
  outstanding shares                                       $35,412
Portfolio Shares - Class A
  ($0.001 par value - 25 million
  authorized) based on 17,239
  outstanding shares                                           172
Distribution in excess of net
  investment income                                            (54)
Accumulated net realized loss
  on investments                                            (1,499)
Net unrealized appreciation on forward
  foreign currency contracts, foreign
  currency and translation
  of other assets and liabilities
  in foreign currency                                          175
Net unrealized appreciation
  on investments                                               560
                                                           -------
TOTAL NET ASSETS - 100.0%                                  $34,766
                                                           =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE -
    CLASS Y                                                  $9.70
                                                           =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE - CLASS A                                  $9.69
                                                           =======


* NON-INCOME PRODUCING SECURITY
FRF - FRENCH FRANCS
(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



      INTERMEDIATE MUNICIPAL BOND FUND

[Graphic]
Pie Chart
Data for pie chart as follows:

Cash Equivalents                  3%
General Obligations              42%
Revenue Bonds                    45%
Pre-Refunded Securities          10%

% OF TOTAL PORTFOLIO INVESTMENTS
-------------------------------------------------------------------
DESCRIPTION                            PAR (000)     VALUE (000)
-------------------------------------------------------------------
MUNICIPAL BONDS - 100.5%
COLORADO - 5.4%
El Paso County, Colorado GO
  5.200%,  12/01/02                         $ 100          $ 103
                                                            ----
FLORIDA - 2.7%
Jacksonville, Florida Electric
  Authority Revenue Bond,
  Series 3-A
  5.200%,  10/01/02                            50             51
                                                            ----
GEORGIA - 2.7%
De Kalb County, Georgia Health
  Facilities GO
  5.300%,  01/01/03                            50             52
                                                            ----
HAWAII - 2.7%
Hawaii State GO
  5.200%,  06/01/04                            50             51
                                                            ----
ILLINOIS - 4.4%
Bloomingdale, Illinois GO
  5.450%,  01/01/09                            85             85
                                                            ----
MARYLAND - 2.7%
Maryland State Health & Higher
  Education Facilities Authority
  Revenue Bond for Johns
  Hopkins Project
  5.125%,  07/01/03                            50             52
                                                            ----
MASSACHUSETTS - 2.7%
Massachusetts Bay Transportation
  Authority Revenue Bond, Series A
  5.300%,  03/01/05                            50             52
                                                            ----
MICHIGAN - 8.9%
Delta County, Michigan
  Environmental Improvement
  Revenue Bond for Mead Escambia
  Paper Project, Series C (A) (B) (C)
  5.000%,  01/02/97                            70             70
                                      -61-

STATEMENT
OF
NET ASSETS

AS OF DECEMBER 31, 1996
(UNAUDITIED)

INTERMEDIATE MUNICIPAL BOND FUND (CONCLUDED)
-------------------------------------------------------------------
DESCRIPTION                            PAR (000)     VALUE (000)
-------------------------------------------------------------------
Grand Haven, Michigan Electric
  Revenue Bond (MBIA)
  5.000%,  07/01/04                        $  100         $  101
                                                           -----
                                                             171
                                                           -----
NEW JERSEY - 6.2%
Burlington County, New Jersey
  Community Bridge Systems
  Revenue Bond, Callable
  10/01/03 at 101 (CG)
  5.050%,  10/01/04                            50             51
Medford Township, New Jersey
  Board of Education (FGIC)
  5.950%,  02/01/03                            65             69
                                                           -----
                                                             120
                                                           -----
Pennsylvania - 56.9%
Allegheny County, Pennsylvania
  Hospital Development Authority
  Revenue Bond Pittsburgh Mercy
  Hospital Project  (AMBAC)
  5.500%,  08/15/11                            90             91
Allegheny County, Pennsylvania,
  Series C-33, GO
  7.450%,  02/15/98                            50             52
Bethlehem, Pennsylvania School
  District GO (FGIC)
  4.800%,  09/01/01                            50             50
Governor Mifflin, Pennsylvania
  School District GO (AMBAC)
  4.850%,  11/15/01                            50             51
Lehigh County, Pennsylvania
  GO (FGIC)
  5.125%,  11/15/08                           110            110
Luzerne County, Pennsylvania,
  Series A, GO, Callable 09/15/00
  at 100 (FGIC)
  5.850%,  09/15/02                            50             53
Pennsylvania State Higher Education
  Facilities Authority Hospital
  Revenue Bond for Thomas
  Jefferson University Project,
  Pre-Refunded 01/01/98 at 102
  8.000%,  01/01/18                            85             90
Pennsylvania State Industrial
  Development Authority Revenue
  Bond (AMBAC)
  5.000%,  07/01/04                           100            102
Pennsylvania State Infrastructure
  Authority Revenue Bond for
  Pennvest Loan Pool Project
  (MBIA)
  6.000%,  09/01/03                            65             70
-------------------------------------------------------------------
DESCRIPTION                            PAR (000)     VALUE (000)
-------------------------------------------------------------------
Pennsylvania State Turnpike
  Commission Revenue Bond,
  Series 1, Pre-Refunded 12/01/01
  at 102 (FGIC)
  7.150%,  12/01/11                          $ 50          $  57
Pennsylvania State Turnpike
  Commission Revenue Bond,
  Series F, Pre-Refunded 12/01/99
  at 102 (AMBAC)
  7.250%,  12/01/17                            50             55
Pittsburgh, Pennsylvania School
  District, Series A, GO (FGIC)
  4.850%,  09/01/03                           100            101
Reading, Pennsylvania Parking
  Authority Revenue Bond (MBIA)
  4.950%,  11/15/02                            50             51
Scranton-Lackawana, Pennsylvania
  Health and Welfare Authority
  Revenue Bond for Mercy Health
  Project, Series B (MBIA)
  5.000%,  01/01/06                            50             50
Wallenpaupack, Pennsylvania Area
  School District, Series C, GO,
  Callable 09/01/00 at 100 (FGIC)
  6.000%,  09/01/03                            50             52
West View, Pennsylvania Municipal
  Water Authority Revenue Bond
  (FGIC)
  4.800%,  11/15/06                            60             59
                                                           -----
                                                           1,094
                                                           -----
WYOMING - 5.2%
Lincoln County, Wyoming
  Pollution Control Revenue
  Bond For Exxon Project,
  Series D (A)
  5.000%,  01/02/97                           100            100
                                                           -----
TOTAL MUNICIPAL BONDS
(Cost $1,909)                                              1,931
                                                           -----
CASH EQUIVALENT - 3.2%
SEI Institutional Tax Free Portfolio          61              61
                                                           -----
TOTAL CASH EQUIVALENT
(Cost $61)                                                    61
                                                           -----
TOTAL INVESTMENTS - 103.7%
(Cost $1,970)                                              1,992
                                                           -----
OTHER ASSETS AND LIABILITIES,
  NET - (3.7%)                                               (71)
                                                           -----
SEE ACCOMPANYING NOTES TO FINANICAL STATEMENTS.

                                                    *COREFUND FIXED INCOME FUNDS
-------------------------------------------------------------------
DESCRIPTION                                             VALUE (000)
-------------------------------------------------------------------
NET ASSETS:
Portfolio Shares - Class Y
  ($0.001 par value - 100 million
  authorized) based on 94,917
  outstanding shares                                       $ 983
Portfolio Shares - Class A
  ($0.001 par value - 100
  million authorized) based on
  96,069 outstanding shares                                  995
Accumulated Net Realized Loss
  on Investments                                             (79)
Net Unrealized Appreciation
  on Investments                                              22
                                                          ------
TOTAL NET ASSETS - 100.0%                                 $1,921
                                                          ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE -
  CLASS Y                                                 $10.06
                                                          ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE - CLASS A                               $10.06
                                                          ======

(A) VARIABLE RATE SECURITY - THE RATE REFLECTED ON THE STATEMENT OF NET
    ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1996.
(B) PUT OR DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY. THE MATURITY DATE SHOWN IS THE LESSOR OF THE PUT DEMAND DATE OR MATURITY DATE.
(C) SECURITY IS HELD IN CONNECTION WITH A LETTER OF CREDIT OR STANDBY BOND PURCHASE AGREEMENT ISSUED BY A MAJOR COMMERCIAL BANK OR OTHER INSTITUTION.
(AMBAC) - AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
(CG) - COUNTY GUARANTY
(FGIC) - FINANCIAL GUARANTY INSURANCE COMPANY
GO - GENERAL OBLIGATION
(MBIA) - MUNICIPAL BOND INVESTORS ASSURANCE

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


        PENNSYLVANIA MUNICIPAL BOND FUND

[Graphic]
Pie Chart
Data for pie chart as follows:

Cash Equivalents                    1%
General Obligations                21%
Pre-Refunded Securities             1%
Revenue Bonds                      77%

% OF TOTAL PORTFOLIO INVESTMENTS

-----------------------------------------------------------------------
DESCRIPTION                                 PAR (000)     VALUE (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS - 97.5%
GEORGIA - 0.3%
Hapeville, Georgia Industrial
  Development Authority
  Revenue Bond for Hapeville
  Hotel Project (A) (B) (C)
  5.000%,  11/01/15                           $ 30             $ 30
                                                              -----
MICHIGAN - 0.3%
Delta County, Michigan
  Environmental Improvement
  Revenue Bond for Mead
  Escambia Paper Project,
  Series C (A) (B) (C)
  5.000%,  12/01/23                             30               30
                                                              -----
PENNSYLVANIA - 94.3%
Allegheny County, Pennsylvania
  GO, Series C-43, Callable
  09/15/04 at 100 (MBIA)
  5.875%,  09/15/10                             60               62
Allegheny County, Pennsylvania
  Hospital Development Authority
  Revenue Bond for Mercy Hospital
  of Pittsburgh (AMBAC)
  6.450%,  04/01/01                            200              215
Allegheny County, Pennsylvania
  Hospital Development Authority
  Revenue Bond for Montefiore
  Hospital Association
  5.800%,  10/01/03                            125              127
Allegheny County, Pennsylvania
  Hospital Development Authority
  Revenue Bond for Presbyterian
  Health Center, Series B, Callable
  11/01/02 at 102 (MBIA)
  6.000%,  11/01/12                             25               26
Allegheny County, Pennsylvania
  Redevelopment Authority
  Revenue Bond for Home
  Improvement Loan Project,
  Series A, Callable 02/01/04
  at 102 (FHA)
  5.700%,  02/01/07                             15               15

STATEMENT
OF
NET ASSETS

AS OF DECEMBER 31, 1996
(UNAUDITIED)

PENNSYLVANIA MUNICIPAL BOND FUND (CONCLUDED)
-------------------------------------------------------------------
DESCRIPTION                            PAR (000)     VALUE (000)
-------------------------------------------------------------------
Allegheny County, Pennsylvania
  Sanitation Authority Sewer
  Revenue Bond, Series B,
  Callable 06/01/99 at 100 (FGIC)
  7.450%,  12/01/09                        $  130          $  140
Allegheny County, Pennsylvania
  GO, Series C-43, Callable
  09/15/04 at 100 (MBIA)
  5.875%,  09/15/13                           100             102
Berks County, Pennsylvania
  Revenue Bond for Reading
  Hospital & Medical Center,
  Series B, Callable 10/01/04
  at 102 (MBIA)
  5.600%,  10/01/06                            65              68
Bethlehem, Pennsylvania Penn
  Forest Dam Project
  4.400%,  03/01/00                           300             301
Center City District, Pennsylvania
  Business Improvement
  Assessment Bond, Callable
  12/01/07 at 100 (AMBAC)
  5.600%,  12/01/08                            60              62
Central Bucks, Pennsylvania
  School District GO, Callable
  02/01/01 at 100
  6.600%,  02/01/03                           175             188
Chester County, Pennsylvania
  GO, Series B
  5.625%,  11/15/16                           100             101
Crawford, Pennsylvania Central
  School District GO (FGIC)
  7.000%,  02/15/05                           100             115
Delaware County, Pennsylvania
  Revenue Bond for Villanova
  University (AMBAC)
  5.400%,  08/01/08                           200             204
Delaware County, Pennsylvania GO
  7.100%,  12/01/98                           170             172
  5.500%,  10/01/15                            75              75
Dover Township, Pennsylvania
  Sewer Authority Revenue Bond
  6.250%,  05/01/12                            20              21
Hampden Township, Pennsylvania
  Sewer Authority Special
  Obligation Bond, Callable
  10/01/96 at 100
  5.350%,  04/01/03                           120             122
Hempfield, Pennsylvania School
  District GO
  5.300%,  10/15/14                           250             245
Lower Burrell, Pennsylvania City
  Municipal Sewer Authority
  Revenue Bond (AMBAC)
  5.125%,  02/01/16                           250             237
Lower Merion Township,
  Pennsylvania GO, Callable
  08/01/02 at 100
  5.625%,  08/01/05                           100             104
Manheim, Pennsylvania Central
  School District GO, Callable
  05/15/04 at 100 (FGIC)
  6.100%,  05/15/14                           100             104
-------------------------------------------------------------------
DESCRIPTION                            PAR (000)     VALUE (000)
-------------------------------------------------------------------
Millcreek Township, Pennsylvania
  Sewer Authority Revenue Bond,
  Callable 11/01/99 at 100 (MBIA)
  6.000%,  11/01/06                         $ 150          $  157
Montgomery County, Pennsylvania
  GO, Callable 10/15/03 at 100
  5.750%,  10/15/11                           175             178
Montgomery County, Pennsylvania
  Higher Education and Health
  Authority Revenue Bond for
  Abington Memorial Hospital,
  Series A (AMBAC)
  5.125%,  06/01/14                           250             236
Nazareth, Pennsylvania Area School
  District GO, Callable 05/15/02
  at 100 (AMBAC)
  5.500%,  11/15/12                           200             199
North Wales, Pennsylvania Water
  Authority Revenue Bond
  6.750%,  11/01/10                           100             113
Northampton County, Pennsylvania
  Higher Education Authority
  Revenue Bond for Lehigh
  University, Series A (MBIA)
  5.750%,  11/15/18                           150             152
Pennsylvania State Convention
  Center Authority Revenue Bond,
  Series A (FGIC)
  6.700%,  09/01/16                            75              86
Pennsylvania State GO, Series 2
   6.000%,  07/01/05                           25              27
   6.250%,  07/01/11                           60              66
Pennsylvania State Higher
  Education Facilities Authority
  Health Services  Revenue Bond
  for Allegheny/Delaware Valley,
  Series A (MBIA)
  5.500%,  11/15/08                           400             412
Pennsylvania State Higher Education
  Facilities Authority Revenue Bond
  Callable 12/15/02 at 100 (AMBAC)
  6.000%,  12/15/09                           225             236
Pennsylvania State Higher Education
  Facilities Authority Revenue Bond
  for Allegheny General Hospital,
  Series A
  6.300%,  09/01/97                           200             202
Pennsylvania State Higher Education
  Facilities Authority Revenue Bond
  for Health Services, Series A,
  Callable 01/01/04 at 102
  6.000%,  01/01/10                           100             106
Pennsylvania State Higher Education
  Facilities Authority Revenue Bond
  for Thomas Jefferson University,
  Series A, Callable 07/01/99 at 102
  6.000%,  07/01/19                           150             152
Pennsylvania State Higher
  Education  Facilities Authority
  Revenue Bond for University of
  Pennsylvania, Series B
  5.700%,  01/01/11                           150             153
  5.850%,  09/01/13                           100             102

SEE ACCOMPANYING NOTES TO FINANICAL STATEMENTS.

                                                    *COREFUND FIXED INCOME FUNDS
-------------------------------------------------------------------
DESCRIPTION                            PAR (000)     VALUE (000)
-------------------------------------------------------------------
Pennsylvania State Housing
  Finance  Agency Revenue
  Bond, Series C
  6.400%,  07/01/12                         $300         $  309
Pennsylvania State Industrial
  Development Authority
  Revenue Bond (AMBAC)
  5.800%,  07/01/09                          250            264
  6.000%,  07/01/09                          305            325
  6.000%,  01/01/12                          100            104
Pennsylvania State Industrial
  Development Authority
  Revenue Bond (A Pennsylvania
  State Infrastructure Investment
  Authority Revenue Bond for
  Pennvest Loan Pool (MBIA)
  6.000%,  09/01/04                          400            433
Pennsylvania State Industrial
  Development Authority
  Revenue Bond Economic
  Development (AMBAC)
  6.000%,  07/01/08                          600            646
Pennsylvania State Turnpike
  Commission Revenue Bond,
  Series O, Callable 12/01/02
  at 102 (FGIC)
  5.900%,  12/01/08                          125            131
Pennsylvania State Turnpike
  Commission Revenue Bond,
  Series P
  5.100%,  12/01/99                          150            153
  5.800%,  12/01/06                           75             79
Pennsylvania State University
  Revenue Bond, Callable
  03/01/04 at 100
  6.150%,  03/01/05                          185            199
Pennsylvania State University
  Revenue Bond
  5.200%,  03/01/98                          250            253
Philadelphia Pennsylvania, Industrial
  Authority, Revenue Bond
  5.250%,  11/15/09                          500            499
Philadelphia, Pennsylvania
  Hospitals and Higher Education
  Facilities Authority Revenue
  Bond for Pennsylvania Hospital,
  Series A (FGIC)
  5.250%,  02/15/14                          250            239
Pittsburgh, Pennsylvania GO,
  Series D, Callable 09/01/02
  at 102 (AMBAC)
  6.125%,  09/01/17                           25             26
-------------------------------------------------------------------
DESCRIPTION                            PAR (000)     VALUE (000)
-------------------------------------------------------------------
Pittsburgh, Pennsylvania Higher
  Education Authority Revenue
  Bond for University Capital
  Project, Series A, Callable
  06/01/02 at 102 (MBIA)
  6.125%,  06/01/21                        $ 115          $ 120
Radnor Township, Pennsylvania
  GO, Callable 05/01/06 at 100
  5.250%,  11/01/16                          200            193
Rose Tree/Media, Pennsylvania
  School District GO (FGIC)
  5.350%,  02/15/10                          150            149
Scranton-Lackawana, Pennsylvania
  Health and Welfare Authority
  Revenue Bond Mercy Health
  Project, Series B (MBIA)
  5.000%,  01/01/06                          250            250
Scranton-Lackawanna, Pennsylvania
  Health and Welfare Authority
  Revenue Bond for University
  of Scranton, Series A
  6.150%,  03/01/03                          150            159
Seneca Valley, Pennsylvania GO
  5.850%,  02/15/15                          105            107
Wayne County, Pennsylvania
  Housing Authority Revenue
  Bond for Section 8 Assisted
  Project (MBIA)
  5.350%,  10/01/07                          190            188
York, Pennsylvania City School
  District GO, Callable 03/01/03
  at 100 (FGIC)
  5.600%,  03/01/07                           75             77
                                                         ------
                                                         10,286
                                                         ------
PUERTO RICO - 2.6%
University of Puerto Rico, Series M,
  Revenue Bond, (MBIA)
  5.250%,  06/01/25                          300            291
                                                         ------
TOTAL MUNICIPAL BONDS
(Cost $10,430)                                           10,637
                                                         ------
CASH EQUIVALENT - 1.3%
SEI Institutional Tax Free Portfolio         139            139
                                                         ------
TOTAL CASH EQUIVALENT
(Cost $139)                                                 139
                                                         ------
TOTAL INVESTMENTS - 98.8%
(Cost $10,569)                                           10,776
                                                         ------
OTHER ASSETS AND LIABILITIES,
  NET - 1.2%                                                133
                                                         ------
SEE ACCOMPANYING NOTES TO FINANICAL STATEMENTS.

STATEMENT
OF
NET ASSETS

AS OF DECEMBER 31, 1996
(UNAUDITIED)

PENNSYLVANIA MUNICIPAL BOND FUND (CONCLUDED)
-------------------------------------------------------------------
DESCRIPTION                                           VALUE (000)
-------------------------------------------------------------------
NET ASSETS:
Portfolio Shares - Class Y
  ($0.001 par value - 100 million
  authorized) based on
  948,383 outstanding shares                            $  9,789
Portfolio Shares - Class A
  ($0.001 par value - 100 million
  authorized) based on
  97,881 outstanding shares                                1,007
Accumulated Net Realized Loss
  on Investments                                             (96)
Net Unrealized Appreciation
  on Investments                                             207
Undistributed Net
  Investment Income                                            2
                                                         -------
TOTAL NET ASSETS - 100.0%                                $10,909
                                                         =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE -
  CLASS Y                                                 $10.43
                                                         =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE - CLASS A                               $10.43
                                                         =======


(A) VARIABLE RATE SECURITY - THE RATE REFLECTED ON THE STATEMENT OF NET
    ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1996.
(B) PUT OR DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY. THE MATURITY DATE SHOWN IS THE LESSOR OF THE PUT DEMAND DATE OR MATURITY DATE.
(C) SECURITY IS HELD IN CONNECTION WITH A LETTER OF CREDIT OR STANDBY BOND PURCHASE AGREEMENT ISSUED BY A MAJOR COMMERCIAL BANK OR OTHER INSTITUTION.
(AMBAC) - AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
(FGIC) - FINANCIAL GUARANTY INSURANCE COMPANY
(FHA) - FEDERAL HOUSING AGENCY
GO - GENERAL OBLIGATION
(MBIA) - MUNICIPAL BOND INVESTORS ASSURANCE

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



      NEW JERSEY MUNICIPAL BOND FUND

[Graphic]
Pie Chart
Data for pie chart as follows:

Cash Equivalents                 1%
General Obligations             57%
Revenue Bonds                   42%

% OF TOTAL PORTFOLIO INVESTMENTS

-------------------------------------------------------------------
DESCRIPTION                            PAR (000)     VALUE (000)
-------------------------------------------------------------------
MUNICIPAL BONDS - 107.0%
GEORGIA - 4.2%
Hapeville, Georgia Industrial
  Development Authority
  Revenue Bond for Hapeville
  Hotel Project (A) (B) (C)
  5.000%,  11/01/15                       $  70         $  70
                                                        -----
MICHIGAN - 5.9%
Delta County, Michigan
  Environmental Improvement
  Revenue Bond for Mead
  Escambia Paper Project,
  Series C  (A) (B) (C)
  5.000%,  12/01/23                         100           100
                                                        -----
NEW JERSEY - 96.9%
Bayonne, New Jersey GO (FGIC)
  5.900%,  05/01/08                         150           157
Burlington County, New Jersey GO
  5.200%,  10/01/05                          80            82
Cherry Hill Township,
  New Jersey GO
  5.900%,  06/01/05                          50            54
Evesham Twp New Jersey Board
  of Education GO
  4.900%,  09/01/02                          75            76
Flemington-Raritan, New Jersey
  Regional School District GO
  5.700%,  05/01/06                          50            52
Manalapan Township, New Jersey
  Fire District Number 1
  5.300%,  12/15/99                          80            82
Marlboro Township, New Jersey
  GO (FGIC)
  5.500%,  07/15/09                          40            41
Monmouth County, New Jersey
  Improvement Authority
  Revenue Bond (CG)
  6.625%,  12/01/05                          40            43

                                                    *COREFUND FIXED INCOME FUNDS
-------------------------------------------------------------------
DESCRIPTION                               PAR (000)     VALUE (000)
-------------------------------------------------------------------
Morris County, New Jersey
  5.000%,  07/15/13                          $ 75            $  71
New Jersey Health Care
  Facilities  Finance Authority
  Revenue Bond for Bridgeton
  Hospital Association, Series B
  6.000%,  07/01/13                            50               52
New Jersey Health Care Facilities
  Finance Authority Revenue
  Bond for Burlington County
  Memorial  Hospital Project
  6.000%,  07/01/12                            50               52
New Jersey State Economic
  Development Authority Revenue
  Bond for Peddie School Project,
  Series A
  5.400%,  02/01/06                            50               51
New Jersey State Economic
  Development Authority
  Revenue Bond for Rutgers
  State University (AMBAC)
  6.125%,  07/01/24                            55               57
New Jersey State Educational
  Facilities Authority Revenue
  Bond for University of Medicine
  and Dentistry, Series B (AMBAC)
  5.250%,  12/01/13                            60               59
New Jersey State Educational
  Facilities Reveune Bond,
  Series A Princeton
  University Project
  5.500%,  07/01/04                           100              106
New York & New Jersey States
  Port Authority Revenue Bond,
  Eighty-First Series
  5.700%,  08/01/07                            50               52
North Brunswick Township,
  New Jersey GO,
  Callable 02/01/05 at 100
  6.300%,  02/01/12                           150              160
North Brunswick Township,
  New Jersey GO
  6.125%,  05/15/04                            24               26
Ocean County, New Jersey GO
  5.650%,  07/01/03                            75               79
Secaucus, New Jersey Sewer
  Authority Revenue Bond,
  Series A
  6.100%,  12/01/10                            60               65
-------------------------------------------------------------------
DESCRIPTION                               PAR (000)     VALUE (000)
-------------------------------------------------------------------
South Brunswick Township,
  New Jersey GO
  5.950%,  08/01/14                         $ 100          $   103
South Monmouth, New Jersey
  Sewer Authority Revenue
  Bond (MBIA)
  5.550%,  01/15/06                            50               52
West Windsor Township,
  New Jersey Parking Authority
  Revenue Bond
  6.100%,  12/01/12                            50               53
                                                             -----
                                                             1,625
                                                             -----
TOTAL MUNICIPAL BONDS
(Cost $1,752)                                                1,795
                                                             -----
CASH EQUIVALENT - 1.6%
SEI Institutional Tax Free Portfolio           27               27
                                                             -----
TOTAL CASH EQUIVALENT
(Cost $27)                                                      27
                                                             -----
TOTAL INVESTMENTS - 108.6%
(Cost $1,779)                                                1,822
                                                             -----
OTHER ASSETS AND LIABILITIES - (8.6%)
Payable -Investment securities purchased                      (164)
Other Assets                                                    19
                                                             -----
OTHER ASSETS AND LIABILITIES, NET                             (145)
                                                             -----
NET ASSETS:
Portfolio Shares - Class Y
  ($0.001 par value - 100 million
  authorized) based on 132,660
  outstanding shares                                         1,299
Portfolio Shares - Class A
  ($0.001 par value - 100 million
  authorized) based on 32,658
  outstanding shares                                           335
Net Unrealized Appreciation
  on Investments                                                43
                                                             -----
TOTAL NET ASSETS - 100.0%                                   $1,677
                                                             =====
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE -
  CLASS Y                                                   $10.14
                                                             =====
NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE - CLASS A                                 $10.14
                                                             =====

(A) VARIABLE RATE SECURITY - THE RATE REFLECTED ON THE STATEMENT OF NET
    ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1996.
(B) PUT OR DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY. THE MATURITY DATE SHOWN IS THE LESSOR OF THE PUT DEMAND DATE OR MATURITY DATE.
(C) SECURITY IS HELD IN CONNECTION WITH A LETTER OF CREDIT OR STANDBY BOND PURCHASE AGREEMENT ISSUED BY A MAJOR COMMERCIAL BANK OR OTHER INSTITUTION.
(AMBAC) - AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
(CG) - COUNTY GUARANTY
(FGIC) - FINANCIAL GUARANTY INSURANCE COMPANY
GO - GENERAL OBLIGATION
(MBIA) - MUNICIPAL BOND INVESTORS ASSURANCE

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS

AS OF
DECEMBER 31, 1996
(UNAUDITED)

TREASURY RESERVE

[Graphic]
Pie Chart
Data for pie chart as follows:

Cash Equivalents                  59%
U.S. Treasury Securities          41%

% OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------------------------
DESCRIPTION                                     PAR (000)     VALUE (000)
--------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 41.5%
  U.S. Treasury Bills
    5.060%,  01/09/97                              $5,000     $4,994
    5.200%,  01/09/97                              10,000      9,988
    5.270%,  01/16/97                              10,000      9,978
    5.295%,  01/23/97                              15,000     14,951
    5.250%,  01/30/97                              15,000     14,937
    5.090%,  02/06/97                               5,000      4,974
    5.120%,  02/06/97                              10,000      9,949
    5.110%,  02/13/97                              10,000      9,939
    5.070%,  02/20/97                              20,000     19,859
    5.140%,  03/06/97                               6,000      5,945
    5.340%,  03/06/97                              10,000      9,905
    5.250%,  03/13/97                              15,000     14,845
    5.175%,  04/03/97                              10,000      9,868
    5.350%,  04/03/97                               5,000      4,932
    5.115%,  04/10/97                              10,000      9,859
    5.105%,  04/17/97                              20,000     19,699
    5.345%,  05/01/97                               5,000      4,911
    5.075%,  05/08/97                              20,000     19,642
    5.085%,  05/22/97                              20,000     19,602
    5.433%,  05/29/97                               4,000      3,911
    5.080%,  06/19/97                              20,000     19,523
    5.620%,  06/26/97                               5,000      4,863
    5.590%,  07/24/97                               7,000      6,778
    5.358%,  08/21/97                              10,000      9,655
    5.585%,  08/21/97                              10,000      9,640
    5.235%,  11/13/97                              10,000      9,540
  U.S. Treasury Notes
    5.625%,  06/30/97                              10,000     10,004
    5.500%,  07/31/97                               8,500      8,494
    5.250%,  12/31/97                              12,000     11,971
  U.S. Treasury STRIPS
    5.430%,  02/15/97                              10,000      9,932
    5.320%,  05/15/97                              15,000     14,702
    5.250%,  08/15/97                              20,000     19,351
                                                              ------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $357,141)                                              357,141
                                                              ------
--------------------------------------------------------------------------
DESCRIPTION                                     PAR (000)     VALUE (000)
--------------------------------------------------------------------------
Repurchase Agreements - 58.9%
Aubrey Lanston
  5.750%, dated 12/31/96,
  matures 01/02/97, repurchase
  price $27,136,666 (collateralized
  by U.S. Treasury Note, par value
  $27,810,000, 5.875%, 11/30/01;
  market value $27,575,857)                      $ 27,128     $27,128
Aubrey Lanston
  6.600%, dated 12/31/96,
  matures 01/02/97, repurchase
  price $15,005,500 (collateralized
  by U.S. Treasury Note, par value
  $14,855,000, 6.500%, 08/15/97;
  market value $15,662,741)                        15,000      15,000
Goldman Sachs
  6.520%, dated 12/31/96,
  matures 01/02/97, repurchase
  price $15,005,433 (collateralized
  by various U.S. Treasury Notes
  ranging in par value $1,330,000-
  $13,975,000, 5.000%-6.875%,
  02/15/99-03/31/00; total
  market value $15,553,372)                        15,000      15,000
Hong Kong Shanghai Bank
  6.625%, dated 12/31/96,
  matures 01/02/97, repurchase
  price $15,005,521 (collateralized
  by U.S. Treasury Note, par value
  $14,930,000, 5.875%, 07/31/97;
  market value $15,691,817)                        15,000      15,000
Merrill Lynch
  6.000%, dated 12/31/96,
  matures 01/02/97, repurchase
  price $15,005,000 (collateralized
  by various U.S. Treasury Notes
  ranging in par value $6,640,000-
  $7,835,000, 5.875%-8.875%,
  07/31/97-02/15/99; total
  market value $15,682,752)                        15,000      15,000
Morgan Stanley
  6.250%, dated 12/31/96,
  matures 01/02/97, repurchase
  price $20,006,944 (collateralized
  by U.S. Treasury Note, par value
  $19,485,000, 7.750%, 12/31/99;
  market value $20,246,864)                        20,000      20,000
Sanwa Bank
  6.750%, dated 12/31/96,
  matures 01/02/97, repurchase
  price $200,075,000 (collateralized
  by various U.S. Treasury Notes
  ranging in par value $1,330,000-
  $50,000,000, 5.000%-8.250%,
  06/30/97-05/31/01; total
  market value $216,248,081)                      200,000     200,000

SEE ACCOMPANYING NOTES TO FINANICAL STATEMENTS.

                                                   *CORERFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------
DESCRIPTION                                     PAR (000)     VALUE (000)
--------------------------------------------------------------------------
Swiss Bank
  6.750%, dated 12/31/96,
  matures 01/02/97, repurchase
  price $200,075,000 (collateralized
  by various U.S. Treasury Notes
  ranging in par value $2,165,000-
  $50,000,000, 5.750%-8.875%,
  07/31/97-09/30/97; total
  market value $219,843,315                      $200,000       $200,000
                                                                --------
TOTAL REPURCHASE AGREEMENTS
(Cost $507,128)                                                  507,128
                                                                --------
TOTAL INVESTMENTS - 100.4%
(Cost $864,269)                                                  864,269
                                                                --------
OTHER ASSETS AND LIABILITIES,
  NET - (0.4%)                                                    (3,145)
                                                                --------
NET ASSETS:
Portfolio Shares - Class Y
  ($0.001 par value - 1,250
  million authorized) based
  on 847,092,728 outstanding shares                              847,093
Portfolio Shares - Class C
  ($0.001 par value - 1,250
  million authorized) based on
  14,010,652 outstanding shares                                   14,011
Accumulated Net Realized
  Gain on Investments                                                 20
                                                                --------
TOTAL NET ASSETS - 100.0%                                       $861,124
                                                                ========
NET ASSET VALUE AND
  REDEMPTION PRICE PER SHARE -
  CLASS Y & CLASS C                                                $1.00
                                                                ========


+ YIELD TO MATURITY
STRIPS - SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITIES

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



      CASH RESERVE

[Graphic]
Pie Chart
Data for pie chart as follows:

Cash Equivalents                 2%
U.S.Government Securities       12%
Corporate Securities            86%

% OF TOTAL PORTFOLIO INVESTMENTS

----------------------------------------------------------------------
DESCRIPTION                                 PAR (000)     VALUE (000)
----------------------------------------------------------------------
COMMERCIAL PAPER - 74.1%
Abbey National Bank
  5.371%,  03/03/97                          $10,000        $  9,910
American Express
  5.454%,  06/24/97                            7,500           7,309
Ameritech Capital Funding
  5.614%,  01/08/97                           10,000           9,989
  5.498%,  01/23/97                           10,000           9,967
  5.450%,  02/18/97                           10,000           9,928
Asset Securitization
  5.371%,  01/29/97                           15,000          14,938
  5.380%,  02/19/97                            5,000           4,964
  5.457%,  02/24/97                            7,500           7,439
  5.438%,  03/11/97                            7,500           7,423
Banc One Funding
  5.519%,  01/07/97                           10,750          10,740
  5.553%,  02/06/97                           10,000           9,945
  5.514%,  02/20/97                           10,000           9,924
  5.417%,  05/12/97                           10,000           9,807
Bayerische Landesbank
  5.465%,  03/24/97                           10,000           9,877
Bell Atlantic Network Funding
  5.505%,  01/30/97                           10,000           9,956
Cafco
  5.345%,  01/15/97                            5,000           4,990
Caisse de Depots En
  Consignations
  5.456%,  01/06/97                           10,000           9,992
  5.350%,  01/24/97                           10,000           9,966
  5.365%,  02/12/97                           10,000           9,938
Campbell Soup
  5.617%,  07/15/97                           11,900          11,553
Commonwealth Bank
  of Australia
  5.397%,  01/16/97                           15,000          14,967
  5.470%,  02/18/97                           10,000           9,928

STATEMENT
OF
NET ASSETS

AS OF DECEMBER 31, 1996
(UNAUDITIED)

CASH RESERVE (CONCLUDED)
--------------------------------------------------------------------
DESCRIPTION                                PAR (000)     VALUE (000)
--------------------------------------------------------------------
Credit Suisse
  5.545%,  03/18/97                        $  2,000      $   1,977
Ford Motor Credit
  5.508%,  01/09/97                          10,000          9,988
  5.436%,  01/30/97                          10,000          9,957
  5.537%,  01/31/97                          10,000          9,955
  5.560%,  03/26/97                          10,000          9,874
General Electric Capital
  5.675%,  01/15/97                          10,000          9,978
  5.546%,  08/26/97                          10,000          9,648
Goldman Sachs
  5.477%,  01/08/97                           5,000          4,995
  5.392%,  03/18/97                          10,000          9,888
  5.402%,  04/16/97                          10,000          9,845
Merrill Lynch
  5.390%,  01/22/97                           5,000          4,984
  5.402%,  01/28/97                          10,000          9,960
  5.393%,  02/12/97                          10,000          9,938
  5.370%,  02/18/97                          10,000          9,929
Met Life Funding
  5.344%,  02/25/97                          10,000          9,919
  5.437%,  03/12/97                           9,501          9,402
  5.409%,  03/25/97                          12,666         12,510
Mitsubishi International
  5.366%,  02/04/97                          15,000         14,925
  5.385%,  02/04/97                          10,018          9,968
  5.392%,  03/03/97                          10,000          9,910
Morgan Stanley
  5.428%,  01/07/97                          10,000          9,991
  5.435%,  01/14/97                           5,000          4,990
  5.420%,  02/10/97                          10,000          9,940
  5.411%,  03/11/97                          10,000          9,898
National Australia Bank Funding
  5.435%,  01/03/97                          10,000          9,997
  5.377%,  02/03/97                          10,000          9,951
New Center Asset Trust
  5.426%,  02/07/97                          20,000         19,890
Paccar Financial
  5.625%,  01/16/97                          10,400         10,376
Pitney Bowes Credit
  5.670%,  01/10/97                          10,000          9,986
  5.477%,  04/07/97                          10,000          9,858
Province of Alberta
  5.332%,  01/14/97                          24,882         24,835
Schering-Plough
  5.381%,  05/20/97                           9,000          8,818
Southwestern Bell
  5.357%,  01/31/97                          10,000          9,956
Swedish Export Credit
  5.402%,  01/13/97                          10,000          9,982
  5.571%,  04/01/97                          10,000          9,865
Walt Disney
  5.210%,  02/03/97                          10,000          9,952
  5.385%,  02/05/97                          10,000          9,949
Weyerhauser
  5.325%,  01/23/97                          10,000          9,968
                                                           -------
TOTAL COMMERCIAL PAPER
(Cost $599,202)                                            599,202
                                                           -------
--------------------------------------------------------------------------
DESCRIPTION                                     PAR (000)     VALUE (000)
--------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.8%
FHLB
  5.307%,  01/27/97                        $14,000        $13,947
  6.000%,  09/24/97                          6,500          6,524
  5.810%,  11/04/97                         10,000         10,000
  5.800%,  11/07/97                          5,000          5,000
Federal Home Loan Mortgage
  Discount Note
  5.340%,  02/24/97                         22,123         21,945
FNMA
  4.780%,  02/14/97                         10,000          9,998
  5.306%,  01/13/97                         10,000          9,982
  5.410%,  12/10/97                         18,350         18,343
                                                           ------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $95,739)                                             95,739
                                                           ------
CORPORATE OBLIGATIONS - 9.2%
American Express
  Centurion Bank (A)
  5.568%,  06/10/97                         12,000         12,000
Associates of North America
  6.625%,  11/15/97                         10,000         10,066
Capital Equipment Receivable Trust
  5.600%, 10/15/97                           8,495          8,495
E.I. DuPont de Nemours
  8.650%,  12/01/97                          5,000          5,134
General Electric Capital (A)
  5.170%,  01/21/97                         14,500         14,500
Procter and Gamble
  6.850%,  06/01/97                          2,000          2,011
Province of Ontario
  5.700%,  10/01/97                         10,000         10,011
Toyota Motor Credit (A)
  4.930%,  09/26/97                         10,000         10,000
Wachovia Bank of
  North Carolina
  6.600%,  05/12/97                          2,000          2,008
                                                           ------
TOTAL CORPORATE OBLIGATIONS
(Cost $74,225)                                             74,225
                                                           ------
MASTER NOTES - 0.0%
SLMA (A)
  5.345%,                                      309            309
                                                           ------
TOTAL MASTER NOTES
(Cost $309)                                                   309
                                                           ------
CERTIFICATES OF DEPOSIT - 3.1%
Banque Nationale de Paris
  5.370%,  02/11/97                        15,000          15,000
  5.380%,  03/05/97                        10,000          10,000
                                                           ------
TOTAL CERTIFICATES OF DEPOSIT
(Cost $25,000)                                             25,000
                                                           ------
SEE ACCOMPANYING NOTES TO FINANICAL STATEMENTS.

                                                   * COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------
DESCRIPTION                                     PAR (000)     VALUE (000)
--------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 0.3%
U.S. Treasury STRIPS
  5.430%,  02/15/97                            $  2,500         $ 2,484
                                                                -------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,484)                                                     2,484
                                                                -------
REPURCHASE AGREEMENT - 1.8%
Aubrey Lanston
  5.750%,  dated 12/31/96,
  matures 01/02/97, repurchase
  price $14,840,739 (collateralized
  by U.S. Treasury Note, par value
  $15,210,000, 5.875%, 11/30/01;
  market value $15,081,941)                      14,836          14,836
                                                                -------
TOTAL REPURCHASE AGREEMENT
(Cost $14,836)                                                   14,836
                                                                -------
TOTAL INVESTMENTS - 100.3%
(Cost $811,795)                                                 811,795
                                                                -------
OTHER ASSETS AND LIABILITIES,
  NET - (0.3%)                                                   (2,717)
                                                                -------
NET ASSETS:
Portfolio Shares - Class Y
  ($0.001 par value - 1 billion
  authorized) based on 787,696,353
  outstanding shares                                            787,696
Portfolio Shares - Class C
  ($0.001 par value - 1 billion
  authorized) based on 21,521,593
  outstanding shares                                             21,522
Accumulated Net Realized
  Loss on Investments                                              (139)
Distributions in Excess of
  Net Investment Income                                              (1)
                                                                -------
TOTAL NET ASSETS - 100.0%                                      $809,078
                                                                =======
NET ASSET VALUE AND
  REDEMPTION PRICE PER SHARE -
  CLASS Y & CLASS C                                               $1.00
                                                                =======
+ YIELD TO MATURITY
(A) VARIABLE RATE SECURITIES - THE RATE REFLECTED ON THE STATEMENT OF NET
    ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1996.
FHLB - FEDERAL HOME LOAN BANK
FNMA - FEDERAL NATIONAL MORTGAGE ASSOCIATION
SLMA - STUDENT LOAN MARKETING ASSOCIATION
STRIPS - SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITIES

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


      TAX-FREE RESERVE

[Graphic]
Pie Chart
Data for pie chart as follows:

Anticipation Notes               8%
General Obligations              2%
Tax-Exempt
Commercial Paper                38%
Revenue Bonds                   52%

% OF TOTAL PORTFOLIO INVESTMENTS

------------------------------------------------------------------------
DESCRIPTION                                 PAR (000)     VALUE (000)
------------------------------------------------------------------------
MUNICIPAL BONDS - 98.8%
ALABAMA - 1.9%
Montgomery, Alabama TECP
  3.650%,  01/07/97                              $2,000         $ 2,000
Stevenson, Alabama, Industrial
  Development Authority
  for Environmental
  Improvement Mead Project (A)
  4.950%,  01/02/97                                 300             300
                                                                  -----
                                                                  2,300
                                                                  -----
ALASKA - 3.2%
Valdez, Alaska TECP
  3.500%,  02/25/97                               1,250           1,250
  3.450%,  03/28/97                               2,600           2,600
                                                                  -----
                                                                  3,850
                                                                  -----
ARIZONA - 0.6%
Flagstaff, Arizona TECP
  3.650%,  02/19/97                                 750             750
                                                                  -----
CALIFORNIA - 0.3%
Santa Clara, California Electric
  Revenue Bond, Series A
  (A) (B) (C)
  3.950%,  01/07/97                                 340             340
                                                                  -----
DELAWARE - 0.1%
Wilmington, Delaware Hospital
  Revenue Bond for Franciscan
  Health Systems Project,
  Series B (A) (B) (C)
  4.950%,  01/02/97                                 100             100
                                                                  -----
                                     -71-

STATEMENT
OF
NET ASSETS

AS OF DECEMBER 31, 1996
(UNAUDITIED)

TAX-FREE RESERVE (CONTINUED)
----------------------------------------------------------------------
DESCRIPTION                                 PAR (000)     VALUE (000)
----------------------------------------------------------------------
FLORIDA - 4.3%
Dade County, Florida Capital
  Asset Revenue Bond,
  Series 1990 (A) (B) (C)
  4.450%,  01/07/97                        $1,000         $1,000
Sunshine State, Florida TECP
  3.600%,  02/25/97                         1,500          1,500
  3.500%,  04/04/97                         2,800          2,800
                                                           -----
                                                           5,300
                                                           -----
GEORGIA - 2.7%
Burke County, Georgia TECP
  3.550%,  01/06/97                         2,000          2,000
Hapeville, Georgia Industrial
  Development Authority
  Revenue Bond for Hapeville
  Hotel Project (A) (B) (C)
  5.000%,  01/02/97                         1,300          1,300
                                                           -----
                                                           3,300
                                                           -----
HAWAII - 1.2%
Honolulu County, Hawaii TECP
  3.450%,  02/10/97                         1,500          1,500
                                                           -----
ILLINOIS - 6.7%
Chicago, Illinois O'Hare
  International Airport Revenue
  Bond for Industrial Lien,
  Series C (A) (B) (C)
  4.150%,  01/07/97                         1,500          1,500
Illinois State Development
  Finance Authority
  Revenue Bond
  4.000%,  01/07/97                         1,800          1,800
Illinois State Development
  Finance Authority Revenue
  Bond for Illinois Power
  Company Project,
  Series B (A) (B) (C)
  4.150%,  01/07/97                         1,400          1,400
Illinois State Toll Highway
  Authority Revenue Bond,
  Series B (A) (B) (C)
  4.000%,  01/07/97                         1,000          1,000
Lisle, Illinois  Housing Authority
  Revenue Bond for Ashley of
  Lisle Project (A) (B) (C)
  4.000%,  01/07/97                         1,200          1,200
St. Charles, Illinois Industrial
  Development Authority
  Revenue Bond for Pier One
  Imports Project (A) (B) (C)
  4.150%,  01/07/97                         1,300          1,300
                                                           -----
                                                           8,200
                                                           -----
Indiana - 7.0%
Chesapeake, Indiana TECP
  3.600%,  04/04/97                         1,000          1,000
----------------------------------------------------------------------
DESCRIPTION                                 PAR (000)     VALUE (000)
----------------------------------------------------------------------
Gary, Indiana Industrial
  Development Authority
  Revenue Bond for U.S. Steel
  Project (A) (B) (C)
  3.700%,  01/15/97                        $1,600         $1,600
Mt. Vernon, Indiana  TECP
  3.600%,  01/29/97                         3,900          3,900
Sullivan, Indiana TECP
  3.600%,  02/18/97                           810            810
  3.500%,  04/08/97                         1,235          1,235
                                                           -----
                                                           8,545
                                                           -----
IOWA - 0.3%
Des Moines, Iowa Commercial
  Development Revenue Bond
  for Capital Center III Project
  (A) (B) (C)
  4.100%,  01/07/97                           400            400
                                                           -----
KANSAS - 4.1%
Burlington, Kansas  TECP
  3.750%,  01/03/97                         2,000          2,000
  3.600%,  02/12/97                         1,450          1,450
  3.650%,  02/12/97                         1,500          1,500
Wichita, Kansas Health Facilities
  Revenue Bond for Wichita
  Health Systems Project,
  Series XXV (A) (B) (C)
  4.300%,  01/07/97                           100            100
                                                           -----
                                                           5,050
                                                           -----
KENTUCKY - 3.4%
Jefferson County, Kentucky
  TECP
  3.500%,  02/20/97                         2,200          2,200
Mayfield, Kentucky Multi-City
  Lease Revenue Bond for
  Kentucky League of Cities
  Funding Project (A) (B) (C)
  4.300%,  01/07/97                         2,000          2,000
                                                           -----
                                                           4,200
                                                           -----
LOUISIANA - 6.7%
De Soto Parish, Louisiana
  Pollution Control Revenue
  Bond for Central Louisiana
  Electric Company Project
  (A) (B) (C)
  4.050%,  01/07/97                           700            700
Jefferson Parish, Louisiana
  Industrial Development
  Authority Revenue Bond
  for George J. Ackel, Sr.
  Project (A) (B) (C)
  4.150%,  01/07/97                         3,800          3,800
Lake Charles, Louisiana
  District Port Facility
  Revenue Bond for
  Conoco Project,
  Series 84 (A) (B)
  4.950%,  01/02/97                           600            600

SEE ACCOMPANYING NOTES TO FINANICAL STATEMENTS.

                                                   * COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------
DESCRIPTION                                     PAR (000)     VALUE (000)
--------------------------------------------------------------------------
Louisiana State Public
  Facilities  Authority
  Revenue Bond for Kenner
  Hotel Project (A) (B) (C)
  5.000%,  01/02/97                                $1,100         $1,100
South Louisiana Port Common
  Marine Terminal Facilities
  Revenue Bond for Occidental
  Petroleum Project (A) (B) (C)
  4.150%,  01/07/97                                 2,000          2,000
                                                                   -----
                                                                   8,200
                                                                   -----
MICHIGAN - 1.0%
Delta County, Michigan
  Environmental Improvement
  Revenue Bond for Mead
  Escambia Paper Project,
  Series C (A) (B) (C)
  5.000%,  01/02/97                                   700            700
Michigan State Industrial
  Development Authority
  Revenue Bond for
  Consumer Power
  Project (A) (B) (C)
  4.950%,  01/02/97                                   500            500
                                                                   -----
                                                                   1,200
                                                                   -----
MINNESOTA - 1.2%
Rochester, Minnesota TECP
  3.450%,  02/12/97                                 1,500          1,500
                                                                   -----
MISSISSIPPI - 1.6%
Claiborne County,
  Mississippi TECP
  3.600%,  01/14/97                                 1,000          1,000
  3.600%,  03/10/97                                 1,000          1,000
                                                                   -----
                                                                   2,000
                                                                   -----
MISSOURI - 4.8%
Missouri State Health and
  Educational Facilities
  Authority Revenue Bond
  for Washington University,
  Series A (A)
  4.950%,  01/02/97                                 1,700          1,700
Missouri State TECP
  3.550%,  01/08/97                                 1,200          1,200
University of Missouri Capital
  Project Note, Series FY
  4.750%,  06/30/97                                 3,000          3,012
                                                                   -----
                                                                   5,912
                                                                   -----
MONTANA - 0.3%
Forsyth, Montana Pollution
  Control Revenue Bond for
  Portland General Electric
  Project (A) (B) (C)
  4.150%,  01/07/97                                   200            200
--------------------------------------------------------------------------
DESCRIPTION                                     PAR (000)     VALUE (000)
--------------------------------------------------------------------------
Forsyth, Montana Pollution
  Control Revenue Bond for
  Portland General Electric
  Project, Series B (A) (B) (C)
  4.150%,  01/07/97                                  $100           $100
                                                                   -----
                                                                     300
                                                                   -----
NEVADA - 1.2%
Nevada State Housing Facilities
  Revenue Bond for Multi-Unit
  Park Project,
  Series A (A) (B) (C)
  4.300%,  01/07/97                                 1,500          1,500
                                                                   -----
NEW MEXICO - 0.8%
Albuquerque, New Mexico Gross
  Receipts Revenue Bond
  (A) (B) (C)
  4.100%,  01/07/97                                 1,000          1,000
                                                                   -----
NEW YORK - 2.5%
New York City, New York TECP
  3.550%,  02/12/97                                 3,000          3,000
                                                                   -----
NORTH CAROLINA - 1.9%
North Carolina  TECP
  3.350%,  03/13/97                                 1,500          1,500
Wake County, North Carolina
  Industrial Development
  Authority Revenue Bond
  for Carolina Power & Light
  Company Project,
  Series A  (A) (B) (C)
  4.150%,  01/07/97                                   800            800
                                                                   -----
                                                                   2,300
                                                                   -----
OHIO - 0.6%
Ohio State Air Quality Revenue
  Bond, Series B (A) (B)
  4.700%,  01/02/97                                   700            700
                                                                   -----
OREGON - 1.1%
Port of Portland, Oregon Pollution
  Control Revenue Bond for
  Reynold Metals Project
  (A) (B) (C)
  4.950%,  01/02/97                                   800            800
Port of St. Helens, Oregon
  Pollution Control Revenue
  Bond (A) (B) (C)
  4.950%,  01/02/97                                   500            500
                                                                   -----
                                                                   1,300
                                                                   -----
PENNSYLVANIA - 14.1%
Allegheny County, Pennsylvania
  Hospital Development Revenue
  Bond for Presbyterian University
  Hospital Project, Series B1
  (A) (B) (C)
  3.900%,  01/02/97                                   400            400

SEE ACCOMPANYING NOTES TO FINANICAL STATEMENTS.

STATEMENT
OF
NET ASSETS

AS OF DECEMBER 31, 1996
(UNAUDITIED)

TAX-FREE RESERVE (CONCLUDED)
----------------------------------------------------------------------
DESCRIPTION                                  PAR (000)     VALUE (000)
----------------------------------------------------------------------
Allegheny County, Pennsylvania
  Hospital Development Revenue
  Bond for Presbyterian
  University Hospital Project,
  Series B2 (A) (B) (C)
  3.900%,  01/02/97                           $  830          $ 830
Allegheny County, Pennsylvania,
  Series C-33, GO
  7.300%,  02/15/97                            1,000          1,004
Beaver County, Pennsylvania
  Industrial Development
  Authority Revenue Bond for
  Duquesne Light Company
  Project, Series B (A) (B) (C)
  4.100%,  01/07/97                              100            100
Langhorne, Pennsylvania Hospital
  Authority Revenue Bond for
  St. Mary's Hospital,
  Series A (A) (B) (C)
  4.850%,  01/02/97                              200            200
Langhorne, Pennsylvania Hospital
  Authority Revenue Bond for
  St. Mary's Hospital,
  Series C  (A) (B) (C)
  4.850%,  01/02/97                              600            600
Lehigh County, Pennsylvania
  Industrial Development
  Authority Revenue Bond
  for Allegheny Electric
  Corporation Project (A) (B) (C)
  3.650%,  01/02/97                              300            300
Montgomery County,
  Pennsylvania TECP
  3.500%,  01/16/97                              600            600
  3.550%,  01/16/97                            2,400          2,400
  3.500%,  03/07/97                            2,000          2,000
Pennsylvania State Higher
  Education Facilities
  Authority Revenue Bond
  for Carnegie Mellon
  University Project,
  Series B (A) (B)
  5.000%,  01/02/97                            1,700          1,700
Pittsburgh, Pennsylvania
  Water and Sewer Authority
  Revenue Bond, Series A (FGIC)
  3.750%,  09/01/97                            1,500          1,497
Washington County, Pennsylvania
  Lease Revenue Bond (A) (B) (C)
  4.150%,  01/07/97                            2,440          2,440
Wissahickon, Pennsylvania
  School District GO
  4.500%,  11/15/97                            1,125          1,132
York, Pennsylvania General
  Authority Pooled Revenue
  Bond (A) (B) (C)
  4.150%,  01/02/97                            2,000          2,000
                                                              -----
                                                             17,203
                                                              -----
----------------------------------------------------------------------
DESCRIPTION                                  PAR (000)     VALUE (000)
---------------------------------------------------------------------
PUERTO RICO - 1.6%
Puerto Rico Commonwealth
  TRAN, Series A
  4.000%,  07/30/97                           $2,000         $2,007
                                                              -----
SOUTH CAROLINA - 1.3%
Berkley County, South Carolina
  Pollution Control Revenue
  Bond for Amoco Chemical
  Project (A) (B) (C)
  4.900%,  01/02/97                              700            700
Richland County, South Carolina
  Hospital Facilities Revenue
  Bond for Sunhealth-Orangeburg
  Project, Series C2 (A) (B) (C)
  4.450%,  01/07/97                              450            450
York County, South Carolina
  Pollution Control Revenue
  Bond, Series NRU-84N-2
  (A) (B) (C)
  4.150%,  01/07/97                              400            400
                                                              -----
                                                              1,550
                                                              -----
TENNESSEE - 1.2%
Sullivan County, Tennessee
  Industrial Development
  Authority Pollution Control
  Revenue Bond for Mead
  Project (A) (B) (C)
  4.950%,  01/02/97                            1,400          1,400
                                                              -----
TEXAS - 12.7%
Camp County, Texas Industrial
  Development Authority
  Revenue Bond for Texas
  Oil & Gas Project (A) (B) (C)
  4.300%,  01/07/97                              500            500
Grapevine, Texas Industrial
  Development Authority
  Revenue Bond for American
  Airlines Project,
  Series A2 (A) (B) (C)
  4.950%,  01/02/97                              300            300
Grapevine, Texas Industrial
  Development Authority
  Revenue Bond for American
  Airlines Project,
  Series A4 (A) (B) (C)
  4.950%,  01/02/97                              600            600
Grapevine, Texas Industrial
  Development Authority
  Revenue Bond for American
  Airlines Project,
  Series B2 (A) (B) (C)
  4.950%,  01/02/97                              500            500
Grapevine, Texas Industrial
  Development Authority
  Revenue Bond for American
  Airlines Project,
  Series B4 (A) (B) (C)
  4.950%,  01/02/97                              700            700

SEE ACCOMPANYING NOTES TO FINANICAL STATEMENTS.

COREFUND MONEY MARKET FUNDS
----------------------------------------------------------------------
DESCRIPTION                                 PAR (000)     VALUE (000)
----------------------------------------------------------------------
Harris County, Texas Industrial
  Development Authority
  Pollution Control Revenue
  Bond (A) (B)
  5.000%,  01/02/97                        $  200      $     200
Houston, Texas TRAN
  4.500%,  06/30/97                         2,000          2,006
Hunt County, Texas Industrial
  Development Authority
  Revenue Bond for Trico
  Industries Incorporated
  Project (A) (B) (C)
  4.000%,  01/07/97                         1,600          1,600
Nueces County, Texas Health
  Facilities Authority Revenue
  Bond for Driscoll Children's
  Foundation Project (A) (B) (C)
  4.150%,  01/07/97                         1,675          1,675
Texas State Higher Education
  Authority Revenue Bond,
  Series B (A) (B) (C)
  4.100%,  01/07/97                         1,450          1,450
Texas State Southwest Higher
  Education Authority Revenue
  Bond for Southern Methodist
  University (A) (B) (C)
  4.950%,  01/02/97                         1,000          1,000
Texas State TRAN
  4.750%,  08/29/97                         5,000          5,025
                                                           -----
                                                          15,556
                                                           -----
VERMONT - 1.1%
Vermont State Student Loan
  Revenue Bond for Student
  Loan Assistance Corporation
  Project (A) (B) (C)
  3.650%,  01/02/97                         1,335          1,335
                                                           -----
VIRGINIA - 2.5%
Virginia State Peninsula Port
  Authority Revenue Bond for
  Dominion Terminal Project,
  Series D (A)
  4.950%,  01/02/97                         1,500          1,500
Virginia State Peninsula Port
  Authority TECP
  3.550%,  01/02/97                         1,500          1,500
                                                           -----
                                                           3,000
                                                           -----
WEST VIRGINIA - 0.3%
West Virginia State Hospital
  Finance Authority Revenue
  Bond for St. Mary's Hospital
  Project (A) (B) (C)
  4.150%,  01/07/97                           400            400
                                                           -----
----------------------------------------------------------------------
DESCRIPTION                                 PAR (000)     VALUE (000)
----------------------------------------------------------------------
WISCONSIN - 0.5%
Lac Du Flambeau, Wisconsin
  Lake Superior Chippewa
  Indians Special Obligation for
  Simpson Electric Project
  (A) (B) (C)
  4.150%,  01/02/97                         $ 600         $  600
                                                         -------
WYOMING - 4.0%
Converse, Wyoming TECP
  3.500%,  03/06/97                         1,000          1,000
Gillette County, Wyoming TECP
  3.450%,  03/14/97                         1,200          1,200
Lincoln County, Wyoming
  Pollution Control Revenue
  Bond, Series 1984 B (A)
  5.000%,  01/02/97                           900            900
Lincoln County, Wyoming
  Resource Recovery Revenue
  Bond for Exxon Project,
  Series C (A) (B) (C)
  5.000%,  01/02/97                         1,300          1,300
Platte County, Wyoming
  Pollution Control Revenue
  Bond, Series B (A) (B) (C)
  5.050%,  01/02/97                           500            500
                                                         -------
                                                           4,900
                                                         -------
TOTAL MUNICIPAL BONDS
(Cost $120,698)                                          120,698
                                                         -------
TOTAL INVESTMENTS - 98.8%
(Cost $120,698)                                          120,698
                                                         -------
OTHER ASSETS AND LIABILITIES,
  NET - 1.2%                                               1,411
                                                         -------

SEE ACCOMPANYING NOTES TO FINANICAL STATEMENTS.

STATEMENT
OF
NET ASSETS

AS OF DECEMBER 31, 1996
(UNAUDITIED)

TAX-FREE RESERVE (CONCLUDED)
-----------------------------------------------------------------------
DESCRIPTION                                               VALUE (000)
-----------------------------------------------------------------------
NET ASSETS:
Portfolio Shares - Class Y
  ($0.001 par value - 250
  million authorized) based
  on 119,266,706 outstanding shares                      $119,267
Portfolio Shares - Class C
  ($0.001 par value - 250
  million authorized) based
  on 2,895,839 outstanding shares                           2,896
Accumulated Net Realized
  Loss on Investments                                         (53)
Distributions in Excess of
  Net Investment Income                                        (1)
                                                         --------
TOTAL NET ASSETS - 100.0%                                $122,109
                                                         ========
NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE -
  CLASS Y & CLASS C                                         $1.00
                                                         ========

(A) VARIABLE RATE SECURITY - THE RATE REFLECTED ON THE STATEMENT OF NET
    ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1996.
(B) PUT OR DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY. THE MATURITY DATE SHOWN IS THE LESSOR OF THE PUT DEMAND DATE OR MATURITY DATE.
(C) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT
    ISSUED BY A MAJOR COMMERCIAL BANK OR FINANCIAL INSTITUTION.
(FGIC) - FINANCIAL GUARANTY INSURANCE COMPANY
GO - GENERAL OBLIGATION
TECP - TAX EXEMPT COMMERICAL PAPER
TRAN - TAX AND REVENUE ANTICIPATION NOTE

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

STATEMENT
OF
OPERATIONS
(000)

AS OF
DECEMBER 31, 1996
(UNAUDITED)

COREFUND EQUITY FUNDS


                    ----------  ----------- -----------  -----------  -------------  --------
                      EQUITY    CORE EQUITY   GROWTH       SPECIAL    INTERNATIONAL  BALANCED
                    INDEX FUND    FUND(3)   EQUITY FUND  EQUITY FUND   GROWTH FUND     FUND
                    ----------  ----------- -----------  -----------  -------------  --------

INVESTMENT INCOME
Dividends             $1,953       $3,673        $724         $283          $994        $578
Interest                  15          408         158           87           114       1,476
Less: Foreign
  taxes withheld          --           --          --           --           (79)         --
                     -------      -------      ------       ------        ------      ------
Total investment
  income               1,968        4,081         882          370         1,029       2,054
                     -------      -------      ------       ------        ------      ------

EXPENSES:
Investment
  advisory fees          364        1,648         494          497           548         395
Waiver of investment
  advisory fees         (255)          --         (20)        (388)           (6)        (79)
Administrative fees      228          557         165           83           171         141
Waiver of
  administrative fees    (76)        (200)        (56)         (28)          (61)        (49)
Transfer agent fees
  & expenses              21           34          15           (2)           22           9
Custodian fees            --           --          --           13            73          --
Professional fees         10           25           7            7             5           4
Registration &
  filing fees              3           15           5           (2)           (2)          2
12b-1 fees                --           15           4            2             3           4
Taxes--other than income  21            4          11           --            --           2
Printing fees              8           17           5            2            15           4
Organizational costs      --           --          --            4            --          --
Miscellaneous             19           18           4            3            (3)          4
                     -------      -------      ------       ------        ------      ------
Total expenses           343        2,133         634          191           765         437
                     -------      -------      ------       ------        ------      ------

NET INVESTMENT
  INCOME               1,625        1,948         248          179           264       1,617
NET REALIZED AND
  UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain
  (loss) from security
  transactions           693       32,360       8,427        5,083           (30)      2,729
Net realized gain
  on forward foreign
  currency contracts and
  foreign currency
  transactions            --           --          --           --         1,270          --
Net unrealized
  depreciation on
  forward foreign
  currency contracts
  and translation of
  assets and liabilities
  in foreign currencies   --           --          --           --          (562)         --
Net change in unrealized
  appreciation
  (depreciation)
  on investments      18,608       24,568      (1,114)        (794)        3,325       1,383
                     -------      -------      ------       ------        ------      ------

NET INCREASE IN
  NET ASSETS
  RESULTING FROM
  OPERATIONS         $20,926      $58,876      $7,561       $4,468        $4,267      $5,729
                     =======      =======      ======       ======        ======      ======

COMPUTATION OF
  NET ASSET VALUE
  AND OFFERING PRICE
  DECEMBER 31, 1996:
CLASS Y
1 Net asset value,
  offer and
  redemption price   $ 31.29       $18.09      $13.44       $10.20        $13.16      $12.36
                     =======      =======      ======       ======        ======      ======
CLASS A
1 Net asset
  value, redemption
  price                31.28        18.11       13.42        10.19         13.16       12.37
 Maximum sales
  charge of 5.50%       1.82         1.05        0.78         0.59          0.77        0.72
                     -------      -------      ------       ------        ------      ------

2 Offering price      $33.10       $19.16      $14.20       $10.78        $13.93      $13.09
                     =======      =======      ======       ======        ======      ======


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0
  1 NET ASSET VALUE PER SHARE, AS ILLUSTRATED, IS THE AMOUNT WHICH WOULD BE PAID UPON THE REDEMPTION OR EXCHANGE OF SHARES.
  2 THE OFFER PRICE IS CALCULATED BY DIVIDING THE NET ASSET VALUE OF CLASS A BY 1 MINUS THE MAXIMUM SALES CHARGE OF 5.50%.
  3  THIS FUND WAS FORMERLY KNOWN AS THE EQUITY FUND.

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                     78 & 79

STATEMENT
OF
OPERATIONS
(000)

AS OF
DECEMBER 31, 1996
(UNAUDITED)

COREFUND FIXED INCOME FUNDS


                               ----------     ------------      -----------       ----
                               SHORT TERM        SHORT-
                                 INCOME       INTERMEDIATE       GOVERNMENT       BOND
                                  FUND         BOND FUND        INCOME FUND       FUND
                               ----------     ------------      -----------       ----
INVESTMENT INCOME
Interest                           $879       $5,440               $679         $6,890
                                 ------       ------             ------         ------
Total Investment income             879        5,440                679          6,890
                                 ------       ------             ------         ------
EXPENSES
Investment advisory fees            111          417                 48            746
Waiver of investment
  advisory fees                     (74)        (209)               (12)          (393)
Administrative fees                  38          209                 24            252
Waiver of administrative fees       (13)         (69)                (7)           (90)
Transfer agent fees & expenses        2           13                  3             29
Custodian fees                       (2)           -                  -            (24)
Professional fees                     4            9                  2             23
Registration & filing fees            -            6                  -              7
12b-1 fees                            -            4                  2              2
Taxes-other than income               -            4                  -              -
Printing fees                         1            7                  1              8
Organizational costs                  1            -                  3             -
Miscellaneous                         2            6                  1              9
                                 ------       ------             ------         ------
Total expenses                       70          397                 65            569
                                 ------       ------             ------         ------
NET INVESTMENT INCOME               809        5,043                614          6,321
NET REALIZED AND
  UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized
  gain (loss) from:
Security transactions                (7)         253                (83)            18
Option transactions                   -            -                  -              -
Net realized
  gain on forward
  foreign currency
  contracts and
  foreign currency
  transactions                        -            -                  -              -
Net unrealized
  appreciation on
  forward foreign
  currency
  contracts and
  translation of other
  assets and liabilities
  in foreign currencies               -            -                  -              -
Net change in unrealized
  appreciation
  on investments                    110        1,432                367          2,908
                                 ------       ------             ------         ------

NET INCREASE IN
  NET ASSETS RESULTING
  FROM OPERATIONS                  $912       $6,728               $898         $9,247
                                 ======       ======             ======         ======

COMPUTATION OF NET
  ASSET VALUE AND
  OFFERING
  PRICE - DECEMBER 31, 1996:
CLASS Y
1 Net asset value,
  offer and redemption
  price                           $9.97        $9.86              $9.76         $10.29
                                 ======       ======             ======         ======

CLASS A
1 Net asset value,
  redemption price                 9.97         9.86               9.77          10.29
 Maximum sales charge of
  3.25% or 4.75%                   0.33         0.33               0.33           0.51
                                 ------       ------             ------         ------

2 Offering price                 $10.30       $10.19             $10.10         $10.80
                                 ======       ======             ======         ======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
1 NET ASSET VALUE PER SHARE, AS ILLUSTRATED, IS THE AMOUNT WHICH WOULD BE PAID UPON THE REDEMPTION OR EXCHANGE OF SHARES.
2 THE OFFER PRICE IS CALCULATED BY DIVIDING THE NET ASSET VALUE OF CLASS A BY 1 MINUS THE MAXIMUM SALES CHARGE OF 3.25% FOR THE SHORT TERM INCOME, SHORT-INTERMEDIATE BOND, GOVERNMENT INCOME AND INTERMEDIATE MUNICIPAL BOND FUNDS AND 4.75% FOR THE BOND, GLOBAL BOND, PENNSYLVANIA MUNICIPAL BOND
   AND NEW JERSEY MUNICIPAL BOND FUNDS.

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENT
OF
OPERATIONS
(000)

AS OF
DECEMBER 31, 1996
(UNAUDITED)

COREFUND FIXED INCOME FUNDS

                                        ------       ------------     ------------      ----------
                                        GLOBAL       INTERMEDIATE     PENNSYLVANIA      NEW JERSEY
                                         BOND          MUNICIPAL        MUNICIPAL       MUNICIPAL
                                         FUND          BOND FUND        BOND FUND       BOND FUND
                                        ------       ------------     ------------      ----------

INVESTMENT INCOME
Interest                               $ 1,091         $    37          $   285           $    39
                                       -------         -------          -------           -------

Total Investment income                  1,091              37              285                39
                                       -------         -------          -------           -------

EXPENSES
Investment advisory fees                   104               4               27                 4
Waiver of investment
  advisory fees                            (15)             (2)             (27)               (4)
Administrative fees                         43               2               13                 2
Waiver of administrative fees              (16)             (1)             (13)               (2)
Transfer agent fees & expenses               9              --                1                 1
Custodian fees                               4              --               --                --
Professional fees                           (1)             --                1                --
Registration & filing fees                   2              (4)               1                --
12b-1 fees                                  --               1                1                --
Taxes-other than income                     --              --                1                --
Printing fees                                3              --                1                --
Organizational costs                         4               3               --                 1
Miscellaneous                               (2)              2               --                --
                                       -------         -------          -------           -------

Total expenses                             135               5                6                 2
                                       -------         -------          -------           -------

NET INVESTMENT INCOME                      956              32              279                37
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Security transactions                      422              (2)              21                --
Option transactions                       (931)             --               --                --
Net realized gain on
  forward foreign
  currency contracts and
 foreign currency transactions             459              --               --                --
Net unrealized appreciation on
  forward foreign currency
contracts and translation
  of other assets and
  liabilities
  in foreign currencies                    102              --               --                --
Net change in
  unrealized appreciation
  on investments                           510              26              189                20
                                       -------         -------          -------           -------

NET INCREASE IN
  NET ASSETS RESULTING
  FROM OPERATIONS                      $ 1,518         $    56          $   489           $    57
                                       =======         =======          =======           =======

COMPUTATION OF NET
  ASSET VALUE AND
  OFFERING PRICE -
  DECEMBER 31, 1996:
CLASS Y
1 Net asset value,
  offer and redemption price           $  9.70         $ 10.06          $ 10.43           $ 10.14
                                       =======         =======          =======           =======

CLASS A
1 Net asset value,
  redemption price                        9.69           10.06            10.43             10.14
  Maximum sales charge of
  3.25% or 4.75%                          0.48            0.34             0.52              0.51
                                       -------         -------          -------           -------

2 Offering  price                      $ 10.17         $ 10.40          $ 10.95           $ 10.65
                                       =======         =======          =======           =======


STATEMENT
OF
OPERATIONS

AS OF
DECEMBER 31, 1996
(UNAUDITED)

COREFUND MONEY MARKET FUNDS

                                         --------    --------    --------
                                         TREASURY      CASH      TAX-FREE
                                          RESERVE     RESERVE    RESERVE
                                         --------    --------    --------

INVESTMENT INCOME:
Interest                                 $ 24,610    $ 23,261     $ 2,180
                                         --------    --------    --------

Total investment income                    24,610      23,261       2,180
                                         --------    --------    --------

EXPENSES:
Investment advisory fees                    1,840       1,715         248
Waiver of investment
  advisory fees                              (552)       (515)        (54)
Administrative fees                         1,150       1,072         155
Waiver of administrative
  fees                                       (401)       (373)        (74)
Transfer agent fees & expenses                 71          67           9
Custodian                                      --          --          --
Professional fees                              39          45           5
Registration & filing fees                     32          26          (3)
12b-1 fees                                     21          27           4
Taxes--other than income                       13          13           1
Printing                                       41          34           6
Organization costs                             --          --          --
Miscellaneous                                  68          26          10
                                         --------    --------    --------

Total expenses                              2,322       2,137         307
                                         --------    --------    --------

NET INVESTMENT INCOME                      22,288      21,124       1,873
                                         --------    --------    --------

NET REALIZED GAIN
  ON INVESTMENTS:
Net realized gain
  from security
  transactions                                 22           3          --
                                         --------    --------    --------

NET INCREASE IN
  NET ASSETS RESULTING
  FROM OPERATIONS                        $ 22,310    $ 21,127     $ 1,873
                                         ========    ========    ========




See accompanying notes to finanical statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

STATEMENT
OF CHANGES
IN NET ASSETS
(000)

AS OF
DECEMBER 31, 1996
(UNAUDITED)

COREFUND EQUITY FUNDS


                          ----------------  ----------------  ----------------  ----------------  ---------------   ----------------
                               EQUITY          CORE EQUITY         GROWTH            SPECIAL        INTERNATIONAL      BALANCED
                            INDEX FUND(3)         FUND(4)        EQUITY FUND       EQUITY FUND       GROWTH FUND         FUND
                          ----------------  ----------------  ----------------  ----------------  ---------------   ----------------
                           7/1/96  7/1/95   7/1/96   7/1/95(1) 7/1/96   7/1/95   7/1/96 7/1/95(1)  7/1/96  7/1/95    7/1/96  7/1/95
                             TO      TO       TO       TO        TO      TO        TO      TO        TO      TO        TO      TO
                          12/31/96 6/30/96  12/31/96 6/30/96  12/31/96 6/30/96  12/31/96 6/30/96  12/31/96 6/30/96  12/31/96 6/30/96
                          -------- -------  -------- -------  -------- -------  -------- -------  -------- -------  -------- -------
OPERATIONS:
Net investment income   $1,625   $2,673  $ 1,948  $ 3,058   $  248   $   695   $  179  $  378    $  264   $ 1,286   $1,617 $2,183
Net realized gain
 from security
 transactions and
 foreign currency
 transactions              693    4,702   32,360   43,129    8,427    10,837    5,083   9,147     1,240    11,844    2,729  4,822
Net unrealized
 appreciation
 (depreciation)
 on investments,
 forward foreign
 currency contracts
 and translation
 of assets and
 liabilites in
 foreign currencies     18,608   23,222   24,568   23,229   (1,114)   17,962     (794)  2,372     2,763     5,712    1,383   6,379
                      --------  ------- -------- -------- --------  --------  ------- -------  --------  -------- -------- --------

Net increase in net
 assets resulting
 from operations        20,926   30,597   58,876   69,416    7,561    29,494    4,468  11,897     4,267    18,842    5,729  13,384
                      --------  ------- -------- -------- --------  --------  ------- -------  --------  -------- -------- --------

DIVIDENDS DISTRIBUTED
 FROM:
Net investment income:
Retail Class (a)            --       --       --      (35)      --        --       --      --        --        --       --       --
Institutional Class (a)     --       --       --   (2,133)      --        --       --      --        --        --       --       --
Class Y (b)             (1,618)  (2,677)  (1,892)  (1,001)    (241)     (691)    (177)   (388)   (3,802)   (2,440)  (1,582)  (2,108)
Class A (b)                 (4)      --      (38)     (21)      (3)      (11)      (2)     (6)      (53)      (38)     (44)     (69)
Net realized gains:
Retail Class (a)            --       --       --   (1,150)      --        --       --      --        --        --       --       --
Institutional Class (a)     --       --       --  (57,348)      --        --       --      --        --        --       --       --
Class Y (b)             (1,484)  (3,835) (35,253)      --  (13,864)   (2,808) (13,011) (8,564)   (8,375)     (548)  (5,885)    (840)
Class A (b)                 (6)      --     (977)      --     (403)      (63)    (308)   (113)     (130)      (10)    (184)     (32)
                      --------  ------- -------- -------- --------  --------  ------- -------  --------  -------- -------- --------

Total dividends
 distributed            (3,112)  (6,512) (38,160) (61,688) (14,511)   (3,573) (13,498) (9,071)  (12,360)   (3,036)  (7,695)  (3,049)
                      --------  ------- -------- -------- --------  --------  ------- -------  --------  -------- -------- --------

CAPITAL TRANSACTIONS (2):
Retail Class (a):
Exchanged for Class
 A Shares                   --       --       --       --       --        --       --    (984)       --        --       --       --
Proceeds from shares
 issued                     --       --       --    1,033       --        --       --     166        --        --       --       --
Reinvestment of cash
 distributions              --       --       --    1,168       --        --       --     115        --        --       --       --
Cost of shares redeemed     --       --       --     (674)      --        --       --     (29)       --        --       --       --
                      --------  ------- -------- -------- --------  --------  ------- -------  --------  -------- -------- --------

Increase (decrease)
 in net assets
 from Retail Class
 transactions               --       --       --    1,527       --        --       --    (732)         --      --       --       --
                      --------  ------- -------- -------- --------  --------  ------- -------  --------  -------- -------- --------

Institutional
 Class (a):
Exchanged for
 Class Y Shares             --       --       --       --       --        --       -- (58,929)       --        --       --       --
Proceeds from shares
 issued                     --       --       --   35,302       --        --       --   6,660        --        --       --       --
Reinvestment of cash
 distributions              --       --       --   58,151       --        --       --   8,821        --        --       --       --
Cost of shares redeemed     --       --       --  (92,405)      --        --       -- (12,704)       --        --       --       --
                      --------  ------- -------- -------- --------  --------  ------- -------  --------  -------- -------- --------

Increase (decrease)
 in net assets from
 Institutional Class
 transactions               --       --       --    1,048       --        --       -- (56,152)       --        --       --       --
                      --------  ------- -------- -------- --------  --------  ------- -------  --------  -------- -------- --------

Class Y (b):
Proceeds from
 shares issued in
 merger (c)                 --       --       --   34,310       --        --       --  58,929        --    16,130       --   38,306
Proceeds from
 shares issued          19,369   50,936   29,521   16,834   21,382    24,852    6,813   2,827     7,053    17,623   13,427   17,797
Reinvestment of
 cash distributions      3,511    6,064   37,189       --   12,621     3,081   13,201      --    11,015     2,732    7,448    2,494
Cost of shares
 redeemed              (10,714) (27,288) (43,651) (23,221) (15,889)  (24,528)  (9,710) (2,083)  (12,841)  (23,593) (11,756) (27,174)
                      --------  ------- -------- -------- --------  --------  ------- -------  --------  -------- -------- --------

Increase in net
 assets from Class
 Y transactions         12,166   29,712   23,059   27,923   18,114     3,405   10,304  59,673     5,227    12,892    9,119   31,423
                      --------  ------- -------- -------- --------  --------  ------- -------  --------  -------- -------- --------

Class A (b):
Proceeds from shares
 issued in merger (c)       --       --       --    2,807       --        --       --     984        --        59       --       95
Proceeds from shares
 issued                    922       --    1,106      575      727       980      475      98       214       421      585      678
Reinvestment of cash
 distributions              10       --    1,026       --      409        71      310      --       178        46      246       96
Cost of shares redeemed     (1)      --     (812)    (549)    (193)     (530)     (64)     (3)     (268)     (592)    (416)    (360)
                      --------  ------- -------- -------- --------  --------  ------- -------  --------  -------- -------- --------

Increase (decrease)
 in net assets from
 Class A transactions      931       --    1,320    2,833      943       521      721   1,079       124       (66)     415      509
                      --------  ------- -------- -------- --------  --------  ------- -------  --------  -------- -------- --------

Increase in net
 assets derived from
 capital share
 transactions           13,097   29,712   24,379   33,331   19,057     3,926   11,025   3,868     5,351    12,826    9,534   31,932
                      --------  ------- -------- -------- --------  --------  ------- -------  --------  -------- -------- --------

Net increase
 (decrease)
 in net assets          30,911   53,797   45,095   41,059   12,107    29,847    1,995   6,694    (2,742)   28,632    7,568   42,267
                      --------  ------- -------- -------- --------  --------  ------- -------  --------  -------- -------- --------

NET ASSETS:
Beginning of period    166,350  112,553  426,002  384,943  123,235    93,388   64,824  58,130   141,413   112,781  105,703   63,436
                      --------  ------- -------- -------- --------  --------  ------- -------  --------  -------- -------- --------

End of period         $197,261 $166,350 $471,097 $426,002 $135,342  $123,235  $66,819 $64,824  $138,671  $141,413 $113,271 $105,703
                      ======== ======== ======== ======== ========  ========  ======= =======  ========  ======== ======== ========




AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(A) RETAIL AND INSTITUTIONAL CLASS AMOUNTS FOR THE YEAR ENDED JUNE 30, 1996 REPRESENT ACTIVITY OF THE
     ACQUIRED CONESTOGA FUND FROM  NOVEMBER 1, 1995 THROUGH APRIL 14, 1996.
(B) ON APRIL 22, 1996 SERIES A SHARES WERE REDESIGNATED CLASS Y SHARES, AND SERIES B SHARES WERE REDESIGNATED CLASS A SHARES.
(C)  ON APRIL 15 & 22, 1996 THE CONESTOGA FUNDS WERE ACQUIRED BY COREFUNDS, INC.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     84 & 85

STATEMENT
OF CHANGES
IN NET ASSETS
(000)
AS OF
DECEMBER 31, 1996
(UNAUDITED)
                                                                        COREFUND
COREFUND FIXED INCOME FUNDS
--------------------------------------------------------------------------------

                                      --------------------  --------------------    ------------------    ---------------------
                                                                   SHORT-
                                            SHORT TERM         INTERMEDIATE              GOVERNMENT              BOND
                                           INCOME FUND           BOND FUND               INCOME FUND             FUND
                                      --------------------  --------------------    -------------------   ---------------------
                                       7/1/96     7/1/95(1)   7/1/96      7/1/95    7/1/96     7/1/95       7/1/96     7/1/95(1)
                                         to         to          to         to         to         to          to          to
                                      12/31/96    6/30/96    12/31/96    6/30/96    12/31/96   6/30/96     12/31/96    6/30/96
                                      --------   --------   ---------   --------   --------   --------    ---------   ---------

OPERATIONS:
   Net investment income              $    809   $  1,174   $   5,043   $   4,696   $    614   $    892   $   6,321   $   8,196

   Net realized gain (loss) from
     security transactions and
     foreign currency transactions          (7)       (81)        253        (987)       (83)        31          18      (1,252)
   Net unrealized appreciation
     (depreciation) on
     investments, forward
     foreign currency
     contracts and translation
     of assets and
     liabilites in foreign currencies      110       (170)      1,432         156        367       (414)      2,908      (4,687)
                                      --------   --------   ---------   ---------   --------   --------   ---------   ---------
   Net increase in
     net assets resulting
     from operations                       912        923       6,728       3,865        898        509       9,247       2,257
                                      --------   --------   ---------   ---------   --------   --------   ---------   ---------

DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
      Class Y (b)                         (807)    (1,238)     (4,955)     (4,567)      (573)      (812)     (6,283)     (8,523)
      Class A (b)                           (2)        --         (88)       (123)       (41)       (78)        (40)        (56)

   Net realized gains:
      Retail Class (a)                      --         --          --          --         --         --          --         (10)
      Institutional Class (a)               --        (32)         --          --         --         --          --      (1,458)
      Class Y (b)                           --         --          --          --         --         --          --          --
      Class A (b)                           --         --          --          --         --         --          --          --
                                      --------   --------   ---------   ---------   --------   --------   ---------   ---------
Total dividends distributed               (809)    (1,270)     (5,043)     (4,690)      (614)      (890)     (6,323)    (10,047)
                                      --------   --------   ---------   ---------   --------   --------   ---------   ---------

CAPITAL TRANSACTIONS (2):
   Retail Class (a):
      Exchanged for Class A Shares          --         (1)         --          --         --         --          --      (1,294)
      Proceeds from shares issued           --         --          --          --         --         --          --         122
      Reinvestment of cash
       distributions                        --         --          --          --         --         --          --          44
      Cost of shares redeemed               --        (11)         --          --         --         --          --        (198)
                                      --------   --------   ---------   ---------   --------   --------   ---------   ---------
      Decrease in net assets
      from Retail
      Class transactions                    --        (12)         --          --         --         --          --      (1,326)

                                      --------   --------   ---------   ---------   --------   --------   ---------   ---------
   Institutional Class (a):
      Exchanged for Class Y Shares          --    (29,918)         --          --         --         --          --    (194,533)
      Proceeds from shares issued           --      5,788          --          --         --         --          --      28,200
      Reinvestment of cash
       distributions                        --        931          --          --         --         --          --       7,057
      Cost of shares redeemed               --    (12,577)         --          --         --         --          --     (28,354)
                                      --------   --------   ---------   ---------   --------   --------   ---------   ---------
      Decrease in net assets
       from Institutional
      Class transactions                    --    (35,776)         --          --         --         --          --    (187,630)
                                      --------   --------   ---------   ---------   --------   --------   ---------   ---------

   Class Y (b):
      Proceeds from shares
       issued in merger (c)                 --     29,918          --     113,422         --         --          --     194,533
      Proceeds from shares
       issued                            4,164      2,116      19,368      16,680      5,786      5,296       9,320      13,215
      Reinvestment of
       cash distributions                  942        203       5,047       3,735        304        412       6,815       1,409
      Cost of shares redeemed           (4,892)    (2,040)    (23,147)    (28,327)      (753)    (2,718)    (22,600)     (9,632)
                                      --------   --------   ---------   ---------   --------   --------   ---------   ---------
      Increase (decrease)
       in net assets
      from Class Y transactions            214     30,197       1,268     105,510      5,337      2,990      (6,465)    199,525
                                      --------   --------   ---------   ---------   --------   --------   ---------   ---------
   Class A (b):
      Proceeds from shares
       issued in merger (c)                 --          1          --       1,207         --         --          --       1,294
      Proceeds from shares issued          142         --         112         282        285        157         226          65
      Reinvestment of cash
       distributions                         2         --          80          85         42         70          40          13
      Cost of shares redeemed               --         --        (228)       (445)      (132)      (285)       (181)        (88)
                                      --------   --------   ---------   ---------   --------   --------   ---------   ---------
      Increase (decrease)
      in net assets
      from Class A transactions            144          1         (36)      1,129        195        (58)         85       1,284
                                      --------   --------   ---------   ---------   --------   --------   ---------   ---------
     Increase (decrease)
     in net assets derived
     from capital share transactions       358     (5,590)      1,232     106,639      5,532      2,932      (6,380)     11,853
                                      --------   --------   ---------   ---------   --------   --------   ---------   ---------
     Net increase (decrease)
     in net assets                         461     (5,937)      2,917     105,814      5,816      2,551      (3,456)      4,063
                                      --------   --------   ---------   ---------   --------   --------   ---------   ---------
NET ASSETS:
    Beginning of period                 30,133     36,070     162,903      57,089     15,230     12,679     199,878     195,815
                                      --------   --------   ---------   ---------   --------   --------   ---------   ---------
    End of period                     $ 30,594   $ 30,133   $ 165,820   $ 162,903   $ 21,046   $ 15,230    $196,422   $ 199,878
                                      ========   ========   =========   =========   ========   ========   =========   =========


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                       86


                                                   -------------------   ------------------  ------------------   -----------------
                                                                            INTERMEDIATE        PENNSYLVANIA          NEW JERSEY
                                                         GLOBAL               MUNICIPAL           MUNICIPAL            MUNICIPAL
                                                        BOND FUND             BOND FUND           BOND FUND            BOND FUND
                                                   -------------------   ------------------  ------------------   -----------------
                                                    7/1/96     7/1/95     7/1/96    7/1/95   7/1/96    7/1/95     7/1/96    7/1/95
                                                      TO        TO         TO        TO        TO         TO         TO      TO
                                                   6/30/96    12/31/96   6/30/96   12/31/96  6/30/96  12/31/96    6/30/96  12/31/96
                                                   -------    --------   ------    --------  -------  ---------   -------   -------


OPERATIONS:
   Net investment income                           $    956   $  1,851   $    32   $    46   $    279   $   234   $    37   $   77

   Net realized gain (loss) from security
   transactions and foreign currency transactions       (50)     1,197        (2)       --         21       (30)       --       16
   Net unrealized appreciation (depreciation)
   on investments, forward foreign currency
   contracts and translation of assets and
   liabilites in foreign currencies                     612       (638)       26        13        189        36        20       (8)
                                                   --------   --------   -------   -------   --------   -------   -------   ------

   Net increase in net assets resulting from          1,518      2,410        56        59        489       240        57       85
   operations                                      --------   --------   -------   -------   --------   -------   -------   ------

DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
      Class Y (b)                                    (1,494)    (2,254)      (14)      (10)      (253)     (212)      (31)     (72)
      Class A (b)                                        (7)       (11)      (18)      (35)       (24)      (21)       (6)      (5)

   Net realized gains:
      Retail Class (a)                                   --         --        --        --         --        --        --       --
      Institutional Class (a)                            --         --        --        --         --        --        --       --
      Class Y (b)                                        --         --        --        --         --        --        (8)      (9)
      Class A (b)                                        --         --        --        --         --        --        (2)      (1)
                                                   --------   --------   -------   -------   --------   -------   -------   ------

Total dividends distributed                          (1,501)    (2,265)      (32)      (45)      (277)     (233)      (47)     (87)
                                                   --------   --------   -------   -------   --------   -------   -------   ------


CAPITAL TRANSACTIONS (2):
   Retail Class (a):                                     --         --        --        --         --        --        --       --
      Exchanged for Class A Shares                       --         --        --        --         --        --        --       --
      Proceeds from shares issued                        --         --        --        --         --        --        --       --
      Reinvestment of cash distributions                 --         --        --        --         --        --        --       --
      Cost of shares redeemed                            --         --        --        --         --        --        --       --
                                                    --------   --------   -------   -------   --------   -------   -------   ------
      Decrease in net assets from Retail
                  Class transactions                     --         --        --        --         --        --        --       --
                                                    --------   --------   -------   -------   --------   -------   -------   ------

   Institutional Class (a):
      Exchanged for Class Y Shares                       --         --        --        --         --        --        --       --
      Proceeds from shares issued                        --         --        --        --         --        --        --       --
      Reinvestment of cash distributions                 --         --        --        --         --        --        --       --
      Cost of shares redeemed                            --         --        --        --         --        --        --       --
                                                   --------   --------   -------   -------   --------   -------   -------   ------
      Decrease in net assets from Institutional
      Class transactions                                 --         --        --        --         --        --        --       --
                                                   --------   --------   -------   -------   --------   -------   -------   ------

   Class Y (b):
      Proceeds from shares issued in merger (c)          --         --        --        --         --     5,703        --       --
      Proceeds from shares issued                        86      5,150       586       193      2,007     1,175       215      438
      Reinvestment of cash distributions              1,717      1,604         6         8        166       134         8       39
      Cost of shares redeemed                          (220)      (797)      (50)     (167)    (1,366)     (397)     (202)    (625)
                                                   --------   --------   -------   -------   --------   -------   -------   ------


      Increase (decrease) in net assets
      from Class Y transactions                       1,583      5,957       542        34        807     6,615        21     (148)
                                                   --------   --------   -------   -------   --------   -------   -------   ------

   Class A (b):
      Proceeds from shares issued in merger (c)          --         --        --        --         --       684        --       --
      Proceeds from shares issued                        14          2        26       126        308       124        19      196
      Reinvestment of cash distributions                 10         10        20        31         25        17         8        4
      Cost of shares redeemed                            (8)       (32)     (109)     (179)      (326)     (153)       (2)      (3)
                                                   --------   --------   -------   -------   --------   -------   -------   ------

      Increase (decrease) in net assets
      from Class A transactions                          16        (20)      (63)      (22)         7       672        25      197
                                                   --------   --------   -------   -------   --------   -------   -------   ------
Increase (decrease) in net assets derived
     from capital share transactions                  1,599      5,937       479        12        814     7,287        46       49
                                                   --------   --------   -------   -------   --------   -------   -------   ------
     Net increase (decrease) in net assets            1,616      6,082       503        26      1,026     7,294        56       47
                                                   --------   --------   -------   -------   --------   -------   -------   ------

NET ASSETS:
    Beginning of period                              33,150     27,068     1,418     1,392      9,883     2,589     1,621    1,574
                                                   --------   --------   -------   -------   --------   -------   -------   ------
    End of period                                  $ 34,766    $33,150   $ 1,921   $ 1,418   $ 10,909   $ 9,883   $ 1,677   $1,621
                                                   ========   ========   =======   =======   ========   =======   =======   ======


OF CHANGES
IN NET ASSETS
(000)
AS OF
DECEMBER 31, 1996                                                       COREFUND
(UNAUDITED)


COREFUND MONEY MARKET FUNDS


                                       -------------------------         ------------------------          ----------------------
                                               TREASURY                           CASH                            TAX-FREE
                                               RESERVE                          RESERVE                           RESERVE
                                       -------------------------         ------------------------          ----------------------
                                        7/1/96           7/1/95           7/1/96        7/1/95              7/1/96       7/1/95
                                          to               to               to            to                  to           to
                                       12/31/96          6/30/96         12/31/96       6/30/96            12/31/96     6/30/96
                                       ----------     ------------      ------------   ----------          ----------   ---------
OPERATIONS:
   Net investment income             $    22,288       $   29,926        $   21,124       $  31,873        $  1,873    $  2,300
   Net realized gain (loss) on
       securities transactions                22               (4)                3              (2)             --          --
                                     -----------       ----------        ----------     -----------       ---------   ---------
   Net increase in net assets
       resulting from operations          22,310           29,922            21,127          32,974           1,873       2,300
                                     -----------       ----------        ----------     -----------       ---------   ---------
 DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
      Class Y (a)                        (21,911)         (28,940)          (20,627)        (32,056)         (1,829)     (2,245)
      Class C (a)                           (377)            (986)             (498)           (920)            (45)        (55)
   Net realized gain:
      Class Y (a)                             --               --                --              --              --          --
      Class C (a)                             --               --                --              --              --          --
                                     -----------       ----------        ----------     -----------       ---------   ---------
        Total dividends distributed      (22,288)         (29,926)          (21,125)        (32,976)         (1,874)     (2,300)
                                     -----------       ----------        ----------     -----------       ---------   ---------
CAPITAL SHARE TRANSACTIONS:
   Class Y (a)
      Proceeds from shares issued
        in merger (b)                         --          397,193                --         220,190              --      51,375
      Proceeds from shares issued      1,550,124        2,291,733         1,044,829       1,319,098         211,812     223,212
      Reinvestment of cash
         distributions                     3,003            5,323             1,619           3,471             128        216
      Cost of shares redeemed         (1,598,599)      (2,280,888)       (1,049,102)     (1,262,885)       (196,921)  (233,363)
                                     -----------       ----------        ----------     -----------       ---------   ---------
      Increase (decrease) in net
         assets from Class Y (a)
         transactions                    (45,472)         413,361            (2,654)        279,874          15,019      41,440
                                     -----------       ----------        ----------     -----------       ---------   ---------
   Class C (a)
      Proceeds from shares issued
         in merger (b)                      --                744               --            2,038             --        1,258
      Proceeds from shares issued          6,047           32,271            19,114          34,793           2,118       2,753
      Reinvestment of cash
         distributions                       152              440               472             905              41          53
      Cost of shares redeemed            (11,573)         (35,682)          (17,804)        (35,584)         (2,114)     (2,738)
                                     -----------       ----------        ----------     -----------       ---------   ---------
   Increase (decrease) in net assets
     from Class C transactions            (5,374)          (2,227)            1,782           2,152              45       1,326
                                     -----------       ----------        ----------     -----------       ---------   ---------
   Increase (decrease) in net
     assets derived from
     capital share transactions          (50,846)         411,134              (872)        282,026          15,064      42,766
                                     -----------       ----------        ----------     -----------       ---------   ---------
      Net increase (decrease)
      in net assets                      (50,824)         411,130              (870)        282,024          15,063      42,766
                                     -----------       ----------        ----------     -----------       ---------   ---------
NET ASSETS:
   Beginning of period                   911,948          500,818           809,948         527,924         107,046      64,280
                                     -----------       ----------        ----------     -----------       ---------   ---------
   End of period                     $   861,124       $  911,948        $  809,078      $  809,948       $ 122,109   $ 107,046
                                     ===========       ==========        ==========      ==========       =========   =========

                                                                            -88-


                                           [THIS PAGE INTENTIONALLY LEFT BLANK.]

FINANCIAL
HIGHLIGHTS

AS OF
DECEMBER 31, 1996
(UNAUDITED)

COREFUND EQUITY FUNDS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

               ---------      ----------      ----------------      -------------      -------------
               NET ASSET                          REALIZED AND      DISTRIBUTIONS      DISTRIBUTIONS
                   VALUE             NET            UNREALIZED           FROM NET               FROM
               BEGINNING      INVESTMENT      GAINS OR (LOSSES)        INVESTMENT            CAPITAL
               OF PERIOD          INCOME         ON SECURITIES             INCOME              GAINS
               ---------      ----------      ----------------      -------------      -------------
------------------
EQUITY INDEX FUND
------------------
CLASS Y**
1996 (a)        $28.47       $ 0.26               $3.06                $(0.26)           $(0.24)
1996             23.79         0.51                5.47                 (0.51)            (0.79)
1995             20.54         0.52                4.24                 (0.52)            (0.99)
1994             20.97         0.55               (0.43)                (0.55)               --
1993             19.22         0.52                1.84                 (0.52)            (0.09)
1992             18.46         0.52                1.80                 (0.48)            (1.08)
1991 1           19.48         0.03               (0.94)                (0.02)            (0.09)
CLASS A
1996 (a)10      $29.62        $0.06               $1.97                $(0.13)           $(0.24)
------------------
CORE EQUITY FUND(9)
------------------
CLASS Y*
1996 (a)        $17.26        $0.08               $2.30                $(0.08)           $(1.47)
1996             17.07         0.14                1.49                 (0.14)            (1.30)
INSTITUTIONAL CLASS*
1995             15.00         0.19                2.87                 (0.19)            (0.80)
CLASS A*
1996 (a)        $17.28        $0.05               $2.31                $(0.06)           $(1.47)
1996             17.08         0.12                1.49                 (0.11)            (1.30)
RETAIL CLASS*
1995             15.00         0.18                2.87                 (0.17)            (0.80)
PRIOR CLASS
1994            $15.39        $0.11               $0.22                $(0.11)           $(0.61)
1993             13.93         0.14                1.89                 (0.14)            (0.43)
1992             13.08         0.19                1.02                 (0.19)            (0.17)
1991              8.95         0.26                4.13                 (0.26)               --
1990 2           10.00         0.14               (1.05)                (0.14)               --
------------------
GROWTH EQUITY FUND
------------------
CLASS Y**
1996 (a)        $14.19        $0.03               $0.82                $(0.03)           $(1.57)
1996             11.18         0.08                3.36                 (0.08)            (0.35)
1995              9.11         0.08                2.07                 (0.08)               --
1994              9.95         0.05               (0.84)                (0.05)               --
1993              8.74         0.08                1.21                 (0.08)               --
19923            10.00         0.05               (1.26)                (0.05)               --
CLASS A**
1996 (a)        $14.17        $0.01               $0.82                $(0.01)           $(1.57)
1996             11.17         0.05                3.35                 (0.05)            (0.35)
1995              9.10         0.06                2.07                 (0.06)               --
1994              9.95         0.04               (0.85)                (0.04)               --
19934             9.80         0.03                0.15                 (0.03)               --
----------------------
SPECIAL EQUITY FUND(9)
----------------------
CLASS Y*
1996 (a)        $11.86        $0.03               $0.73                $(0.03)           $(2.39)
1996             11.42         0.07                2.13                 (0.07)            (1.69)
INSTITUTIONAL CLASS*
1995              9.37         0.12                2.12                 (0.12)            (0.07)
CLASS A*
1996 (a)        $11.85        $0.02                0.73                 (0.02)            (2.39)
1996             11.42         0.08                2.11                 (0.07)            (1.69)
RETAIL CLASS*
1995              9.37         0.12                2.12                 (0.12)            (0.07)
PRIOR CLASS
1994 5          $10.00        $0.06              $(0.63)               $(0.06)           $   --



            -----------         --------     ---------        ------------
                                                   NET
                    NET                         ASSETS              RATIO
            ASSET VALUE                            END        OF EXPENSES
                    END         TOTAL        OF PERIOD         TO AVERAGE
              OF PERIOD         RETURN 8         (000)         NET ASSETS
            -----------         --------     ---------        ------------
-----------------
EQUITY INDEX FUND
-----------------
CLASS Y**
1996 (a)        $31.29        $11.70%+         $196,329         0.37%
1996             28.47         25.69            166,350         0.35
1995             23.79         24.45            112,533         0.37
1994             20.54          0.55             72,552         0.35
1993             20.97         12.39             50,551         0.49
1992             19.22         12.59             20,166         0.57
1991 1           18.46         (4.64)+           12,117         0.97
CLASS A
1996(a)10       $31.28          6.85%+             $932         0.37%
-------------------
CORE EQUITY FUND(9)
-------------------
CLASS Y*
1996 (a)        $18.09        $13.82%+         $458,064         0.95%
1996             17.26         19.24            414,824         0.97
INSTITUTIONAL CLASS*
1995             17.07         22.00            378,352         1.05
CLASS A*
1996 (a)        $18.11        $13.68%+          $13,033         0.12%
1996             17.28         19.11             11,178         1.22
RETAIL CLASS*
1995             17.08         21.94              6,591         1.34
PRIOR CLASS
1994            $15.00          2.21%           $50,128         1.49%
1993             15.39         14.90             45,677         1.20
1992             13.93          9.27             28,103         0.92
1991             13.08         49.37             12,830         0.54
1990 2            8.95         (9.22)             5,982         0.65
------------------
GROWTH EQUITY FUND
------------------
CLASS Y**
1996 (a)        $13.44          5.86%+         $131,447         0.95%
1996             14.19         31.36            120,073         0.89
1995             11.18         23.71             91,345         0.76
1994              9.11         (8.01)            64,877         0.69
1993              9.95         14.76             63,777         0.43
1992 3            8.74        (12.05)%+          33,418         0.14
CLASS A**
1996 (a)        $13.42          5.76%+           $3,895         1.20%
1996             14.17         31.00              3,162         1.14
1995             11.17         23.44              2,043         1.01
1994              9.10         (8.13)             1,730         0.94
1993 4            9.95          1.80+             5,224         0.80
----------------------
SPECIAL EQUITY FUND(9)
----------------------
CLASS Y*
1996 (a)        $10.20          6.75%+          $65,173         0.57%
1996             11.86         22.27             63,680         0.34
INSTITUTIONAL CLASS*
1995             11.42         24.44             57,396         0.32
CLASS A*
1996 (a)        $10.19          6.63%+           $1,646         0.85%
1996             11.85         22.14              1,144         0.37
RETAIL CLASS*
1995             11.42         24.44                734         0.27
PRIOR CLASS
1994 5            9.37         (5.72)%          $10,069         0.15%

                  ----------        -----------       -------------      ---------      -------
                                          RATIO        RATIO OF NET
                       RATIO        OF EXPENSES       INCOME (LOSS)
                      OF NET         TO AVERAGE         TO AVERAGE
                      INCOME         NET ASSETS         NET ASSETS        PORTFOLIO         AVG.
                  TO AVERAGE         (EXCLUDING         (EXCLUDING         TURNOVER        COMM.
                  NET ASSETS           WAIVERS)           WAIVERS)         RATE ***      RATE 11
                  ----------        -----------       -------------      ---------      -------
------------------
EQUITY INDEX FUND
------------------
CLASS Y**
1996 (a)           1.78%             0.73%               1.42%               4%         $0.0646
1996               1.94              0.71                1.59               13           0.0641
1995               2.48              0.76                2.09               27            n/a
1994               2.63              0.75                2.23               13            n/a
1993               2.82              0.88                2.43                4            n/a
1992               2.66              1.06                2.17               27            n/a
19911              1.79              1.20                1.56               --            n/a
CLASS A
1996(a)10          1.73%             0.71%               1.39%               4%         $0.0646
------------------
CORE EQUITY FUND(9)
------------------
CLASS Y*
1996 (a)           0.88%             1.04%               0.79%              46%         $0.0631
1996               1.15              1.01                1.11              114           0.0636
INSTITUTIONAL CLASS*
1995               1.44              1.10                1.44              119            n/a
CLASS A*
1996 (a)           0.63%             1.29%               0.54%              46%         $0.0631
1996               0.89              1.26                0.85              114           0.0636
RETAIL CLASS*
1995               1.23              1.53                1.04              119            n/a
PRIOR CLASS
1994               0.75%             1.51%               0.73%              35%           n/a
1993               0.94              1.41                0.73               24            n/a
1992               1.47              1.23                1.17               39            n/a
1991               2.30              1.48                1.36               68            n/a
1990 2             2.29              1.59                1.35               43            n/a
------------------
GROWTH EQUITY FUND
------------------
CLASS Y**
1996 (a)           0.39%             1.07%               0.27%              30%         $0.0600
1996               0.64              1.05                0.48               81           0.0601
1995               0.84              1.10                0.50              113            n/a
1994               0.48              1.11                0.06              127            n/a
1993               0.85              1.11                0.17              103            n/a
1992 3             1.38              1.12                0.40               66            n/a
CLASS A**
1996 (a)           0.13%             1.32%               0.01%              30%         $0.0600
1996               0.40              1.30                0.23               81           0.0601
1995               0.59              1.35                0.25              113            n/a
1994               0.23              1.36               (0.19)             127            n/a
1993 4             0.39              1.48               (0.29)             103            n/a
----------------------
SPECIAL EQUITY FUND(9)
----------------------
CLASS Y*
1996 (a)           0.54%             1.82%              (0.71)%             44%         $0.0594
1996               0.94              1.79               (0.51)              72           0.0539
INSTITUTIONAL CLASS*
1995               1.14              1.97               (0.51)             129            n/a
CLASS A*
1996 (a)           0.28%             2.07%              (0.94)%             44%         $0.0594
1996               0.91              1.82               (0.55)              72           0.0539
RETAIL CLASS*
1995               1.29              2.24               (0.68)             129            n/a
PRIOR CLASS
1994 5             1.06%             2.10%              (0.89)%             39%           n/a

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                -90-


For a Share Outstanding Throughout the Period

               ---------      ----------      ----------------      -------------      -------------
               NET ASSET                          REALIZED AND      DISTRIBUTIONS      DISTRIBUTIONS
                   VALUE             NET            UNREALIZED           FROM NET               FROM
               BEGINNING      INVESTMENT      GAINS OR (LOSSES)        INVESTMENT            CAPITAL
               OF PERIOD          INCOME         ON SECURITIES             INCOME              GAINS
               ---------      ----------      ----------------      -------------      -------------
-------------------------
INTERNATIONAL GROWTH FUND
-------------------------
CLASS Y**
1996 (a)          $13.97          $0.03              $0.39              $(0.37)            $(0.86)
1996               12.29           0.16               1.86               (0.28)             (0.06)
1995               13.18           0.12              (0.17)              (0.04)             (0.80)
1994               11.71           0.12               1.78               (0.12)             (0.31)
1993               10.52           0.10               1.16               (0.07)                --
1992               10.10           0.17               0.31                  --              (0.06)
1991               10.75           0.19              (0.44)              (0.27)             (0.13)
1990 6             10.00           0.11               0.86               (0.09)             (0.13)
CLASS A**
1996 (a)          $13.96          $0.02              $0.38              $(0.34)            $(0.86)
1996               12.27           0.11               1.89               (0.25)             (0.06)
1995               13.17           0.09              (0.17)              (0.02)             (0.80)
1994               11.71           0.06               1.82               (0.11)             (0.31)
1993 4             10.07           0.05               1.59                  --                 --
-------------
BALANCED FUND
-------------
CLASS Y**
1996 (a)          $12.59          $0.18              $0.45              $(0.18)            $(0.68)
1996               11.06           0.33               1.68               (0.33)             (0.15)
1995                9.88           0.35               1.21               (0.35)             (0.03)
1994               10.39           0.35              (0.51)              (0.35)                --
1993 4             10.00           0.16               0.39               (0.16)                --
CLASS A**
1996 (a)          $12.59          $0.16              $0.47              $(0.17)            $(0.68)
1996               11.06           0.30               1.68               (0.30)             (0.15)
1995                9.89           0.34               1.19               (0.33)             (0.03)
1994               10.38           0.31              (0.49)              (0.31)                --
1993 7             10.00           0.16               0.38               (0.16)                --




            -----------         --------     ---------        -----------      ----------
                                                   NET                              RATIO
                    NET                         ASSETS              RATIO          OF NET
            ASSET VALUE                            END        OF EXPENSES          INCOME
                    END         TOTAL        OF PERIOD         TO AVERAGE      TO AVERAGE
              OF PERIOD         RETURN 8         (000)         NET ASSETS      NET ASSETS
            -----------         --------     ---------        -----------      ----------
-------------------------
INTERNATIONAL GROWTH FUND
-------------------------
CLASS Y**
1996 (a)       $13.16          3.20%+         $136,532             1.11%           0.39%
1996            13.97         16.72            139,275             1.14            1.05
1995            12.29         (0.21)           110,838             1.05            0.98
1994            13.18         16.28            108,911             0.99            0.23
1993            11.71         12.06             61,655             0.99            1.22
1992            10.52          4.90             42,594             0.96            1.67
1991            10.10         (2.71)            20,582             0.99            1.80
1990 6          10.75          9.74+            13,513             1.22            2.57
CLASS A**
1996 (a)       $13.16          3.04%+           $2,139             1.36%           0.14%
1996            13.96         16.54              2,138             1.39            0.80
1995            12.27         (0.48)             1,943             1.30            0.73
1994            13.17         16.08              2,019             1.24            0.05
1993 4          11.71         16.29+               344             1.15            1.51
-------------
BALANCED FUND
-------------
CLASS Y**
1996 (a)       $12.36          5.01%+         $109,744             0.77%           2.86%
1996            12.59         18.41            102,515             0.81            2.79
1995            11.06         16.21             61,092             0.73            3.51
1994             9.88         (1.62)            42,429             0.62            3.46
1993 4          10.39          5.52+            29,434             0.45            3.38
CLASS A**
1996 (a)       $12.37          4.97%+           $3,527             1.02%           2.61%
1996            12.59         18.13              3,188             1.06            2.53
1995            11.06         15.84              2,344             0.98            3.27
1994             9.89         (1.86)             2,222             0.87            3.21
1993 7          10.38          2.50+               701             0.55            5.76


                         -----------       -------------       ---------      -------
                               RATIO        RATIO OF NET
                         OF EXPENSES       INCOME (LOSS)
                          TO AVERAGE         TO AVERAGE
                          NET ASSETS         NET ASSETS        PORTFOLIO         AVG.
                          (EXCLUDING         (EXCLUDING         TURNOVER        COMM.
                            WAIVERS)           WAIVERS)         RATE ***      RATE 11
                         -----------       -------------       ---------      -------
-------------------------
INTERNATIONAL GROWTH FUND
-------------------------
CLASS Y**
1996 (a)                      1.21%             0.29%            29%           $0.0223
1996                          1.25              0.94             41             0.0270
1995                          1.19              0.84             59               n/a
1994                          1.18              0.04             67               n/a
1993                          1.28              0.93             59               n/a
1992                          1.40              1.23             87               n/a
1991                          1.56              1.23             49               n/a
1990 6                        1.99              1.80             20               n/a
CLASS A**
1996 (a)                      1.46%             0.04%            29%           $0.0223
1996                          1.50              0.69             41             0.0270
1995                          1.44              0.59             59               n/a
1994                          1.43             (0.14)            67               n/a
1993 4                        1.44              1.22             59               n/a
-------------
BALANCED FUND
-------------
CLASS Y**
1996 (a)                      0.99%             2.64%            28%           $0.0610
1996                          1.03              2.57             74             0.0621
1995                          1.07              3.17             46                n/a
1994                          1.08              3.00             56                n/a
1993 4                        1.39              2.45             21                n/a
CLASS A**
1996 (a)                      1.24%             2.39%            28%           $0.0610
1996                          1.27              2.32             74             0.0621
1995                          1.32              2.93             46                n/a
1994                          1.33              2.75             56                n/a
1993 7                        1.48              4.83             21                n/a



AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

* ON FEBRUARY 21, 1995 THE SHARES OF THE FUNDS WERE REDESIGNATED AS EITHER RETAIL OR INSTITUTIONAL SHARES. FOR THE YEAR ENDED OCTOBER 31, 1995, THE FINANCIAL HIGHLIGHTS' RATIOS OF EXPENSES, NET INVESTMENT INCOME, TOTAL RETURN, AND THE PER SHARE INVESTMENT ACTIVITIES AND DISTRIBUTIONS ARE PRESENTED ON A BASIS WHEREBY THE FUND'S NET INVESTMENT INCOME, EXPENSES,
    AND DISTRIBUTIONS FOR THE PERIOD NOVEMBER 1, 1994 THROUGH FEBRUARY 20, 1995 WERE ALLOCATED TO EACH CLASS OF SHARES BASED UPON THE RELATIVE NET ASSETS OF EACH CLASS OF SHARES AS OF FEBRUARY 21, 1995 AND THE RESULTS COMBINED THEREWITH THE RESULTS OF OPERATIONS AND DISTRIBUTIONS FOR EACH APPLICABLE CLASS FOR THE PERIOD FEBRUARY 21, 1995 THROUGH OCTOBER 31, 1995. ADDITIONALLY, ON APRIL 15 & 22, 1996 THE CONESTOGA EQUITY AND SPECIAL EQUITY FUNDS WERE ACQUIRED BY COREFUNDS, INC.; AT WHICH TIME THE INSTITUTIONAL CLASS OF SHARES OF THESE FUNDS WERE EXCHANGED FOR CLASS Y SHARES AND THE RETAIL CLASS OF SHARES OF THESE FUNDS WERE EXCHANGED FOR CLASS A SHARES.
** ON APRIL 22, 1996 THE SERIES A SHARES OF EACH FUND WERE REDESIGNATED CLASS Y AND THE SERIES B SHARES OF EACH FUND WERE REDESIGNATED CLASS A.
*** FOR THE YEAR ENDED JUNE 30, 1996, TRANSACTIONS RELATING TO THE MERGER WERE
    EXCLUDED FROM THE CALCULATION OF THE PORTFOLIO TURNOVER RATE.
+   THIS FIGURE HAS NOT BEEN ANNUALIZED.
(A) RATIOS FOR THIS SIX-MONTH PERIOD ENDED DECEMBER 31, 1996, HAVE BEEN ANNUALIZED.
1 COMMENCED OPERATIONS JUNE 1, 1991. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
2 COMMENCED OPERATIONS FEBRUARY 28, 1990. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
3 COMMENCED OPERATIONS FEBRUARY 3, 1992. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
4 COMMENCED OPERATIONS JANUARY 4, 1993. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
5 COMMENCED OPERATIONS MARCH 15, 1994. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
6 COMMENCED OPERATIONS FEBRUARY 12, 1990. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
7 COMMENCED OPERATIONS MARCH 16, 1993. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
8 TOTAL RETURN DOES NOT REFLECT APPLICABLE SALES LOAD. ADDITIONALLY TOTAL RETURN FOR CLASS Y & CLASS A FOR THE CORE EQUITY & SPECIAL EQUITY FUNDS FOR 1996 ARE FOR AN EIGHT MONTH PERIOD ENDED DECEMBER 31, 1996.
9 THE PER SHARE AMOUNT FOR THESE FUNDS FOR THE YEAR ENDED JUNE 30, 1996 REPRESENTS THE PERIOD FROM NOVEMBER 1, 1995 TO JUNE 30, 1996. ALL PRIOR YEARS ARE FOR THE PERIODS NOVEMBER 1 TO OCTOBER 31.
10 COMMENCED OPERATIONS ON OCTOBER 9, 1996. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
11 AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL
HIGHLIGHTS

AS OF
DECEMBER 31, 1996
(UNAUDITED)

COREFUND FIXED INCOME FUNDS


For a Share Outstanding Throughout the Period


                                 ----------   ---------  ------------     ----------     ----------
                                    NET                   REALIZED AND
                                   ASSET                  UNREALIZED    DISTRIBUTIONS   DISTRIBUTIONS
                                   VALUE        NET         GAINS          FROM NET      FROM CAPITAL
                                 BEGINNING   INVESTMENT   OR(LOSSES)      INVESTMENT       GAINS
                                 OF PERIOD     INCOME    ON SECURITIES      INCOME
                                 ----------   ---------  ------------     ----------     ----------
-------------------------
SHORT TERM INCOME FUND 11
-------------------------
CLASS Y*
1996 (a)                           $ 9.94       $0.27       $ 0.03        $(0.27)         $ --
1996                                10.05        0.36        (0.08)        (0.38)         (0.01)
INSTITUTIONAL CLASS*
19951                               10.00        0.25         0.03         (0.23)           --
CLASS A*
1996 (a)                           $ 9.93       $0.26      $  0.04        $(0.26)         $ --
1996                                10.04        0.35        (0.10)        (0.35)         (0.01)
RETAIL CLASS*
1995 2                              10.01        0.23         0.02         (0.22)           --
----------------------------
SHORT-INTERMEDIATE BOND FUND
----------------------------
CLASS Y**
1996 (a)                           $ 9.76       $0.30       $ 0.10        $(0.30)         $ --
1996                                 9.84        0.57        (0.08)        (0.57)           --
1995                                 9.63        0.53         0.21         (0.53)           --
1994                                10.18        0.43        (0.53)        (0.43)         (0.02)
1993                                10.01        0.47         0.31         (0.47)         (0.14)
1992 3                              10.00        0.23         0.01         (0.23)           --
CLASS A**
1996 (a)                           $ 9.76       $0.29       $ 0.10        $(0.29)         $ --
1996                                 9.84        0.54        (0.08)        (0.54)           --
1995                                 9.63        0.54         0.20         (0.53)           --
1994                                10.18        0.41        (0.53)        (0.41)         (0.02)
1993 4                              10.01        0.20         0.17         (0.20)           --
----------------------
GOVERNMENT INCOME FUND
----------------------
CLASS Y**
1996 (a)                           $ 9.62       $0.31       $ 0.14        $(0.31)         $ --
1996                                 9.83        0.61        (0.21)        (0.61)           --
1995                                 9.52        0.62         0.31         (0.62)           --
1994                                10.18        0.50        (0.62)        (0.50)        (0.04)
19935                               10.00        0.13         0.18         (0.13)           --
CLASS A**
1996 (a)                           $ 9.62       $0.30       $ 0.15        $(0.30)         $ --
1996                                 9.84        0.58        (0.22)        (0.58)           --
1995                                 9.51        0.61         0.33         (0.61)           --
1994                                10.17        0.47        (0.62)        (0.47)        (0.04)
1993 4                              10.00        0.07         0.17         (0.07)           --
------------
BOND FUND 11
------------
CLASS Y*
1996 (a)                           $10.15       $0.32       $ 0.14        $(0.32)         $ --
1996                                10.55        0.43        (0.30)        (0.45)        (0.08)
INSTITUTIONAL CLASS*
1995                                 9.81        0.61         0.71         (0.58)           --
CLASS A*
1996 (a)                           $10.15       $0.31       $ 0.14        $(0.31)         $ --
1996                                10.56        0.44        (0.33)        (0.44)        (0.08)
RETAIL CLASS*
1995                                 9.81        0.60         0.72         (0.57)           --
PRIOR CLASS
1994                               $11.18       $0.53       $(1.04)       $(0.52)       $(0.34)
1993                                10.89        0.56         0.54         (0.56)        (0.25)
1992                                10.65        0.70         0.32         (0.68)        (0.10)
1991                                 9.96        0.78         0.69         (0.78)          --
1990 6                              10.00        0.50        (0.04)        (0.50)          --



          ---------      -------   ---------   ------------    ----------     ---------      ----------    --------
                                                                                RATIO         RATIO OF
                                    NET                         RATIO        OF EXPENSES    NET INCOME
             NET                   ASSETS         RATIO         OF NET       TO AVERAGETO   TO AVERAGE
         ASSET VALUE                END         OF EXPENSES     INCOME        NET ASSETS    NET ASSETS     PORTFOLIO
             END         TOTAL     OF PERIOD     TO AVERAGE    TO AVERAGE    (EXCLUDING     (EXCLUDING     TURNOVER
         OF PERIOD      RETURN 10   (000)       NET ASSETS     NET ASSETS      WAIVERS)      WAIVERS)      RATE***
          ---------      -------   ---------   ------------    ----------     ---------      ----------    --------
------------------------
SHORT TERM INCOME FUND 11
------------------------
CLASS Y*
1996 (a)   $ 9.97         3.05%+   $ 30,449        0.46%          5.38%         1.04%          4.80%             25%
1996         9.94         2.78       30,132        0.51           5.31          1.03           4.79             102
INSTITUTIONAL CLASS*
19951       10.05         2.57%+     36,059        0.63           5.43          1.08           4.98              40
CLASS A*
1996 (a)   $ 9.97         3.05%+   $    145        0.72%          5.16%         1.30%          4.58%             25%
1996         9.93         2.55            1        0.76           5.05          1.25           4.56             102
RETAIL CLASS*
1995 2      10.04         2.87%+         11        0.88           5.05          1.33           4.60              40
----------------------------
SHORT-INTERMEDIATE BOND FUND
----------------------------
CLASS Y**
1996 (a)   $ 9.86         4.14%+   $162,763        0.47%          6.03%         0.73%          5.77%             83%
1996         9.76         5.05      159,841        0.55           5.80          0.81           5.54             257
1995         9.84         8.22       55,128        0.60           5.76          0.84           5.52             405
1994         9.63        (0.32)      48,379        0.58           4.30          0.86           4.02             299
1993        10.18         7.90       44,692        0.42           4.62          0.86           4.18             188
1992 3      10.01         2.49+      22,623        0.11           5.73          0.84           5.00              51
CLASS A**
1996 (a)   $ 9.86         4.01%+   $  3,057        0.72%          5.78%         0.98%          5.52%             83%
1996         9.76         4.79        3,062        0.81           5.51          1.06           5.27             257
1995         9.84         7.95        1,961        0.85           5.27          1.09           5.03             405
1994         9.63        (0.56)       9,365        0.83           4.05          1.11           3.77             299
1993 4      10.18         3.95+       5,752        0.75           3.78          1.19           3.34             188
----------------------
GOVERNMENT INCOME FUND
----------------------
CLASS Y**
1996 (a)   $ 9.76         4.77%+   $ 19,547        0.66%          6.38%         0.86%          6.18%             80%
1996         9.62         4.09       13,943        0.64           6.17          0.89           5.92             131
1995         9.83        10.26       11,305        0.59           6.53          0.98           6.14             368
1994         9.52        (1.34)       9,089        0.50           4.93          1.00           4.43             157
1993 5      10.18         3.12+       6,323        0.44           5.41          1.10           4.75              93
CLASS A**
1996 (a)   $ 9.77         4.74%+   $  1,499        0.91%          6.13%         1.11%          5.93%             80%
1996         9.62         3.73        1,287        0.88           5.93          1.14           5.67             131
1995         9.84        10.23        1,374        0.85           6.25          1.24           5.86             368
1994         9.51        (1.57)       1,536        0.75           4.68          1.25           4.18             157
1993 4      10.17         1.71+         201        0.63           5.35          1.29           4.69              93
------------
BOND FUND 11
------------
CLASS Y*
1996 (a)   $10.29         4.63%+   $195,046        0.56%          6.27%         1.04%          5.79%             114%
1996        10.15         1.23      198,605        0.55           6.28          0.97           5.86              190
INSTITUTIONAL CLASS*
1995        10.55        13.87      194,442        0.71           6.09          1.12           5.68              352
CLASS A*
1996 (a)   $10.29         4.49%+   $  1,376        0.81%          6.02%         1.29%          5.54%             114%
1996        10.15         0.98        1,273        0.80           6.02          1.22           5.61              190
RETAIL CLASS*
1995        10.56        13.83        1,373        0.97           6.02          1.44           5.55              352
PRIOR CLASS
1994       $ 9.81        (4.75)%   $ 23,377        1.01%          5.07%         1.60%          4.48%             232%
1993        11.18        10.63       27,346        0.88           5.16          1.49           4.55              158
1992        10.89         9.82       15,180        0.46           6.78          1.24           6.01               99
1991        10.65        15.16        7,255        0.47           7.71          1.41           6.78               47
1990 6       9.96         4.64+       4,593        0.68           7.75          1.62           6.81               23


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                        COREFUND


For a Share Outstanding Throughout the Period
                                       ----------   ---------   ------------     ----------     ----------    ----------  --------
                                          NET                   REALIZED AND
                                         ASSET                   UNREALIZED    DISTRIBUTIONS  DISTRIBUTIONS      NET
                                         VALUE        NET         GAINS          FROM NET         FROM       ASSET VALUE  TOTAL
                                       BEGINNING   INVESTMENT   OR(LOSSES)      INVESTMENT       CAPITAL        END OF   RETURN10
                                       OF PERIOD     INCOME     ON SECURITIES      INCOME         GAINS         PERIOD
                                       ----------   ---------   ------------     ----------     ----------    ----------  --------
----------------
GLOBAL BOND FUND
----------------
  CLASS Y**
  1996 (a)                              $ 9.70        $0.26       $ 0.17           $(0.43)        $ --          $ 9.70     4.48%+
  1996                                    9.62         0.47         0.30            (0.69)          --            9.70     8.00
  1995                                    9.06         0.62         0.24            (0.30)          --            9.62     9.70
  1994 7                                 10.00         0.25        (1.15)           (0.04)          --            9.06    (9.00)+
  CLASS A**
  1996 (a)                              $ 9.68        $0.23       $ 0.20           $(0.42)        $ --          $ 9.69     4.47%+
  1996                                    9.61         0.61         0.12            (0.66)          --            9.68     7.74
  1995                                    9.04         0.61         0.24            (0.28)          --            9.61     9.57
  1994 7                                 10.00         0.19        (1.11)           (0.04)          --            9.04    (9.22)+
--------------------------------
INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------
  CLASS Y**
  1996 (a)                              $ 9.92        $0.21       $ 0.14           $(0.21)        $ --          $10.06     3.54%+
  1996                                    9.83         0.37         0.09            (0.37)          --            9.92     4.74
  1995                                    9.68         0.38         0.15            (0.38)          --            9.83     5.58
  1994                                   10.09         0.39        (0.41)           (0.39)          --            9.68    (0.27)
  1993 8                                 10.00         0.04         0.09            (0.04)          --           10.09     1.33+
  CLASS A**
  1996 (a)                              $ 9.92        $0.20       $ 0.14           $(0.20)        $ --          $10.06     3.41%+
  1996                                    9.83         0.35         0.09            (0.35)          --            9.92     4.48
  1995                                    9.67         0.35         0.16            (0.35)          --            9.83     5.42
  1994                                   10.08         0.37        (0.41)           (0.37)          --            9.67    (0.52)
  1993 4                                 10.00         0.03         0.08            (0.03)          --           10.08     1.19+
--------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
--------------------------------
  CLASS Y**
  1996 (a)                              $10.22        $0.27       $ 0.21           $(0.27)        $ --          $10.43     4.75%+
  1996                                   10.16         0.55         0.06            (0.55)          --           10.22     6.02
  1995                                    9.95         0.51         0.21            (0.51)          --           10.16     7.50
  1994 9                                 10.00         0.06        (0.05)           (0.06)          --            9.95     0.14+
  CLASS A**
  1996 (a)                              $10.22        $0.26       $ 0.21           $(0.26)        $ --          $10.43     4.62%+
  1996                                   10.16         0.52         0.06            (0.52)          --           10.22     5.76
  1995                                    9.95         0.49         0.21            (0.49)          --           10.16     7.25
  1994 9                                 10.00         0.06        (0.05)           (0.06)          --            9.95     0.09+
------------------------------
NEW JERSEY MUNICIPAL BOND FUND
------------------------------
  CLASS Y**
  1996 (a)                              $10.08        $0.25       $ 0.13           $(0.25)       $(0.07)        $10.14     3.83%+
  1996                                   10.12         0.51         0.02            (0.51)        (0.06)         10.08     5.28
  1995                                    9.94         0.52         0.18            (0.52)          --           10.12     7.25
  1994 9                                 10.00         0.06        (0.06)           (0.06)          --            9.94     0.01+
  CLASS A**
  1996 (a)                              $10.07        $0.24       $ 0.14           $(0.24)       $(0.07)        $10.14     3.80%+
  1996                                   10.12         0.48         0.01            (0.48)        (0.06)         10.07     4.93
  1995                                    9.95         0.49         0.17            (0.49)          --           10.12     6.84
  1994 9                                 10.00         0.06        (0.05)           (0.06)          --            9.95     0.08+



                             ------------      ----------   -------------   ------------    ----------     ---------
                                                                               RATIO        RATIO OF
                                 NET                           RATIO        OF EXPENSES    NET INCOME
                                ASSETS           RATIO         OF NET       TO AVERAGETO   TO AVERAGE
                                 END          OF EXPENSES      INCOME        NET ASSETS    NET ASSETS     PORTFOLIO
                              OF PERIOD        TO AVERAGE    TO AVERAGE     (EXCLUDING     (EXCLUDING     TURNOVER
                                (000)          NET ASSETS     NET ASSETS      WAIVERS)      WAIVERS)      RATE***
                             ------------      ----------   -------------   ------------    ----------     ---------
----------------
GLOBAL BOND FUND
----------------
  CLASS Y**
  1996 (a)                     $34,599            0.78%         5.53%           0.96%         5.35%           13%
  1996                          32,998            0.71          5.81            0.95          5.57            67
  1995                          26,898            0.64          6.84            1.03          6.45           133
  1994 7                        24,957            0.73          5.04            1.12          4.65           161
  CLASS A**
  1996 (a)                     $   167            1.03%         5.28%           1.21%         5.10%           13%
  1996                             152            0.96          5.56            1.20          5.32            67
  1995                             170            0.89          6.59            1.28          6.20           133
  1994 7                           167            0.98          4.79            1.37          4.40           161
--------------------------------
INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------
  CLASS Y**
  1996 (a)                     $   955            0.53%         4.17%           0.91%         3.79%            8%
  1996                             403            0.81          3.73            1.31          3.23            10
  1995                             365            0.82          3.91            1.26          3.47             9
  1994                           1,088            0.63          3.91            1.17          3.37            43
  1993 8                         2,009            0.58          2.74            1.45          1.87            10
  CLASS A**
  1996 (a)                     $   966            0.77%         3.88%           1.12%         3.53%            8%
  1996                           1,015            1.08          3.47            1.61          2.94            10
  1995                           1,027            1.08          3.65            1.52          3.21             9
  1994                           1,311            0.88          3.66            1.42          3.12            43
  1993 4                           166            0.81          2.51            1.68          1.64            10
--------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
--------------------------------
  CLASS Y**
  1996 (a)                     $ 9,888            0.09%         5.25%           0.84%         4.50%           23%
  1996                           8,864            0.21          5.25            0.96          4.50            92
  1995                           2,272            0.39          5.26            1.14          4.51            18
  1994 9                           434            0.42          5.09            1.17          4.34             3
  CLASS A**
  1996 (a)                     $ 1,021            0.34%         5.00%           1.09%         4.25%           23%
  1996                             994            0.46          4.93            1.21          4.18            92
  1995                             317            0.64          4.95            1.39          4.20            18
  1994 9                           163            0.67          4.84            1.42          4.09             3
--------------------------------
NEW JERSEY MUNICIPAL BOND FUND
--------------------------------
  CLASS Y**
  1996 (a)                     $ 1,346            0.31%         4.91%           1.06%         4.16%            9%
  1996                           1,317            0.37          4.93            1.12          4.18            21
  1995                           1,550            0.42          5.21            1.17          4.46            32
  1994 9                         1,432            0.43          5.07            1.35          4.15            13
  CLASS A**
  1996 (a)                     $   331            0.54%         4.71%           1.29%         3.96%            9%
  1996                             304            0.60          4.65            1.35          3.90            21
  1995                              24            0.68          4.97            1.44          4.21            32
  1994 9                             2            0.68          4.82            1.60          3.90            13


          AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

     * ON FEBRUARY 21, 1995 THE SHARES OF THE FUNDS WERE REDESIGNATED AS EITHER RETAIL OR INSTITUTIONAL SHARES. FOR THE YEAR ENDED OCTOBER 31, 1995, THE FINANCIAL HIGHLIGHTS' RATIOS OF EXPENSES, NET INVESTMENT INCOME, TOTAL RETURN, AND THE PER SHARE INVESTMENT ACTIVITIES AND DISTRIBUTIONS ARE PRESENTED ON A BASIS WHEREBY THE FUND'S NET INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS FOR THE PERIOD NOVEMBER 1, 1994 THROUGH FEBRUARY 20, 1995 WERE ALLOCATED TO EACH CLASS OF SHARES BASED UPON THE RELATIVE NET ASSETS OF EACH CLASS OF SHARES AS OF FEBRUARY 21, 1995 AND THE RESULTS COMBINED THEREWITH THE RESULTS OF OPERATIONS AND DISTRIBUTIONS FOR EACH APPLICABLE CLASS FOR THE PERIOD FEBRUARY 21, 1995 THROUGH OCTOBER 31, 1995. ADDITIONALLY, ON APRIL 22, 1996 THE CONESTOGA SHORT-TERM INCOME AND BOND FUNDS WERE ACQUIRED BY COREFUNDS, INC. AT WHICH TIME THE INSTITUTIONAL CLASS OF SHARES OF THESE FUNDS WERE REDESIGNATED CLASS Y AND THE RETAIL CLASS OF SHARES OF THESE FUNDS WERE REDESIGNATED CLASS A.
     ** ON APRIL 22, 1996 THE SERIES A SHARES OF EACH FUND, EXCLUDING THE SHORT TERM INCOME AND BOND FUNDS, WERE REDESIGNATED CLASS Y AND THE SERIES B SHARES OF EACH FUND, EXCLUDING THE SHORT TERM INCOME AND BOND FUNDS, WERE REDESIGNATED CLASS A.
     *** FOR THE YEAR ENDED JUNE 30, 1996, TRANSACTIONS RELATING TO THE MERGER WERE EXCLUDED FROM THE CALCULATION OF THE PORTFOLIO TURNOVER RATE.
     +    THIS FIGURE HAS NOT BEEN ANNULAIZED.
     (A) RATIOS FOR THIS SIX-MONTH PERIOD ENDED DECEMBER 31, 1996, HAVE BEEN ANNUALIZED.
     1 COMMENCED OPERATIONS MAY 15, 1995. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
     2 COMMENCED OPERATIONS MAY 17, 1995. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
     3 COMMENCED OPERATIONS FEBRUARY 3, 1992. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
     4 COMMENCED OPERATIONS JANUARY 4, 1993. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
     5 COMMENCED OPERATIONS APRIL 1, 1993. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
     6 COMMENCED OPERATIONS FEBRUARY 28, 1990. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
     7 COMMENCED OPERATIONS DECEMBER 15, 1993. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
     8 COMMENCED OPERATIONS MAY 3, 1993. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
     9 COMMENCED OPERATIONS MAY 16, 1994. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
     10 TOTAL RETURN DOES NOT REFLECT THE SALES LOAD CHARGED ON THE CLASS A SHARES. ADDITIONALLY, TOTAL RETURN FOR CLASS Y & CLASS A FOR THE SHORT TERM INCOME AND BOND FUNDS FOR 1996 ARE FOR THE EIGHT MONTH PERIOD ENDED DECEMBER 31, 1996.
     11 THE PER SHARE AMOUNT FOR THESE FUNDS FOR THE YEAR ENDED JUNE 30, 1996 REPRESENTS THE PERIOD FROM NOVEMBER 1, 1995 TO JUNE 30, 1996. ALL PRIOR YEARS ARE FOR THE PERIODS NOVEMBER 1 TO OCTOBER 31.

          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL
HIGHLIGHTS

AS OF
DECEMBER 31, 1996
(UNAUDITED)

COREFUND MONEY MARKET FUNDS
For a Share Outstanding Throughout the Period

                    ---------      ----------    -------------     -----------       ------
                          NET
                         ASSET                   DISTRIBUTIONS             NET
                         VALUE            NET         FROM NET     ASSET VALUE
----------------     BEGINNING     INVESTMENT       INVESTMENT             END        TOTAL
TREASURY RESERVE     OF PERIOD         INCOME           INCOME       OF PERIOD       RETURN
----------------     ---------      ----------    -------------     -----------       ------
CLASS Y*
1996 (a)               $1.00        $0.02           $(0.02)            $1.00         2.46%+
1996                    1.00         0.05            (0.05)             1.00         5.20
1995                    1.00         0.05            (0.05)             1.00         4.98
1994                    1.00         0.03            (0.03)             1.00         2.91
1993                    1.00         0.03            (0.03)             1.00         2.96
1992                    1.00         0.05            (0.05)             1.00         4.73
1991                    1.00         0.07            (0.07)             1.00         7.11
1990                    1.00         0.08            (0.08)             1.00         8.38
1989 2                  1.00         0.06            (0.06)             1.00         4.66+
CLASS C*
1996 (a)               $1.00        $0.02           $(0.02)            $1.00         2.34%+
1996                    1.00         0.05            (0.05)             1.00         4.94
1995                    1.00         0.05            (0.05)             1.00         4.72
1994                    1.00         0.03            (0.03)             1.00         2.65
1993 1                  1.00         0.01            (0.01)             1.00         1.21+
------------
CASH RESERVE
------------
CLASS Y*
1996 (a)               $1.00        $0.02           $(0.02)            $1.00         2.51%+
1996                    1.00         0.05            (0.05)             1.00         5.26
1995                    1.00         0.05            (0.05)             1.00         5.15
1994                    1.00         0.03            (0.03)             1.00         3.00
1993                    1.00         0.03            (0.03)             1.00         2.99
1992                    1.00         0.05            (0.05)             1.00         4.83
1991                    1.00         0.07            (0.07)             1.00         7.28
1990                    1.00         0.08            (0.08)             1.00         8.65
1989                    1.00         0.09            (0.09)             1.00         8.87
1988                    1.00         0.07            (0.07)             1.00         6.70
1987                    1.00         0.06            (0.06)             1.00         5.85
CLASS C*
1996 (a)               $1.00        $0.02           $(0.02)            $1.00         2.38%+
1996                    1.00         0.05            (0.05)             1.00         5.00
1995                    1.00         0.05            (0.05)             1.00         4.89
1994                    1.00         0.03            (0.03)             1.00         2.74
1993 1                  1.00         0.01            (0.01)             1.00         1.23+
----------------
TAX-FREE RESERVE
----------------
CLASS Y*
1996 (a)               $1.00        $0.02           $(0.02)            $1.00         1.53%+
1996                    1.00         0.03            (0.03)             1.00         3.20
1995                    1.00         0.03            (0.03)             1.00         3.12
1994                    1.00         0.02            (0.02)             1.00         2.03
1993                    1.00         0.02            (0.02)             1.00         2.23
1992                    1.00         0.03            (0.03)             1.00         3.56
1991 3                  1.00         0.01            (0.01)             1.00         1.07+
CLASS C*
1996 (a)               $1.00        $0.01           $(0.01)            $1.00         1.41%+
1996                    1.00         0.03            (0.03)             1.00         2.95
1995                    1.00         0.03            (0.03)             1.00         2.86
1994                    1.00         0.02            (0.02)             1.00         1.78
1993 1                  1.00         0.01            (0.01)             1.00         0.85+


                    --------     -----------     ----------   -----------     ----------
                                                                   RATIO       RATIO OF
                          NET                        RATIO    OF EXPENSES     NET INCOME
                       ASSETS          RATIO        OF NET     TO AVERAGE     TO AVERAGE
                          END    OF EXPENSES        INCOME     NET ASSETS     NET ASSETS
----------------    OF PERIOD     TO AVERAGE     TO AVERAGE    (EXCLUDING     (EXCLUDING
TREASURY RESERVE        (000)     NET ASSETS     NET ASSETS      WAIVERS)       WAIVERS)
----------------    --------     -----------     ----------   -----------     ----------
CLASS Y*
1996 (a)             $847,112       0.50%       4.84%            0.71%          4.63%
1996                  892,562       0.50        5.02             0.77           4.75
1995                  479,206       0.48        4.91             0.85           4.54
1994                  484,974       0.48        2.87             0.86           2.49
1993                  446,788       0.46        2.89             0.85           2.50
1992                  444,388       0.38        4.58             0.82           4.14
1991                  427,439       0.37        6.80             0.82           6.35
1990                  270,524       0.37        8.03             0.84           7.56
1989 2                220,479       0.20        9.26             0.84           8.62
CLASS C*
1996 (a)              $14,012       0.75%       4.58%            0.96%          4.37%
1996                   19,386       0.75        4.81             1.03           4.53
1995                   21,612       0.73        4.81             1.10           4.44
1994                    7,573       0.73        2.62             1.11           2.24
1993 1                  7,672       0.75        2.46             1.14           2.07
------------
CASH RESERVE
------------
CLASS Y*
1996 (a)             $787,560       0.49%       4.92%            0.70%          4.71%
1996                  790,211       0.50        5.09             0.78           4.81
1995                  510,341       0.48        5.04             0.85           4.67
1994                  505,273       0.47        2.95             0.85           2.57
1993                  460,832       0.46        2.97             0.85           2.58
1992                  568,672       0.38        4.68             0.82           4.24
1991                  473,187       0.37        6.94             0.82           6.49
1990                  316,290       0.34        8.28             0.80           7.82
1989                  186,151       0.37        8.62             0.90           8.05
1988                   82,399       0.55        6.54             1.14           5.96
1987                   35,054       0.54        5.60             1.01           5.13
CLASS C*
1996 (a)              $21,518       0.74%       4.67%            0.95%          4.46%
1996                   19,736       0.75        4.86             1.03           4.58
1995                   17,583       0.73        4.86             1.10           4.49
1994                   11,451       0.72        2.70             1.10           2.32
1993 1                 15,330       0.76        2.52             1.15           2.13
----------------
TAX-FREE RESERVE
----------------
CLASS Y*
1996 (a)             $119,214       0.49%       3.03%            0.70%          2.82%
1996                  104,196       0.48        3.14             0.76           2.86
1995                   62,756       0.48        3.09             0.85           2.72
1994                   79,384       0.49        2.00             0.87           1.62
1993                   72,255       0.51        2.20             0.89           1.82
1992                   80,147       0.37        3.39             0.88           2.88
1991 3                 42,573       0.06        4.20             0.81           3.45
CLASS C*
1996 (a)               $2,895       0.74%       2.78%            0.95%          2.57%
1996                    2,850       0.73        2.94             1.02           2.65
1995                    1,524       0.73        2.80             1.10           2.43
1994                    2,708       0.74        1.75             1.12           1.37
1993 1                  1,795       0.76        1.71             1.14           1.33



* ON APRIL 22, 1996, SERIES A SHARES WERE REDESIGNATED CLASS Y AND SERIES B SHARES WERE REDESIGNATED CLASS C.
+  RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(A) RATIOS FOR THIS SIX-MONTH PERIOD ENDED DECEMBER 31, 1996, HAVE BEEN ANNUALIZED.
1 COMMENCED OPERATIONS JANUARY 4, 1993. RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
2 COMMENCED OPERATIONS NOVEMBER 21, 1988. RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
3  COMMENCED OPERATIONS APRIL 16, 1991. RATIOS FOR THE PERIOD HAVE BEEN
   ANNUALIZED.

NOTES TO
FINANCIAL
STATEMENTS

AS OF
DECEMBER 31, 1996
(UNAUDITED)



1.  ORGANIZATION
     The CoreFund Equity Index Fund, Core Equity Fund, Growth Equity Fund, Special Equity Fund, International Growth Fund, Balanced Fund (the Equity Funds), Short Term Income Fund, Short-Intermediate Bond Fund, Government Income Fund, Bond Fund, Intermediate Municipal Bond Fund, Global Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund (the Fixed Income Funds), Cash Reserve, Treasury Reserve, and Tax-Free Reserve (the Money Market Funds) are portfolios offered by CoreFunds, Inc. (The Company), an open-end investment company registered under the Investment Company Act of 1940, as amended. The Company is presently authorized to offer 20 separate portfolios (the Portfolios):

EQUITY PORTFOLIOS:                             MONEY MARKET PORTFOLIOS:
Equity Index Fund                              Treasury Reserve
Core Equity Fund                               Cash Reserve
Growth Equity Fund                             Tax-Free Reserve
Special Equity Fund                            Elite Cash Reserve
International Growth Fund                      Elite Treasury Reserve
Balanced Fund                                  Elite Tax-Free Reserve

FIXED INCOME PORTFOLIOS:
Short Term Income Fund
Short-Intermediate Bond Fund
Government Income Fund Bond
Fund Intermediate Municipal Bond Fund
Global Bond Fund
Pennsylvania Municipal Bond Fund
New Jersey Municipal Bond Fund

     The financial statements of the Elite Cash Reserve, Elite Treasury Reserve and Elite Tax-Free Reserve are not presented herein.

     The assets of each Portfolio are segregated, and a Shareholder's interest is limited to the Portfolio in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Portfolios.
     SECURITY VALUATION--Investment securities of the Equity and Fixed Income Funds which are listed on a securities exchange for which market quotations are available are valued by an independent pricing service at the last quoted sales price for such securities on each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price using procedures determined in good faith by the Board of Trustees. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.
     Investment securities of the Money Market Funds are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

     The books and records of the International Growth Fund and Global Bond Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following bases:

      (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Growth Fund does not isolate the portion of gains or losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     The International Growth Fund and Global Bond Fund report certain foreign currency related transactions as components of unrealized and realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

NOTES TO
FINANCIAL
STATEMENTS
(CONTINUED)

AS OF
DECEMBER 31, 1996
(UNAUDITED)                                                             COREFUND


     FORWARD FOREIGN CURRENCY CONTRACTS--The International Growth Fund and Global Bond Fund enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. The aggregate principal amounts of the contracts are not recorded as the funds intend to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The funds realize gains or losses at the time forward contracts are extinguished. Financial future contracts are valued at the settlement price established each day by the board of trade on exchange on which they are traded.
     SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the trade date of the security purchase or sale. Cost used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period, which is calculated using the effective interest method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.
     REPURCHASE AGREEMENTS--Securities pledged as collateral for Repurchase Agreements are held by each Portfolio's custodian bank until maturity of the Repurchase Agreements. Provisions of the Agreements and procedures adopted by the Adviser ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into insolvency proceedings, realization of collateral by the Portfolio may be delayed or limited.
     EXPENSES--Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Company are pro-rated to the Portfolios on the basis of relative net assets. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and accumulated realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net asset value each day.
     DISTRIBUTION TO SHAREHOLDERS--The Equity Index Fund, Core Equity Fund, Growth Equity Fund, Special Equity Fund, Balanced Fund and Global Bond Fund declare and pay dividends on a quarterly basis. The International Growth Fund declares and pays dividends periodically. Such dividends are reinvested in additional shares unless otherwise requested. The Short Term Income Fund, Short-Intermediate Bond Fund, Government Income Fund, Bond Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Treasury Reserve, Cash Reserve and Tax-Free Reserve distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for a Portfolio are distributed to its shareholders at least annually.
     Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.
     FEDERAL INCOME TAXES--It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income tax is required.
     OTHER--Organizational costs incurred with the start up of the Balanced Fund, Government Income Fund, Short Term Income Fund, Intermediate Municipal Bond Fund, Global Bond Fund, Pennsylvania Municipal Bond Fund and New Jersey Municipal Bond Fund are being amortized on a straight line basis over a maximum period of sixty months. If any or all of the shares representing initial capital of each fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational cost balance in the same proportion as the number of shares redeemed bears to the initial shares outstanding immediately preceding the redemption.

                                                                        COREFUND

3. INVESTMENT ADVISORY AND CUSTODIAL SERVICES
     The Company has entered into an investment advisory agreement with CoreStates Investment Advisers, Inc. ("CSIA") to provide investment advisory services to each Fund. For its services CSIA receives a fee based on the annual average daily net assets of each Fund as shown in the following table:

                     ADVISER         INVESTMENT ADVISORY                                ADVISER           INVESTMENT ADVISORY
 FUND                FEE             AGREEMENT DATE           FUND                      FEE               AGREEMENT DATE
------------------   -------------  --------------------      -------------             ----------        -------------------
Equity Index         0.40%           March 25, 1991           Short Term Income         0.74%             April 12, 1996
Core Equity          0.74            April 12, 1996           Short-Intermediate Bond   0.50              March 25, 1991
Growth Equity        0.75            March 25, 1991           Government Income         0.50              March 25, 1991
Special Equity       1.50            April 12, 1996           Bond                      0.74              April 12, 1996
International Growth 0.80            December 5, 1989         Global Bond               0.60              March 25, 1991
Balanced             0.70            March 25, 1991           Intermediate Municipal
                                                                 Bond                   0.50              March 25, 1991
Treasury Reserve     0.40            April 12, 1996           Pennsylvania Municipal
                                                                 Bond                   0.50              May 15, 1994
Cash Reserve         0.40            April 12, 1996           New Jersey Municipal
Tax-Free Reserve     0.40            April 12, 1996              Bond                   0.50              May 15, 1994



     This fee is computed daily and paid monthly for all Funds. Additionally, for the year ended December 31, 1996, CSIA has voluntarily waived a portion of their fees in order to assist the Funds in maintaining competitive expense ratios.

     CoreStates Bank serves as Custodian to the Company. Under the Custodian Agreement, CoreStates Bank holds each Fund's securities and cash items, makes receipts and disbursements of money on behalf of each Fund, collects and receives all income and other payments and distributions on account of the Funds' securities and performs other related services. CoreStates Bank may, in its discretion and at its own expense, open and maintain a sub-custody account or employ a sub-custodian on behalf of the Funds investing exclusively in the United States and may, with the Funds' Board approval and at the expense of the Funds, employ sub-custodians on behalf of the Funds who invest in foreign countries provided that CoreStates Bank shall remain liable for the performance of all of its duties under the Custodian Agreement.

     Sub-Advisory services are provided to the CoreStates Advisers for the International Growth Fund by Martin Currie, Inc. and Aberdeen Managers (The "Sub-Advisers"). Sub-Advisory services are provided for the Global Bond Fund by Analytic TSA (formerly Alpha Global). CoreStates Advisers is responsible for the supervision, and payment of fees to the Sub-Advisers in connection with their services.

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES
     Pursuant to an Administration agreement dated October 30, 1992, as amended June 1, 1995, SEI Fund Resources ("SFR") acts as the Portfolio's Administrator. Under the terms of such agreement, SFR is entitled to receive an annual fee of 0.25% on the average net assets of the Portfolios. SFR voluntarily waives a portion of their fees in order to assist the Funds in maintaining competitive expense ratios.

     Effective for the period July 1, 1995 to November 16, 1995, SEI Financial Management Corporation acted as the Transfer Agent of the Trust. Pursuant to a Transfer Agency agreement dated November 16, 1995, Boston Financial Data Services ("BFDS"), a wholly owned subsidiary of State Street Bank and Trust Company acts as the Portfolio's Transfer Agent. As such, BFDS provides transfer agency, dividend disbursing and shareholder servicing for the Portfolios.

     On November 2, 1992, SEI Financial Services ("SFS"), a wholly owned subsidiary of SEI, became the Portfolios exclusive Distributor pursuant to a distribution agreement dated October 30, 1992.

     The Company has adopted a Distribution Plan (the Plan) for those Portfolios offering Class A shares. The Plan provides for the payment by the Company to the Distributor of up to 0.25% of the daily net assets of each Class A and C Portfolio to which the Plan is applicable. The Distributor is authorized to use this fee as compensation for its distribution related services and as payment to certain securities broker/dealers and financial institutions which enter into shareholder servicing agreements or broker agreements with the Distributor. The Portfolios paid approximately $786,000 to affiliated brokers for commissions earned on the sales of the shares of the Funds.

     Certain officers of the Company are also officers of the Administrator. Such officers are paid no fees by the Portfolios.

     The Portfolios have paid legal fees to a law firm in which the Secretary of the Company is partner.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

AS OF DECEMBER 31, 1996
(UNAUDITED)

5. INVESTMENT TRANSACTIONS
     During the six month period ended December 31, 1996, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                          ----------------------------------------    -----------------------------------------

                                                           PURCHASES                                      SALES

                                          ----------------------------------------    -----------------------------------------

                                         U.S.                                         U.S.
PORTFOLIO INVESTMENT TRANSACTIONS (000)  GOVERNMENT       OTHER          TOTAL        GOVERNMENT        OTHER         TOTAL
                                        ------------   ------------    ---------    ---------------   ----------    ----------
      Growth Equity Fund                 $ --           $ 44,045       $ 44,045      $   --           $ 38,037       $ 38,037
      Core Equity Fund                     --            197,802        197,802          --            197,551        197,551
      Equity Index Fund                    --             16,265         16,265          --              7,372          7,372
      Special Equity Fund                  --             27,952         27,952          --             30,824         30,824
      International Growth Fund            --             44,272         44,272          --             38,000         38,000
      Balanced Fund                      6,965            22,449         29,414        5,559            22,154         27,713
      Government Income Fund               563            18,492         19,055          225            14,251         14,476
      Short Term Income Fund             5,262             1,490          6,752        4,885             5,423         10,308
      Short-Intermediate Bond Fund      97,128            29,172        126,300       70,779            60,800        131,579
      Intermediate Municipal Fund         --               1,076          1,076          --                473            473
      Bond Fund                        140,885            78,598        219,483      124,557            89,019        213,576
      Global Bond Fund                    --               3,929          3,929          --              9,981          9,981
      Pennsylvania Municipal Bond Fund    --               5,478          5,478          --              4,720          4,720
      New Jersey Municipal Bond Fund      --                 972            972          --                552            552
------------------------------------------------------------------------------------------------------------------------------


     At June 30, 1996, the Government Income Fund, Short- Intermediate Bond Fund, Intermediate Municipal Bond Fund, Global Bond Fund, Pennsylvania Municipal Bond Fund, Cash Reserve and Tax-Free Reserve had capital loss carryforwards for federal tax purposes of approximately $226,787, $1,700,933, $76,745, $844,494,
$82,558, $167,988 and $54,381, respectively, resulting from security sales. For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains. The carryforward for the Government Income Fund, Short- Intermediate Bond Fund, Intermediate Municipal Bond Fund, Global Bond Fund, Pennsylvania Municipal Bond Fund, Cash Reserve and Tax-Free Reserve Funds expires in 2003.

     At December 31, 1996 the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial purposes. The aggregate gross unrealized gain or loss on securities at December 31, 1996 for each portfolio within the CoreFunds is as follows:

----------------------------------------------------------------------------------------------------------
                                                        ------------       ------------        -----------
                                                         AGGREGATE          AGGREGATE
                                                           GROSS              GROSS
                                                        APPRECIATION       DEPRECIATION            NET
                                                        -------------      ------------        -----------
AGGREGATE GROSS UNREALIZED GAIN (LOSS)(000)
Growth Equity Fund                                       $33,672            $ (2,221)             $31,451
Core Equity Fund                                          80,942             (12,572)              68,370
Equity Index Fund                                         65,002              (3,280)              61,722
Special Equity Fund                                       10,936              (8,813)               2,123
International Growth Fund                                 22,717              (7,457)              15,260
Balanced Fund                                             15,541              (1,560)              13,981
Government Income Fund                                       209                (226)                 (17)
Short Term Income Fund                                        59                 (27)                  32
Short-Intermediate Bond Fund                               1,175                (439)                 736
Intermediate Municipal Fund                                   23                  (1)                  22
Bond Fund                                                  1,618                (824)                 794
Global Bond Fund                                             960                (400)                 560
Pennsylvania Municipal Bond Fund                             246                 (39)                 207
New Jersey Municipal Bond Fund                                44                  (1)                  43
----------------------------------------------------------------------------------------------------------

                                                                        COREFUND

6. FORWARD FOREIGN CURRENCY CONTRACTS
The International Growth Fund and Global Bond Fund enter into forward foreign currency contracts as hedges against portfolio positions. Such contracts, which protect the value of a Fund's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. The following forward foreign currency contracts were outstanding at December 31, 1996:

---------------------------------------------------------------------------------------------------------------------------
                                     ------------------   ------------------      ------------           ------------------
                                                                                                             UNREALIZED
                                                             CONTRACTS TO         IN EXCHANGE               APPRECIATION
                                          MATURITY         DELIVER/RECEIVE            FOR                   (DEPRECIATION)
                                     ------------------   -------------------     ------------            ------------------
INTERNATIONAL GROWTH FUND:
Foreign Currency Sales:                   2/14/97         JY 1,039,484,106        $9,034,962                 $ 412,038
                                                                                                             ---------
Foreign Currency Purchases:               2/14/97         JY   490,664,026        $4,354,800                   (90,059)
                                                                                                             ---------
   Net Unrealized Appreciation                                                                               $ 321,979
                                                                                                             =========
GLOBAL BOND FUND:
Foreign Currency Sales:                   3/7/97          DM    9,460,000         $6,206,535                 $  34,065
                                        2/26-3/6/97       DK   23,970,000          4,083,598                    35,075
                                        1/13-3/6/97       FF   22,530,000          4,355,942                    75,106
                                          3/7/97          NL    2,540,500          1,476,053                    10,197
                                                                                                             ---------
                                                                                                             $ 154,443
                                                                                                             ---------
Foreign Currency Purchases:               3/6/97          DK   12,010,000         $2,046,154                    22,293
                                                                                                             ---------
   Net Unrealized Appreciation                                                                               $ 176,736
                                                                                                             =========
--------------------------------------------------------------------------------------------------------------------------

CURRENCY LEGEND
DM        German Marks
DK        Danish Kroner
FF        French Francs
JY        Japanese Yen
NL        Netherlands Guilder

At December 31, 1996, the CoreFund Global Bond Fund had unrealized gains on closed but unsettled forward foreign currency contracts of $10,422 scheduled to settle on March 7, 1997.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

AS OF DECEMBER 31, 1996
(UNAUDITED)

7. CONCENTRATION OF CREDIT RISK
     The Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, and Tax-Free Reserve invest in debt instruments of municipal issuers. Although these Funds maintain a diversified portfolio, with the exception of the Pennsylvania Municipal Bond Fund and the New Jersey Municipal Bond Fund, the issuers ability to meet their obligations may be affected by economic developments in a specific state or region.
     The Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, and Tax-Free Reserve invest in securities which include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At December 31, 1996, the percentage of portfolio investments by each revenue source was as follows:

----------------------------------------------------------------------------------------------------------------
                                           ------------         ------------         ------------       --------
                                           INTERMEDIATE         PENNSYLVANIA          NEW JERSEY
                                            MUNICIPAL             MUNICIPAL            MUNICIPAL
                                              BOND                  BOND                 BOND           TAX-FREE
                                              FUND                  FUND                 FUND            RESERVE
                                           ------------         ------------         ------------       ---------
REVENUE BONDS:
Education Bonds                               10.6%                 22.6%                21.4%            10.5%
Health Care Bonds                              7.1                  13.6                  5.7              3.9
Transportation Bonds                          10.8                   3.6                  6.7              6.6
Utility Bonds                                 14.1                  14.1                  6.4              3.7
Housing Bonds                                  --                    4.8                  --               2.2
Pollution Control Bonds                        3.5                   0.3                  5.5              8.7
Industrial Bonds                               5.1                  17.1                  --               7.5
Public Facility Bonds                          --                    1.4                  2.9              2.6
Resource Recovery Bonds                        5.0                   --                   --               1.1
Other                                          5.6                   3.0                  3.9              5.5
GENERAL OBLIGATIONS                           38.2                  19.5                 47.5              1.8
TAX EXEMPT COMMERCIAL PAPER                    --                    --                   --              38.4
TAX AND REVENUE ANTICIPATION NOTES             --                    --                   --               3.3
TAX ANTICIPATION NOTES                         --                    --                   --               4.2
                                             ------                 ------              ------           ------
                                             100.0%                100.0%               100.0%           100.0%
----------------------------------------------------------------------------------------------------------------

     The rating of long-term debt as a percentage of total value of investments at December 31, 1996 is as follows:

------------------------------------------------------------------------------------------------------------------------------------
                               ----------    ----------    ----------    --------   ---------     ----------    ------    ----------
                                 SHORT-                                           PENNSYLVANIA    NEW JERSEY
                              INTERMEDIATE  INTERMEDIATE   GOVERNMENT     GLOBAL    MUNICIPAL      MUNICIPAL              SHORT-TERM
                                  BOND       MUNICIPAL       INCOME        BOND       BOND           BOND        BOND       INCOME
                                  FUND         FUND           FUND         FUND       FUND           FUND        FUND        FUND
                              ----------    ----------    ----------     --------  -----------     ----------   ------    ----------
STANDARD & POORS RATINGS:
      AAA                         69%           66%           91%           87%        70%            38%         69%        63%
      AA+                         --            20            --            --          9             18          --         --
      AA                          --             3            --             6         --             --          --         --
      AA-                          1             3            --            --          6              9          --         --
      A+                           3             2            --            --          3             --           4          3
      A                            4            --            --            --          2             --           3          2
      A-                           2            --            --            --          1             --           5          2
      BBB+                         3            --            --            --         --             --           3         --
      BBB                          4            --            --            --         --             --           4          5
      BBB-                         1            --            --            --         --             --           2          2
      BB+                          2            --            --            --         --             --           1          4
      BB                           1            --            --            --         --             --          --         --
      NR                          10             6             9             7          9             35           9         19
                               ---------     ---------    ---------     ---------    ---------    ---------    ---------  ---------
                                 100%          100%          100%          100%       100%           100%        100%       100%
------------------------------------------------------------------------------------------------------------------------------------

                                                                        COREFUND

     Many municipalities insure their obligations with insurance underwritten by insurance companies which undertake to pay a holder, when due, the interest and principal amount on an obligation if the issuer defaults on its obligation. Although bond insurance reduces the risk of loss due to default by the issuer, there is no assurance that the insurance company will meet its obligations. Also, some of the securities have credit enhancements (letters of credit or guarantees issued by third party domestic or foreign banks or other institutions). At December 31, 1996, the percentage of securities with credit enhancements are as follows:

---------------------------------------------------------------------
                                     ------------        ------------
                                       LETTERS
                                         OF                  BOND
                                        CREDIT             INSURANCE
                                     ------------        ------------
Intermediate Municipal Bond Fund         3.5%                 62.9%
Pennsylvania Municipal Bond Fund          --                  62.4
New Jersey Municipal Bond Fund           9.2                  19.8
Tax-Free Reserve                        47.5                  38.5
---------------------------------------------------------------------

8. SHARE TRANSACTIONS (000):
For the six month period ended December 31, 1996.

                              -------  -------   --------   ---------   ------------   ---------   --------     -------      -------
                              EQUITY    CORE      GROWTH     SPECIAL    INTERNATIONAL
                               INDEX   EQUITY     EQUITY      EQUITY       GROWTH       BALANCED   TREASURY      CASH       TAX-FREE
                               FUND    FUND(1)     FUND       FUND          FUND         FUND      RESERVE      RESERVE      RESERVE
                              -------  -------    -------    --------   ------------   ---------   ---------   ---------     -------
CLASS Y
Shares issued                   664     1,657      1,481       580         512         1,061     1,550,124   1,044,829      211,812
Shares issued in lieu
  of cash distributions         116     2,056        927     1,309         840           593         3,003       1,619          128
Shares redeemed                (348)   (2,428)    (1,092)     (871)       (943)         (922)   (1,598,599) (1,049,102)    (196,921)
                              -----    ------     ------    ------      ------        ------    ----------  ----------     --------
Net increase (decrease)         432     1,285      1,316     1,018         409           732       (45,472)     (2,654)      15,019
                              =====    ======     ======    ======      ======        ======    ==========  ==========     ========

CLASS A
Shares issued                    30        61         50        39          16            45         6,047      19,114        2,118
Shares issued in lieu
    of cash distributions        --        57         30        31          14            20           152         472           41
Shares redeemed                  --       (45)       (13)      (6)         (20)          (33)      (11,573)    (17,804)      (2,114)
                              -----    ------     ------    ------      ------        ------    ----------  ----------     --------
Net increase (decrease)          30        73         67        64          10            32        (5,374)      1,782           45
                              =====    ======     ======    ======      ======        ======    ==========  ==========     ========

TOTAL SHARE ACTIVITY
  FOR PERIOD                    462     1,358      1,383     1,082         419           764       (50,846)       (872)      15,064
                              =====    ======     ======    ======      ======        ======    ==========  ==========     ========


(1) THIS FUND WAS FORMERLY KNOWN AS THE EQUITY FUND.
AMOUNTS  DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

NOTES TO
FINANCIAL
STATEMENTS                                                              COREFUND
(CONCLUDED)

AS OF
DECEMBER 31,1996
(UNAUDITED)


8.  SHARE TRANSACTIONS (000): -- CONTINUED

                            -----------  --------     -----------  -------  --------   -------------   -------------    ------------
                            SHORT TERM    SHORT-      GOVERNMENT             GLOBAL    INTERMEDIATE     PENNSYLVANIA     NEW JERSEY
                              INCOME   INTERMEDIATE     INCOME      BOND      BOND      MUNICIPAL         MUNICIPAL      MUNICIPAL
                               FUND       FUND           FUND       FUND      FUND      BOND FUND         BOND FUND       BOND FUND
                            -----------  --------     ----------   --------  --------  -------------    ------------      ----------
CLASS Y
Shares issued in lieu          418        1,972         599         909         8             58              193               21
  of cash distributions
                                94          514          31         667       176              1               16                1

Shares repurchased            (491)      (2,357)        (77)     (2,197)      (22)            (5)            (131)             (20)
                             -----      -------       -----     -------     -----          -----            -----             ----
Net increase (decrease)         21          129         553        (621)      162             54               78                2
                             =====      =======       =====     =======     =====          =====            =====             ====
CLASS A
Shares issued                   15           11          29          22         1              3               31                2
Shares issued in lieu
  of cash distributions         --            8           4           4         1              2                2                1
Shares repurchased              --          (23)        (14)        (17)       (1)           (11)             (32)              --
                             -----      -------       -----     -------     -----          -----            -----             ----
Net increase (decrease)         15           (4)         19           9         1             (6)               1                3
                             =====      =======       =====     =======     =====          =====            =====             ====
TOTAL SHARE ACTIVITY
  FOR PERIOD                    36          125         572        (612)      163             48               79                5
                             =====      =======       =====     =======     =====          =====            =====             ====


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SHAREHOLDER
NOTES
                                                                        COREFUND

SHAREHOLDER
NOTES
                                                                        COREFUND

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE CORPORATION. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE CORPORATION UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CORESTATES BANK, N.A., THE PARENT CORPORATION OF EACH FUND'S INVESTMENT ADVISER. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF A MUTUAL FUND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. CORESTATES BANK, N.A. SERVES AS CUSTODIAN FOR THE FUNDS. SEI FINANCIAL SERVICES COMPANY SERVES AS DISTRIBUTOR AND IS NOT AFFILIATED WITH CORESTATES BANK, N.A.

COREFUNDS, INC.

DIRECTORS
Emil J. Mikity, Chairman
George H. Strong
Erin Anderson
Thomas Taylor
Cheryl Wade

OFFICERS
David G. Lee, President
James W. Jennings, Secretary

INVESTMENT ADVISER
CoreStates Investment Advisers, Inc.
Philadelphia, PA 19101

ADMINISTRATOR
SEI Fund Resources
Wayne, PA 19087

DISTRIBUTOR
SEI Financial Services Company
Oaks, PA 19456

LEGAL COUNSEL
Morgan, Lewis &Bockius
Philadelphia, PA 19103

AUDITORS
Ernst & Young LLP
Philadelphia, PA 19103


INVESTMENT ADVISER
[GRAPHIC]
CORESTATES LOGO

FOR MORE INFORMATION, CALL COREFUND
AT 1-800-355-CORE (2673).

COR-F-043-04

                                 CoreFunds,Inc.
--------------------------------------------------------------------------------
                               ELITE CASH RESERVE
                               SEMI-ANNUAL REPORT
                                December 31, 1996

MANAGERS' DISCUSSION OF FUND PERFORMANCE       COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
SEMI-ANNUAL RESULTS:
  [BULLET] This Fund returned 2.68% for the six months ending December 31, 1996. [BULLET] The Fund's benchmark, the IBC Financial Data All Taxable Money Fund
           Average, returned 2.45% for the same period.
  [BULLET] Assets in the Fund as of December 31, 1996 totaled $373 million.

COMMENTARY:
     The average maturity of the CoreFund Elite Cash Reserve increased from 45 days to a range of 50 to 60 days during the second half of 1996. While using a laddered maturity approach, we continued to add value by taking advantage of spread products such as commercial paper. The addition of eligible callable agencies and asset-backed securities also boosted yield.

     The Federal Reserve rate remained unchanged during this period. However, economic data was weak-to-stable which caused volatility in short-term rates. The market traded on economic statistics throughout the period. The Fund took advantage of these conditions by extending the average maturity to enhance the overall yield.

     Going forward, we continue to watch economic indicators that are directly related to inflation. Specifically, retail sales, manufacturing capacity utilization, employment reports, and average hourly earnings. It is our view that short-term rates will remain stable during the first quarter of 1997.

STATEMENT OF NET ASSETS                        COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)


                                             PAR               VALUE
ELITE CASH RESERVE                          (000)              (000)
-------------------------------------------------------------------------------
COMMERCIAL PAPER - 76.5%
   AI Credit
         5.423%, 01/16/97                  $  5,000            $  4,989
   Abbey National Bank
         5.412%, 03/11/97                     5,000               4,949
   Abbott Laboratories
         5.327%, 01/06/97                     5,000               4,996
   Alcatel Alsthom, Incorporated
         5.484%, 01/27/97                     5,670               5,648
   Ameritech Capital Funding
         5.614%, 01/08/97                     4,750               4,745
         5.372%, 02/05/97                     5,000               4,974
   Asset Securities Coop Corp.
         5.391%, 01/13/97                     5,000               4,991
         5.383%, 02/26/97                     5,000               4,959
         5.402%, 03/11/97                     5,000               4,949
   Associates Corp. of North America
         5.516%, 01/31/97                     1,000                 995
   Banc One Guaranteed Funding
         5.361%, 01/21/97                     5,000               4,985
         5.559%, 02/14/97                     5,000               4,966
   Bell Atlantic Network Funding Corp.
         5.435%, 01/29/97                     5,000               4,979
   Caisse Des Despots En Consign
         5.463%, 01/03/97                     5,000               4,998
   Campbell Soup Co.
         5.380%, 02/07/97                     5,000               4,973
   Canadian Imperial Bank of Commerce
         5.369%, 01/28/97                     5,000               4,980
         5.462%, 02/19/97                     5,000               4,963
   Cit Group Holdings
         5.387%, 02/28/97                     5,000               4,957
   Commonwealth Bank of Australia
         5.397%, 01/16/97                     5,000               4,989
   Dupont & Co.
         5.349%, 01/27/97                     5,000               4,981
   Ford Motor Credit Co.
         5.611%, 01/02/97                     5,000               4,999
         5.529%, 02/25/97                     5,000               4,959
         5.451%, 03/28/97                     5,000               4,936

STATEMENT OF NET ASSETS (CONTINUED)            COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)



                                              PAR                 VALUE
ELITE CASH RESERVE                           (000)                (000)
--------------------------------------------------------------------------------
   General Electric Capital
         5.354%, 01/15/97                   $ 5,000            $  4,990
   General Electric Credit
         5.582%, 03/10/97                     5,000               4,949
   Goldman Sachs Group
         5.375%, 02/05/97                     5,000               4,974
         5.454%, 02/24/97                     5,000               4,960
         5.493%, 04/22/97                     5,000               4,918
   Heinz Co.
         5.435%, 01/31/97                       500                 498
   Merrill Lynch Co., Inc.
         5.372%, 01/31/97                     5,000               4,978
         5.383%, 02/27/97                     5,000               4,958
   Met Life Funding
         5.338%, 01/14/97                     5,000               4,990
         5.360%, 01/30/97                     5,000               4,979
         5.357%, 03/04/97                     5,000               4,955
   Minnesota Mining and Manufacturing
         5.329%, 01/28/97                     5,000               4,980
   Mitsubishi International Co.
         5.373%, 01/08/97                     5,000               4,995
         5.366%, 02/04/97                     5,000               4,975
   Morgan Stanley
         5.420%, 02/11/97                     5,000               4,969
         5.377%, 02/13/97                     5,000               4,968
   Motorola Credit Corp.
         5.306%, 01/24/97                     5,000               4,983
   National Australia Bank
         5.377%, 02/03/97                     5,000               4,976
   National Rural Utilities
         5.377%, 01/22/97                     5,000               4,985
   Pitney Bowes Credit
         5.670%, 01/10/97                     4,300               4,294
         5.492%, 02/18/97                       750                 745
         5.426%, 05/02/97                     5,000               4,911
   Procter & Gamble Co.
         5.336%, 01/17/97                     6,531               6,516
   Province of British Columbia
         5.351%, 01/09/97                     5,000               4,994

STATEMENT OF NET ASSETS (CONTINUED)            COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)


                                             PAR                 VALUE
ELITE CASH RESERVE                          (000)                (000)
------------------------------------------------------------------------
   Province of Quebec
         5.389%, 01/23/97                  $  5,000            $  4,984
         5.355%, 01/27/97                     2,000               1,992
         5.684%, 03/13/97                    10,000               9,891
   Prudential Funding Corp.
         5.420%, 01/06/97                     5,000               4,996
         5.635%, 01/10/97                     5,000               4,993
         5.475%, 01/23/97                     5,000               4,983
   Southwestern Bell Capital
         5.346%, 02/06/97                     5,000               4,974
   Southwestern Bell
         5.374%, 02/12/97                     6,000               5,963
   Walt Disney Co.
         5.372%, 02/10/97                     5,000               4,971
         5.425%, 03/27/97                     5,000               4,938
   Weyerhauser Co.
         5.345%, 01/07/97                     5,000               4,996
         5.357%, 02/21/97                     5,000               4,962
                                                               --------
   TOTAL COMMERCIAL PAPER
      (Cost $284,943)                                           284,943
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.7%
   FHLB
         6.000%, 09/24/97                     5,000               5,018
         5.810%, 11/04/97                     5,000               5,000
   FHLMC
         5.385%, 02/26/97                    10,000               9,916
   FNMA
         5.280%, 01/14/97                     5,000               4,990
         4.780%, 02/14/97                    10,000               9,998
         5.410%, 12/10/97(A)                  5,000               4,998
                                                               --------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (Cost $39,920)                                             39,920
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 0.2%
   U.S. Treasury Bill+
         5.070%, 03/06/97                       650                 644
                                                               --------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $644)                                                   644
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (CONTINUED)            COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)



                                                     PAR               VALUE
ELITE CASH RESERVE                                  (000)              (000)
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 0.9%
   Capital Equipment Receivables Trust,
      Series 1996-1, Class A1
         5.600%, 10/15/97                         $ 3,552             $ 3,553
                                                                      -------
   TOTAL ASSET BACKED SECURIIES
      (Cost $3,553)                                                     3,553
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 4.7%
   American Express Centurion (A)
         5.568%, 01/10/97                           5,000               5,000
   Associates Corporation of North America
         7.750%, 11/01/97                           2,200               2,236
   E.I. DuPont de Nemours
         8.650%, 12/01/97                           5,000               5,134
   Toyota Motor Credit (A)
         4.930%, 01/02/97                           5,000               5,000
                                                                      -------
   TOTAL CORPORATE OBLIGATIONS
      (Cost $17,370)                                                   17,370
--------------------------------------------------------------------------------
MASTER NOTES - 0.0%
   Associates Corporation of North America
         5.234%, 11/01/97                              30                  31
                                                                      -------
   TOTAL MASTER NOTES
      (Cost $31)                                                           31
--------------------------------------------------------------------------------
TIME DEPOSITS - 2.7%
   Sumitomo Bank
         9.000%, 01/02/97                          10,000              10,000
                                                                      -------
   TOTAL TIME DEPOSITS
      (Cost $10,000)                                                   10,000
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 1.3%
   Banque Nationale de Paris
         5.370%, 02/12/97                           5,000               5,000
                                                                      -------
   TOTAL CERTIFICATES OF DEPOSIT
      (Cost $5,000)                                                     5,000
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (CONCLUDED)            COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)



                                                    PAR               VALUE
ELITE CASH RESERVE                                 (000)              (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 3.4%
   Aubrey Lanston
      5.750%, dated 12/31/96, matures
      01/02/97, repurchase price
      $12,503,993 (Collateralized by
      U.S. Treasury Note, par value
      $12,500,000, 5.875%, 11/30/01;
      market value $12,647,124)                   $12,500            $ 12,500
                                                                     --------
   TOTAL REPURCHASE AGREEMENT
      (Cost $12,500)                                                   12,500
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.4%
   (Cost $373,961)                                                    373,961
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - (0.4%)                             (1,332)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares ($0.001 par value -- 750
      million authorized) based on
      372,629,442 outstanding shares                                  372,629
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                            $372,629
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                        $   1.00
--------------------------------------------------------------------------------


+ EFFECTIVE YIELD

(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1996.

FHLB -- FEDERAL HOME LOAN BANK

FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION

FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (000)                  COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
For the six month period ended December 31, 1996                     (Unaudited)




ELITE CASH RESERVE*
---------------------------------------------------------------------------
INVESTMENT INCOME:
         Interest                                           $10,457
                                                            -------
EXPENSES:
      Investment advisory fees                                  385
      Less investment advisory fees waived                     (385)
      Administrative fees                                       482
      Less administrative fees waived                          (270)
      Transfer agent fees & expenses                             45
      Professional fees                                          22
      Registration & filing fees                                 12
      Printing                                                   15
      Miscellaneous                                               7
                                                            -------
Total expenses                                                  313
                                                            -------

NET INVESTMENT INCOME                                        10,144
                                                            -------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $10,144
                                                            =======

* THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY CASH RESERVE.

                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)      COREFUND ELITE MONEY MARKET FUNDS
-------------------------------------------------------------------------------
For the six month period ended December 31, 1996 (Unaudited) and the year ended June 30, 1996


ELITE CASH RESERVE*
-----------------------------------------------------------------------------------------
                                                          07/01/96             07/01/95
                                                         TO 12/31/96          TO 06/30/96
                                                         -----------          -----------
OPERATIONS:
      Net investment income                                  $10,144             $ 21,639
                                                            --------             --------
      Net increase in net assets resulting
         from operations                                      10,144               21,639
                                                            --------             --------
DIVIDENDS DISTRIBUTED FROM:
      Net investment income                                  (10,144)             (21,639)
                                                            --------             --------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares issued                            335,551              596,669
      Cost of shares redeemed                               (347,368)            (618,820)
                                                            --------             --------
      Decrease in net assets derived from capital
         share transactions                                  (11,817)             (22,151)
                                                            --------             --------
NET DECREASE IN NET ASSETS:                                  (11,817)             (22,151)
NET ASSETS:
      Beginning of period                                    384,446              406,597
                                                            --------             --------
      End of period                                         $372,629             $384,446
                                                            ========             ========
SHARES ISSUED AND REDEEMED:
      Shares issued                                          335,551              596,669
      Shares redeemed                                       (347,368)            (618,820)
                                                            --------             --------
      Decrease in net shares derived from capital
         share transactions                                  (11,817)             (22,151)
                                                            --------             --------
OUTSTANDING SHARES:
      Beginning of period                                    384,446              406,597
                                                            --------             --------
      End of period                                          372,629              384,446
                                                            ========             ========

* THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY CASH RESERVE.

                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS                           COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)




ELITE CASH RESERVE+
-------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period

                           NET                                                       NET                      RATIO
                          ASSET                DISTRIBUTIONS      NET              ASSETS       RATIO        OF NET
                          VALUE        NET        FROM NET    ASSET VALUE            END     OF EXPENSES     INCOME
                        BEGINNING  INVESTMENT    INVESTMENT       END     TOTAL   OF PERIOD  TO AVERAGE    TO AVERAGE
                        OF PERIOD    INCOME        INCOME      OF PERIOD  RETURN   (000)     NET ASSETS    NET ASSETS
                        ---------  ----------  -------------  ----------- ------  ---------  -----------   ----------
For the six month
   period ended
   December 31, 1996**     $1.00      0.03         (0.03)         $1.00   2.68%*  $372,629      0.16%        5.25%

For the year ended
   June 30, 1996           $1.00      0.05         (0.05)         $1.00   5.62%   $384,446      0.15%        5.46%

For the year ended
   June 30, 1995           $1.00      0.05         (0.05)         $1.00   5.46%   $406,597      0.17%        5.35%

For the year ended
   June 30, 1994           $1.00      0.03         (0.03)         $1.00   3.31%   $382,814      0.16%        3.24%

For the year ended
   June 30, 1993           $1.00      0.03         (0.03)         $1.00   3.29%   $424,363      0.17%        3.25%

For the year ended
   June 30, 1992           $1.00      0.05         (0.05)         $1.00   5.04%   $416,945      0.18%        4.96%

For the year ended
   June 30, 1991           $1.00      0.07         (0.07)         $1.00   7.49%   $453,947      0.15%        7.05%

For the period ended
   June 30, 1990 (1)       $1.00      0.08         (0.08)         $1.00   8.03%*  $232,091      0.13%        8.42%

                            RATIO        RATIO OF
                          OF EXPENSES   NET INCOME
                          TO AVERAGE    TO AVERAGE
                          NET ASSETS    NET ASSETS
                          (EXCLUDING    (EXCLUDING
                           WAIVERS)     WAIVERS)
                          -----------   ----------
For the six month
   period ended
   December 31, 1996**       0.50%         4.91%

For the year ended
   June 30, 1996             0.76%         4.85%

For the year ended
   June 30, 1995             0.81%         4.71%

For the year ended
   June 30, 1994             0.84%         2.56%

For the year ended
   June 30, 1993             0.81%         2.61%

For the year ended
   June 30, 1992             0.83%         4.31%

For the year ended
   June 30, 1991             0.80%         6.40%

For the period ended
   June 30, 1990 (1)         0.83%         7.72%

-------

  *   RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
**    RATIOS FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 1996 HAVE BEEN ANNUALIZED.
(1)   THE ELITE CASH RESERVE COMMENCED OPERATIONS AUGUST 7, 1989.
      RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
  +   THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY CASH RESERVE.

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                  COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)




1. ORGANIZATION

The CoreFund Elite Cash Reserve is a Fund offered by CoreFunds, Inc. (the "Company"), an open-end investment company registered under the Investment Company Act of 1940, as amended.

The Company is presently authorized to offer shares in the following Funds (the "Funds"):

      EQUITY FUNDS:                                  MONEY MARKET FUNDS:
      Growth Equity Fund                             Cash Reserve
      Core Equity Fund                               Treasury Reserve
      Equity Index Fund                              Tax-Free Reserve
      International Growth Fund                      Elite Cash Reserve
      Balanced Fund                                  Elite Treasury Reserve
      Special Equity Fund                            Elite Tax-Free Reserve

      FIXED INCOME FUNDS:
      Short-Term Income
      Government Income Fund
      Short-Intermediate Bond Fund
      Intermediate Municipal Bond Fund
      Bond Fund
      Global Bond Fund
      Pennsylvania Municipal Bond Fund
      New Jersey Municipal Bond Fund

The financial statements included herein present only those of the Elite Cash Reserve. The financial statements of the remaining Funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Elite Cash Reserve.

SECURITY VALUATION -- Investment securities of the Elite Cash Reserve are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)      COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)


SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding period. Interest income is recorded on the accrual basis.

EXPENSES -- Expenses that are directly related to the Fund are charged directly to that Fund. Other operating expenses of the Company are prorated to the Fund on the basis of relative net assets.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required.

3.  INVESTMENT ADVISORY AND CUSTODIAL SERVICES

Pursuant to an investment advisory agreement dated April 12, 1996, investment advisory services are provided to the Company by CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), a wholly-owned subsidiary of CoreStates Bank, N.A. ("CoreStates Bank"), itself a wholly-owned subsidiary of CoreStates Financial Corp. Under the terms of such agreement, CoreStates Advisers is entitled to receive an annual fee of 0.20% on the average net assets of the Elite Cash Reserve. For the period ended December 31, 1996, CoreStates Advisers earned $385,431 in investment advisory fees, all of which was voluntarily waived in order to assist the Fund in maintaining a competitive expense ratio.

CoreStates Bank serves as Custodian to the Company. Under the Custodian Agreement, CoreStates Bank holds each Fund's securities and cash items, makes receipts and disbursements of money on behalf of each Fund, collects and receives all income and other payments and distributions on account of the Funds' securities and performs other related services. CoreStates Bank may, at its discretion and at its own expense, open and maintain a sub-custody account or employ a sub-custodian on behalf of the Funds investing exclusively in the United States and may, with the Funds' Board approval and at the expense of the Funds, employ sub-custodians on behalf of the Funds who invest in foreign countries provided that CoreStates Bank shall remain liable for the performance of all of its duties under the Custodian Agreement.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)      COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)



4.  ADMINISTRATIVE, DISTRIBUTION, AND TRANSFER AGENT SERVICES

Pursuant to an administration agreement dated October 30, 1992, as amended June 1, 1995, SEI Fund Resources ("SFR"), a wholly-owned subsidiary of SEI Corporation, acts as the Fund's Administrator. Under the terms of such agreement, SFR is entitled to receive an annual fee of 0.25% on the average daily net assets of the Elite Cash Reserve. Such a fee is computed daily and paid monthly. For the period ended December 31, 1996, administrative fees totaled $481,788 of which $269,524 was voluntarily waived in order to assist the Fund in maintaining a competitive expense ratio.

Effective for the period July 1, 1995 to November 16, 1995, SEI Financial Management Corporation acted as the Transfer Agent of the Fund. Pursuant to a transfer agency agreement dated November 16, 1995, Boston Financial Data Services ("BFDS") a subsidiary of State Street Bank and Trust Company acts as the Fund's Transfer Agent. As such, BFDS provides transfer agency, dividend disbursing, shareholder servicing and administrative services for the Fund.

On November 2, 1992, SEI Financial Services Company ("SFS"), also a wholly-owned subsidiary of SEI Corporation, became the Fund's exclusive Distributor pursuant to a distribution agreement dated October 30, 1992.

Certain officers of the Company are also officers of the Administrator. Such officers are not paid fees by the Fund.

The Fund has paid legal fees to a law firm in which the secretary of the Company is a partner.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Corporation. The report is not authorized for distribution to prospective investors in the Corporation unless preceded or accompanied by an effective prospectus. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, CoreStates Bank, N.A., the parent corporation of the Fund's investment adviser. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.



COR-F-059-01

                                 CoreFunds, Inc.
                                 ---------------

                             ELITE TAX-FREE RESERVE

                               SEMI-ANNUAL REPORT

                                December 31, 1996

MANAGERS' DISCUSSION OF FUND PERFORMANCE       COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
SEMI-ANNUAL RESULTS:
     (BULLET) This Fund returned  1.69% for the six-month  period ended December
              31,  1996.

     (BULLET) The Fund's benchmark, the IBC Donoghue Tax-Free Average,  returned
              1.49% for the same period.

     (BULLET) The  assets  in the Fund as of  December  31,  1996  totaled  $115 million.

COMMENTARY:
     The average weighted maturity of the CoreFund Elite Tax-Free Reserve was changed from 46 days to 58 days during the six months. The Fund's one year effective yield was 3.07%. Towards the end of the year, the average maturity was reduced to 47 days as a defensive posture against possible significant year-end outflows.

     The Fund was extended cautiously and selectively throughout the period. There was much debate over expectations for short-term interest rates and the viability of the U.S. economy. Market participants interpreted economic data piece-meal. During the third quarter, yields on one-year notes fluctuated and reached a high of 4% in late August. They then steadily declined throughout the fourth quarter.

     We continue to watch economic indicators that are directly related to inflation. Specifically, retail sales, manufacturing capacity utilization, employment reports, and average hourly earnings. We feel that these are the indicators being closely watched by the Federal Reserve Board. If these indicators continue to move along the same trend as recent months, we see no action being taken by the Federal Reserve Board during the first quarter of 1997.

STATEMENT OF NET ASSETS                        COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)



                                                                                          PAR               VALUE
ELITE TAX-FREE RESERVE                                                                   (000)              (000)
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 99.1%
   ALABAMA - 3.4%
   Montgomery, Alabama TECP
         3.600%, 01/29/97 ......................................................         $  990           $     990
   Stevenson, Alabama, Industrial Development Authority
      Environmental Improvement for Mead Project,
      Series D (A) (B) (C)
         4.950%, 01/02/97 ......................................................            500                 500
   Winfield, Alabama Industrial Development Authority
      Revenue Bond for Union Underwear Project (A) (B) (C)
         4.300%, 01/07/97 ......................................................          2,400               2,400
                                                                                                           --------
         Total Alabama                                                                                        3,890
                                                                                                           --------
   ALASKA - 5.2%
   Valdez, Alaska TECP
         3.500%, 02/25/97 ......................................................          3,325               3,325
         3.450%, 03/28/97 ......................................................          1,100               1,100
   Valdez, Alaska Marine Term Revenue Bond for Exxon
      Pipeline Company Project (A) (B)
         4.900%, 01/02/97 ......................................................          1,500               1,500
                                                                                                           --------
         Total Alaska                                                                                         5,925
                                                                                                           --------
   ARIZONA - 2.5%
   Arizona Agriculture Improvement and Power District
      Electric Revenue Bond for Salt River Project, Series E (A) (B)
         8.250%, 01/01/98 ......................................................          2,710               2,834
                                                                                                           --------
   CALIFORNIA - 1.9%
   Sonoma County, California TRAN
         4.500%, 01/29/98 ......................................................          2,200               2,221
                                                                                                           --------
   COLORADO - 1.2%
   Moffat County, Colorado Pollution Control Revenue Bond (A) (B)
         4.100%, 01/07/97 ......................................................          1,400               1,400
                                                                                                           --------
   DELAWARE - 1.2%
   New Castle County, Delaware GO
         3.850%, 04/01/97 ......................................................            615                 615
   Wilmington, Delaware Hospital Revenue Bond for
      Franciscan  Health Systems Project, Series A (A) (B) (C)
         4.950%, 01/02/97 ......................................................            800                 800
                                                                                                           --------
         Total Delaware                                                                                       1,415
                                                                                                           --------

STATEMENT OF NET ASSETS (CONTINUED)            COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)



                                                                                          PAR               VALUE
ELITE TAX-FREE RESERVE                                                                   (000)              (000)
-------------------------------------------------------------------------------------------------------------------
   FLORIDA - 6.3%
   Dade County, Florida Fixed Capital Asset Acquisition
      Revenue Bond, Series 1990 (A) (B) (C)
         4.450%, 01/07/97 ......................................................         $1,200            $  1,200
   Florida Municipal Power TECP
         3.500%, 02/27/97 ......................................................          1,520               1,520
   Florida State Housing Finance Agency Revenue
      Bond for Carlton Project, Series EEE (A) (B) (C)
         4.150%, 01/07/97 ......................................................          1,020               1,020
   Florida State Housing Finance Agency Revenue Bond
      for Huntington Project (A) (B) (C)
         3.950%, 01/07/97 ......................................................            200                 200
   Orange County, Florida Industrial Development
      Authority Revenue Bond for Orlando
      International Project (A) (B) (C)
         3.950%, 01/07/97 ......................................................            300                 300
   Sunshine State Florida  TECP
         3.700%, 01/08/97 ......................................................          1,000               1,000
         3.700%, 01/16/97 ......................................................          2,000               2,000
                                                                                                           --------
         Total Florida                                                                                        7,240
                                                                                                           --------
   GEORGIA - 1.5%
   Georgia Municipal Electric Authority
      Revenue Bond, Series B (A) (B)
         8.000%, 01/01/98 ......................................................          1,000               1,062
   Hapeville, Georgia Industrial Development Authority
      Revenue Bond for Hapeville Hotel Project (A) (B) (C)
         5.000%, 01/02/97 ......................................................            600                 600
                                                                                                           --------
         Total Georgia                                                                                        1,662
                                                                                                           --------
   ILLINOIS - 0.8%
   Chicago, Illinois O'Hare Airport Revenue Bond (A) (B) (C)
         4.150%, 01/07/97 ......................................................            400                 400
   Illinois Development Financial Authority Pollution Control
      Revenue Bond for Amoco Oil Company Project (A) (B)
         4.900%, 01/07/97 ......................................................            300                 300
   Lisle, Illinois Housing Authority Revenue Bond for
      Ashley of Lisle Project (A) (B) (C)
         4.000%, 01/07/97 ......................................................            200                 200
                                                                                                           --------
         Total Illinois                                                                                         900
                                                                                                           --------

STATEMENT OF NET ASSETS (CONTINUED)            COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)



                                                                                          PAR               VALUE
ELITE TAX-FREE RESERVE                                                                   (000)              (000)
-------------------------------------------------------------------------------------------------------------------
   INDIANA - 5.3%
   Gary, Indiana Environmental Improvement Revenue
      Bond for U.S. Steel Project (A) (B) (C)
         3.700%, 01/15/97 ......................................................         $  700            $    700
   Mt. Vernon, Indiana  TECP
         3.600%, 02/10/97 ......................................................            735                 735
   Sullivan, Indiana  TECP
         3.700%, 01/02/97 ......................................................            950                 950
         3.700%, 02/07/97 ......................................................            500                 500
         3.650%, 02/10/97 ......................................................            300                 300
         3.400%, 03/10/97 ......................................................            800                 800
         3.450%, 04/15/97 ......................................................          1,100               1,100
         3.500%, 04/15/97 ......................................................          1,000               1,000
                                                                                                           --------
         Total Indiana                                                                                        6,085
                                                                                                           --------
   KANSAS - 2.0%
   City of Burlington, Kansas  TECP
         3.600%, 01/22/97 ......................................................            400                 400
         3.600%, 02/25/97 ......................................................          1,500               1,500
   Kansas City, Kansas Industrial Development Revenue
      Bond for PQ Corporation Project (A) (B) (C)
         5.050%, 01/07/97 ......................................................            100                 100
   Wichita, Kansas Health Facilities Revenue Bond for
      Wichita Health Systems Project, Series XXV (A) (B) (C)
         4.300%, 01/07/97 ......................................................            300                 300
                                                                                                           --------
         Total Kansas                                                                                         2,300
                                                                                                           --------
   KENTUCKY - 2.6%
   Pendelton, Kentucky  TECP
         3.650%, 01/14/97 ......................................................          3,000               3,000
                                                                                                           --------
   LOUISIANA - 3.7%
   East Baton Rouge, Louisiana  Pollution Control
      Revenue Bond (A) (B) (C)
         5.000%, 01/02/97 ......................................................            800                 800
   Lake Charles, Louisiana District Port Facility
      Revenue Bond for Conoco Project (A) (B)
         4.950%, 01/02/97 ......................................................          1,800               1,800
   Louisiana State Public Facilities  Authority Revenue Bond
      for Kenner Hotel Project (A) (B) (C)
         5.000%, 01/02/97 ......................................................            600                 600

STATEMENT OF NET ASSETS (CONTINUED)            COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)



                                                                                          PAR               VALUE
ELITE TAX-FREE RESERVE                                                                   (000)              (000)
-------------------------------------------------------------------------------------------------------------------
   Louisiana State Recovery District Sales Tax
      Revenue Bond Pre-Refunded (FGIC)
         3.900%, 01/02/97 ......................................................         $1,000            $  1,001
                                                                                                           --------
         Total Louisiana                                                                                      4,201
                                                                                                           --------
   MASSACHUSETTS - 1.1%
   Massachusetts State, Series B, GO
         4.800%, 12/01/97 ......................................................          1,250               1,250
                                                                                                           --------
   MICHIGAN - 0.4%
   Delta County, Michigan Environmental Improvement
      Revenue Bond for Mead Escambia Paper Project,
      Series C (A) (B) (C)
         5.000%, 01/02/97 ......................................................            500                 500
                                                                                                           --------
   MISSISSIPPI - 0.9%
   Claiborne County, Mississippi TECP
         3.600%, 03/10/97 ......................................................          1,000               1,000
                                                                                                           --------
   MISSOURI - 0.2%
   Missouri State Health and Educational Facilities
      Authority Revenue Bond for Washington University,
      Series A (A)
         4.950%, 01/02/97 ......................................................            200                 200
                                                                                                           --------
   MONTANA - 2.6%
   Forsyth, Montana Pollution Control Revenue Bond for
      Portland General Electric Project (A) (B) (C)
         4.150%, 01/07/97 ......................................................          1,000               1,000
   Forsyth, Montana Pollution Control Revenue Bond for
      Portland General Electric Project, Series A (A) (B) (C)
         4.050%, 01/07/97 ......................................................          2,000               2,000
                                                                                                           --------
         Total Montana                                                                                        3,000
                                                                                                           --------
   NEVADA - 1.9%
   Nevada State Housing Authority Revenue Bond for Multi-Unit
      Park Project, Series A (A) (B) (C)
         4.300%, 01/07/97 ......................................................          2,200               2,200
                                                                                                           --------
   NEW HAMPSHIRE - 0.5%
   New Hampshire State Industrial Development
      Revenue Bond for Oerlikon-Burlhe Project (A) (B) (C)
         3.650%, 01/02/97 ......................................................            600                 600
                                                                                                           --------

STATEMENT OF NET ASSETS (CONTINUED)            COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)



                                                                                          PAR               VALUE
ELITE TAX-FREE RESERVE                                                                   (000)              (000)
-------------------------------------------------------------------------------------------------------------------
   NEW YORK - 2.4%
   New York City, New York GO (A) (B) (C)
         4.500%, 08/15/22 ......................................................         $  200            $    200
   New York City, New York TECP
         3.550%, 02/12/97 ......................................................          1,000               1,000
   New York State Energy Research and Development Authority
      Pollution Control Revenue Bond  (C)
         3.600%, 12/01/97 ......................................................          1,500               1,500
                                                                                                           --------
         Total New York                                                                                       2,700
                                                                                                           --------
   NORTH CAROLINA - 2.7%
   North Carolina Eastern Municipal Power Agency
      Revenue Bond, Series A
         7.500%, 01/01/15 ......................................................          3,060               3,121
                                                                                                           --------
   OHIO - 2.4%
   Evandale, Ohio Industrial Development Authority
      Revenue Bond (A) (B) (C)
         4.600%, 01/07/97 ......................................................          1,600               1,600
   Ohio State Air Quality Revenue Bond (A) (B) (C)
         4.850%, 01/02/97 ......................................................            100                 100
   Ohio State Air Quality Revenue Bond, Series B (A) (B) (C)
         4.700%, 01/02/97 ......................................................          1,000               1,000
                                                                                                           --------
         Total Ohio                                                                                           2,700
                                                                                                           --------
   OREGON - 3.9%
   Port of Portland, Oregon Pollution Control
      Revenue Bond for Reynold Metals Project (A) (B) (C)
         4.950%, 01/02/97 ......................................................          1,500               1,500
   Port of St. Helens, Oregon Pollution Control
      Revenue Bond (A) (B) (C)
         4.950%, 01/02/97 ......................................................          2,300               2,300
   Umatilla County, Oregon  Franciscan Health System
      Revenue Bond, Series A  (A) (B) (C)
         4.950%, 01/02/97 ......................................................            300                 300
   Umatilla County, Oregon Franciscan Health System
      Revenue Bond, Series B (A) (B) (C)
         4.950%, 01/02/97 ......................................................            400                 400
                                                                                                           --------
         Total Oregon                                                                                         4,500
                                                                                                           --------

STATEMENT OF NET ASSETS (CONTINUED)            COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)



                                                                                          PAR               VALUE
ELITE TAX-FREE RESERVE                                                                   (000)              (000)
--------------------------------------------------------------------------------------------------------------------
   PENNSYLVANIA - 19.2%
   Allegheny County, Pennsylvania Revenue Bond for
      Presbyterian University Hospital (A) (B)
         3.900%, 01/02/97 ......................................................         $2,335             $ 2,335
   Beaver County, Pennsylvania Industrial Development
      Authority Revenue Bond for Duquesne Light Company
      Project, Series A (A) (B) (C)
         4.100%, 01/07/97 ......................................................          1,000               1,000
   Beaver County, Pennsylvania Industrial Development
      Authority Revenue Bond for Duquesne Light Company
      Project, Series B (A) (B) (C)
         4.100%, 01/07/97 ......................................................          1,100               1,100
   Lancaster, Pennsylvania School District GO  (FGIC)
         3.800%, 05/01/97 ......................................................            800                 800
   Lehigh County, Pennsylvania Industrial Development
      Authority Revenue Bond for Allegheny Electric Project,
      Series A (A) (B) (C)
         4.600%, 01/07/97 ......................................................            500                 500
   Montgomery County, Pennsylvania TECP
         3.500%, 03/07/97 ......................................................          3,000               3,000
   Parkland School District, Pennsylvania GO  (C)
         4.000%, 09/01/97 ......................................................            380                 380
   Pennsylvania State Higher Education Facilities Authority
      Revenue Bond for Carnegie Mellon University Project,
      Series B (A) (B)
         5.000%, 01/02/97 ......................................................            800                 800
   Pennsylvania State University GO
         4.250%, 04/04/97 ......................................................          2,000               2,004
   Pennsylvania State University Revenue Bond, Series A
         4.500%, 11/25/97 ......................................................          1,750               1,763
   Washington County, Pennsylvania Industrial Development
      Authority Revenue Bond for Werrerau Finance Company
      Project (A) (B) (C)
         4.100%, 01/07/97 ......................................................          2,500               2,500
   Washington County, Pennsylvania Lease
      Revenue Bond (A) (B) (C)
         4.150%, 01/07/97 ......................................................          1,500               1,500

STATEMENT OF NET ASSETS (CONTINUED)            COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)



                                                                                          PAR               VALUE
ELITE TAX-FREE RESERVE                                                                   (000)              (000)
-------------------------------------------------------------------------------------------------------------------
   York, Pennsylvania General Authority Pooled
      Revenue Bond (A) (B) (C)
         4.150%, 01/07/97 ......................................................         $4,350            $  4,350
                                                                                                           --------
         Total Pennsylvania                                                                                  22,032
                                                                                                           --------
   PUERTO RICO - 1.6%
   Puerto Rico Commonwealth TRAN, Series A
         4.000%, 07/30/97 ......................................................          1,800               1,806
                                                                                                           --------
   SOUTH CAROLINA - 0.4%
   Berkley County, South Carolina  Pollution Control
      Revenue Bond for Amoco Chemical Project (A) (B) (C)
         4.900%, 01/02/97 ......................................................            500                 500
                                                                                                           --------
   TENNESSEE - 1.0%
   Sullivan County, Tennessee Industrial Development
      Authority Pollution Control Revenue Bond for Mead Corporation
      Project (A) (B) (C)
         4.950%, 01/02/97 ......................................................          1,100               1,100
                                                                                                           --------
   TEXAS - 10.0%
   Austin, Texas TECP
         3.700%, 01/06/97 ......................................................            300                 300
   Grapevine, Texas Industrial Development Authority
      Revenue Bond, Series B1 (A) (B) (C)
         4.950%, 01/02/97 ......................................................          1,800               1,800
   Grapevine, Texas Industrial Development Authority
      Revenue Bond for American Airlines Project,
      Series A3 (A) (B) (C)
         4.950%, 01/02/97 ......................................................            700                 700
   Houston, Texas TRAN
         4.500%, 06/30/97 ......................................................          2,000               2,006
   Nueces County, Texas Health Facilities Authority
      Revenue Bond for Driscoll Children's Foundation
      Project (A) (B) (C)
         4.150%, 01/07/97 ......................................................            600                 600
   Tarrant County, Texas Housing Finance Authority Revenue
      Bond for Windcastle Project (A) (B) (C)
         4.250%, 01/07/97 ......................................................          1,034               1,034

STATEMENT OF NET ASSETS (CONTINUED)            COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)



                                                                                          PAR               VALUE
ELITE TAX-FREE RESERVE                                                                   (000)              (000)
-------------------------------------------------------------------------------------------------------------------
   Texas State TRAN
         4.750%, 08/29/97 ......................................................         $5,000            $  5,025
                                                                                                           --------
         Total Texas                                                                                         11,465
                                                                                                           --------
   VERMONT - 1.2%
   Vermont State Student Loan Revenue Bond, Student Loan
      Assistance Corporation Project (A) (B) (C)
         3.650%, 01/02/97 ......................................................          1,340               1,340
                                                                                                           --------
   VIRGINIA - 1.7%
   Virginia State Peninsula Port Authority Revenue Bond for
      Dominion Terminal Project, Series D (A)
         4.950%, 01/02/97 ......................................................          1,200               1,200
   Virginia State Peninsula Port Authority Revenue Bond for
      Dominion Terminal Project, Series 1987C (A) (B) (C)
         4.850%, 01/02/97 ......................................................            705                 705
                                                                                                           --------
         Total Virginia                                                                                       1,905
                                                                                                           --------
   WEST VIRGINIA - 1.1%
   Putnam County, West Virginia Industrial Development
      Authority Revenue Bond for FMC Corporation Project (A) (B) (C)
         3.650%, 01/02/97 ......................................................          1,300               1,300
                                                                                                           --------
   WISCONSIN - 1.8%
    Milwaukee, Wisconsin, Revenue Anticipation Note, Series A
         3.500%, 02/27/97 ......................................................          2,000               2,002
                                                                                                           --------
   WYOMING - 4.5%
   Gillette County, Wyoming TECP
         3.450%, 03/06/97 ......................................................          3,000               3,000
   Lincoln County, Wyoming Pollution Control Revenue
      Bond For Exxon Project, Series D
      11/01/14 (A)
         5.000%, 01/02/97 ......................................................            300                 300
   Lincoln County, Wyoming Resource Recovery Revenue
      Bond for Exxon Project, Series C (A) (B) (C)
         5.000%, 01/02/97 ......................................................            300                 300
   Platte County, Wyoming  Pollution Control
      Revenue Bond, Series A (A) (B) (C)
         5.050%, 01/02/97 ......................................................            500                 500

STATEMENT OF NET ASSETS (CONCLUDED)            COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)


                                                                                          PAR               VALUE
ELITE TAX-FREE RESERVE                                                                   (000)              (000)
-------------------------------------------------------------------------------------------------------------------
   Platte County, Wyoming  Pollution Control
      Revenue Bond, Series B (A) (B) (C)
         5.050%, 01/02/97 ......................................................         $  100            $    100
   Sublette County, Wyoming Pollution Control Revenue Bond
      for Exxon Project, Series 84 (A) (B)
         4.900%, 01/02/97 ......................................................          1,000               1,000
                                                                                                           --------
         Total Wyoming                                                                                        5,200
                                                                                                           --------
   TOTAL MUNICIPAL BONDS
      (Cost $113,494) .........................................................................             113,494
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.1%
   (Cost $113,494) ............................................................................             113,494
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - 0.9% ......................................................               1,041
-------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares ($0.001 par value - 250 million authorized)
     based on 114,564,660 outstanding shares ..................................................             114,565
   Accumulated Net Realized Loss on Investments ...............................................                 (30)
-------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0% .....................................................................            $114,535
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ......................................            $   1.00
-------------------------------------------------------------------------------------------------------------------

(A) VARIABLE RATE SECURITY-THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1996.

(B) PUT OR DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY. THE MATURITY DATE SHOWN IS THE LESSER OF THE PUT DEMAND DATE OR MATURITY DATE.

(C) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR COMMERCIAL BANK.

GO -- GENERAL OBLIGATION

TECP -- TAX-EXEMPT COMMERCIAL PAPER

TRAN -- TAX AND REVENUE ANTICIPATION NOTES

(FGIC) -- FINANCIAL GUARANTY INSURANCE COMPANY

                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (000)                  COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
For the six month period ended December 31, 1996                     (Unaudited)



ELITE TAX-FREE RESERVE*
--------------------------------------------------------------------------------
INVESTMENT INCOME:
         Interest .................................................     $ 1,734
                                                                        -------

EXPENSES:
      Investment advisory fees ....................................          99
      Less investment advisory fees waived ........................         (99)
      Administrative fees .........................................         123
      Less administrative fees waived .............................         (69)
      Transfer agent fees & expenses ..............................          10
      Professional fees ...........................................           5
      Registration & filing fees ..................................           6
      Printing ....................................................           4
      Miscellaneous ...............................................           6
                                                                        -------

Total expenses ....................................................          85
                                                                        -------

NET INVESTMENT INCOME .............................................       1,649
                                                                        -------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............     $ 1,649
                                                                        =======

*THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY TAX-FREE RESERVE.

                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)       COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
For the six month period ended December 31, 1996 (Unaudited) and the year ended June 30, 1996



ELITE TAX-FREE RESERVE*
---------------------------------------------------------------------------------------------------------------------
                                                                                     07/01/96             07/01/95
                                                                                   TO 12/31/96           TO 06/30/96
                                                                                  --------------       --------------
OPERATIONS:
      Net investment income .................................................        $  1,649            $   3,012
      Net realized loss on securities sold ..................................              --                   (5)
                                                                                     --------            ---------
      Net increase in net assets resulting
         from operations ....................................................           1,649                3,007
                                                                                     --------            ---------
DIVIDENDS DISTRIBUTED FROM:
      Net investment income .................................................          (1,649)              (3,012)
                                                                                     --------            ---------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares issued ...........................................          98,790              224,591
      Cost of shares redeemed ...............................................         (70,732)            (210,702)
                                                                                     --------            ---------
      Increase in net assets derived from
         capital share transactions .........................................          28,058               13,889
                                                                                     --------            ---------
NET INCREASE IN NET ASSETS ..................................................          28,058               13,884
NET ASSETS:
      Beginning of period ...................................................          86,477               72,593
                                                                                     --------            ---------
      End of period .........................................................        $114,535            $  86,477
                                                                                     ========            =========
SHARES ISSUED AND REDEEMED:
      Shares issued .........................................................          98,790              224,591
      Shares redeemed .......................................................         (70,732)            (210,702)
                                                                                     --------            ---------
      Increase in net shares derived from
         capital share transactions .........................................          28,058               13,889
                                                                                     --------            ---------
OUTSTANDING SHARES:
      Beginning of period ...................................................          86,507               72,618
                                                                                     --------            ---------
      End of period .........................................................         114,565               86,507
                                                                                     ========            =========


*THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY TAX-FREE RESERVE.

                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS                           COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)




ELITE TAX-FREE RESERVE(DAGGER)
---------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period


                             NET                                                                     NET
                            ASSET                    DISTRIBUTIONS        NET                       ASSETS         RATIO
                            VALUE         NET          FROM NET       ASSET VALUE                    END        OF EXPENSES
                          BEGINNING    INVESTMENT     INVESTMENT          END         TOTAL       OF PERIOD     TO AVERAGE
                          OF PERIOD      INCOME         INCOME         OF PERIOD      RETURN        (000)        NET ASSETS
                          ----------   ----------    -------------    -----------    ----------   ----------    -----------
For the six month
   period ended
   December 31, 1996**      $1.00         0.02          (0.02)           $1.00         1.69%*      $114,535        0.17%

For the year ended
   June 30, 1996            $1.00         0.03          (0.03)           $1.00         3.51%        $86,477        0.16%

For the year ended
   June 30, 1995            $1.00         0.03          (0.03)           $1.00         3.41%        $72,593        0.19%

For the year ended
   June 30, 1994            $1.00         0.02          (0.02)           $1.00         2.32%        $78,219        0.17%

For the year ended
   June 30, 1993            $1.00         0.02          (0.02)           $1.00         2.48%        $48,424        0.19%

For the period ended
   June 30, 1992 (1)        $1.00         0.02          (0.02)           $1.00         1.50%*       $66,158        0.17%




                                               RATIO         RATIO OF
                               RATIO        OF EXPENSES     NET INCOME
                               OF NET       TO AVERAGE      TO AVERAGE
                               INCOME       NET ASSETS      NET ASSETS
                             TO AVERAGE     (EXCLUDING      (EXCLUDING
                             NET ASSETS      WAIVERS)         WAIVERS)
                             ----------     -----------     ----------
For the six month
   period ended
   December 31, 1996**          3.34%          0.51%          3.00%

For the year ended
   June 30, 1996                3.44%          0.76%          2.84%

For the year ended
   June 30, 1995                3.37%          0.83%          2.73%

For the year ended
   June 30, 1994                2.29%          0.82%          1.64%

For the year ended
   June 30, 1993                2.45%          0.83%          1.81%

For the period ended
   June 30, 1992 (1)            3.00%          0.89%          2.28%

--------------------------
       * RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
      ** RATES  FOR  THE SIX  MONTH  PERIOD  ENDED  DECEMBER  31,  1996  HAVE
         BEEN ANNUALIZED.
     (1) THE ELITE TAX-FREE RESERVE COMMENCED OPERATIONS ON NOVEMBER 19, 1991. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(DAGGER) THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY TAX-FREE RESERVE.

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                  COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)



1. ORGANIZATION

The CoreFund Elite Tax-Free Reserve is a Fund offered by CoreFunds, Inc. (the "Company"), an open-end investment company registered under the Investment Company Act of 1940, as amended.

The Company is presently authorized to offer shares in the following Funds (the "Funds"):

      EQUITY FUNDS:                                  MONEY MARKET FUNDS:
      Growth Equity Fund                             Cash Reserve
      Core Equity Fund                               Treasury Reserve
      Equity Index Fund                              Tax-Free Reserve
      International Growth Fund                      Elite Cash Reserve
      Balanced Fund                                  Elite Treasury Reserve
      Special Equity Fund                            Elite Tax-Free Reserve

      FIXED INCOME FUNDS:
      Short Term Income Fund
      Government Income Fund
      Short-Intermediate Bond Fund
      Intermediate Municipal Bond Fund
      Bond Fund
      Global Bond Fund
      Pennsylvania Municipal Bond Fund
      New Jersey Municipal Bond Fund

The financial statements included herein present only those of the Elite Tax-Free Reserve. The financial statements of the remaining Funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Elite Tax-Free Reserve.

SECURITY VALUATION -- Investment securities of the Elite Tax-Free Reserve are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion

NOTES TO FINANCIAL STATEMENTS (CONTINUED)      COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)



and amortization of the purchase discounts and premiums during the respective holding period. Interest income is recorded on the accrual basis.

EXPENSES -- Expenses that are directly related to the Fund are charged directly to that Fund. Other operating expenses of the Company are prorated to the Fund on the basis of relative net assets.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

FEDERAL  INCOME TAXES -- It is the Fund's  intention to continue to qualify as a
regulated   investment  company  and  distribute  all  of  its  taxable  income.
Accordingly, no provision for Federal income taxes is required.

3.  INVESTMENT ADVISORY AND CUSTODIAL SERVICES

Pursuant to an investment advisory agreement dated April 12, 1996, investment advisory services are provided to the Company by CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), a wholly-owned subsidiary of CoreStates Bank, N.A. ("CoreStates Bank"), itself a wholly-owned subsidiary of CoreStates Financial Corp. Under the terms of such agreement, CoreStates Advisers is entitled to receive an annual fee of 0.20% on the average net assets of the Elite Tax-Free Reserve. For the period ended December 31, 1996, CoreStates Advisers earned $98,605 in investment advisory fees, all of which was voluntarily waived in order to assist the Portfolio in maintaining a competitive expense ratio.

CoreStates Bank serves as Custodian to the Company. Under the Custodian Agreement, CoreStates Bank holds each Fund's securities and cash items, makes receipts and disbursements of money on behalf of each Fund, collects and receives all income and other payments and distributions on account of the Funds' securities and performs other related services. CoreStates Bank may, at its discretion and at its own expense, open and maintain a sub-custody account or employ a sub-custodian on behalf of the Funds investing exclusively in the United States and may, with the Funds' Board approval and at the expense of the Funds, employ sub-custodians on behalf of the Funds who invest in foreign countries provided that CoreStates Bank shall remain liable for the performance of all of its duties under the Custodian Agreement.

4.  ADMINISTRATIVE, DISTRIBUTION, AND TRANSFER AGENT SERVICES

Pursuant to an administration agreement dated October 30, 1992, as amended June 1, 1995, SEI Fund Resources ("SFR"), a wholly-owned subsidiary of SEI Corporation, acts as the Fund's Administrator. Under the terms of such agreement, SFR is entitled to receive an annual fee of 0.25% on the average daily net assets of the Elite Tax-Free Reserve. Such a fee is computed daily and paid monthly. For the period ended December 31, 1996, administrative fees totaled $123,277 of which $69,109 was voluntarily waived in order to assist the Fund in maintaining a competitive expense ratio.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)      COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)



Effective for the period July 1, 1995 to November 16, 1995, SEI Financial Management Corporation acted as the Transfer Agent of the Fund. Pursuant to a transfer agency agreement dated November 16, 1995, Boston Financial Data
Services ("BFDS") a subsidiary of State Street Bank and Trust Company acts as the Fund's Transfer Agent. As such, BFDS provides transfer agency, dividend disbursing, and shareholder servicing for the Fund.

On November 2, 1992, SEI Financial Services Company ("SFS"), also a wholly-owned subsidiary of SEI Corporation, became the Fund's exclusive Distributor pursuant to a distribution agreement dated October 30, 1992.

Certain officers of the Company are also officers of the Administrator. Such officers are not paid fees by the Fund.

The Fund has paid legal fees to a law firm in which the secretary of the Company is a partner.

5. INVESTMENT COMPOSITION

The Fund invests in securities which include revenue and general obligation instruments.

At December 31,1996, the revenue sources by purpose were as follows:

                                                            % OF PORTFOLIO
                                                              INVESTMENTS
                                                            --------------
REVENUE INSTRUMENTS
         Education Bonds ..............................            5%
         Hospital & Health Care Bonds .................            4
         Housing Bonds ................................            4
         Industrial Bonds .............................           10
         Other Bonds ..................................            8
         Pollution Control Bonds ......................           13
         Transportation Bonds .........................            6
         Utility Bonds ................................            8
TAX EXEMPT COMMERCIAL PAPER ...........................           25
GENERAL OBLIGATIONS ...................................            5
TAX & REVENUE ANTICIPATION NOTES ......................           12
                                                                 ----
                                                                 100%
                                                                 ====
In addition, certain investments are covered by insurance issued by several private issuers who guarantee the payment of interest and principal at final maturity in the event of default. Such insurance, however, does not guarantee the market value of the securities or the value of the Fund's shares.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Corporation. The report is not authorized for distribution to prospective investors in the Corporation unless preceded or accompanied by an effective prospectus. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, CoreStates Bank, N.A., the parent corporation of the Fund's investment adviser. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.



COR-F-061-01

                                 CoreFunds, Inc.
                                 ---------------

                             ELITE TREASURY RESERVE

                               SEMI-ANNUAL REPORT

                                December 31, 1996

MANAGERS' DISCUSSION OF FUND PERFORMANCE       COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------

SEMI-ANNUAL RESULTS:
     (BULLET) This Fund returned 2.64%, net of expenses, for the six months ending December 31, 1996.
     (BULLET) The Fund's benchmark, the IBC Donoghue Treasury Fund Average, returned 2.34% for the same period.
     (BULLET) Assets in the Fund as of December 31, 1996 totaled $28 million.

COMMENTARY:
     The average weighted maturity of the CoreFund Elite Treasury Reserve changed from 60 days to 49 days during the six months. This eleven day decrease in the average weighted maturity was mainly due to the lack of buying opportunities and an increase in assets during the reporting period.

     Treasury securities remained very expensive as investors flocked to the short-term bill market. This flight to quality is not unusual when the market lacks a clear sense of the economy's direction. The three-month treasury bill area is considered a "safe haven" for investors and its demand helped keep short-term bill yields down and prices up. The Fund significantly out-performed its benchmark because longer-term purchases were limited and a higher percentage of assets were kept in overnight repurchase agreements.

     Going forward, purchases will continue to be made on market weakness. It is our view that short-term rates will remain stable during the first quarter 1997, unless inflationary indicators trend higher. As buying opportunities arise, specific positions will be taken along the curve to maintain a laddered approach strategy. The average weighted maturity will remain in the area of 50 to 55 days until there is clear direction on the Federal Reserve Board's next move.

STATEMENT OF NET ASSETS                        COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)



                                                            PAR            VALUE
ELITE TREASURY RESERVE                                     (000)           (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 35.1%
  U.S. Treasury Bills(DAGGER)
      5.060%, 01/09/97 ................................    $  500         $  499
      5.250%, 01/30/97 ................................       500            498
      5.120%, 02/06/97 ................................       200            199
      5.110%, 02/13/97 ................................       700            696
      5.070%, 02/20/97 ................................       500            497
      5.340%, 03/06/97 ................................       500            495
      5.250%, 03/13/97 ................................       500            495
      5.350%, 04/03/97 ................................       500            493
      5.115%, 04/10/97 ................................       500            493
      5.105%, 04/17/97 ................................       500            493
      5.075%, 05/08/97 ................................       700            687
      0.000%, 06/19/97 ................................       500            488
      5.620%, 06/26/97 ................................       500            486
      5.585%, 08/21/97 ................................       500            482
      5.235%, 11/13/97 ................................       500            477
  U.S. Treasury Notes
      5.625%, 06/30/97 ................................       500            500
      5.500%, 07/31/97 ................................       400            400
      5.250%, 12/31/97 ................................       500            499
  U.S. Treasury STRIPS(DAGGER)
      5.320%, 05/15/97 ................................       500            490
      5.250%, 08/15/97 ................................       500            484
                                                                          ------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $9,851) ................................................          9,851
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 65.3%
   Aubrey Lanston
      5.750%, dated 12/31/96, matures 01/02/97,
      repurchase price $109,035 (collateralized by U.S.
      Treasury Note, par value $110,000, 5.875%,
      11/30/01; market value $111,215) ................       109            109
   Aubrey Lanston
      6.600%, dated 12/31/96, matures 01/02/97,
      repurchase price $800,293 (collateralized by
      U.S. Treasury Note, par value $790,000,
      6.500%, 08/15/97; market value $813,700) ........       800            800

STATEMENT OF NET ASSETS (CONTINUED)            COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)


                                                                 PAR       VALUE
ELITE TREASURY RESERVE                                          (000)      (000)
--------------------------------------------------------------------------------
Goldman Sachs
      6.520%, dated 12/31/96, matures 01/02/97,
      repurchase price $800,290 (collateralized by
      U.S. Treasury Note, par value $820,000,
      5.000%, 02/15/99; market value $814,916) .............   $   800  $   800
Hong Kong Shanghai Bank
      6.625%, dated 12/31/96, matures 01/02/97,
      repurchase price $800,294 (collateralized by
      U.S. Treasury Note, par value $795,000,
      5.875%, 07/31/97; market value $816,147) .............       800      800
Merrill Lynch
      6.000%, dated 12/31/96, matures 01/02/97,
      repurchase price $800,267 (collateralized by U.S.
      Treasury Note, par value $795,000, 5.875%,
      07/31/97; market value $816,147) .....................       800      800
Morgan Stanley
      5.750%, dated 12/31/96, matures 01/02/97,
      repurchase price $1,200,417 (collateralized by
      U.S. Treasury Note, par value $1,170,000,
      7.750%, 12/31/99; market value $1,224,747) ...........     1,200    1,200
Sanwa Bank
      6.750%, dated 12/31/96, matures 01/02/97,
      repurchase price $6,902,588 (collateralized by
      U.S. Treasury Note, par value $6,980,000,
      6.125%, 05/31/97; market value $7,031,652) ...........     6,900    6,900
Swiss Bank
      6.750%, dated 12/31/96, matures 01/02/97,
      repurchase price $6,902,587 (collateralized by
      U.S. Treasury Note, par value $6,935,000,
      5.750%, 09/30/97; market value $7,044,573) ...........     6,900    6,900
                                                                        -------
TOTAL REPURCHASE AGREEMENTS
   (Cost $18,309) ....................................................   18,309
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.4%
   (Cost $28,160).....................................................   28,160
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - (0.4%)............................     (116)
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (CONCLUDED)            COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)


                                                                           VALUE
ELITE TREASURY RESERVE                                                     (000)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares ($0.001 par value - 250 million
     authorized shares) based on 28,043,428 outstanding shares.......    $28,043
   Accumulated Net Realized Gain on Investments......................          1
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%............................................    $28,044
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.............      $1.00
--------------------------------------------------------------------------------

(DAGGER) EFFECTIVE YIELD
STRIPS -- SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITIES

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (000)                  COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
For the six month period ended December 31, 1996                     (Unaudited)


ELITE TREASURY RESERVE*
--------------------------------------------------------------------------------
INVESTMENT INCOME:
         Interest ..................................................      $ 686
                                                                          -----
EXPENSES:
      Investment advisory fees .....................................         26
      Less investment advisory fees waived .........................        (26)
      Administrative fees ..........................................         32
      Less administrative fees waived ..............................        (18)
      Transfer agent fees & expenses ...............................          2
      Professional fees ............................................          2
      Registration & filing fees ...................................          8
      Printing .....................................................          5
      Miscellaneous ................................................         (8)
                                                                          -----
Total expenses .....................................................         23
                                                                          -----
NET INVESTMENT INCOME...............................................        663
NET REALIZED GAIN ON INVESTMENTS:
      Net realized gain from securities sold .......................          1
                                                                          -----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............      $ 664
                                                                          =====
* THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY TREASURY RESERVE.


                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)       COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
For the six month period ended December 31, 1996 (Unaudited) and the year ended June 30, 1996


ELITE TREASURY RESERVE*
--------------------------------------------------------------------------------
                                                         07/01/96     07/01/95
                                                        TO 12/31/96  TO 06/30/96
                                                        -----------  -----------
OPERATIONS:
      Net investment income ..........................     $   663     $  1,112
      Net realized gain (loss) on securities sold ....           1           (1)
                                                           -------     --------
      Net increase in net assets resulting
         from operations .............................         664        1,111
                                                           -------     --------
DIVIDENDS DISTRIBUTED FROM:
      Net investment income ..........................        (663)      (1,112)
                                                           -------     --------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares issued ....................      13,370       26,668
      Cost of shares redeemed ........................      (9,825)     (20,565)
                                                           -------     --------
      Increase in net assets derived from
         capital share transactions ..................       3,545        6,103
                                                           -------     --------
NET INCREASE IN NET ASSETS ...........................       3,546        6,102
NET ASSETS:
      Beginning of period ............................      24,498       18,396
                                                           -------     --------
      End of period ..................................     $28,044     $ 24,498
                                                           =======     ========
SHARES ISSUED AND REDEEMED:
      Shares issued ..................................      13,370       26,668
      Shares redeemed ................................      (9,825)     (20,565)
                                                           -------     --------
      Increase in net shares derived from
         capital share transactions ..................       3,545        6,103
                                                           -------     --------
OUTSTANDING SHARES:
      Beginning of period ............................      24,498       18,395
                                                           -------     --------
      End of period ..................................      28,044       24,498
                                                           =======     ========

* THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY TREASURY RESERVE.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                           COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)


ELITE TREASURY RESERVE(DAGGER)
--------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period


                           NET                                                             NET
                          ASSET                 DISTRIBUTIONS       NET                  ASSETS
                          VALUE         NET       FROM NET      ASSET VALUE                END
                        BEGINNING   INVESTMENT   INVESTMENT         END        TOTAL    OF PERIOD
                        OF PERIOD     INCOME       INCOME       OF PERIOD     RETURN      (000)
                        ---------   ----------  -------------   -----------   ------    ---------
For the six month
   period ended
   December 31, 1996**    $1.00        0.03        (0.03)          $1.00       2.64%*    $28,044

For the year ended
   June 30, 1996          $1.00        0.05        (0.05)          $1.00       5.54%     $24,498

For the year ended
   June 30, 1995          $1.00        0.05        (0.05)          $1.00       5.24%     $18,396

For the year ended
   June 30, 1994          $1.00        0.03        (0.03)          $1.00       3.10%     $20,363

For the year ended
   June 30, 1993          $1.00        0.03        (0.03)          $1.00       3.17%     $27,614

For the period ended
   June 30, 1992 (1)      $1.00        0.02        (0.02)          $1.00       2.00%*    $49,328


                                                      RATIO       RATIO OF
                                         RATIO     OF EXPENSES   NET INCOME
                            RATIO        OF NET     TO AVERAGE   TO AVERAGE
                         OF EXPENSES     INCOME     NET ASSETS   NET ASSETS
                          TO AVERAGE   TO AVERAGE   (EXCLUDING   (EXCLUDING
                          NET ASSETS   NET ASSETS    WAIVERS)      WAIVERS)
                         -----------   ----------  -----------   ----------
For the six month
   period ended
   December 31, 1996**      0.17%         5.18%        0.51%         4.84%

For the year ended
   June 30, 1996            0.19%         5.39%        0.80%         4.78%

For the year ended
   June 30, 1995            0.23%         5.09%        0.87%         4.45%

For the year ended
   June 30, 1994            0.28%         3.03%        0.91%         2.40%

For the year ended
   June 30, 1993            0.18%         3.19%        0.85%         2.52%

For the period ended
   June 30, 1992 (1)        0.05%         3.95%        0.80%         3.20%

---------------------------
       * RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
      ** RATIOS FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 1996 HAVE BEEN ANNUALIZED.
     (1) THE ELITE TREASURY RESERVE COMMENCED OPERATIONS ON DECEMBER 10, 1991.
         RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(DAGGER) THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY TREASURY RESERVE.

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                  COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)


1. ORGANIZATION

The CoreFund Elite Treasury Reserve is a Fund offered by CoreFunds, Inc. (the "Company"), an open-end investment company registered under the Investment Company Act of 1940, as amended.

The Company is presently authorized to offer shares in the following Funds (the "Funds"):

      EQUITY FUNDS:                          MONEY MARKET FUNDS:
      Growth Equity Fund                     Cash Reserve
      Core Equity Fund                       Treasury Reserve
      Equity Index Fund                      Tax-Free Reserve
      International Growth Fund              Elite Cash Reserve
      Balanced Fund                          Elite Treasury Reserve
      Special Equity Fund                    Elite Tax-Free Reserve

      FIXED INCOME FUNDS:
      Short Term Income Fund
      Government Income Fund
      Short-Intermediate Bond Fund
      Intermediate Municipal Bond Fund
      Bond Fund
      Global Bond Fund
      Pennsylvania Municipal Bond Fund
      New Jersey Municipal Bond Fund

The financial statements included herein present only those of the Elite Treasury Reserve. The financial statements of the remaining Funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Elite Treasury Reserve.

SECURITY VALUATION -- Investment securities of the Elite Treasury Reserve are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)      COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)



SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding period. Interest income is recorded on the accrual basis.

REPURCHASE  AGREEMENTS  --  Securities  pledged  as  collateral  for  Repurchase
Agreements are held by each Fund's custodian bank until maturity of the Repurchase Agreements. Provisions of the Agreements and procedures adopted by the Adviser ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into insolvency proceedings, realization of the collateral by the Fund may be delayed or limited.

EXPENSES -- Expenses that are directly related to the Fund are charged directly to that Fund. Other operating expenses of the Company are prorated to the Fund on the basis of relative net assets.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

FEDERAL  INCOME TAXES -- It is the Fund's  intention to continue to qualify as a
regulated   investment  company  and  distribute  all  of  its  taxable  income.
Accordingly, no provision for Federal income taxes is required.

3.  INVESTMENT ADVISORY AND CUSTODIAL SERVICES

Pursuant to an investment advisory agreement dated April 12, 1996, investment advisory services are provided to the Company by CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), a wholly-owned subsidiary of CoreStates Bank, N.A. ("CoreStates Bank"), itself a wholly-owned subsidiary of CoreStates Financial Corp. Under the terms of such agreement, CoreStates Advisers is entitled to receive an annual fee of 0.20% on the average net assets of the Elite Treasury Reserve. For the period ended December 31, 1996, CoreStates Advisers earned $25,559 in investment advisory fees, all of which was voluntarily waived in order to assist the Fund in maintaining a competitive expense ratio.

CoreStates Bank serves as Custodian to the Company. Under the Custodian Agreement, CoreStates Bank holds each Fund's securities and cash items, makes receipts and disbursements of money on behalf of each Fund, collects and receives all income and other payments and distributions on account of the Funds' securities and performs other related services. CoreStates Bank may, at its discretion and at its own expense, open and maintain a sub-custody account or employ a sub-custodian on behalf of the Funds investing exclusively in the United States and may, with the Funds'

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)      COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1996                                                    (Unaudited)



Board approval and at the expense of the Funds, employ sub-custodians on behalf of the Funds who invest in foreign countries provided that CoreStates Bank shall remain liable for the performance of all of its duties under the Custodian Agreement.

4. ADMINISTRATIVE, DISTRIBUTION, AND TRANSFER AGENT SERVICES

Pursuant to an administration agreement dated October 30, 1992, as amended June 1, 1995, SEI Fund Resource ("SFR"), a wholly-owned subsidiary of SEI Corporation, acts as the Funds's Administrator. Under the terms of such agreement, SFR is entitled to receive an annual fee of 0.25% on the average daily net assets of the Elite Treasury Reserve. Such a fee is computed daily and paid monthly. For the period ended December 31, 1996, administrative fees totaled $31,949 of which $17,892 was voluntarily waived in order to assist the Fund in maintaining a competitive expense ratio.

Effective for the period July 1, 1995 to November 16, 1995, SEI Financial Management Corporation acted as the Transfer Agent of the Fund. Pursuant to a transfer agency agreement dated November 16, 1995, Boston Financial Data
Services ("BFDS") a subsidiary of State Street Bank and Trust Company acts as the Fund's Transfer Agent. As such, BFDS provides transfer agency, dividend disbursing, and shareholder servicing for the Fund.

On November 2, 1992, SEI Financial Services Company ("SFS"), also a wholly-owned subsidiary of SEI Corporation, became the Fund's exclusive Distributor pursuant to a distribution agreement dated October 30, 1992.

Certain officers of the Company are also officers of the Administrator. Such officers are not paid fees by the Fund.

The Fund has paid legal fees to a law firm in which the secretary of the Company is a partner.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Corporation. The report is not authorized for distribution to prospective investors in the Corporation unless preceded or accompanied by an effective prospectus. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, CoreStates Bank, N.A., the parent corporation of the Fund's investment adviser. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.



COR-F-060-01